PROSPECTUS Dated May 1, 2026
for
New York Life Flexible Premium Variable Annuity II
From
NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
(a Delaware Corporation)
51 Madison Avenue,
New York, New York 10010
Investing in
NYLIAC Variable Annuity Separate Account-III
NYLIAC Variable Annuity Separate Account-IV
This Prospectus describes the individual flexible premium New York Life Flexible Premium Variable Annuity II policies issued by New York Life Insurance and Annuity Corporation (NYLIAC). We have discontinued sales of new policies, but we still accept new premium payments for in-force policies. We designed these policies to assist individuals with their long-term retirement planning or other long-term needs. The policies offer flexible premium payments, access to your money through partial withdrawals (some withdrawals may be subject to a surrender charge, federal and state income taxes, and/or a 10% federal penalty tax if withdrawn before age 59½), a choice of when Income Payments commence, and a guaranteed death benefit if the Owner dies before Income Payments have commenced. NYLIAC’s obligations under the policies are subject to its financial strength and claims-paying ability. Please note that your policy may vary depending on your state. Any such state variations will be included in your policy or in riders or endorsements attached to your policy. See your registered representative or contact us for specific information that may be applicable to your state.
The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy or accuracy of this Prospectus. Any representation to the contrary is a criminal offense.
The policies are complex investments and involve risks, including potential loss of principal invested. The policies are not short-term investments and are not appropriate for investors who plan or need ready access to withdrawals as some withdrawals could result in surrender charges, taxes and tax penalties, as applicable. The policies are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the FDIC, the Federal Reserve Board, or any other agency.
Additional information about certain investment products, including variable annuities, has been prepared by the SEC staff and is available at www.Investor.gov.
Your premium payments accumulate on a tax-deferred basis. This means your earnings are not taxed until you take money out of your policy, which can be done in several ways. You can invest your premium payments among a Fixed Account and up to 18 separate Investment Divisions. Each Investment Division invests exclusively in the shares of a specified corresponding portfolio (“Portfolio”). The Portfolios and the Fixed Account are listed in APPENDIX 1.
We do not guarantee the investment performance of the Investment Divisions. Depending on current market conditions, you can make or lose money in any of the Investment Divisions.

i

ii

Definitions

Accumulation Unit—An accounting unit we use to calculate the Variable Accumulation Value prior to the Annuity Commencement Date. Each Investment Division of the Separate Account has a distinct variable Accumulation Unit value.
Accumulation Value—The sum of the Variable Accumulation Value and the Fixed Account Accumulation Value of a policy.
ADBR—Annual Death Benefit Reset Rider.
ADBR Proportional Reduction—is an amount equal to the amount withdrawn from the policy, after the first policy anniversary, (including applicable surrender charges), divided by the policy’s Accumulation Value immediately preceding the withdrawal, multiplied by the ADBR Reset Value immediately preceding the withdrawal.
ADBR Reset Value—On the First Policy Anniversary, the ADBR Reset Value is the greater of (a) the Accumulation Value on the first Policy Anniversary or (b) the Adjusted Death Benefit Premium Payments. The ADBR Reset Value on the second and each subsequent Reset Anniversary is defined as the greater of (a) the Accumulation Value on the current Reset Anniversary or (b) the Reset Value on the prior Reset Anniversary, plus any premium payments applied since the prior Reset Anniversary, less any ADBR Reset Value Proportional Withdrawals since the prior Reset Anniversary.
Adjusted Death Benefit Premium Payments—The total dollar amount of premium payments made under this Policy reduced by any Adjusted Death Benefit Premium Payment Proportional Withdrawals.
Adjusted Death Benefit Premium Payment Proportional Withdrawal—An amount equal to the amount withdrawn from this Policy (including any amount withdrawn that may include surrender charges), divided by this Policy’s Accumulation Value immediately preceding the withdrawal, multiplied by the Adjusted Death Benefit Premium Payments immediately preceding the withdrawal.
Adjusted Premium Payment—The total dollar amount of premium payments made under the policy and allocated to the Investment Divisions reduced by any withdrawals and applicable surrender charges in excess of any gain in the policy.
Allocation Options—The Investment Divisions of the Separate Account, any available Asset Allocation Model and the Fixed Account.
Annuitant—The person named on the Policy Data Page and whose life determines the Income Payments.
Annuity Commencement Date—The date on which we are to make the first Income Payment under the policy, which cannot be later than the date you attain age 95.
Asset Allocation Category(ies)—A group of Investment Divisions of the Separate Account categorized based on investment risk determined by NYLIAC.
Asset Allocation Model—A model portfolio comprised of Investment Divisions of the Separate Account. The Asset Allocation Models are no longer available for new investment. The Asset Allocation Model program was discontinued as of May 1, 2020.
Base Contract Charge—Mortality and Expense Risk and Administrative Costs Charge (M&E Charge).
Beneficiary or beneficiary—The person or entity having the right to receive the death benefit proceeds set forth in the policy and who is the “designated beneficiary” for purposes of Section 72 of the Code (as defined below).
Business Day—Generally, any day on which the New York Stock Exchange (NYSE) is open for trading. Our Business Day ends at 4:00 p.m. Eastern Time or the close of regular trading of the NYSE, if earlier.
Code—The Internal Revenue Code of 1986, as amended.
Consideration—A premium payment, or a portion thereof and/or, if allowable, a transfer amount from an Investment Division to the Fixed Account.
EBB—Enhanced Beneficiary Benefit.
1

Eligible Designated Beneficiary—Eligible Designated Beneficiaries include spouses, minor children (until they reach the age of majority), someone who is disabled or chronically ill (including certain trusts for the disabled or chronically ill), or an individual not more than 10 years younger than the original IRA owner or plan participant.
Fixed Account—An account that is credited with a fixed interest rate which NYLIAC declares and is not part of the Separate Account. The benefits payable under the Fixed Account (including principal and interest) are payable from NYLIAC’s general account and are subject to the claims-paying ability of NYLIAC.
Fixed Account Accumulation Value—The sum of premium payments and, if allowable, transfers allocated to the Fixed Account, plus interest credited on those premium payments and, if allowable, transfers, less any transfers and partial withdrawals from the Fixed Account, and less any surrender charges and policy service charges and rider charges assessed on and deducted from the Fixed Account. The Fixed Account Accumulation Value will never be less than the Fixed Account portion of the Nonforfeiture Value.
Fund– A mutual fund that has multiple series or Portfolios.
General Office—A New York Life field office.
Good Order—Good Order is the standard that we apply when we determine whether an instruction is satisfactory. An instruction will be considered in Good Order if it complies with our administrative procedures and is sufficiently complete and clear that we do not need to exercise any discretion to follow such instruction or complete the transaction and that it complies with all relevant laws and regulations. We may delay or reject a request if it is not in Good Order. Good Order means the actual receipt by us of instructions relating to the requested transaction in writing or by other means we then permit (such as by telephone or electronic transmission), along with all forms and other information or documentation necessary to complete the request.
Income Payments—Periodic payments NYLIAC makes after the Annuity Commencement Date.
Investment Division—The variable investment options available under the policy. Each Investment Division invests exclusively in shares of a specified Portfolio.
Life Income – Guaranteed Period Payment Option–The default Income Payment option available under this policy. Monthly payments made under this option are made over the life of the Annuitant(s) with a guarantee of 10 years of payments, even if the Annuitant dies before the 10–year has expired.
M&E Charge—Mortality and Expense Risk and Administrative Costs Charge. Also referred to as a “Base Contract Charge.”
Non–Qualified Policies—Policies that are not available for use by individuals in connection with employee retirement plans intended to qualify for special federal income tax treatment under Sections 403(b), 408, and 408A of the Code. Non–Qualified Policies include policies issued for other retirement plans or arrangements, including plans qualifying under Section 401(a) of the Code.
Nonforfeiture Rate—The rate used to calculate the Fixed Account Nonforfeiture Value. This rate, as shown on the Policy Data Page, is equal to the lesser of: a) 3.00%, and b) a rate that is not less than 1.00% and determined by using the six–month average of the five–year Constant Maturity Treasury Rate reported by the Federal Reserve for December through May (for period beginning July 1) and June through November (for period beginning January 1), rounded to the nearest .05%, minus 1.25%.
Nonforfeiture Value—The Nonforfeiture Value is equal to 87.50% of the Consideration(s) allocated to the Fixed Account accumulated at the Nonforfeiture Rate since the Payment Date or transfer date, minus any amounts withdrawn or transferred from the Fixed Account, with the remaining amount accumulated at the Nonforfeiture Rate since the date of withdrawal or transfer.
NYLIAC, we, our or us—New York Life Insurance and Annuity Corporation.
Owner (you, your)—The individual(s) or entity(ies) designated as the Owner in the policy or as subsequently changed, who is entitled to exercise all rights under the policy.
Payment Date—The Business Day on which we receive a premium payment at the address specified in this Prospectus to receive such payment in Good Order.
Policy Anniversary—An anniversary of the Policy Date shown on the Policy Data Page.
2

Policy Data Page—Page 2 of the policy which contains the policy specifications.
Policy Date—The date from which we measure Policy Years, quarters, months, and Policy Anniversaries. It is shown on the Policy Data Page.
Policy Year—A year starting on the Policy Date. Subsequent Policy Years begin on each Policy Anniversary, unless otherwise indicated.
Portfolios—The mutual fund portfolios in which the corresponding Investment Divisions invest.
Qualified Policies—Policies for use by individuals under employee retirement plans that are intended to qualify for special federal income tax treatment under Sections 403(b), 408, and 408A of the Code. Qualified Policies do not include policies issued for any other retirement plans or arrangements, including plans qualifying under Section 401(a) of the Code.
Sales Standards—The criteria used to evaluate whether a recommended transaction, relating to your policy, complies with applicable standards of conduct.
Separate Account—NYLIAC Variable Annuity Separate Account–III or NYLIAC Variable Annuity Separate Account–IV, each a segregated asset account we established to receive and invest premium payments paid under the policies. The Separate Account’s Investment Divisions, in turn, purchase shares of Portfolios.
Standard Death Benefit – The death benefit that comes standard under the base policy. It guarantees that your beneficiaries will receive the greater of: (i) your Accumulation Value, less any outstanding loan balance; or (ii) the Adjusted Death Benefit Premium Payments.
Surrender Charge Free Amount – You may withdraw a certain amount from your policy each Policy Year without having to pay a surrender charge on that amount. We call this the Surrender Charge Free Amount. The maximum amount you may withdraw without a surrender charge in any given Policy Year is the greatest of either: (i) 10% of your Accumulation Value as of the last Policy Anniversary (10% of the premium payment if the withdrawal is made in the first Policy Year) less any prior surrender charge free withdrawals during the Policy Year; (ii) 10% of your Accumulation Value at the time of withdrawal, less any prior surrender charge free withdrawals during the Policy Year; or (iii) your Accumulation Value less accumulated premium payments.
Surrender Charge Period – The period of time during which a partial withdrawal or surrender could be subject to a surrender charge. The Surrender Charge Period for this policy is the first nine Policy Years.
Variable Accumulation Value—The sum of the current Accumulation Unit value(s) for each of the Investment Divisions multiplied by the number of Accumulation Units held in the respective Investment Division.
VPSC—The Variable Products Service Center.
3

Overview Of The Policy

Q.
What is this policy, and what is it designed to do?
A.
The New York Life Flexible Premium Variable Annuity II is designed to assist individuals with their long–term retirement planning or other long–term needs through investments in a variety of Allocation Options during an accumulation (savings) phase of the policy. The policy also offers death benefits to protect your designated beneficiaries. You can also elect to supplement your retirement income by converting your Accumulation Value into a stream of Income Payments (sometimes called annuity payments). This policy is only appropriate if you have a long investment time horizon. It is not intended for people who may need to make early or frequent withdrawals or intend to engage in frequent trading in the Portfolios.
Q.
How do I accumulate assets in the policy and receive income from the policy?
A.
Your policy has two phases:
●
the accumulation (savings) phase, when you make premium payments to us, and
●
the annuity (income) phase, when we make Income Payments to you.
Accumulation (Savings) Phase
During the accumulation (savings) phase of the policy, you can invest your premium payments in:
●
a variety of Investment Divisions (you may choose up to 18). Each Investment Division invests in a corresponding (mutual fund) Portfolio, each of which has its own investment strategies, investment adviser(s), expense ratios, and returns. Each Portfolio also has its own investment risks, including risk of loss of the amount invested.
●
a Fixed Account option, which offers a guaranteed fixed interest rate for one–year periods; and
Additional information about the Portfolios and the Fixed Account is provided in Appendix 1: Investment Options Available Under the Policy
Annuity (Income) Phase
You can elect to annuitize your policy and turn your Accumulation Value into a fixed stream of Income Payments (sometimes called annuity payments) from NYLIAC. If you do that, we will make payments over the life of the Annuitant(s) for 10 years, even if the Annuitant dies sooner. This is called the Life Income – Guaranteed Period Payment Option. We may offer other options, at our discretion, where permitted by state law. We do not currently offer variable Income Payment options.
Please note that when you annuitize, your Accumulation Value will be converted to Income Payments and you may no longer withdraw money at will from your policy. However, you may elect partial annuitization and apply a portion of your Accumulation Value towards one of the Income Payment options we may offer, while the remainder of your Accumulation Value can remain invested in your Allocation Options. All benefits (including guaranteed minimum death benefits and living benefits) terminate when you annuitize your entire Accumulation Value.
Q.
What are the policy’s primary features and options?
Base Contract Charge (M&E Charge) options. You can choose to have your Mortality and Expense Risk and Administrative Costs Charge (“M&E Charge”) assessed based on either the Accumulation Value of the policy (which invests in Separate Account III) or your Adjusted Premium Payments (which invests in Separate Account IV). You must choose your M&E Charge option at the time of application. The M&E Charge assessed to your policy will be based on the option that you choose. Once the M&E Charge option is chosen it cannot be changed. For Accumulation Value–based M&E Charge policies, the M&E Charge is assessed based on the Accumulation Value of the policy and will vary with fluctuations in the policy’s Accumulation Value. For Premium–based M&E Charge policies, the M&E Charge is assessed based on your Adjusted Premium Payments and will not vary with fluctuations in the policy’s Accumulation Value. Please see “CHARGES AND DEDUCTIONS—Annual Policy Expenses—Base Contract Charges (M&E Charge)” for more information.
4

The amount of Premium–based M&E Charges deducted from your Accumulation Value will be unaffected by fluctuations in market performance. In a rising market, the Premium–based M&E Charge structure will benefit you because, when calculated as a percentage of separate account assets, the Premium-based M&E Charge will be reduced. In a flat or declining market, the Premium–based M&E Charge structure will result in a higher charge when calculated as a percentage of separate account assets. The amount of Accumulation Value–based M&E Charges assessed to your policy will be affected by fluctuations in market performance. However, the Accumulation Value–based M&E Charge structure may be more advantageous in a flat or declining market.
Accessing your money. Until you annuitize (begin Income Payments), you have full access to your money. You can choose to withdraw part or all of your Accumulation Value at any time through partial withdrawals, periodic partial withdrawals, hardship withdrawals or surrendering the policy. See “ANNUITY PAYMENTS (THE INCOME PHASE)—Annuity Commencement Date.” However, if you withdraw more than the Surrender Charge Free Amount during the Surrender Charge Period before age 59½, you may have to pay a surrender charge and/or taxes, including tax penalties (see “CHARGES AND DEDUCTIONS—Transaction Expenses—Exceptions to Surrender Charges”).
Transferring your money. You may, within limits, transfer amounts between Investment Divisions of the Separate Account, an available Asset Allocation Model or to the Fixed Account (if available) any time prior to 30 days before the Annuity Commencement Date, although certain restrictions may apply with respect to transfers into the Fixed Account for Premium–based M&E Charge policies. Your ability to make transfers under the policy is subject to limitation if we determine, in our sole opinion, that the exercise of that privilege may disadvantage or potentially hurt the rights or interests of other policyowners.
Tax treatment. Your premium payments accumulate on a tax-deferred basis. This means your earnings are not taxed until you take money out of your policy, such as when (1) you make a withdrawal; (2) you receive an Income Payment from the policy; or (3) upon payment of a death benefit.
Loans—TSA plans/Accumulation Value–based M&E Charge policies only. You may be able to borrow some of your Accumulation Value subject to certain conditions only if you (i) purchased your policy in connection with a 403(b) (TSA) plan, and (ii) chose to have your M&E charges based on the Accumulation Value of your policy.
Death benefits. Your policy includes a Standard Death Benefit that will pay your designated beneficiary(ies) the greater of: (i) the Accumulation Value less any outstanding loan balance, or (ii) the Adjusted Death Benefit Premium Payments (see “Definitions”). The Enhanced Beneficiary Benefit Rider, the Enhanced Spousal Continuance Rider, and the Annual Death Benefit Reset (ADBR) Rider were also available for an additional fee at the time of application. These optional benefits may increase the amount of money payable to your designated beneficiaries upon your death. These riders were only available when you applied for your policy.
Living Needs Benefit/Unemployment benefit. At no additional charge, we currently include a Living Needs Benefit Rider and an Unemployment Benefit Rider (or a combined Living Needs Benefit/Unemployment Rider) with all policies. These benefits increase the amount that can be withdrawn from your policy without a surrender charge when certain qualifying events occur.
Automatic asset reallocation and dollar cost averaging. At no additional charge, you may select automatic asset reallocation, which automatically rebalances your value in the Investment Divisions to maintain your chosen percentage allocation. Also, at no additional charge, you may select dollar cost averaging, which automatically transfers a specific amount of money from any Investment Division to any combination of Investment Divisions and/or Fixed Account at set intervals. However, you may not elect dollar cost averaging if you have elected automatic asset reallocation.
Interest Sweep. At no additional charge, you may select the interest sweep option which automatically transfers interest earned on the Fixed Account to one or any combination of Investment Divisions or an available Asset Allocation Model.
Electronic Delivery. You may elect to receive electronic delivery of current prospectuses related to this policy, as well as other policy-related documents.
5

Important Information You Should Consider About The Policy

An investment in the policy is subject to fees, risks, and other important considerations, some of which are briefly summarized in the following table.
FEES, EXPENSES AND ADJUSTMENTS	LOCATION IN PROSPECTUS
Are There Charges for Early Withdrawals?
Yes. If you withdraw more than the Surrender Charge Free Amount within the first nine Policy Years, you will be assessed a surrender charge. The maximum surrender charge is 7% of the amount
withdrawn during the first three Policy Years, declining to 0% over that nine-year period. For example, if you make an early withdrawal within the first three Policy Years, you could pay a surrender charge of up to
$7,000 on a $100,000 investment. The withdrawal amount could be reduced by taxes or tax penalties.
CHARGES AND DEDUCTIONS – Transaction Expenses –Surrender Charges FEE TABLE
Are There Transaction Charges?
Yes. In addition to surrender charges, we reserve the right to assess a transaction charge if you transfer cash value between investment options more than 12 times a year, or if a premium payment is returned for insufficient funds. A loan processing fee may apply if you take a policy loan. Although we do not currently charge for such transactions, we reserve the right to charge up to $30 per transaction.
CHARGES AND DEDUCTIONS –Transaction Expenses FEE TABLE
Are There Ongoing Fees and Expenses?
Yes. The table below describes the fees and expenses that you may pay each year, depending on the investment options and optional benefits you choose. Please refer to your Policy Data Page for information about the specific fees you will pay each year based on the options you have elected.
CHARGES AND DEDUCTIONS -Annual Policy Expenses; Annual Portfolio Expenses; Optional Benefit Expenses FEE TABLE

ANNUAL FEE	MINIMUM	MAXIMUM
Base contract[1]	1.40%	1.60%	CHARGES AND DEDUCTIONS – Annual Policy Expenses
Portfolio fees and expenses[2]	0.37%	1.45%	CHARGES AND DEDUCTIONS – Annual Portfolio Expenses
Optional benefits available for an additional charge (for a single optional benefit, if elected)[3]	0.30%	0.35%	CHARGES AND DEDUCTIONS – Optional Benefit Expenses
6

1 As a percentage of Accumulation Value after the Surrender Charge
Period for the initial premium (Minimum Base Contract Charge) and as a percentage of Adjusted Premium Payments during the Surrender
Charge Period for the initial premium (Maximum Base Contract
Charge), plus a percentage attributable to the Annual Policy Service
Charge.
2 As a percentage of average net Portfolio assets. The range in fees and expenses is for the year ended December 31, 2025 and will change from year to year.
3 As a percentage of the ADBR Reset Value.

Because your policy is customizable, the choices you make affect how much you will pay. To help you understand the cost of owning your policy, the following table shows the lowest and highest cost you could pay each year, based on current charges. This estimate assumes that you do not take withdrawals from the policy, which could add surrender charges that substantially increase costs.

LOWEST ANNUAL COST: $1,635.47	HIGHEST ANNUAL COST $3,011.51

Assumes:
•Investment of $100,000
•5% annual appreciation
•Least expensive combination of
Base Contract Charges and
Portfolio fees and expenses
•No optional benefits
•No sales charges
•No additional purchase
payments, transfers or
withdrawals

Assumes:
•Investment of $100,000
•5% annual appreciation
•Most expensive combination of
Base Contract Charges,
optional benefits, and Portfolio
fees and expenses
•No sales charges
•No additional purchase
payments, transfers or
withdrawals

	RISKS	LOCATION IN PROSPECTUS
Is There a Risk of Loss from Poor Performance?	Yes. You can lose money by investing in this policy.	PRINCIPAL RISKS OF INVESTING IN THE POLICY
Is This a Short-Term Investment?
No. This policy is not designed for short-term investing and is not appropriate for an investor who readily needs access to cash.
Surrender charges apply for up to the first nine Policy Years. They will reduce the value of your policy if you withdraw money during that time.
Withdrawals may also be subject to federal and state income taxes and tax penalties. The benefits of tax deferral and living benefit protections also mean the policy is more beneficial to investors with a long time horizon.
PRINCIPAL RISKS OF INVESTING IN THE POLICY
7

What Are the Risks Associated with the Investment Options?
•An investment in this policy is subject to the risk of poor investment performance and can vary depending on the performance of the variable investment options (e.g., Portfolios) and guaranteed options
(e.g., the Fixed Account) you choose.
•Each investment option, including the Fixed Account, has its own unique risks.
•You should review the prospectuses for the available Portfolios before making an investment decision.
PRINCIPAL RISKS OF INVESTING IN THE POLICY
What Are the Risks Related to the Insurance Company?
An investment in the policy is subject to the risks related to NYLIAC, including that any obligations, guarantees, and benefits of the policy are subject to the claims-paying ability of NYLIAC. If NYLIAC experiences financial distress, it may not be able to meet its obligations to you. More information about NYLIAC is available upon request from
NYLIAC by calling the VPSC at 1-800-598-2019.
PRINCIPAL RISKS OF INVESTING IN THE POLICY
	RESTRICTIONS	LOCATION IN PROSPECTUS
Are There Limits on the Investment Options?
Yes.
•We limit the number of Investment Divisions you may choose. You may allocate premium payments and Accumulation Value to up to 18 separate Investment Divisions, plus the Fixed Account, some of which may not be available under your policy.
•We reserve the right to charge $30 for each transfer when you transfer money between Investment Divisions in excess of 12 times in a Policy Year.
•Additional restrictions apply with respect to transfers to and from the
Fixed Account.
•We reserve the right to limit transfers in circumstances of frequent transfers or to prevent market timing.
•We reserve the right to remove, close, or substitute Portfolios as investment options that are available under the policy.
THE POLICIES—Policy Application and Premium Payments, Transfers, and Limits on Transfers NYLIAC AND THE SEPARATE ACCOUNTS— Additions, Deletions, or Substitutions of Investments
Are There Restrictions on Policy Benefits?
Yes.
•Some optional benefits cannot be cancelled without surrendering your policy.
•Certain optional benefits may limit withdrawals or other rights under the policy.
•Under certain benefits, a withdrawal could reduce the value of a benefit by more than the dollar amount of the withdrawal and/or could terminate the benefit.
•You are required to have a minimum Accumulation Value for some optional benefits.
•We may modify or discontinue an optional benefit at any time.
•Some optional benefits cannot be cancelled without surrendering your policy.
DESCRIPTION OF BENEFITS
8

	TAXES	LOCATION IN PROSPECTUS
What are the Policy’s Tax Implications?
•Consult with a tax professional to determine the tax implications of an investment in, withdrawals from and surrenders of this policy.
•If you purchase the policy through a tax-qualified plan or individual retirement account (IRA), such plan or IRA already provides tax deferral under the Code and there are fees and charges in an annuity that may not be included in such other investments. Therefore, the tax deferral of the policy does not provide additional benefits.
•Premiums that are made on a pre-tax basis as well as earnings on your policy are taxed at ordinary income tax rates when you withdraw them, and you may have to pay a 10% penalty tax if you take a withdrawal before age 59½.
FEDERAL TAX MATTERS
	CONFLICTS OF INTEREST	LOCATION IN PROSPECTUS
How are Investment Professionals Compensated?
Your registered representative may receive compensation for selling this policy to you, in the form of commissions, asset-based
compensation, allowances for expenses, and other compensation programs. Your registered representative may have a financial incentive to offer or recommend this policy over another investment.
DISTRIBUTION AND COMPENSATION ARRANGEMENTS
Should I Exchange My Policy?
Your registered representative may have a financial incentive to offer you a new policy in place of the one you own. You should consider exchanging your policy if you determine, after comparing the features, fees, risks of both policies, and any fees or penalties to terminate the existing policy, that it is in your best interest to purchase the new policy rather than continue to own your existing policy.
THE POLICIES – Tax-Free Section 1035 Exchanges; Selecting the Variable Annuity That’s Right for You
9

Fee Table

The following tables describe the fees and expenses that you will pay when buying, owning, making withdrawals from, or surrendering the policy. Please refer to your Policy Data Page for information about the specific fees you will pay each year based on the options you have elected.
The first table describes the fees and expenses that you will pay at the time that you buy the policy, surrender, or make withdrawals from the policy, or transfer Accumulation Value between investment options. State premium taxes may also be deducted.
Transaction Expenses
Surrender Charges (as a percentage of amount withdrawn). Applied to amounts in excess of the Surrender Charge Free Amount that you may withdraw each Policy Year.
Policy Year	1	2	3	4	5	6	7	8	9	10+
Surrender Charge	7.00%	7.00%	7.00%	6.00%	5.00%	4.00%	3.00%	2.00%	1.00%	0.00%

	Guaranteed maximum fee	Current fee
Transfer Fee (charged for transfers in excess of 12 in a policy year)	$30	$0
Payments Returned for Insufficient Funds	$20	$0
Loan Processing Fee (TSA Plans only)	$25	$0
The next table describes the fees and expenses that you will pay each year during the time that you own the policy (not including Portfolio fees and expenses).
If you choose to purchase an optional benefit, you will pay additional charges, as shown below.
Annual Policy Expenses
Base Contract Charges (Without Optional Benefits)
	Policies with Accumulation Value-based Base Contract Charges[1]		Policies with Premium-based Base Contract Charges[2]
Administrative Expense[3]	$30		$30
Base Contract Expenses[4] (as an annualized percentage of daily Variable Accumulation Value)	Guaranteed Maximum Charge	Current Charge	Guaranteed Maximum Charge	Current Charge
	1.40%	1.40%	1.60%	1.60%
1
As an annualized percentage of daily Variable Accumulation Value.
2
As an annualized percentage of Adjusted Premium Payments.
3
We call this fee the “Annual Policy Service Charge” in your policy and elsewhere in the prospectus. This fee is waived for policies that have $50,000 or more of Accumulation Value on a given Policy Anniversary.
4
We call this the “Mortality and Expense Risk and Administrative Costs Charge (M&E)” in your policy and elsewhere in this prospectus.
10

Optional Benefit Expenses
Annual Death Benefit Reset Rider (ADBR)	Guaranteed Maximum Charge	Current Charge
ADBR Rider Charge (calculated as an annualized percentage of the ADBR Reset Value as of the last Policy Anniversary (or as of the Policy Date if within the first Policy Year), deducted on a quarterly basis; for a detailed explanation of the term “ADBR Reset Value,” see “DESCRIPTION OF BENEFITS–Annual Death Benefit Reset (ADBR) Rider”).	1.00%	0.30% (if the oldest Owner was age 65 or younger when the policy was issued)
		0.35% (if the oldest Owner was age 66 to 75 inclusive when the policy was issued)

Enhanced Beneficiary Benefit (EBB) Rider	Guaranteed Maximum Charge	Current Charge
Annual Charge for EBB Rider (calculated as an annualized percentage of the policy’s Accumulation Value, deducted on a quarterly basis).	1.00%	0.30%
The next table shows the minimum and maximum total operating expenses charged by the Portfolios that you may pay periodically during the time that you own the policy. The expenses may change over time and may be higher or lower in the future. A complete list of Portfolios available under the policy, including their annual expenses, may be found in APPENDIX 1.
Annual Portfolio Expenses
	Minimum	Maximum
Expenses that are deducted from the Portfolio assets, including management fees, distribution and/or service (12b-1) fees, and other expenses.[1]
Before fee waivers and expense reimbursements	0.37%	1.45%
After fee waivers and expense reimbursements[2]	0.28%	1.45%
1
Shown as a percentage of average net assets for the fiscal year ended December 31, 2025.
2
Fee waivers and expense reimbursements are expected to continue through April 30, 2027 and may be terminated at any time thereafter at the option of the Portfolio company.
Examples
These Examples are intended to help you compare the cost of investing in the Investment Divisions with the cost of investing in other annuity contracts that offer variable options. These costs include transaction expenses, annual policy expenses and Annual Portfolio Expenses.
These Examples assume all Accumulation Value is allocated to the Investment Divisions. Your costs could differ from those shown below if you invest in the Fixed Account.
These Examples assume that you invest $100,000 in the Investment Divisions for the time periods indicated. The Examples also assumes that your investment has a 5% return each year, and assumes the most expensive combination of Base Contract Charges, Annual Portfolio Expenses and optional benefits for
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an additional charge.* Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	Years
	1 yr	3 yr	5 yr	10 yr
If you surrender your policy at the end of the applicable time period:	$10,159.50	$17,965.58	$23,977.38	$39,119.50
If you annuitize at the end of the applicable time period:	$10,159.50	$11,428.99	$19,187.65	$39,119.50
If you do not surrender your policy:	$3,782.82	$11,428.99	$19,187.65	$39,119.50
*Assumes you have elected a policy with premium-based Base Contract charges with both the ADBR and the EBB rider.
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Principal Risks of Investing in the Policy

This section is intended to summarize the principal risks of investing in the policy.
Market Risk. You can lose money by investing in this policy, including loss of principal. An investment in this policy is subject to the risk of poor investment performance and can vary depending on the performance of the Allocation Options you choose. You bear the risk of any decline in your policy’s value resulting from the performance of the Portfolios you have chosen. Amounts allocated to a Portfolio or an Asset Allocation Model are subject to the risks inherent in the securities markets and, specifically, to price fluctuations in the Portfolios’ investments. Each investment option (including the Fixed Account) has its own unique risks. For more information about the risks of investing in a particular Portfolio, see that Portfolio's prospectus which can be found online at https://dfinview.com/NewYorkLife/TAHD/flex-ii. You can also request this information at no cost by calling the VPSC at 1-800-598-2019 or by sending an email request with your name and mailing address to FlexIIProspectus@newyorklife.com. You should review the prospectuses for the available Portfolios before making an investment decision.
Early Withdrawal Risk. This policy is not designed for short-term investing and is not appropriate for an investor who needs ready access to cash. Surrender Charges apply for up to nine years after you purchase the policy. They will reduce the value of your policy if you withdraw money during that time. Withdrawals could substantially reduce or even terminate the benefits available under the policy. Withdrawals may also be subject to federal and state income taxes, and tax penalties if the withdrawal is made before the owner attains age 59 ½. The benefits of tax deferral and the policy’s living benefit protections also mean the policy is better for investors with a long time horizon.
Policy Benefits Risk. Certain benefits under the policy are contingent on several conditions being met. If those conditions are not met you may not realize a benefit from the policy or the optional benefits for which you have been charged a fee. For example:
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You may need to take withdrawals which have the potential to substantially reduce the Standard Death Benefit available under the policy. Withdrawals could reduce the value of the Standard Death Benefit by more than the dollar amount of the withdrawal.
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The Annual Death Benefit Reset Rider only provides a benefit if your policy value increases over time. In addition, withdrawals will reduce the value of the benefits in proportion to the amount of the withdrawal relative to the total policy value at the time of the withdrawal. Accordingly, under certain circumstances, a withdrawal could reduce the value of the ADBR benefit by more than the dollar amount of the withdrawal.
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The Living Needs Benefit/Unemployment Rider only provide a benefit after the policy has been in force for at least one year and only if a Qualifying Event occurs. They require a minimum Accumulation Value of $5,000.
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The Enhanced Beneficiary Benefit Rider only provides a benefit if your policy’s Accumulation Value exceeds your Adjusted Premium Payments. In addition, withdrawals will reduce the value of the benefits in proportion to the amount of the withdrawal relative to the total policy value at the time of the withdrawal. Accordingly, under certain circumstances, a withdrawal could reduce the value of the EBB benefit by more than the dollar amount of the withdrawal.
Alternatives to the Policy. Other policies or investments may provide more favorable returns or benefits than the policy and may have lower fees and expenses.
Policy Changes and Investment Restrictions Risk. We reserve the right to limit transfers, and we reserve the right to charge $30 for each transfer when you transfer money to or from the Investment Divisions and the Fixed Account more than 12 times in a Policy Year. We also reserve the right to terminate certain policy features such as dollar cost averaging, Automatic Asset Reallocation, Asset Allocation Models, and Interest Sweep.
We may impose limits on the minimum and maximum amounts that you may invest in the policy or other transaction limits that may limit your use of the policy. In addition, we reserve the right to remove Investment Divisions or substitute Portfolios as investment options that are available under the policy.
Potentially Harmful Transfer Activity. This policy is not designed as a vehicle for market timing. Accordingly, your ability to make transfers under the policy is subject to limitation if we determine, in our sole opinion, that the exercise of that privilege may disadvantage or potentially hurt the rights or interests of other policyowners. We have limitations and restrictions on transfer activity, which we apply to all owners of the policy without exception. (See “THE
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POLICIES—Limits on Transfers” for more information.) We cannot guarantee that these limitations and restrictions will be effective in detecting and preventing all transfer activity that could potentially disadvantage or hurt the rights or interests of other policyowners. Potentially harmful transfer activity could result in reduced performance results for one or more Investment Divisions, due to among other things:
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Portfolio management decisions driven by the need to maintain higher than normal liquidity or the inability to sustain an investment objective;
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Increased administrative and Fund brokerage expenses; and/or
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Dilution of the interests of long-term investors.
A Portfolio may reject any order from us if it suspects potentially harmful transfer activity, thereby preventing us from implementing your Request for a transfer. (See “THE POLICIES—Limits on Transfers” for more information on the risks of frequent trading.)
Change in Fees and Charges Risk. Deduction of policy fees and charges (including surrender charges), and optional benefit fees, may result in loss of principal. We reserve the right to increase the fees and charges under the policy and optional benefits up to the maximum guaranteed fees and charges stated on your Policy Data Page.
The amount of premium-based M&E Charges assessed to your policy will be unaffected by fluctuations in market performance. In a rising market, the premium-based M&E Charge structure will benefit the policyowner because the premium-based M&E Charge, when calculated as a percentage of separate account assets, will be reduced. In a flat or declining market, the premium-based M&E Charge structure will result in an increase in the charge when calculated against separate account assets. The amount of Accumulation Value-based M&E Charges assessed to your policy will be affected by fluctuations in market performance. However, the Accumulation Value-based M&E Charge structure may be more advantageous in a flat or declining market and disadvantageous in a rising market.
Change in Rates Risk. The rate we declare for the Fixed Account may be lower than you would find acceptable.
Adverse Tax Consequences. There are a number of tax risks that may arise in connection with purchasing the policy. These risks include: (1) the possibility that the Internal Revenue Service (“IRS”) may interpret the rules that apply to variable annuities in a manner that could result in you being treated as the owner of your policy’s pro rata portion of the assets of the Separate Account; (2) the possibility that the IRS may take the position that the policy does not qualify as an annuity for federal tax purposes resulting in the loss of favorable tax treatment accorded your policy; and (3) the possibility of a change in the present federal income tax laws that apply to your policy, or of the current interpretations by the IRS, which may change from time to time without notice, and could have retroactive effects regardless of the date of enactment or publication, as the case may be.
Insurance Company Risks. Any obligations (including those of the Fixed Account), guarantees, and benefits of the policy are subject to the claims-paying ability of NYLIAC. If NYLIAC experiences financial distress, it may not be able to meet its obligations to you. More information about NYLIAC is available upon request from NYLIAC by calling the VPSC at 1-800-598-2019.
Risks Affecting our Administration of Your Policy. NYLIAC’s business activity and operations, and/or the activities and operations of our service providers and business partners, are subject to certain risks, including, those resulting from information systems failures, cyber-attack, or current or future outbreaks of infectious diseases, viruses (including COVID-19), epidemics or pandemics (“serious infectious disease outbreaks”). These risks are common to all insurers and financial service providers and may materially impact our ability to administer the policy (and to keep policyowner information confidential). (See the SAI ”ADDITIONAL INFORMATION ABOUT RISKS (Non-Principal Risks)” for more information.)
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Contacting NYLIAC

Where do I send written service requests?
Certain service requests, including but not limited to death benefit claims and surrenders, are required to be in writing.
All written service requests (except for subsequent premium payments and loan repayments) must be sent to the NYLIAC Variable Products Service Center (“VPSC”) at one of the following addresses:
	Regular Mail	Express Mail
	NYLIAC Variable Products Service Center Madison Square Station P.O. Box 922 New York, NY 10159	NYLIAC Variable Products Service Center 51 Madison Avenue Floor 3B, Room 0304 New York, NY 10010
Death Claim forms may also be submitted to	Regular Mail
New York Life P.O. Box 130539 Dallas, TX 75313–0539
Subsequent premium payments and loan repayments should be sent to the VPSC at one of the following addresses (acceptance of subsequent premium payments is subject to our Sales Standards):
	Regular Mail	Express Mail
Subsequent Premium Payments and loan repayments	NYLIAC 75 Remittance Drive Suite 3021 Chicago, IL 60675–3021	NYLIAC 5450 N Cumberland Avenue Suite 100 Chicago, IL 60656-1422
Written service requests will be effective as of the Business Day they are received in Good Order at the VPSC at one of the addresses listed above.
Faxed and e-mailed requests are not currently accepted, however, we reserve the right to accept them at our discretion. All service requests must be in Good Order. Please review all service request forms carefully and provide all required information that is applicable to the transaction. If your request is not in Good Order, we will not process it. We will make every reasonable attempt to notify you in writing of this situation. It is important that you inform NYLIAC of an address change so that you can receive important policy statements and other information.
How do I contact NYLIAC or Submit Service Requests by Telephone or Online?
a. By Telephone:
Certain service requests, including but not limited to obtaining current unit values may be made by telephone. You may reach our customer service representatives at 1-800-598-2019 on Business Days between the hours of 9:00 a.m. and 6:00 p.m. (Eastern Time).
b. Online:
Certain service requests, including but not limited to, transferring assets between Allocation Options and e-mailing the Registered Representative, may be made online. For online requests please visit www.newyorklife.com or the New York Life Mobile Application (“mobile application” or “mobile app”), available for download on the Apple App Store and Google Play Store, and enter your username and password. (See “THE POLICIES—Online Service at www.newyorklife.com and through the New York Life Mobile Application”).
We make online services available at our discretion. In addition, availability of online services may be interrupted temporarily at certain times. We do not assume responsibility for any loss if the online service should become
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unavailable. E-mail inquiries that are non-transactional may be sent through www.newyorklife.com or the mobile application once they have passed all security protocols to identify the policyowner.
NYLIAC is not liable for any loss, cost or expense for action on instructions from authorized third parties which are believed to be genuine in accordance with our procedures. (See “THE POLICIES—Third Party and Registered Representative Actions”). You are responsible for and bear the consequence of their instructions and other actions, including exceeding any limits on transfers, taken by parties acting on your behalf. Transfer requests received after the close of regular trading on the New York Stock Exchange, generally 4:00 p.m. Eastern Time, or received on a non-Business Day, will be priced as of the next Business Day.
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NYLIAC And The Separate Accounts

New York Life Insurance and Annuity Corporation
The obligations under the policies (including Fixed Account obligations, death benefits, living benefits, or other benefits available under the policy) are obligations of NYLIAC and are subject to NYLIAC’s claims-paying ability and financial strength. NYLIAC’s business address is 51 Madison Avenue, New York, NY 10010.
The Separate Accounts
Separate Account III and Separate Account IV are segregated asset accounts we established to receive and invest premium payments paid under the policies and allocated to the Investment Divisions. The Investment Divisions, in turn, purchase shares of Portfolios.
Although the assets of the Separate Accounts belong to NYLIAC, these assets are held separately from our other assets. The Separate Accounts’ assets may not be used to pay any liabilities of NYLIAC (except to the extent that assets in the Separate Accounts exceed the reserves and other liabilities of that Separate Account). The income, capital gains, and capital losses credited to, or charged against the Separate Accounts reflect the Separate Account’s own investment experience and not the investment experience of NYLIAC’s other assets. Therefore, the investment performance of the Separate Accounts is entirely independent of the investment performance of the Fixed Account and any other separate account of NYLIAC.
NYLIAC is obligated to pay all amounts promised to investors under the policies.
Separate Account III and Separate Account IV are each divided into Investment Divisions, some of which may not be available under your policy. Premium payments allocated to the Investment Divisions are invested solely in the corresponding Portfolios of the relevant Fund. The Portfolios in which the Investment Divisions currently invest are listed in APPENDIX 1 of this Prospectus.
The Portfolios
The assets of each Portfolio are separate from the others, and each Portfolio has different investment objectives and policies. As a result, each Portfolio operates as a separate investment fund, and the investment performance of one Portfolio has no effect on the investment performance of any other Portfolio. You can make or lose money in any of the Investment Divisions. Accumulation Value allocated to the Investment Divisions (including the Asset Allocation) will vary based on the investment experience of the corresponding Portfolio in which the Investment Division invests. There is a risk of loss of the entire amount invested. Portfolios described in this Prospectus are different from portfolios that may have similar names but are available directly to the general public. The funds available directly to the general public may have the same adviser, same name, same investment objectives and policies, and substantially similar portfolio securities, but the investment performance may not be the same.
We offer no assurance that any of the Portfolios will attain their respective stated objectives.
The Portfolios also may make their shares available to certain other separate accounts funding variable life insurance policies offered by NYLIAC. This is called “mixed funding.” The Portfolios also may make their shares available to separate accounts of insurance companies unaffiliated with NYLIAC. This is called “shared funding.” Although we do not anticipate any inherent difficulties arising from mixed and shared funding, it is theoretically possible that, due to differences in tax treatment or other considerations, the interests of owners of various policies participating in a certain Portfolio might at some time be in conflict. In the event that any material conflicts arise from the use of the Portfolios for mixed and shared funding, we could be required to withdraw from a Portfolio. For more information about the risks of mixed and shared funding, please refer to the relevant Portfolio prospectus.
The Portfolios offered through this product are selected by NYLIAC based on several criteria, including asset class coverage, the strength of the manager’s reputation and tenure, brand recognition, performance, and the capability and qualification of each sponsoring investment firm. An affiliate of NYLIAC manages the NYLIM VP Funds Trust and that was a factor in its selection. Another factor that NYLIAC considers during the selection process is whether the Portfolio or an affiliate of the Fund will compensate NYLIAC for providing administrative, marketing, and support services that would otherwise be provided by the Portfolio, the Portfolio’s investment adviser, or its distributor.
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We may receive payments or compensation from the Portfolios or their investment advisers, or from other service providers of the Portfolios (who may be affiliates of NYLIAC) in connection with administration, distribution, and other services we provide with respect to the Portfolios and their availability through the policies. These payments may be derived, in whole or in part, from the advisory fee charged by the Portfolio and deducted from Portfolio assets and/or from “Rule 12b-1” fees charged by the Portfolio and deducted from Portfolio assets. These payments are also a factor in our selection of Portfolios. NYLIAC may use these payments for any corporate purpose, including payment of expenses that NYLIAC and/or its affiliates incur in promoting, marketing, and administering the policies, and in its role as an intermediary of the Portfolios. Policyowners, through their indirect investment in the Portfolios, bear the costs of these fees.
The amounts we receive may be substantial, may vary by Portfolio, and may depend on how much policy value is invested in the particular Portfolio or Fund. NYLIAC and its affiliates may profit from these payments. Currently, we receive payments or revenue under various arrangements in amounts up to 0.40% annually of the aggregate net asset value of the shares of some of the Portfolios held by the Investment Divisions. We also receive compensation under various 12b-1 distribution services arrangements in amounts up to 0.25% annually of the aggregate net asset value of the shares of some of the Portfolios held by the Investment Divisions. The compensation that your registered representative receives remains the same regardless of which Investment Divisions you choose or the particular arrangements applicable to those Investment Divisions.
NYLIAC’s parent company, New York Life Insurance Company (“New York Life”), may also receive fixed dollar payments for marketing and education support services and for the participation of investment advisers and sub-advisers in training and educational meetings which includes the opportunity to discuss and promote their Funds.
The Portfolios, along with their respective name, type (e.g., large cap equity fund, bond fund, asset allocation fund), investment adviser (and any sub-adviser(s)), current expenses, and performance are listed in APPENDIX 1. More detailed information about the Portfolios is available in the prospectuses for the Portfolios, which may be amended from time to time and can be found online at https://dfinview.com/NewYorkLife/TAHD/flex-ii. You can also request this information at no cost by contacting your Registered Representative, calling the VPSC at 1-800-598-2019 or by sending an email with your name and mailing address to FlexIIProspectus@newyorklife.com. You should read the Portfolios’ prospectuses before deciding how to allocate premium payments to an Investment Division corresponding to a Portfolio.
Asset Allocation Models
The Asset Allocation Model program was discontinued as of May 1, 2020. As of May 1, 2020, you may not select an Asset Allocation Model or transfer from one Asset Allocation Model to another Asset Allocation Model. If any portion of your Accumulation Value is currently allocated to an Asset Allocation Model, you may continue to allocate all or a portion of your premium payments to such model. We will not reallocate your Accumulation Value or change your premium allocation instructions in response to these changes unless you direct us to do so. If, however, you transfer your entire allocation out of an Asset Allocation Model, you will not be able to transfer back into that model or transfer to any other Asset Allocation Model.
Information for Policyowners Currently Allocated to an Asset Allocation Model
Each Asset Allocation Model was designed to seek to achieve a different investment objective. The Asset Allocation Models are general in nature and are not tailored or personalized for you. The Asset Allocation Models are static but gains and/or losses from the Portfolios in a model will cause the model’s original percentages to shift. However, amounts allocated to a model will be rebalanced to reflect the model’s original percentages using the policy’s Automatic Asset Reallocation (“AAR”) feature, unless you opted not to have AAR applied to your policy. (See “DESCRIPTION OF BENEFITS—Automatic Asset Reallocation” for more information.)
In addition, the Investment Divisions and allocation percentages for your model could change due to events such as mergers, substitutions, liquidations or closures. We will notify you in writing of any such events and seek your instructions on how you want your Accumulation Value or premium payments reallocated.
If you wish to keep your policy’s Accumulation Value allocated to an Asset Allocation Model, you should consult with your registered representative, who can help you evaluate whether it continues to be suitable and appropriate for you in light of your financial situation, risk tolerance, time horizon and investment objectives. While the Asset
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Allocation Models can facilitate asset allocation discussions and decisions between you and your registered representative, we have no discretionary authority or control over your investment decisions.
Reallocation can cause the Investment Divisions that make up a model to need to undertake efforts to raise cash for money flowing out of the Portfolios or vice versa. In order to raise cash, those Portfolios may need to sell assets at prices lower than otherwise expected, which can hurt Portfolio share prices. Moreover, large outflows of money from the Portfolios may increase the expenses attributable to the assets remaining in the Portfolios. These transactions and expenses can adversely affect the performance of the relevant Portfolios and of the Asset Allocation Models. In addition, these inflows and outflows may cause a Portfolio to hold a large portion of its assets in cash, which could detract from the achievement of the Portfolio’s investment objective, particularly in periods of rising market prices. For additional information regarding the risks of investing in a particular Portfolio, see that Portfolio’s prospectus.
Asset allocation does not guarantee that your Accumulation Value will increase or protect against losses in a declining market. Tools used to assess your risk tolerance, such as the Client Profile, could be less effective if your circumstances change over time. In addition, an Asset Allocation Model may not perform as intended. Therefore, it may not achieve its investment objective or reduce volatility. When considering whether to remain in an Asset Allocation Model, you should consider your other assets, income and investments in addition to this policy. An Asset Allocation Model may perform better or worse than any single investment option or any other combination of investment options. In addition, the timing of your investment and any rebalancing may affect performance. For additional information regarding the risks of investing in a particular Portfolio within the Asset Allocation Model, see that Portfolio’s prospectus.
Conflicts of Interest Relating to the Asset Allocation Models
The Asset Allocation Models were designed in 2018 on our behalf by an unaffiliated third-party investment adviser, Franklin Templeton Fund Adviser, LLC (“FTFA”), an indirect, wholly-owned subsidiary of Franklin Resources, Inc. (“Franklin Resources”). FTFA’s affiliated subadviser, Franklin Advisers, Inc. (successor by merger to QS Investors, LLC (“QS”)), selected the initial composition of each Model Portfolio. The models are referred to herein as the “QS Models.” The QS Models are no longer available for new investment. Earlier versions of the models were designed by New York Life Investment Management LLC, an affiliate of NYLIAC and the Investment Advisor to the NYLIM VP Funds Trust (the “NYL Models”). You can get information about each of the Asset Allocation Models by contacting your registered representative.
QS received a fee from NYLIAC to design the QS Models. While the QS Models were designed to offer you a convenient way to work with your registered representative in making allocation decisions, you should be aware that QS was subject to competing interests that may have influenced its design of the QS Models. For example, because QS and FTFA were affiliated with the LVIP ClearBridge Appreciation Fund, QS and FTFA may have benefited from including the LVIP ClearBridge Appreciation Fund in one or more of the QS Models. Payments from NYLIAC to FTFA and QS to design the QS Models may have also influenced QS in its selection of Investment Divisions affiliated with NYLIAC for inclusion in the models. QS considered many factors in selecting Investment Divisions for the QS Models, including, but not limited to, risk and return profile, prior investment performance and underlying fund fees.
New York Life Investment Management LLC (“New York Life Investments”) was also subject to competing interests that impacted the composition of the QS Models as well as its design of the NYL Models. For example, because New York Life Investments receives fees for advising the NYLIM VP Funds Trust, it benefits from the inclusion of a significant percentage of these Investment Divisions in the QS Models and NYL Models. NYLIM VP Investment Divisions represent such a significant percentage of the QS Models and the NYL Models because they constitute the majority of Investment Divisions offered with the policy and are prevalent among the low – and moderate – risk Investment Divisions that make up those models.
In addition, New York Life Investments may not have included certain non-proprietary Investment Divisions in the NYL Models because their investment profile (e.g., sector-specific concentration or shifting asset composition) was determined to be incompatible with the risk and return profile of those models. Finally, New York Life Investments may have included Investment Divisions in a NYL Model based on asset class exposure and they may have also been selected over Investment Divisions with better past investment performance or lower fees.
As noted above, we receive payments or compensation from the Portfolios or their Investment Advisers, or from other service providers of the Portfolios (who may be affiliates of NYLIAC) in connection with administration,
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distribution and other services that we provide with respect to the Portfolios and their availability through the policies. The amount of this revenue and how it is computed varies by Portfolio, may be significant, and may create conflicts of interest in the design of the QS Models and the NYL Models.
NYLIAC does not provide investment advice and does not recommend or endorse any Portfolios. NYLIAC is not responsible for choosing the Investment Divisions or the amounts allocated to each. You are responsible for determining that these decisions are appropriate for your own individual circumstances and your investment goals, financial situation, and risk tolerance. Decisions regarding investment allocations should be carefully considered. You bear the risk of any decline in the value of your policy resulting from the performance of the Portfolios you have chosen.
You should consult with your registered representative to determine which combination of investment options is most appropriate for you, and periodically review your choices.
Certain portfolios, generally referred to as “funds of funds” or “master-feeder arrangements,” may invest all or substantially all their assets in portfolios of other funds. In such case, you will indirectly pay fees and expenses at both portfolio levels, which would reduce your investment return.
Hedging strategies may be employed by certain portfolios to attempt to provide downside protection during sharp downward movements in equity markets. The cost of these strategies could limit the upside participation of the portfolio in rising equity markets relative to other portfolios.
So-called “alternative” investment strategies may also be used by certain portfolios, which may involve non-traditional asset classes. These alternative investment strategies may be riskier than more traditional investment strategies and may involve leverage or use complex hedging techniques, such as options and derivatives. These may offer potential diversification benefits beyond traditional investment strategies.
Investment decisions should be based on a thorough investigation of all the information regarding the Portfolios that are available to you, including each Portfolio’s prospectus, statement of additional information, and annual and semi-annual reports. Other sources, such as the Portfolio’s website, provide more current information, including information about any regulatory actions or investigations relating to a Fund or Portfolio. After you select Portfolios for your initial premium, you should monitor and periodically re-evaluate your allocations to determine if they are still appropriate.
Money Market Fund Fees
The SEC has adopted rules that provide that all money market funds can impose liquidity fees under certain circumstances. All government money market funds are permitted to impose discretionary liquidity fees, up to 2% of the amount redeemed, under circumstances where mandatory liquidity fees do not apply and the fund board determines that the fee is in the best interest of the fund. These discretionary fees can be imposed based on the liquidity of the fund's assets, redemptions, and other factors. Liquidity fees could be applied to all policy transfers, surrenders, partial withdrawals and benefit payments from that portfolio.
All types of money market funds can impose these fees, but government money market funds (that invest at least 99.5% of their assets in cash, U.S. government securities and/or repurchase agreements that are secured by cash or government securities) are less likely to impose fees. Nevertheless, there remains a possibility that a government money market fund such as the NYLIM VP U.S. Government Money Market Portfolio could impose such fees, which could be applied to all policy transfers, surrenders, withdrawals and benefit payments from the portfolio.
The Franklin Templeton Model Portfolios – Conflicts of Interest
The Franklin Templeton Model Portfolio Funds (the “Model Portfolios”) were created on our behalf by an unaffiliated third-party investment manager, Franklin Templeton Fund Adviser, LLC (“FTFA”). FTFA, an indirect wholly-owned subsidiary of Franklin Resources, Inc., created the Model Portfolios for the exclusive use of NYLIAC’s variable annuity and variable life insurance policyowners. Each Model Portfolio, itself an eligible Portfolio, will actively invest in multiple other funds of various asset classes and strategies (the “Underlying Funds”), to seek to achieve a different investment objective depending on the risk tolerance for the particular Model Portfolio.
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The Underlying Funds available to the Model Portfolios for investment are comprised primarily of the initial class or similar shares of the Portfolios available under your policy (except for (i) Portfolios that are themselves, funds of funds, and (ii) Portfolios that did not agree to sell their shares to the Model Portfolios). However, the Model Portfolios may also invest in noninsurance-dedicated mutual funds and ETFs.
FTFA’s affiliated subadviser, Franklin Advisers, Inc. (“Franklin Advisers”), selected the initial composition of each Model Portfolio. Thereafter, Franklin Advisers manages the Model Portfolios, evaluating assets on a frequent basis and making changes to the investments of the Model Portfolios as deemed necessary. To the extent that NYLIAC adds, deletes, closes or substitutes the Portfolios available under your policy, the composition of the Underlying Funds available to the Model Portfolios for investment will likewise change. FTFA and Franklin Advisers have sole discretion relating to investment by the Model Portfolios in the Underlying Funds. Neither NYLIAC, nor its parent company, affiliates, or subsidiaries have input into the investment decisions of FTFA and/or Franklin Advisers. For additional information regarding the risks of investing in a Model Portfolio, see that Model Portfolio's prospectus.
For providing certain administrative support to FTFA and Franklin Advisers, Franklin Distributors, LLC (“Franklin Distributors”), the distributor of the Model Portfolios, compensates NYLIAC based on the aggregate net asset value of the shares of the Model Portfolios held by the Separate Account and other NYLIAC separate accounts (the “NYLIAC Separate Accounts”). NYLIAC also receives Rule 12b-1 fees from Franklin Distributors, which are deducted from the assets of certain share classes of the Model Portfolios. For administrative services that NYLIAC performs with respect to NYLIAC Separate Account assets invested in the Model Portfolios and allocated to the Underlying Funds, NYLIAC receives compensation from the Underlying Funds or their investment advisers, or from other service providers of the Underlying Funds based on the aggregate net asset value of the Underlying Fund shares held by the Model Portfolios and attributable to investment by the NYLIAC Separate Accounts. The fees paid by the Underlying Funds for such services are paid at the same annual rate and fee schedule as the fees paid by the Underlying Funds for administrative services with respect to net assets of the Portfolios held directly by the NYLIAC Separate Accounts. (See “NYLIAC AND THE SEPARATE ACCOUNTS—The Portfolios” for more information about these payments).
The payments described above are a factor in our selection of the Portfolios, which in turn, are available to the Model Portfolios for investment. Policyowners, through their direct investment in the Model Portfolios and their indirect investment in the Underlying Funds, bear the costs of these fees. However, only FTFA and Franklin Advisers will determine the portion of the Model Portfolios’ assets, if any, that are invested in particular Underlying Funds. FTFA and Franklin Advisers receive no payments from the Underlying Funds in connection with an investment by the Model Portfolios (except to the extent described below), nor do they know the terms of the payment arrangements (if any) between the unaffiliated Underlying Funds and NYLIAC.
FTFA and Franklin Advisers are also subject to competing interests that may influence their investment decisions with respect to the Model Portfolios. For example, FTFA is the investment manager for both the Model Portfolios and certain of the available Underlying Funds, and receives a management fee from those funds. FTFA and Franklin Advisers, therefore, have an incentive to allocate a greater portion of a Model Portfolio’s assets to those funds rather than to unaffiliated funds.
As noted above, we receive payments or compensation from the Underlying Funds or their investment advisers, or from other service providers of the Underlying Funds (who may be affiliates of NYLIAC) in connection with administration, distribution and other services that we provide with respect to such Underlying Fund and their availability through the Model Portfolios. The amount of this revenue and how it is computed varies by each Underlying Fund, may be significant, and may create conflicts of interest in the selection of the Portfolios that are available to the Model Portfolios for investment.
Additions, Deletions, or Substitutions of Investments
NYLIAC retains the right, subject to any applicable law (including any required regulatory approval), to make additions to, deletions from, or substitutions for the Portfolio shares held by any Investment Division. NYLIAC reserves the right to eliminate the shares of any of the Portfolios and to substitute shares of another portfolio of a Fund, or of another registered open-end management investment company.
To the extent required by law, we will not make substitutions of shares attributable to your interest in an Investment Division until you have been notified of the change. This does not prevent the Separate Account from purchasing
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other securities for other series or classes of policies, or from processing a conversion between series or classes of policies on the basis of requests made by policyowners.
We may establish new Investment Divisions when we determine, in our sole discretion, that marketing, tax, investment, or other conditions so warrant. We will make any new Investment Divisions available to existing policyowners on a basis we determine. We may also eliminate one or more Investment Divisions, if we determine, in our sole discretion, that marketing, tax, investment, or other conditions warrant. Please note that any such changes could affect the performance of your investments.
In the event of any substitution or change in Investment Divisions, NYLIAC may, by appropriate endorsement, change the policies to reflect such substitution or change. We also reserve the right to: (a) operate the Separate Account as a management company under the Investment Company Act of 1940, (b) deregister it under such Act in the event such registration is no longer required, (c) combine it with one or more other separate accounts, and (d) restrict or eliminate the voting rights of persons having voting rights as to the Separate Account as permitted by law.
Reinvestment
We automatically reinvest all dividends and capital gain distributions from Portfolios in shares of the distributing Portfolio at their net asset value on the payable date.
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The Policies

This is a flexible premium policy, which means additional premium payments can be made. The policy is issued on the lives of individual Annuitants. For single premium policies, this section is modified as indicated in APPENDIX 1 of this Prospectus.
The policies are variable. This means that the Accumulation Value will fluctuate based on the investment experience of the Investment Divisions or available Asset Allocation Model you select, as well as the interest credited on the Fixed Account Accumulation Value. NYLIAC does not guarantee the investment performance of the Separate Account or of the Portfolios. You bear the entire investment risk with respect to amounts allocated to the Investment Divisions of the Separate Account or an Asset Allocation Model. We offer no assurance that the investment objectives of the Investment Divisions or an Asset Allocation Model will be achieved. Accordingly, amounts allocated to the Investment Divisions of the Separate Account or an Asset Allocation Model are subject to the risks inherent in the securities markets and, specifically, to price fluctuations in the Portfolios’ investments.
As the Owner of the policy, you have the right to (a) change a revocable Beneficiary, (b) name a new Owner (on Non-Qualified Policies only), (c) receive Income Payments, (d) name a Payee to receive Income Payments, and (e) transfer funds among the Investment Divisions. You cannot lose these rights. However, all rights of ownership cease upon your death. (Ownership changes are not permitted for Inherited IRA policies).
The current policyowner of a Non-Qualified Policy has the right to transfer ownership to another person(s) or entity. To transfer ownership, the policyowner must complete our approved “Transfer of Ownership” form in effect at the time of the request. This change, unless otherwise specified by you, will take effect as of the date you signed the form, subject to any payment we made or action we took before we received the form in Good Order. When this change takes effect, all rights of ownership in the Policy will pass to the new Owner. Changing the Owner of the Policy does not change an Annuitant or any Beneficiary. Federal law requires all financial institutions to obtain, verify, and record information that identifies each person or entity that becomes the owner of an existing policy. This means the new policyowner(s) will be required to provide their name, address, date of birth, and other identifying information. To complete a transfer of ownership, the new policyowner(s) may also be required to submit financial and suitability information to conform to our Sales Standards.
Certain provisions of the policies may be different than the general description in this Prospectus, and certain riders and options may not be available, because of legal requirements or restrictions in your state. See your policy for specific variations because any such state variations will be included in your policy or in riders or endorsements attached to your policy. See also "APPENDIX 3 – State Variations" for specific information that may be applicable for your state.
Selecting the Variable Annuity That’s Right for You
In addition to the policies described in this Prospectus, we offer other variable annuities, each having different features, fees, and charges. Your registered representative can help you decide which is best for you based on your individual circumstances, time horizon, and policy feature preferences.
The availability of optional policy features may increase the cost of the policy. Therefore, when selecting a policy, you should consider what policy features you plan to use within your variable annuity. You should also consider the different surrender charge period associated with each policy in light of the length of time you plan to hold your policy (i.e., your time horizon). If you intend to make multiple contributions to your policy over time, you may want to consider a surrender charge period that is based on the Policy Date. If you intend to make a single contribution or limited contributions over time, you may want to consider a policy with a surrender charge period that is based on each premium payment. In addition to the surrender charges, you should also evaluate the available policy features and the different fees associated with each of the features and of the policy.
If you are considering exchanging an annuity or life insurance policy that you already own for a policy described in this Prospectus, you should be aware that your registered representative could have a financial incentive to offer you a new policy in place of the one you own. NYLIAC has procedures in place designed to ensure that the purchase of a policy is in your best interest. You should only exchange your policy if you determine, after comparing the features, fees, risks of both policies, and any fees or penalties to terminate the existing policy, that it is better for you to purchase the new policy rather than continue to own your existing policy.
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You should consider the investment objectives, risks, charges and expenses of an investment carefully before investing. Both the product and underlying fund prospectuses contain this and other information about the variable annuities and underlying investment options. Your registered representative can provide you with prospectuses for one or more of these variable annuities and the underlying funds. Please read the prospectuses carefully before investing.
Qualified and Non-Qualified Policies
We designed the policies primarily for the accumulation of retirement savings, and to provide income at a future date by annuitizing the policy. We issue both Qualified and Non-Qualified Policies. Both types of policies offer tax-deferred accumulation. You may purchase a Non-Qualified Policy to provide for retirement income other than through a tax-qualified plan. You may purchase a Qualified Policy for use with any one of the tax-qualified plans listed below.
(1)
TSAs purchased by employees of certain tax-exempt organizations and certain state-supported educational institutions, in each case in accordance with the employer’s plan document and/or applicable tax requirements (see “FEDERAL TAX MATTERS—Qualified Policies—Important Information Regarding Final Code Section 403(b) Regulations”). We are no longer accepting contributions for policies issued in connection with ERISA 403(b) plans;
(2)
Section 408 or 408A Individual Retirement Annuities (IRAs), including: IRAs, Roth IRAs, SEP, and SIMPLE IRAs.
(3)    Section 457 Deferred Compensation Plans.
Please see “FEDERAL TAX MATTERS” for a detailed description of these plans.
If you are considering the purchase of a Qualified Policy or a Non-Qualified Policy to fund another type of tax-qualified retirement plan, such as a plan qualifying under Section 401(a) of the Code, you should be aware that this policy will fund a retirement plan that already provides tax deferral under the Code and there are fees and charges in an annuity that may not be included in other types of investments. Therefore, the tax deferral of the annuity does not provide additional benefits. However, this annuity is designed to provide certain payment guarantees and features other than tax deferral, some of which may not be available in other investments. These additional features and benefits include:
•
A Standard Death Benefit, as explained in this Prospectus.
•
The option for you to receive a guaranteed stream of Income Payments for life after you have owned the policy for one year.
•
A Fixed Account (if available) that features a guaranteed fixed interest rate.
•
An optional Interest Sweep feature that automatically transfers interest earned on monies in the Fixed Account to Investment Divisions offered under the policy.
•
The flexibility to easily transfer money among Investment Divisions in the annuity managed by different investment managers and to have your investment mix automatically rebalanced periodically.
These features are explained in detail in this Prospectus. You should purchase this annuity with tax-qualified money because of the additional features the annuity provides and not for the tax deferral to which the tax-qualified plan is already entitled. You should consult with your tax or legal adviser to determine if the policy is suitable for your tax-qualified plan.
Policy Application and Premium Payments
We have discontinued sales of new policies, but we still accept new premium payments for in-force policies.
You may allocate premium payments in up to 18 of the Investment Divisions, some of which may not be available under your policy, as well as the Fixed Account (if available). If in Good Order, we will credit subsequent premium payments to the policy at the close of the Business Day on which they are received by NYLIAC. You may increase or decrease the percentages of the premium payments (which must be in whole percentages) allocated to each Allocation Option at the time a premium payment is made. You make additional non-scheduled premium payments of
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at least $500 or such lower amount as we may permit at any time. Subsequent premium payments must be sent to NYLIAC at one of the addresses listed in the “CONTACTING NYLIAC” section of this Prospectus. We may agree to other methods of payment.
Additional premium payments can be made until 12 months after you or the Annuitant reach(es) age 80. The currently available methods of payment are direct payments to NYLIAC or any other method agreed to by us. The maximum aggregate amount of premium payments we accept is $2,000,000 without prior approval from NYLIAC. NYLIAC reserves the right to limit the dollar amount of any premium payment. We will apply any premium payments according to the allocation instructions we have on file at the time of the premium payment.
For Qualified Policies, you may not make premium payments in any Policy Year that exceed the amount permitted by the plan or applicable law.
Acceptance of subsequent premium payments is subject to our Sales Standards.
Accumulation (Savings) Phase
Crediting of Premium Payments
You can allocate a portion of each premium payment to one or more Investment Divisions, one Asset Allocation Model (if you are already allocated to such Model), and/or the Fixed Account. The minimum amount that you may allocate to any one Investment Division or the Fixed Account is $25. The minimum amount that you can allocate to an available Asset Allocation Model is $25 per Investment Division. We will allocate additional premium payments to the Allocation Options at the close of the Business Day on which they are received by NYLIAC in Good Order.
We will credit that portion of each premium payment that you allocate to an Investment Division (or to each of the Investment Divisions that make up an Asset Allocation Model), in the form of Accumulation Units. We cancel such Accumulation Units when we remove amounts from that Investment Division, including as a result of a withdrawal, transfer, policy surrender, and certain charges we may deduct. We determine the number of Accumulation Units we credit to a policy or cancel by dividing the dollar amount allocated to or removed from each Investment Division by the Accumulation Unit value for that Investment Division as of the close of the Business Day as of which we are making this calculation. The value of an Accumulation Unit will vary depending on the investment experience of the Portfolio in which the Investment Division invests (including Portfolio expenses), and reflects the deduction Separate Account charges. The number of Accumulation Units we credit to a policy will not, however, change as a result of any fluctuations in the value of an Accumulation Unit. (See “THE FIXED ACCOUNT” for a description of interest crediting.)
Valuation of Accumulation Units
The value of Accumulation Units in each Investment Division will change daily to reflect the investment experience of the corresponding Portfolio as well as the deduction of the Accumulation Value–based M&E Charge. The Statement of Additional Information contains a detailed description of how we determine the Accumulation Unit values.
Tax-Free Section 1035 Exchanges
Subject to certain restrictions, you can make a tax-free exchange under Section 1035 of the Code of all or a portion of one annuity contract, or all of a life insurance policy for an annuity contract. Section 1035 also provides that an annuity contract may be exchanged in a tax-free transaction for a long-term care insurance policy. Before making an exchange, you should compare both contracts carefully. Remember that if you exchange a life insurance policy or annuity contract for the policy described in this Prospectus:
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you might have to pay a withdrawal charge on your previous policy or contract,
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there will be a new withdrawal charge period for this policy,
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other charges under this policy may be higher (or lower),
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the benefits may be different,
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●
you will no longer have access to any benefits from your previous policy (or the benefits may be different), and
●
access to your cash value following a partial exchange may be subject to tax-related limitations.
If the exchange does not qualify for Section 1035 treatment, you also may have to pay federal income tax, including a 10% federal penalty tax, on the exchange. You should not exchange an existing life insurance policy or another annuity contract for this policy unless you determine that the exchange is in your best interest. NYLIAC may accept electronically transmitted instructions from your registered representative or from another insurance carrier for the purpose of effecting a 1035 exchange. If you contemplate such an exchange, you should consult a tax advisor to discuss the potential tax effects of such a transaction.
Your Right to Cancel (“Free Look”)
The policies are no longer available for new sales. When you purchased your policy, you had the right to cancel the policy within 10 days of delivery of the policy or such longer period as required under state law. To cancel your policy, you would have had to return it and/or provide a written request for cancellation to the VPSC at one of the addresses listed in the “CONTACTING NYLIAC” section of this Prospectus or to the registered representative through whom you purchased it. Unless otherwise required by state law, we would have promptly returned your Accumulation Value calculated as of the Business Day that either the registered representative through whom you purchased the policy or the VPSC received the policy along with a written request for cancellation in Good Order, but without any deduction for premium taxes or a surrender charge. This amount may be more or less than your premium payments depending upon the performance of the Allocation Options you have chosen to invest in during the Free Look period (including any interest credited by the Fixed Account, if applicable). This means that you bear the risk of any decline in the value of your policy due to investment performance during the Free Look period. In certain states, we are required to give you back your premium payments less any prior partial withdrawals. We will set forth the provision in your policy.
If you had been entitled to receive the total of premium payments less any prior withdrawals, but your Accumulation Value is higher than that amount as of the date your written request for cancellation is received in Good Order, we would return the Accumulation Value, calculated as set forth above and without deductions for premium taxes or surrender charges.
Issue Ages
To purchase a Non-Qualified Policy, you must not be older than age 75 (oldest Owner, if the policy is jointly owned). We will accept additional premium payments until 12 months after you reach age 80. The Owner, or if the policy is owned by an entity, the Annuitant, must not be older than 75 (oldest Annuitant if the policy has joint Annuitants).
For IRA, Roth IRA, SIMPLE IRA, TSA and SEP plans, you must also be the Annuitant. We can issue Qualified Policies if you are between the ages of 18 and 75 (between 0-75 for Inherited IRAs). We will accept additional premium payments until 12 months after you reach age 80, unless otherwise limited by the terms of a particular plan.
Transfers
You may transfer amounts among Investment Divisions of the Separate Account, an Asset Allocation Model, if you are already allocated to such model, or to the Fixed Account any time prior to 30 days before the Annuity Commencement Date, although certain restrictions may apply with respect to transfers into the Fixed Account if you chose premium-based Base Contract Charges. If you transfer all of your Accumulation Value out of an Asset Allocation Model, you cannot transfer back into an Asset Allocation Model in the future. Except in connection with transfers made pursuant to the Dollar Cost Averaging, Automatic Asset Reallocation, and Interest Sweep options, the minimum that you may transfer from one Investment Division to other Investment Divisions, an available Asset Allocation Model or to the Fixed Account is $500. Except for the Dollar Cost Averaging, Automatic Asset Reallocation and Interest Sweep options, if the value of the remaining Accumulation Units in an Investment Division or the Fixed Account would be less than $500 after you make a transfer, we will transfer the entire value unless NYLIAC in its discretion determines otherwise. The amount(s) transferred to other Investment Divisions must be a minimum of $25 for each Investment Division.
Currently, we do not charge for transfers under the policy. However, we reserve the right to charge up to $30 for each transfer after the first 12 in a given Policy Year, subject to any applicable state insurance law requirements. Any transfer into or out of an available Asset Allocation Model counts as one transfer. Any transfer made in connection
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with the Dollar Cost Averaging, Automatic Asset Reallocation and Interest Sweep options will not count as a transfer toward the twelve transfer limit. You may make transfers from the Fixed Account to the Investment Divisions in connection with the Interest Sweep option and in certain other situations. Transfers into the Fixed Account may be subject to restrictions. (See the “FIXED ACCOUNT.”)
You can request a transfer by any of the three methods listed below. Transfer requests are subject to limitations and must be made in accordance with our established procedures. (See “THE POLICIES—Online Service at www.newyorklife.com and through the New York Life Mobile Application”).
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submit your request in writing on a form we approve to the VPSC at one of the addresses listed in the “CONTACTING NYLIAC” section of this prospectus (or any other address we indicate to you in writing);
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speak to a Customer Service Representative at 800-598-2019 on Business Days between the hours of 9:00 a.m. and 6:00 p.m. (Eastern Time); or
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make your request through www.newyorklife.com or through the mobile application.
We do not currently accept faxed or e-mailed transfer requests, however, we reserve the right to accept them at our discretion. NYLIAC is not liable for any loss, cost or expense for action based on telephone or electronic instructions which are believed to be genuine in accordance with these procedures. Transfer requests received after the close of regular trading on the New York Stock Exchange, generally 4:00 p.m. Eastern Time or received on a non–Business Day, will be priced as of the next Business Day.
Limits on Transfers
Procedures Designed to Limit Potentially Harmful Transfers—This policy is not intended as a vehicle for market timing. Accordingly, your ability to make transfers under the policy is subject to limitation if we determine, in our sole opinion, that the exercise of that privilege may disadvantage or potentially hurt the rights or interests of other policyowners.
Any modification of the transfer privilege could be applied to transfers to or from some or all of the Investment Divisions. If not expressly prohibited by the policy, we may, for example:
●
reject a transfer request from you or from any person acting on your behalf;
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restrict the method of making a transfer;
●
charge you for any redemption fee imposed by an underlying fund; or
●
limit the dollar amount, frequency, or number of transfers.
Currently, if you or someone acting on your behalf requests by telephone and/or electronically transfers into or out of one or more Investment Divisions or an available Asset Allocation Model on three or more days within any 60-day period, we will send you a letter notifying you that the transfer limitation has been exceeded. If we receive an additional transfer request that would result in transfers into or out of one or more Investment Divisions or an Asset Allocation Model on three or more days within any 60-day period, we will process the transfer request. Thereafter, we will immediately suspend your ability to make transfers electronically and by telephone, regardless of whether you have received the warning letter. All subsequent transfer requests for your policy must then be made in writing through the U.S. mail or an overnight courier and received by the VPSC at one of the addresses listed in the “CONTACTING NYLIAC” section of this Prospectus. We will provide you with written notice when we take this action.
We currently do not include the following transfers in these limitations, although we reserve the right to include them in the future: transfers to and from the Fixed Account, the first transfer out of the NYLIM VP U.S. Government Money Market Investment Division within six months of the issuance of a policy, and transfers made pursuant to traditional Dollar Cost Averaging, Interest Sweep, and Automatic Asset Reallocation.
We may change these limitations or restrictions or add new ones at any time without prior notice; your policy will be subject to these changes regardless of the issue date of your policy. All transfers are subject to the limits set forth in this Prospectus in effect on the date of the transfer request, regardless of when your policy was issued. Note, also, that any applicable transfer rules, either as indicated above or that we may utilize in the future, will be applied even if we cannot identify any specific harmful effect from any particular transfer.
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We apply our limits on transfers procedures to all owners of this policy without exception.
Orders for the purchase of Eligible Portfolio shares are subject to acceptance by the relevant Portfolio. We will reject or reverse, without prior notice, any transfer request into an Investment Division if the purchase of shares in the corresponding Portfolio is not accepted by the Portfolio for any reason. For transfers into multiple Investment Divisions and/or an available Asset Allocation Model, the entire transfer request will be rejected or reversed if any part of it is not accepted by any one of the Portfolios or is restricted for any reason. Standing allocation instructions into a Portfolio that has been restricted will also be rejected, reversed or modified until further allocation instructions are received from you. For transfers through the Dollar Cost Averaging programs, the restricted portion of the transfer will be temporarily allocated to the Money Market investment division. For other programs, including Automatic Asset Rebalancing and Interest Sweep, the whole program may be terminated or suspended if any portion of the transfer is to a restricted Portfolio. We will provide you with written notice of any transfer request we reject, reverse or modify. You should read the Portfolio prospectuses for more details regarding their ability to refuse or restrict purchases or redemptions of their shares. In addition, a Portfolio may require us to share specific policyowner transactional data with them, such as taxpayer identification numbers and transfer information.
Risks Associated with Potentially Harmful Transfers—Our procedures are designed to limit potentially harmful transfers. However, we cannot guarantee that our procedures will be effective in detecting and preventing all transfer activity that could disadvantage or potentially hurt the rights or interests of other policyowners. The risks described below apply to policyowners and other persons having material rights under the policies.
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We do not currently impose redemption fees on transfers or expressly limit the number or size of transfers in a given period. Redemption fees, transfer limits, and other procedures or restrictions may be more or less successful than our procedures in deterring or preventing potentially harmful transfer activity.
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Our ability to detect and deter potentially harmful transfer activity may be limited by policy provisions.
(1)
The underlying Portfolios may have adopted their own policies and procedures with respect to trading of their respective shares. The prospectuses for the underlying Portfolios, in effect at the time of any trade, describe any such policies and procedures. The trading policies and procedures of an underlying Portfolio may vary from ours and be more or less effective at preventing harm. Accordingly, the sole protection you may have against potentially harmful frequent transfers is the protection provided by the procedures described in this prospectus.
(2)
The purchase and redemption orders received by the Portfolios reflect the aggregation and netting of multiple orders from owners of this policy and other variable policies issued by us. The nature of these combined orders may limit the underlying Portfolios’ ability to apply their respective trading policies and procedures. In addition, if an underlying Portfolio believes that a combined order we submit may reflect one or more transfer requests from owners engaged in potentially harmful transfer activity, the underlying fund portfolio may reject the entire order and thereby prevent us from implementing any transfers that day. We do not generally expect this to happen. Alternatively, Portfolios may request information on individual policyowner transactions and may impose restrictions on individual policyowner transfer activity.
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Other insurance companies that invest in the Portfolios underlying this policy, may have adopted their own policies and procedures to detect and prevent potentially harmful transfer activity. The policies and procedures of other insurance companies may vary from ours and be more or less effective at preventing harm. If their policies and procedures fail to successfully discourage potentially harmful transfer activity, there could be a negative effect on the owners of all of the variable policies, including ours, whose Investment Divisions correspond to the affected Portfolios.
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Potentially harmful transfer activity could result in reduced performance results for one or more Investment Divisions, due to among other things:
(1)
an adverse effect on portfolio management, such as:
a)
impeding a portfolio manager’s ability to sustain an investment objective;
b)
causing the Portfolio to maintain a higher level of cash than would otherwise be the case; or
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c)
causing a Portfolio to liquidate investments prematurely (or at an otherwise inopportune time) in order to pay withdrawals or transfers out of the Portfolio.
(2)
increased administrative and Fund brokerage expenses.
(3)
dilution of the interests of long-term investors in an Investment Division if purchases or redemptions into or out of a Portfolio are made when, and if, the Portfolio’s investments do not reflect an accurate value (sometimes referred to as “time-zone arbitrage” and “liquidity arbitrage”).
Speculative Investing
Do not purchase the policy if you plan to use it, or any of its riders, for speculation, arbitrage, viatication or any other type of collective investment scheme. Your policy may not be traded on any stock exchange or secondary market. By purchasing the policy, you represent and warrant that you are not using the policy, or any of its riders, for speculation, arbitrage, viatication or any other type of collective investment scheme.
Online Service at www.newyorklife.com and through the New York Life Mobile Application
The online service at www.newyorklife.com or through the mobile application enables you to sign up to receive future prospectuses and policyowner annual and semi-annual reports electronically for your policy online at www.newyorklife.com or through the mobile application. Electronic delivery is not available for policies that are owned by corporations, trusts or organizations at this time.
Through www.newyorklife.com or the mobile application you can get up-to-date information about your policy and request fund transfers, allocation changes and partial withdrawals. Policies that are jointly owned may not request transactions through www.newyorklife.com or the mobile application. We may revoke online service for certain policyowners (see “THE POLICIES—Limits on Transfers”).
In order to obtain policy information online at www.newyorklife.com or through the mobile application which is available for download on the Apple App Store and Google Play Store, you are required to register for access. You will be required to register a unique Username and Password to gain access
We will use reasonable procedures to make sure that the instructions we receive through www.newyorklife.com or the mobile application are genuine. We are not responsible for any loss, cost, or expense for any actions we take based on instructions received online at www.newyorklife.com or through the mobile application that we believe are genuine. We will confirm all transactions.
Financial requests received after 4:00 p.m. (Eastern Time) or on non-Business Days will be processed as of the next Business Day.
Currently, online service at www.newyorklife.com or through the mobile application is open Monday through Friday, from 6 a.m. until 4 a.m., Saturday, from 6 a.m. until 2 a.m. and Sunday from 7 a.m. until 1 a.m. (Eastern Time).
By logging in at www.newyorklife.com or through the mobile application, you can conduct a number of transactions. These include managing your allocations, viewing details about your policy, changing your address, submitting policy transactions, uploading documents and forms, and downloading statements and other correspondence. You can see all of the transactions which can be conducted online or through the mobile application by logging in at www.newyorklife.com or through the mobile application.
We make the online service at www.newyorklife.com and through the mobile application available at our discretion. In addition, availability of online service may temporarily be interrupted at certain times. We do not assume responsibility for any loss while online service at www.newyorklife.com or through the mobile application is unavailable. If you are experiencing problems, you can send service requests to us at one of the addresses listed in the “CONTACTING NYLIAC” section of this Prospectus.
Telephone Transactions
Certain service requests may be made by telephone. We will use reasonable procedures to make sure that the instructions we receive by telephone are genuine. For jointly owned policies, requests must be exercised jointly. We
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are not responsible for any loss, cost, or expense or any actions we take based on instructions we receive by telephone that we believe are genuine. We will confirm all transactions in writing.
Currently, you can reach our customer service representatives at 1-800-598-2019 on Business Days between the hours of 9:00 a.m. and 6:00 p.m. (Eastern Time).
Financial requests received after 4:00 p.m. (Eastern Time) or on non-Business Days will be processed as of the next Business Day.
Currently, subject to certain limitations, you can do the following by calling one of our customer service representatives and/or by using our Interactive Voice Response (IVR) system:
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obtain current policy values;
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transfer assets between Investment Divisions;
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request or modify partial withdrawals;
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request a stop and reissue check on an outgoing payment;
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set up one-time electronic funds transfer for incoming payments;
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change the allocation of future premium payments;
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establish a new or modify an existing automatic transfer arrangement;
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change your address, phone number or email address;
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review and update beneficiary information;
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revoke an authorized third-party caller from a policy; and
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request a fax of policy-related documents.
If you experience any problems reaching us by telephone, you can access the online service or send service requests to us at one of the addresses listed in the “CONTACTING NYLIAC” section of the prospectus.
Third Party and Registered Representative Actions
You may authorize a third party, including a joint policyowner, to have access to your policy information and to independently make transfers among Investment Divisions and/or the Fixed Account, allocation changes and other permitted transactions by telephone. To do so, you must send the VPSC a Telephone Authorization Form in Good Order to one of the addresses noted in the “CONTACTING NYLIAC” section of this Prospectus. We will require certain identifying information (e.g., Social Security Number, address of record, date of birth) before taking any requests or providing any information to ensure that the individual giving instructions is authorized. See “THE POLICIES—Transfers” for information on how to transfer assets between Investment Divisions and/or an available Asset Allocation Model.
You may authorize us to accept electronic instructions from a registered representative or a registered service assistant assigned to your policy in order to make premium allocation updates, transfers among investment options, Automatic Asset Reallocation (AAR), partial withdrawals and changes to your investment objective and/or risk tolerance. (Your AAR may be cancelled if a premium allocation change or fund transfer is submitted on your behalf and the AAR is not also modified at that time to be consistent with your investment option transfer and premium allocation changes). You may also authorize us to accept telephone instructions from a registered representative to make transfers among investment options as well as updates to premium allocations, take partial withdrawals, cease a periodic partial withdrawal, and update Dollar Cost Averaging (DCA), and Interest Sweep. To authorize the registered representative(s) or registered service assistants assigned to your policy to make premium allocations, electronic transfers or telephone transfers, you must send a completed Trading and Partial Withdrawal Authorization Form to the VPSC at one of the addresses listed in the “CONTACTING NYLIAC” section of this Prospectus. You must provide a separate authorization on that form in order for your registered representative or the registered service assistant assigned to your policy to be able to make electronic or telephone partial withdrawals on your behalf or cease a periodic partial withdrawal. Any partial withdrawal is subject to dollar amount limits that we establish. Not all
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periodic partial withdrawals can be ceased by your registered representative or their registered service assistant. We may revoke trading authorization privileges for certain policyowners (See “THE POLICIES—Limits on Transfers”). Trading authorization may be elected, changed or canceled at any time. We will confirm all transactions in writing. Not all transactions are available on the Internet.
NYLIAC is not liable for any loss, cost or expense for action on instructions which are believed to be genuine in accordance with the procedures. As these parties act on your behalf, you are responsible for and bear the consequences of their instructions and other actions, including any limits on transfers.
We may choose to accept forms you have completed that your registered representative transmits to us electronically via our internal secured network. We will accept electronically-transmitted service forms only. For information on how to initiate a transfer between Investment Divisions, or request a withdrawal, please refer to "THE POLICIES––Transfers" or "DISTRIBUTIONS UNDER THE POLICY––Surrenders and Withdrawals––Partial Withdrawals." We do not currently accept faxed or e-mailed requests for transactions affecting your investments under the policy, but reserve the right to accept them at our discretion.
Electronic Delivery
We are required to send you, free of charge, an Initial Summary Prospectus and an Updating Summary Prospectus (as applicable), and any updates to such Summary Prospectus documents. If you selected e-delivery, we will still provide you, free of charge, paper copies of these documents upon request.
Paper copies of a Portfolio’s annual and semi-annual shareholder reports will not be sent by mail unless you specifically request paper copies of the reports from NYLIAC. Instead, the shareholder reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive the Portfolios' annual and semi-annual reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive any other communications from NYLIAC electronically by contacting the VPSC.
You may elect to receive all future annual and semi-annual financial reports in paper free of charge. You can inform NYLIAC that you wish to receive paper copies of those reports by contacting NYLIAC, as described in the “CONTACTING NYLIAC” section of this Prospectus. Your election to receive annual and semi-annual shareholder reports will apply to all Portfolios described herein.
Records and Reports

NYLIAC will mail to you at your last known address of record, at least semi-annually after the first Policy Year, reports (or, if permitted, notice of online availability of reports; see “THE POLICIES – Electronic Delivery,” above) containing information required under the federal securities laws or by any other applicable law or regulation. Generally, NYLIAC will immediately mail to you confirmation of any transactions involving the Separate Account. However, when we (i) process automatic allocation transactions through AAR, (ii) receive premium payments on your behalf involving the Separate Account initiated through pre-authorized monthly deductions from banks, (iii) receive payments forwarded by your employer, or (iv) receive other payments made by pre-authorized deductions to which we agree, a summary of these policy transactions will only appear on your quarterly statement and you will not receive an immediate confirmation statement after each such transaction. If you believe a transaction has been processed incorrectly, it is your responsibility to contact us in writing and provide us with all relevant details. You must provide us with the nature of the error, the date of the error and any other relevant details. It is important that you review your confirmation and quarterly statements carefully and promptly report any errors and discrepancies to us, preferably, within fifteen (15) days of the date of the statement in question. It is important that you inform NYLIAC of an address change so that you can receive these policy statements (See “CONTACTING NYLIAC”). In the event your statement is returned from the US Postal Service as undeliverable, we reserve the right to suspend mailing future correspondence and also suspend current transaction processing until an accurate address is obtained. In addition, no new service requests can be processed until a valid current address is provided.
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Designation of Beneficiary
You may select one or more Beneficiaries and name them in the application. Thereafter, before the Annuity Commencement Date and while the Annuitant(s) is living, you may change the Beneficiary by written notice in Good Order sent to one of the addresses listed in the “CONTACTING NYLIAC” section of this Prospectus, at www.newyorklife.com or through the mobile application, or you can utilize any other method we make available. If, before the Annuity Commencement Date, the Annuitant dies while you are still living, you will become the new Annuitant under the policy. If you are the Annuitant, the proceeds pass to your Beneficiary.
If no Beneficiary for any amount payable, or for a stated share, survives you, the right to this amount or this share will pass to your estate. Payment of the proceeds will be made in a single sum to your estate. If any Beneficiary dies at the same time as you, or within fifteen (15) days after your death, but before we receive proof of death and all claim information in Good Order, we will pay any amount payable as though the Beneficiary died before you did. If you have designated only one Beneficiary, this could mean that the proceeds will be payable to your estate.
Every state has unclaimed property laws, which generally declare an annuity policy to be abandoned after a period of inactivity of three to five years from the policy’s Annuity Commencement Date or the date the death benefit is due and payable. If, after a thorough search, we are unable to locate you after your policy’s Annuity Commencement Date, or if we are unable to locate your Beneficiary if you die before the Annuity Commencement Date, or you or the Beneficiary do not come forward to claim the policy proceeds or death benefit in a timely manner, the proceeds or death benefit may be paid to the abandoned property division or unclaimed property office of the state in which the beneficiary or the Annuitant last resided, as shown on our books and records, or to Delaware (our state of domicile). This escheatment is revocable, however, and the state is obligated to pay back the escheated amount if you or your beneficiary steps forward to claim it with the proper documentation. To prevent such escheatment, it is important that you update your Beneficiary designation, including addresses, if and as they change. Please contact us at the VPSC at 1-800-598-2019 or send written notice to one of the addresses in the “CONTACTING NYLIAC” section of this Prospectus.
Delay of Payments
We will pay any amounts due from the Separate Account under the policy within seven (7) days of the date the VPSC receives all documents (including documents necessary to comply with federal and state tax law) in connection with a payment request in Good Order at one of the addresses listed in the “CONTACTING NYLIAC” section of this Prospectus.
Situations where payments may be delayed:
1.
We may delay payment of any amounts due from the Separate Account under the policy and transfers among Investment Divisions during any period that:
(a)
The New York Stock Exchange (“NYSE”) is closed, for other than usual weekends or holidays; trading is restricted by the Securities and Exchange Commission (“SEC”); or the SEC declares that an emergency exists as a result of which it is not reasonably practical to dispose of securities in a Portfolio or to fairly determine the value of the assets of a Portfolio;
(b)
The SEC, by order, permits us to delay payment in order to protect our policyowners; or
(c)
The check used to pay the premium has not cleared through the banking system. This may take up to fifteen (15) days.
2.
We may delay payment of any amounts due from the Fixed Account. When permitted by law, we may defer payment of any partial withdrawal or full surrender request for up to six months from the date of surrender from the Fixed Account. We will pay interest of at least 3.0% per year on any partial withdrawal or full surrender request deferred for 30 days or more.
3.
Federal laws enacted to combat terrorism and prevent money laundering by criminals might, in certain circumstances, require us to reject a premium payment and/or “freeze” a policy. If these laws apply to a particular policy(ies), we would not be allowed to pay any request for transfers, partial withdrawals, surrenders
32

or death benefits. If a policy or an account is frozen, the Accumulation Value would be moved to a special segregated interest-bearing account and held in that account until we receive instructions from the appropriate federal regulator.
33

Benefits Available Under The Policies

The following tables summarize information about the benefits available under the policy.
STANDARD DEATH BENEFIT
(automatically included with the policy)
NAME OF BENEFIT	PURPOSE	MAXIMUM FEE	BRIEF DESCRIPTION OF RESTRICTIONS/ LIMITATIONS
Standard Death Benefit
Guarantees your
beneficiaries will receive a
benefit at least equal to the
greater of: (i) your
Accumulation Value, less any
outstanding loan balance; or
(ii) the Adjusted Death
Benefit Premium Payments.
		No additional charge	•Withdrawals could significantly reduce the benefit (possibly by an amount substantially greater than the actual amount withdrawn).
OPTIONAL DEATH BENEFITS AVAILABLE FOR A FEE
NAME OF BENEFIT	PURPOSE	MAXIMUM FEE	BRIEF DESCRIPTION OF RESTRICTIONS/ LIMITATIONS
Annual Death Benefit Reset (ADBR) Rider	Provides a new locked–in higher death benefit on each year from the Policy Date (“Reset Anniversary”), if your investments increase in value.	Maximum Charge: 1.00% (Charge calculated as an annualized percentage of the ADBR Reset Value as of the last Policy Anniversary, deducted quarterly)
•Only available at the time
of application to
policyowners aged 75 or
younger.
•Resets will continue on
Reset Anniversaries until
the Owner (or Annuitant if
the Owner is not a natural
person) is age 80.
•Resets will terminate after:
(i) the owner’s death (if the
owner is a natural person),
(ii) the death of any grantor
(for grantor trust owned
policies), or
(iii) the death of the
Annuitant (if the owner is
not a natural person or a
grantor trust).
•In certain jurisdictions, an
ownership change or
assignment will terminate
the rider.
•Withdrawals could
significantly reduce the
benefit (possibly by an
amount substantially
greater than the actual
amount withdrawn).
•You cannot cancel the rider
without surrendering the

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NAME OF BENEFIT	PURPOSE	MAXIMUM FEE	BRIEF DESCRIPTION OF RESTRICTIONS/ LIMITATIONS
policy.
Enhanced Beneficiary Benefit (EBB) Rider
Pays an additional death
benefit amount to your
beneficiary(ies) if you die
before the Annuity
Commencement Date. The
additional amount is a
percentage of any gain in the
policy when the death benefit
is calculated. The percentage
is 50% for an owner age 70
or younger at the date of
issue; and 25% where the
owner is age 71 to 75.
Maximum Charge: 1.00% (Charge calculated as an annualized percentage of the Accumulation Value, deducted on a quarterly basis).
•Only available at the time
of application.
•Withdrawals could
significantly reduce the
benefit (possibly by an
amount substantially
greater than the actual
amount withdrawn).
•No benefit is paid if:
(i) There is no gain; or
(ii) The policy’s
Accumulation Value is less
than your premium
payments made and not
previously withdrawn; or
(iii) The rider has ended or
terminated.
•You cannot cancel the rider
without surrendering the
policy.
•You will forfeit any benefits
under the rider if you elect
to receive Income
Payments, or surrender or
transfer your policy.

Enhanced Spousal Continuance Rider	Upon your death prior to the Annuity Commencement Date, allows spouse to elect to continue the policy as the new owner.	None (included with the EBB)
•Subject to state availability
and only included if you
purchased the EBB Rider
at the time of application.
•Can only be elected if the
spouse is the sole primary
Beneficiary.
•Terminates if you
surrender the policy, if
Income Payments begin, if
it has been exercised, or if
you transfer ownership to
someone other than your
spouse.
•You cannot cancel the rider
without surrendering the
policy.

OTHER OPTIONAL BENEFITS INCLUDED WITH ALL POLICIES AT NO ADDITIONAL COST
NAME OF BENEFIT	PURPOSE	MAXIMUM FEE	BRIEF DESCRIPTION OF RESTRICTIONS/ LIMITATIONS
Living Needs Benefit /	Waives Surrender Charges if the Owner experiences	None	•Policy must have been in force for at least one year
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NAME OF BENEFIT	PURPOSE	MAXIMUM FEE	BRIEF DESCRIPTION OF RESTRICTIONS/ LIMITATIONS
Unemployment Rider
certain “qualifying events”
such as: (i) confinement to a
health care facility for 60
consecutive days;
(ii) terminal illness; or
(iii) disability. If the Owner
becomes unemployed, the
rider waives Surrender
Charges on a one-time
withdrawal of up to 50% of
your Accumulation Value.

and have a minimum
Accumulation Value of
$5,000.
•Qualifying Event (as
defined in the rider) must
occur after the Policy Date.
•for the Disability portion of
the rider, any withdrawal
after your 66th birthday will
not be eligible for the rider
benefit and surrender
charges may apply.
•Not available if any Owner
has attained age 86 on the
Policy Date.
•Unemployment must be for
at least 60 consecutive
days.
•A determination letter from
your state’s Department of
Labor is required for
unemployment benefit.

Automatic Asset Rebalancing	Automatically rebalances your Variable Accumulation Value (either quarterly, semi–annually, or annually) to maintain the percentage allocated to each Investment Division at a pre–set level.	None	•Cannot be used with the traditional Dollar Cost Averaging option. •You must have a minimum Accumulation Value of $2,500 to elect this option, and a minimum of $2,500 to continue it as scheduled.
Traditional Dollar Cost Averaging	Automatically transfers a specific amount of money from any Investment Division to any combination of Investment Divisions and/or Fixed Account at set intervals.	None
•Cannot be used with the
Automatic Asset
Rebalancing option.
•For premium based M&E
Charge policies, amounts
cannot be transferred to
the Fixed Account (if
applicable).
•You must have a minimum
Accumulation Value of
$2,500 to elect this option,
and a minimum of $2,000
to continue as scheduled.

Interest Sweep	Automatically transfers interest earned on the Fixed Account to one or any combination of Investment Divisions.	None
•Frequency of the transfers
can be monthly, quarterly,
semi–annually, or annually.
•You must have a minimum
of $2,500 in the Fixed
Account to elect this option
and a minimum of $2,000
to continue as scheduled.

36

37

Description of Benefits

The Standard Death Benefit – Death Before Annuity Commencement
Unless amended by any rider attached to the policy, if the Owner dies prior to the Annuity Commencement Date, we will pay the Standard Death Benefit amount as proceeds to the designated Beneficiary(ies), as of the date the VPSC receives proof of death and all other required information in Good Order at one of the addresses listed in the “CONTACTING NYLIAC” section of this Prospectus. Generally, NYLIAC will not issue a policy to joint owners. However, if NYLIAC made an exception and issued a jointly owned policy, ownership rights and privileges under the policy must be exercised jointly and benefits under the policy will be paid upon the death of any joint owner, unless the surviving spouse has been designated the sole primary beneficiary. In that case, the surviving spouse can choose to continue the policy as discussed below. (See “FEDERAL TAX MATTERS—Taxation of Annuities in General.”) For policies owned by a grantor trust, all of whose grantors are individuals, benefits will be paid upon the death of any grantor. The Standard Death Benefit amount will be the greater of:
(a)
the Accumulation Value, less any outstanding loan balance; or
(b)
the Adjusted Death Benefit Premium Payments.
If more than one Beneficiary is named, each Beneficiary will be paid a pro rata portion from each Investment Division and the Fixed Account, if applicable, in which the policy is invested as of the date we receive proof of death and all requirements necessary to make the payment to that Beneficiary. The remaining balance in the policy after paying each Beneficiary will remain in each Allocation Option in which the policy was invested as of the date we received due proof of death in Good Order. We will keep the remaining balance in the policy to pay the other Beneficiaries. Due to market fluctuations, the remaining Accumulation Value may increase or decrease and we may pay subsequent Beneficiaries a different amount. Beneficiary(ies) may not make transfers between Investment Divisions of the Separate Account, the Fixed Account or any other investment option that we may offer at any time.
We will make payments in a lump sum to the Beneficiary unless you have elected or the Beneficiary elects otherwise in a signed written notice in Good Order. If such an election is properly made, we will apply all or part of these proceeds:
(i)
under a life Income Payment option to provide an immediate annuity for the Beneficiary who will be the policyowner and Annuitant; or
(ii)
under another Income Payment option we may offer at the time.
Payments under the annuity or under any other method of payment we make available must be for the life of the Beneficiary, or for a number of years that is not more than the life expectancy of the Beneficiary at the time of the policyowner’s death (as determined for federal tax purposes), and must begin within one year after the policyowner’s death. (See “ANNUITY PAYMENTS (THE INCOME PHASE)—Income Payments.”)
If your spouse (as defined under Federal law) is designated as the sole primary Beneficiary, we can pay the proceeds to the surviving spouse if you die before the Annuity Commencement Date or the policy can continue with the surviving spouse as (a) the new policyowner and, (b) the Annuitant, if you were the Annuitant. Please note: if your spouse is not designated as the sole primary beneficiary, when you die the death benefit will be paid to the beneficiary(ies) you named, even if your spouse was the joint owner of the policy. For policies with one Annuitant, if the Annuitant is not an Owner and the Annuitant dies before the Annuity Commencement Date, when we receive proof of death for the Annuitant, the Owner will become the Annuitant, and the policy will continue. If the policy is jointly owned, the first Owner named will become the Annuitant.
We will make any distribution or application of policy proceeds within 7 days after the VPSC receives all documents (including documents necessary to comply with federal and state tax law) in connection with the event or election that causes the distribution to take place at one of the addresses listed in the “CONTACTING NYLIAC” section of this Prospectus, subject to postponement in certain circumstances. (See “THE POLICIES—Delay of Payments.”)
38

How the Standard Death Benefit is Calculated
Here is an example of how the Standard Death Benefit is calculated.
Assume that:
(1)
You purchase this policy with a $200,000 premium payment;
(2)
A $20,000 withdrawal is made at the end of the second Policy Year, and the Accumulation Value immediately preceding the withdrawal is $240,000;
(3)
You die in the third Policy Year, and the Accumulation Value upon death is $175,000
At issue, the Adjusted Death Benefit Premium Payments are equal to $200,000.
Due to the $20,000 withdrawal at the end of the second Policy Year, the Adjusted Death Benefit Premium Payments were reduced by $16,666.67, calculated as follows: ($20,000 / $240,000) * $200,000 = $16,666.67.
Upon death in the third policy year, the Standard Death Benefit is $183,333.33, which is the greater of:
a)
the Accumulation Value upon death
= $175,000, or
b)
Premium payments less any Return of Premium Death Benefit Proportional Withdrawal;
= $183,333.33 (calculated as follows: $200,000 - $16,666.67 = $183,333.33)
The formula guarantees that the amount we pay will at least equal the sum of all premium payments (less any proportional reductions due to partial withdrawals and surrender charges on such partial withdrawals), independent of the investment experience of the Separate Account.
In this example, your Beneficiary would receive $183,333.33
Annual Death Benefit Reset Rider
You may enhance your Policy’s standard death benefit by purchasing the optional ADBR Rider. The ADBR Rider is available only at the time of application to policyowners aged 75 or younger. The ADBR Rider is not available with the EBB Rider in the State of New Jersey. If you purchased the ADBR and you die prior to the Annuity Commencement Date, we will pay an amount as proceeds to the designated Beneficiary, as of the date we receive proof of death and all requirements necessary to make the payment at the VPSC. For policies owned by a grantor trust, all of whose grantors are individuals, benefits will be paid upon the death of any grantor. The amount will be the greatest of:
(a)
the Accumulation Value, less any outstanding loan balance; or
(b)
the Adjusted Death Benefit Premium Payments; or
(c)
the “ADBR Reset Value” plus any additional premium payments made since the most recent “Reset Anniversary”, less ADBR Reset Value Proportional Withdrawals (“ADBR Proportional Withdrawals”) made since the most recent Reset Anniversary; or
(d)
any death benefit available under any other rider attached to the Policy.
We automatically calculate the ADBR Reset Value, with respect to any policy, every year from the Policy Date (“Reset Anniversary”) until you reach age 80 (or the Annuitant if the Owner is not a natural person). For policies owned by a grantor trust, the ADBR Reset Value will be recalculated until any grantor reaches age 80. On the first Policy Anniversary, the ADBR Reset Value is defined as the greater of (a) the Accumulation Value; and (b) the Adjusted Death Benefit Premium Payments. The ADBR Reset Value on the second and each subsequent Reset Anniversary is defined as the greater of (a) the Accumulation Value on the current Reset Anniversary; and (b) the ADBR Reset Value on the prior Reset Anniversary plus any premium payments applied since the prior Reset Anniversary, less any ADBR Reset Value Proportional Withdrawals since the prior Reset Anniversary.
In jurisdictions where approved, the rider benefit will no longer reset after the Owner’s death or for grantor trust owned policies, the death of any grantor. The only exception is if the policy remains in-force under the spousal
39

continuation option provision of the Policy, if available. If the Owner is not a natural person, or a grantor trust, the rider benefit will no longer reset after the death of the Annuitant. In addition, in jurisdictions where approved, if an ownership change or assignment of the policy is made, other than as explicitly described in the rider, the rider will terminate and no ADBR Reset Value will be payable. If the rider is terminated, the death benefit payable will be the benefit provided in DESCRIPTION OF BENEFITS –The Standard Death Benefit–Death Before Annuity Commencement” section of this Prospectus.
An ADBR Reset Value Proportional Withdrawal is an amount equal to the amount withdrawn from the policy, after the first Policy Anniversary, (including applicable surrender charges), divided by the policy’s Accumulation Value immediately preceding the withdrawal, multiplied by the ADBR Reset Value immediately preceding the withdrawal.
We have set forth below an example of how the ADBR Rider works for an owner who is age 63. The current annual rider charge is 0.30% of the ADBR Reset Value as of the last Policy Anniversary, deducted quarterly. In this example, we have assumed the following:
(1)
you purchase this policy with a $200,000 initial premium payment (no additional premium payments are made);
(2)
the Accumulation Value as of the first Policy Anniversary is $250,000 (this is the Policy Year 1 ADBR Reset Value)
(3)
the current Accumulation Value is $240,000
(4)
you make a partial withdrawal of $15,000 in the Policy Year 2 (no surrender charges are applicable)
(5)
you die at the beginning of the second policy quarter of Policy Year 2 after the withdrawal
(6)
the Accumulation Value on the date we receive the necessary requirements to pay the death benefit is $225,000 ($240,000 – $15,000)
(7)
the charge for the ADBR Rider is assessed: 0.30% annually (0.075% per quarter)
(8)
the Death Benefit is the greatest of:
a)
the Accumulation Value
$225,000
b)
the Adjusted Death Benefit Premium Payments
= $187,500 calculated as described below:
To calculate the Adjusted Death Benefit Premium Payments, you must first determine the value of any ADBR Reset Value Proportional Withdrawal. The ADBR Reset Value Proportional Withdrawal equals the amount of partial withdrawals ($15,000) divided by the policy’s Accumulation Value immediately preceding the withdrawal ($240,000), multiplied by the Adjusted Death Benefit Premium Payments immediately preceding the withdrawal ($200,000):
•
($15,000/$240,000) x $200,000 = $12,500 is the proportional reduction.
The total amount of premium payments made under the policy ($200,000) minus the ADBR Reset Value Proportional Withdrawal ($12,500) equals the Adjusted Death Benefit Premium Payments ($187,500).
c)
the Policy Year 2 ADBR Reset Value, which is the greatest of:
1.
the Accumulation Value
$225,000
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2.
the prior ADBR Reset Value as of the last Reset Anniversary ($250,000), plus any premium payments made since the prior Reset Anniversary ($0), less ADBR Reset Value Proportional Withdrawals since the prior Reset Anniversary ($15,625).
= $234,375 calculated as described below:
To calculate the ADBR Reset Value, you must first determine the value of any ADBR Reset Value Proportional Reduction. The ADBR Reset Value Proportional Reduction is an amount equal to the amount withdrawn from the policy, after the first Policy Anniversary, ($15,000), divided by the policy’s Accumulation Value immediately preceding the withdrawal ($240,000), multiplied by the ADBR Reset Value immediately preceding the withdrawal ($250,000).
•
($15,000/$240,000) x $250,000 = $15,625.
The prior ADBR Reset Value as of the last Reset Anniversary ($250,000), plus any premium payments since the prior Reset Anniversary ($0), less ADBR Reset Value Proportional Withdrawals since the prior Reset Anniversary ($15,625) equals $234,375.00.
In this example, your Beneficiary would receive $234,375.00.
The ADBR Rider ends upon the earliest of the following:
1)
the Annuity Commencement Date,
2)
the date you surrender the policy, or
3)
the date we terminate the policy.
Notwithstanding the foregoing, the Rider will not end and all of the Rider’s provisions and quarterly charges will continue to be deducted as if the new owner had purchased the policy on the original Policy Date if your spouse, as the sole primary Beneficiary, elects to continue the policy upon your death.
You cannot cancel this Rider without surrendering your policy.
Enhanced Beneficiary Benefit Rider
The Enhanced Beneficiary Benefit (EBB) Rider was only available at the time of application. The EBB Rider was not available with the Annual Death Benefit Reset Rider (ADBR) in the State of New Jersey. The EBB Rider was available on Non-Qualified Policies and, where permitted by the IRS, also on Qualified Policies. The EBB Rider can increase the death benefit if you die before the Annuity Commencement Date. If you purchased this Rider, the EBB, in addition to the amount payable under the terms of your policy, may be payable to your Beneficiary(ies) if you die prior to the Annuity Commencement Date. Therefore, under this Rider, the total death benefit payable will be the greatest of any of the amounts payable as described in the “DESCRIPTION OF BENEFITS—The Standard Death Benefit—Death Before Annuity Commencement” section of the Prospectus plus the EBB, if any. Please note that benefits under this rider are payable from NYLIAC’s general account and are subject to the claims paying ability of NYLIAC.
While this rider is in effect, we will deduct a charge from your Accumulation Value each policy quarter. (See “CHARGES AND DEDUCTIONS—Optional Benefit Expenses—Enhanced Beneficiary Benefit Rider Charge.”)
The payment under the EBB Rider is calculated as a percentage of any gain in the policy as of the date we receive a request in Good Order to pay death benefit proceeds at the VPSC. The applicable percentage varies based upon your or the Annuitant’s issue age. As of the date of this Prospectus, the applicable percentages are as follows: 50% where the owner is 70 or younger, and 25% where the owner is 71 to 75 inclusive. We may change the applicable percentages under the EBB Rider from time to time, within the following ranges:
Age of Oldest Owner or Annuitant at Issue	Range of Applicable Percentages
70 or younger	Not less than 40% nor greater than 60%
71 to 75 inclusive	Not less than 20% nor greater than 40%
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When you purchased the EBB Rider, the applicable percentage appeared on your Policy Data Page. The applicable percentage for the policy will not change once the policy is issued. Please check with your registered representative for further details.
The gain equals the policy’s Accumulation Value minus the Adjusted Premium Payments. Adjusted Premium Payments are the total of all premium payments less proportional withdrawals (“EBB Proportional Withdrawals”). EBB Proportional Withdrawals are the amount(s) withdrawn from the policy (including any surrender charges, if applicable) divided by the policy’s Accumulation Value immediately preceding the withdrawal, multiplied by the total of all Adjusted Premium Payments immediately preceding the withdrawal.
If more than one Beneficiary is named, each Beneficiary will be paid a pro rata portion of the EBB. The EBB will be calculated for a Beneficiary on each date that we receive all necessary requirements to pay such Beneficiary at the VPSC in Good Order. Due to market fluctuations, the EBB may increase or decrease and Beneficiaries may therefore be paid different amounts.
The maximum amount payable under the EBB Rider, regardless of the gain, is equal to a percentage of Adjusted Premium Payments. As of the date of this Prospectus, the applicable percentages are as follows: 100% where the owner is 70 or younger, and 75% where the owner is 71 to 75 inclusive. We may change the applicable percentages under the EBB Rider from time to time, but the maximum amount payable will not exceed 200% of Adjusted Premium Payments. If you select this rider, the applicable percentage will appear on your Policy Data Page. Please check with your registered representative for further details.
There will be no payment under the EBB Rider if on the date we calculate the EBB: 1) there is no gain, 2) the policy’s Accumulation Value is less than your premium payments made and not previously withdrawn, or 3) the rider has ended or terminated. The EBB Rider will end on the earliest of the following: 1) on the Annuity Commencement Date, 2) if you surrender the policy, 3) if your spouse, as the sole primary Beneficiary, elects to continue the policy upon your death (see “DESCRIPTION OF BENEFITS—Enhanced Spousal Continuance Rider (optional)”), 4) if we elect to terminate the policy pursuant to the policy’s termination provision, or 5) if you transfer ownership of the policy,. As discussed below in “DESCRIPTION OF BENEFITS—Enhanced Spousal Continuance Rider,” if upon your death prior to the Annuity Commencement Date your spouse elects to continue the policy as the new owner (and Annuitant, if you are the Annuitant), the Accumulation Value will be adjusted (as of the date we receive due proof of death and all other requirements at the VPSC in Good Order) to equal the greatest of any of the amounts payable as described in the “DESCRIPTION OF BENEFITS—The Standard Death Benefit—Death Before Annuity Commencement” section of the Prospectus, plus, if applicable, any EBB provided by the EBB Rider. This rider cannot be cancelled without surrendering your policy. You will forfeit any benefits under the EBB Rider if you elect to receive Income Payments, or surrender or transfer your policy. If you expect to do any of these, the EBB Rider may not be appropriate for you.
We have set forth below an example of how the benefit of the EBB Rider may be realized and how withdrawals impact the benefit under this Rider. In this example, we have assumed the following:
1.
The rider is elected at the time of application;
2.
You purchase this policy with a $200,000 initial premium payment (no additional premium payments are made);
3.
A withdrawal of $20,000 is made in the fourth Policy Year;
4.
Immediately preceding the withdrawal, the Accumulation Value has increased to $250,000, and the total Adjusted Premium Payments equaled $200,000 (since there have been no previous withdrawals);
5.
If you (or the Annuitant, if you are not the Annuitant) die in the fifth Policy Year and the Accumulation Value of the policy has increased once again to $250,000 as of the date we receive the necessary requirements to pay the death benefit; and
6.
The Enhanced Beneficiary Benefit Rider percentage equals 50%.
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First, the Proportional Withdrawal amount is calculated (withdrawal amount divided by the Accumulation Value immediately preceding the withdrawal, multiplied by the Adjusted Premium Payments immediately preceding the withdrawal):
Proportional Withdrawal = ($20,000/$250,000) x $200,000 = $16,000
Second, the amount of current Adjusted Premium Payments (after the withdrawal) is calculated (total of all premium payments minus EBB Proportional Withdrawals):
Adjusted Premium Payments = $200,000 – $16,000 = $184,000
Third, the gain is calculated (Accumulation Value – Adjusted Premium Payments):
Gain = $250,000 – $184,000 = $66,000
Finally, the Enhanced Beneficiary Benefit amount is calculated (Gain multiplied by the applicable EBB rider percentage):
Enhanced Beneficiary Benefit = $66,000 x 50% = $33,000
In this example, the Enhanced Beneficiary Benefit is equal to $33,000. This amount would be payable in addition to the guaranteed death benefit amount under the policy.
Enhanced Spousal Continuance Rider
If you purchased the EBB Rider at the time of application (see above), your policy will, subject to jurisdiction availability, also include the Enhanced Spousal Continuance Rider (“ESC Rider”) at no charge. The ESC Rider is not included on policies sold in connection with Section 403(b) tax-sheltered annuities.
Under the ESC Rider, if your spouse is the sole primary Beneficiary, upon your death prior to the Annuity Commencement Date, your spouse may elect to continue the policy as the new owner (and Annuitant, if you are also the Annuitant). If the election is made, the Accumulation Value will be adjusted (as of the date we receive due proof of death and all other requirements in Good Order at the VPSC) to equal the greatest of any of the amounts payable as described in the (“DESCRIPTION OF BENEFITS—The Standard Death Benefit—Death Before Annuity Commencement”) section of the Prospectus, plus, if applicable, any EBB provided by the EBB Rider. Unless we notify you otherwise, any additional Accumulation Value calculated under the ESC Rider will be allocated to the policy according to the premium allocation instructions on record.
The ESC Rider ends upon the earliest of the following: 1) if you surrender the policy, 2) if Income Payments begin, 3) once the ESC Rider has been exercised, or 4) if you transfer ownership of the policy to someone other than your spouse. This rider cannot be cancelled without surrendering your policy.
Upon exercising the ESC Rider and continuing the policy, the EBB Rider and the quarterly charges for the EBB Rider will cease. All other policy provisions will continue as if your spouse had purchased the policy on the original Policy Date.
Example:
Your spouse is your policy’s sole primary Beneficiary. If you die and your spouse chooses to continue the policy as the new owner, and the Accumulation Value as of your date of death is $100,000, it will be increased to equal the amount of the Standard Death Benefit plus an EBB provided under the EBB Rider.
Living Needs Benefit/Unemployment Rider
This rider is available at no additional cost. Rider benefits and requirements to qualify for the rider benefits may not be the same in all jurisdictions. We include a Living Needs Benefit/Unemployment Rider for all types of policies. In Connecticut, the rider is named the “Living Needs Benefit Rider” and the Unemployment and Disability portions of the rider are not available. In New York, the rider is named “Waiver Of Surrender Charges For Living Needs Qualifying Events” and the Unemployment portion of the rider is not available. In New Jersey, the rider is named the “Living Needs Benefit Rider” and the Unemployment portion of the rider is not available.
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The Living Needs Benefit/Unemployment Rider will waive all surrender charges (or a portion of surrender charges in the case of Unemployment), if you provide satisfactory proof that the Owner has experienced a Qualifying Event (as defined below). In order to receive the benefit associated with this rider, your policy must have been in force for at least one year and have a minimum Accumulation Value of $5,000 and the Qualifying Event must occur on or after the Policy Date. For the Disability portion of the rider, any withdrawal after your 66th birthday will not be eligible for the rider benefit and surrender charges may apply. For the Unemployment portion of the rider, we will waive surrender charges on a one-time withdrawal of up to 50% of your Accumulation Value. Surrender charges will apply on amounts withdrawn in excess of that amount and on subsequent withdrawals. In addition, none of the benefits of this rider are available for policies where any Owner(s) has attained their 86th birthday on the Policy Date. If the Owner(s) is not a natural person, all restrictions and benefits of the rider are based on the Annuitant.
The types of Qualifying Events are defined as follows:
(a)
Health Care Facility (defined as a state licensed/certified nursing home/assisted living facility): The Owner is enrolled and living in a Health Care Facility for 60 consecutive days.
(b)
Terminal Illness: A determination by a licensed physician that the Owner has a life expectancy of 12 months or less.
(c)
Disability: A determination by a licensed physician that the Owner has a disability that prevents them from performing any work for pay or profit for at least 12 consecutive months. We may require proof of continued disability as of the date of the withdrawal.
(d)
Unemployment: A determination letter from the applicable state’s Department of Labor that the Owner qualifies for and has been receiving state unemployment benefits for 60 consecutive days.
A Health Care Facility is defined as a state licensed/certified nursing home/assisted living facility. In addition, we may also require proof of continued disability as of the date of the withdrawal.
For example, if an Owner with $100,000 in Accumulation Value experiences one of the Qualifying Events described in (a) – (c) above in Policy Year 3, he or she will be able to take withdrawals from his or her policy without having to pay a surrender charge on such withdrawals for as long as the Owner satisfies the conditions of eligibility. If the Owner were to experience the Qualifying Event of Unemployment in (d) in Policy Year 3, he or she would be able to make a one-time withdrawal of up to $50,000 without having to pay a surrender charge on such withdrawal. If he or she were to withdraw in excess of $50,000, he or she would pay a surrender charge on the amount exceeding $50,000 and on any subsequent withdrawals.
You will be able to receive benefits under this rider the later of the date you meet the above requirements or the date we receive your documentation in Good Order at the VPSC at one of the addresses listed in the “CONTACTING NYLIAC” section of this Prospectus.
Automatic Asset Reallocation
This optional benefit, which is available at no additional cost, allows you to maintain the percentage allocated to each Investment Division at a pre–set level. For example, you might specify that 50% of the Variable Accumulation Value of your policy be allocated to the NYLIM VP MacKay Convertible Investment Division and 50% of the Variable Accumulation Value be allocated to the NYLIM VP PineStone International Equity Investment Division. Over time, the fluctuations in each of these Investment Division’s investment results will shift the percentages. If you elect the Automatic Asset Reallocation option, NYLIAC will automatically transfer your Variable Accumulation Value back to the percentages you specify. You may also utilize the Automatic Asset Reallocation Option if your Variable Accumulation Value is allocated to an Asset Allocation Model. You may choose to have reallocations made on your quarterly, semi–annual or annual policy anniversary.
To request Automatic Asset Reallocation, you must send a completed Automatic Asset Reallocation request form to the VPSC at one of the addresses listed in the “CONTACTING NYLIAC” section of this Prospectus or use any other method we make available. The VPSC must receive the completed Automatic Asset Reallocation request form at least five Business Days before the date transfers are scheduled to begin. If we receive your completed Automatic Asset Reallocation request form for this option less than five Business Days prior to the date you request it to begin, the reallocation will begin on the next rebalancing date based on the rebalancing frequency you selected. Faxed and
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e–mailed requests are not currently accepted; however, we reserve the right to accept them at our discretion. You may modify an existing Automatic Asset Reallocation option by contacting us by phone at the number provided in the “CONTACTING NYLIAC” section of this Prospectus.
The minimum Accumulation Value required to elect this option is $2,500. We will suspend this feature automatically if the Separate Account Value is less than $2,500 on a reallocation date. Once the Separate Account Value equals or exceeds this amount, Automatic Asset Reallocation will resume automatically as scheduled. There is no minimum amount that you must allocate among the Investment Divisions under this option. Your Automatic Asset Reallocation may be cancelled if a premium allocation change or transfer is submitted on your behalf that is inconsistent with your current Automatic Asset Reallocation arrangements. You may prevent this cancellation if a conforming Automatic Asset Reallocation change is processed within one Business Day of the inconsistent premium allocation change or transfer.
You may cancel the Automatic Asset Reallocation option at any time. To cancel the Automatic Asset Reallocation option, you may send a written cancellation request in Good Order to the VPSC or contact us by phone or online as described in the “CONTACTING NYLIAC” section of this Prospectus. You may not elect the Automatic Asset Reallocation option if you have selected the traditional Dollar Cost Averaging option. However, you have the option of alternating between these two features.
Dollar Cost Averaging
The main objective of dollar cost averaging is to achieve an average cost per Accumulation Unit that is lower than the average price per Accumulation Unit during volatile market conditions. Since you transfer the same dollar amount to an Investment Division with each transfer, you purchase more units in an Investment Division if the value per unit is low and fewer units if the value per unit is high. Therefore, you may achieve a lower-than-average cost per unit if prices fluctuate over the long term. Similarly, for each transfer out of an Investment Division, you sell more units in an Investment Division if the value per unit is low and fewer units if the value per unit is high. Dollar cost averaging does not assure a profit in rising markets or protect against a loss in declining markets. Because it involves continuous investing regardless of price levels, you should consider your financial ability to continue to make purchases during periods of varying price levels. We do not count transfers under dollar cost averaging as part of your 12 free transfers each Policy Year. There is no charge imposed for Dollar Cost Averaging.
We have set forth below an example of how dollar cost averaging works. In the example, we have assumed that you want to transfer $100 from the NYLIM VP U.S. Government Money Market Investment Division to the NYLIM VP Dimensional U.S. Equity—Service Class Investment Division each month. Assuming the Accumulation Unit values below, you would purchase the following number of Accumulation Units:
Month	Amount Transferred	Accumulation Unit Value	Accumulation Units Purchased
1	$100	$10.00	10.00
2	$100	$8.00	12.50
3	$100	$12.50	8.00
4	$100	$7.50	13.33
Total	$400	$38.00	43.83
The average unit price is calculated as follows:
Total unit price	=	$38.00	=	$9.50
Number of months		4
The average unit cost is calculated as follows:
Total amount transferred	=	$400.00	=	$9.13
Total units purchased		43.83
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In this example, with dollar cost averaging you would have paid an average of $9.13 per unit while the average price per unit during the purchase period was $9.50. Keep in mind that it is also possible for dollar cost averaging to result in a loss. For example, if Accumulation Unit Values had increased rapidly over the four-month period used in the example above, you would have achieved a lower average unit cost by making the entire purchase in the first month.
This option, which is available at no additional cost, permits systematic investing to be made in equal installments over various market cycles to help reduce risk. You may specify, prior to the Annuity Commencement Date, a specific dollar amount to be transferred from any Investment Division to any combination of Investment Divisions and/or the Fixed Account. Please note that for Premium based Base Contract Charge policies, amounts cannot be transferred to the Fixed Account (if applicable) You will specify the Investment Divisions to transfer money from, the Investment Divisions and/or Fixed Account to transfer money to, the amounts to be transferred, the date on which transfers will be made, subject to our rules, and the frequency of the transfers (monthly, quarterly, semi-annually or annually). You may not use traditional dollar cost averaging to make transfers into or from an Asset Allocation Model. You may not make transfers from the Fixed Account, but you may make transfers into the Fixed Account. Each transfer from an Investment Division must be at least $100. You must have a minimum Accumulation Value of $2,500 to elect this option. Once all money has been allocated to the Investment Divisions of your choice or the balance in the Investment Division you are transferring from is less than $100, the Dollar Cost Averaging option will cease. A new request must be submitted to reactivate this feature. NYLIAC may reduce the minimum transfer amount and minimum Accumulation Value at its discretion.
NYLIAC will make all Dollar Cost Averaging transfers on the day of each calendar month that you specify or on the next Business Day (if the day you have specified is not a Business Day). You may specify any day of the month except the 29th, 30th, or 31st. In order to process transfers under the Dollar Cost Averaging Option, the VPSC must have received a completed Dollar Cost Averaging request form in Good Order at one of the addresses listed in the “CONTACTING NYLIAC” section of this Prospectus no later than five Business Days prior to the date transfers are to begin. You may also process a Dollar Cost Averaging transfer by any other method we make available. If your Dollar Cost Averaging request form for this option is received less than five Business Days prior to the date you request it to begin, the transfers will begin on the day of the month you specify in the month following the receipt of your request. All completed Dollar Cost Averaging request forms must be sent to the VPSC at one of the addresses listed in the “CONTACTING NYLIAC” section of this Prospectus. Faxed and e-mailed requests are not currently accepted, however, we reserve the right to accept them at our discretion.
You may cancel the Dollar Cost Averaging option at any time. To cancel the Dollar Cost Averaging option, you must send a written cancellation request in Good Order to the VPSC or contact us by phone at the number provided in the “CONTACTING NYLIAC” section of this Prospectus. NYLIAC may also cancel this option if the Accumulation Value is less than $2,500, or such lower amount as we may determine. You may not elect the Dollar Cost Averaging option if you have selected the Automatic Asset Reallocation option. However, you have the option of alternating between these two features.
Interest Sweep
This optional benefit, which is available at no additional cost, allows the interest earned on monies allocated to the Fixed Account to be transferred from the Fixed Account to one or any combination of Investment Divisions or an available Asset Allocation Model. You must specify the Investment Divisions and/or Asset Allocation Model, the frequency of the transfers (monthly, quarterly, semi-annually or annually), and the day of each calendar month to make the transfers (except the 29th, 30th and 31st of a month). NYLIAC will make all Interest Sweep transfers on the day of each calendar month you have specified or on the next Business Day (if the day you have specified is not a Business Day). There is no charge imposed for the Interest Sweep option.
The Interest Sweep option may be utilized in addition to traditional Dollar Cost Averaging, Automatic Asset Reallocation. With an Asset Allocation Model, the Interest Sweep option may be utilized with Automatic Asset Reallocation. If an Interest Sweep transfer is scheduled for the same day as a transfer related to the traditional Dollar Cost Averaging option or the Automatic Asset Reallocation option, we will process the Interest Sweep transfer first.
You can cancel the Interest Sweep option at any time. To cancel the Interest Sweep Option, you must send a written cancellation request in Good Order to the VPSC or call us by telephone as described in the “CONTACTING NYLIAC” section of this Prospectus. We may also cancel this option if the Fixed Account Accumulation Value is less
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than $2,000, or such a lower amount as we may determine. Please note that you must utilize the Interest Sweep option if 100% of your premium payments are allocated to the Fixed Account.
To establish a new Interest Sweep transfer after the option has been cancelled, you must send an Interest Sweep request form in Good Order to the VPSC at one of the addresses listed in the “CONTACTING NYLIAC” section of this Prospectus. You may also process an Interest Sweep transfer by any other method we make available. The VPSC must receive an Interest Sweep request form in Good Order at least five Business Days prior to the date transfers are scheduled to begin. If the VPSC does not receive an Interest Sweep request form in Good Order at least five Business Days prior to the date you request it to begin, transfers will begin on the day of the month you specify in the month following the receipt of your request. Faxed and e-mailed requests are not currently accepted, however, we reserve the right to accept them at our discretion. The minimum Fixed Account Accumulation Value required to elect this option is $2,500, but this amount may be reduced at our discretion.
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Charges And Deductions

Transaction Expenses
Surrender Charges
Since no deduction for a sales charge is made from each premium payment, we impose a surrender charge on certain partial withdrawals and surrenders of the policies. The surrender charge covers certain expenses relating to the sale of the policies, including commissions to registered representatives and other promotional expenses. We measure the surrender charge as a percentage of the amount withdrawn or surrendered. The surrender charge applies to certain amounts applied under certain Income Payment options.
If you surrender your policy, we deduct the surrender charge from the amount paid to you. If you make a partial withdrawal, you can direct NYLIAC to take surrender charges either from the remaining value of the Allocation Options from which the partial withdrawals are made, or from the amount paid to you. If you specify the Allocation Options from which to make the withdrawal, we will deduct the surrender charge pro-rata according to your instructions. If you do not specify the Allocation Options from which to make the withdrawal, we will deduct the surrender charge pro-rata from each Allocation Option. If the remaining value in an Allocation Option is less than the necessary surrender charge, we will not process the withdrawal. However, you can withdraw any investment gains under your policy without a surrender charge (see “CHARGES AND DEDUCTIONS—Transaction Expenses—Exceptions to Surrender Charges,” below).
The surrender charge is 7% of the amounts withdrawn or surrendered during the first three Policy Years. The percentage of the charge declines 1% for each additional Policy Year, until the ninth Policy Year, after which no surrender charge is made, as shown in the following chart:
Amount of Surrender Charge
Policy Year	Surrender Charge
1	7%
2	7%
3	7%
4	6%
5	5%
6	4%
7	3%
8	2%
9	1%
10+	0%
The duration of the surrender charge schedule is based solely on the Policy Date. Additional premium payments do not begin their own surrender charge schedules.
Exceptions to Surrender Charges
We will not assess a surrender charge:
(a)
on amounts you withdraw in any one Policy Year that are less than or equal to the greatest of: (i) 10% of the Accumulation Value at the time of surrender or withdrawal, less any prior Surrender Charge free withdrawals during the Policy Year; (ii) 10% of the Accumulation Value as of the prior Policy Anniversary (10% of the premium payment if the withdrawal is made in the first Policy Year), less any prior Surrender Charge free withdrawals during the Policy Year; or (iii) the Accumulation Value less accumulated premium payments.
(b)
if NYLIAC cancels the policy;
(c)
when we pay proceeds upon the death of the policyowner or the Annuitant;
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(d)
when you select an Income Payment option involving life income in any Policy Year after the first Policy Anniversary;
(e)
when a required minimum distribution calculated based on the value of this policy is made under a Qualified Policy (this amount will, however, count against the first exception);
(f)
on withdrawals at age 59½ or older if the policy is tax-qualified and if the money withdrawn from the policy was transferred or rolled over from a NYLIAC fixed deferred annuity policy;
(g)
on withdrawals you make under the Living Needs Benefit Rider/Unemployment Rider;
(h)
on monthly or quarterly periodic partial withdrawals made pursuant to Section 72(t)(2)(A)(iv) of the Code; and
(i)
when the aggregate surrender charges under a policy exceed 9.0% of the total premium payments.
Transfer Fees
Currently, we do not charge for transfers under the policy. However, we reserve the right to charge up to $30 for each transfer after the first 12 in a given Policy Year, subject to any applicable state insurance law requirements. The charge is to compensate us for the expense of processing the transfer. The transfer charge, if applicable, will be assessed at the time that the transfer is processed and will be deducted from your Accumulation Value and taken pro rata from each Allocation Option. Each time you request a transfer, we will assess the transfer charge, if applicable. Separate requests submitted on the same day will each be treated as separate transfers. Transfers made under traditional Dollar Cost Averaging, Interest Sweep, and Automatic Asset Reallocation do not count toward this transfer limit.
Payments Returned for Insufficient Funds
If your premium payment is returned for insufficient funds, we reserve the right to reverse your allocation(s) and charge you a $20 fee for each returned payment. The charge is to compensate us for the expense of processing the returned payment. This charge, if applicable, will be assessed at the time the payment is reversed and will be deducted from your Accumulation Value and taken pro rata from each Allocation Option. In addition, the Portfolio may also redeem shares to cover any losses it incurs as result of a returned payment. If a payment is returned for insufficient funds for two consecutive periods, the privileges to pay by check or electronically will be suspended until the VPSC receives a written request to reinstate it in Good Order at one of the addresses noted in the “CONTACTING NYLIAC” section of the Prospectus, and we agree.
Annual Policy Expenses
Base Contract Charges (M&E Charge)
Prior to the Annuity Commencement Date, we deduct a charge from the assets of the Separate Account to compensate us for certain mortality and expense risks and administrative costs (M&E Charge) we assume under the policies and for providing policy administration services. You may choose to have the M&E Charge assessed based on either the Accumulation Value of the policy or the Adjusted Premium Payments. The M&E Charge is 1.40% (annualized) of the daily average Variable Accumulation Value for Accumulation Value based policies. For Premium based M&E Charge policies, the M&E Charge is 1.60% (annualized) of the Adjusted Premium Payments and will be deducted from the Investment Divisions through a reduction in Accumulation Units each policy quarter (excluding premiums allocated to the Fixed Account that are not transferred to the Investment Divisions). For Accumulation Value based M&E Charge policies, the M&E Charge may vary based on the Accumulation Value of the policy when the M&E Charge is deducted. For Premium based M&E Charge policies, the M&E Charge is assessed based on the Adjusted Premium Payments and will not vary with fluctuations in the policy’s Accumulation Value. We guarantee that this charge will not increase. If the charge is insufficient to cover actual costs and assumed risks, the loss will fall on NYLIAC. We expect to profit from this charge. We may use these proceeds for any corporate purpose, including expenses relating to the sale of the policies, to the extent that surrender charges do not adequately cover sales expenses.
The amount of Premium based M&E Charges deducted from your Accumulation Value will be unaffected by fluctuations in market performance. In a rising market, the Premium based M&E Charge structure will benefit the
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policyowner because the Premium based M&E Charge, when measured as a percentage of separate account assets, will be reduced. In a flat or declining market, the Premium based M&E Charge structure will result in an increase in the charge when measured against separate account assets. The amount of Accumulation Value based M&E Charges assessed to your policy will be affected by fluctuations in market performance. However, the Accumulation Value based M&E Charge structure may be more advantageous in a flat or declining market.
The mortality risk assumed is the risk that Annuitants as a group will live for a longer time than our actuarial tables predict. As a result, we would be paying more Income Payments than we planned. We also assume a risk that the mortality assumptions reflected in our guaranteed annuity payment tables, shown in each policy, will differ from actual mortality experience. Lastly, we assume a mortality risk that, at the time of death, the guaranteed minimum death benefit will exceed the policy’s Accumulation Value. The expense risk assumed is the risk that the cost of issuing and administering the policies will exceed the amount we charge for these services. We expect to make a profit from this charge, which we may use for any purpose.
Administrative Expense – Policy Service Charge
We deduct an annual policy service charge of $30 each Policy Year on the Policy Anniversary and upon surrender of the policy. However, we will waive the annual policy service charge if your policy has $50,000 or more of Accumulation Value on a given Policy Anniversary.
We deduct the annual policy service charge from each Allocation Option in proportion to its percentage of the Accumulation Value in each option on the Policy Anniversary or date of surrender. This charge is designed to cover the costs for providing services under the policy such as collecting, processing, and confirming premium payments and establishing and maintaining the available methods of payment.
Optional Benefit Expenses
Enhanced Beneficiary Benefit Rider Charge
If you purchased the EBB Rider (in jurisdictions where available), we will deduct a charge each policy quarter that the rider is in effect based on the Accumulation Value. This charge is to compensate NYLIAC for the risk of the underlying guarantee provided by the rider. We will deduct this charge beginning with the first policy quarter after the Policy Date. In most jurisdictions, this charge will be deducted quarterly from each Allocation Option in proportion to its percentage of the Accumulation Value.
The maximum annual charge is 1.00% of the policy’s Accumulation Value, applied on a quarterly basis. We may set a lower charge at our sole discretion. The current charge for the EBB Rider is 0.30% of the policy’s Accumulation Value, applied on a quarterly basis (0.075% per quarter). This charge will not change once your policy is issued.
Annual Death Benefit Reset (ADBR) Rider Charge
If you purchased the ADBR Rider, we will deduct a charge each policy quarter that the rider is in effect based on the amount that is guaranteed as of the last Reset Anniversary. This charge is to compensate NYLIAC for the risk of the underlying guarantee provided by the rider. In most jurisdictions, this charge will be deducted from each Investment Division, and the Fixed Account, in proportion to its percentage of the Accumulation Value of the applicable quarter and will not reduce your Adjusted Premium Payments. However, for policies issued in New York, this charge will be deducted only from the Variable Accumulation Value. This charge will continue to be deducted while the policy remains in–force.
The charge for the ADBR Rider is based upon your age when the policy is issued, which will not change. The maximum annual charge is 1.00% of the most recent reset amount, or the initial premium payment in the first Policy Year. You should check with your registered representative to determine the percentage we are currently charging. As of the date of this Prospectus, the charges are as follows:
Age of Oldest Owner at Issue	Annual Charge
65 or younger	0.30%	(.0750% per quarter)
66 to 75 inclusive	0.35%	(.0875% per quarter)
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Annual Portfolio Expenses
Portfolio fees and expenses are deducted from and paid out of the assets of the Portfolios. The value of the assets of the Separate Account will indirectly reflect the Portfolios’ total fees and expenses. The Portfolios’ total fees and expenses are not part of the policy. They may vary in amount from year to year. These fees and expenses are described in detail in the relevant Portfolio’s prospectus and/or SAI. A complete list of Portfolios available under the policy, including their annual expenses, may be found in APPENDIX 1.
Certain Portfolios may also impose liquidity or redemption fees on withdrawals (including transfers) pursuant to SEC rules, including Rules 2a-7 or 22c-2 under the Investment Company Act of 1940. In such cases, we would administer the Portfolio fees and deduct them from your Accumulation Value or transaction proceeds.
Group and Sponsored Arrangements
For certain group or sponsored arrangements, we may reduce the surrender charge and the policy service charge or change the minimum initial and additional premium payment requirements. Group arrangements include those in which a trustee or an employer, for example, purchases policies covering a group of individuals on a group basis. Sponsored arrangements include those in which an employer allows us to sell policies to its employees or retirees on an individual basis.
Our costs for sales, administration, and mortality generally vary with the size and stability of the group among other factors. We take all these factors into account when reducing charges. To qualify for reduced charges, a group or sponsored arrangement must meet certain requirements, including our requirements for size and number of years in existence. Group or sponsored arrangements that have been set up solely to buy policies or that have been in existence less than six months will not qualify for reduced charges.
We will make any reductions according to our rules in effect when an application or enrollment form for a policy is approved. We may change these rules from time to time. Any variation in the surrender charge or policy service charge will reflect differences in costs or services and will not be unfairly discriminatory.
Taxes
NYLIAC may, where premium taxes are imposed by state law, deduct such taxes from your policy either: (i) when a surrender or cancellation occurs, or (ii) at the Annuity Commencement Date. Applicable premium tax rates depend upon such factors as your current state of residency, and the insurance laws and NYLIAC’s status in states where premium taxes are incurred. Current premium tax rates range from 0% to 3.5%. Applicable premium tax rates are subject to change by legislation, administrative interpretations or judicial acts.
We may in the future seek to amend the policies to deduct premium taxes when a premium payment is received.
Under present laws, NYLIAC will also incur state and local taxes (in addition to the premium taxes described above) in several states. NYLIAC may assess charges for such taxes.
NYLIAC does not expect to incur any federal income tax liability attributable to investment income or capital gains retained as part of the Separate Account reserves under the policies. (See “FEDERAL TAX MATTERS.”). Based upon these expectations, no charge is being made currently for corporate federal income taxes which may be attributable to the Separate Account. Such a charge may be made in future years for any federal income taxes NYLIAC incurs.
Distributions Under The Policy

Surrenders and Withdrawals
You can make partial withdrawals, periodic partial withdrawals, hardship withdrawals, or surrender the policy to receive part or all of the Accumulation Value at any time before the Annuity Commencement Date and while the Annuitant is living. To request a surrender or withdrawal, you can send a written request in Good Order to the VPSC at one of the addresses listed on the “CONTACTING NYLIAC” section of this Prospectus or utilize any other method we make available. Faxed and e-mailed requests are not currently accepted, however, we reserve the right to accept them at our discretion. If the request is in Good Order, the amount available for withdrawal is the Accumulation Value at the end of the Business Day that the VPSC receives the written request, less any outstanding loan balance, surrender
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charges, taxes that we may deduct, and the annual policy service charge, if applicable. If you have not provided us with a written election not to withhold federal income taxes at the time you make a withdrawal or surrender request, NYLIAC must by law withhold such taxes from the taxable portion of any surrender or withdrawal. We will remit that amount to the federal government. In addition, some states have enacted legislation requiring withholding. You can also request a partial withdrawal online at www.newyorklife.com or the mobile application. NYLIAC will pay all surrenders or withdrawals within seven days of receipt of all required information in Good Order (including documents necessary to comply with federal and state tax law), subject to postponement in certain circumstances. (See “THE POLICIES—Delay of Payments”).
Since you assume the investment risk with respect to amounts allocated to the Separate Account and because certain surrenders or withdrawals are subject to a surrender charge and premium tax deduction, the total amount paid upon surrender of the policy (taking into account any prior withdrawals) may be more or less than the total premium payments made.
Surrenders and withdrawals may be taxable transactions, and the Code provides that a 10% penalty tax may be imposed on certain early surrenders or withdrawals made before the Owner attains age 59½ (the penalty tax is increased to 25% in the case of a distribution from a SIMPLE IRA within the first two years of your participation in the SIMPLE IRA Plan.) (See “FEDERAL TAX MATTERS—Taxation of Annuities in General.”) In addition, taxable surrenders and withdrawals may be subject to an additional 3.8 percent tax on net investment income. (See “FEDERAL TAX MATTERS—3.8 Percent Tax on Certain Investment Income.”)
Surrenders
We may deduct a surrender charge and any state premium tax, if applicable, any outstanding loan balance, and the annual policy service charge, if applicable, from the amount paid. For surrender requests over $50,000, we may require additional verification of your identity before the request can be deemed in Good Order. For surrender requests of any size, if your address or bank account information has been on file with us for less than thirty (30) days, we may require additional verification of your identity before we will process a request to send surrender proceeds electronically to that bank account or through the mail to that address. (See “ANNUITY PAYMENTS (THE INCOME PHASE)—Income Payments.”) Surrenders may be taxable transactions and a 10% penalty tax may be applicable if the surrender is made before the Owner attains age 59½. (See “FEDERAL TAX MATTERS—Taxation of Annuities in General.”)
Partial Withdrawals
The minimum amount that can be withdrawn is $500 unless we agree otherwise. We will withdraw the amount from the Allocation Options in accordance with your request. However, if you do not specify how to allocate a partial withdrawal among the Allocation Options, we will deduct the partial withdrawal on a pro-rata basis. Your requested partial withdrawal will be effective on the date we receive your request in Good Order at the VPSC or online at www.newyorklife.com or the mobile application. However, if that day is not a Business Day or if your request is received after the close of the NYSE, then the requested partial withdrawal will be effective on the next Business Day. Generally, we will pay the partial withdrawal within seven days of that date. Partial withdrawals may be taxable transactions and the 10% penalty tax provisions may be applicable. (See “FEDERAL TAX MATTERS—Taxation of Annuities in General.”)
If a surrender charge applies to your partial withdrawal, surrender charges will be deducted from the amount paid to you unless you instruct us otherwise. You may, however, request to have the surrender charges taken from the remaining value of the Allocation Options from which partial withdrawals are made. If you specify the Allocation Options from which to make the withdrawal, we will deduct the surrender charge pro-rata according to your instructions. If you do not specify the Allocation Options from which to make the withdrawal, we will deduct the surrender charge pro-rata from each Allocation Option.
If the requested partial withdrawal is equal to the value in any of the Allocation Options from which the partial withdrawal is being made, we will pay the entire value of that Allocation Option less any surrender charge that may apply to you. If honoring a partial withdrawal request would result in an Accumulation Value of less than $2,000, we reserve the right to terminate your policy and pay you the Accumulation Value in a single sum, subject to any applicable state insurance law or regulation. We will notify you of our intention to exercise this right and give you
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90 days to make a premium payment. If we terminate your policy, we will pay you the Accumulation Value of your policy in one lump sum.
Currently, online withdrawals cannot exceed $250,000 and telephone partial withdrawals cannot exceed $100,000. We may require additional verification of your identity for written or telephone partial withdrawal requests for amounts greater than $50,000 before the request can be deemed in Good Order. For withdrawal requests of any size, if your address or bank account information has been on file with us for less than 30 days, we may require the request in writing or require additional verification of your identity, in a means acceptable to us, before we will process a request to send partial withdrawal proceeds electronically to that bank account or through the mail to that address. In addition, partial withdrawal requests made from policies that are less than 90 days old or that had an ownership change within 30 days of such partial withdrawal request must be made in writing and sent to the VPSC at one of the addresses noted in the “CONTACTING NYLIAC” section of this Prospectus. Faxed and e-mailed requests are not currently accepted; however, we reserve the right to accept them at our discretion.
It is important to note that any withdrawal may reduce the Guaranteed Amount and death benefit proportionally.
Periodic Partial Withdrawals
You may elect to receive regularly scheduled partial withdrawals from the policy. These periodic partial withdrawals may be paid on a monthly, quarterly, semi-annual, or annual basis. You will elect the frequency of the withdrawals and the day of the month for the withdrawals to be made (may not be the 29th, 30th, or 31st of a month). We will make all withdrawals on the day of each calendar month you specify, or on the next Business Day (if the day you have specified is not a Business Day). To process Periodic Partial Withdrawals, you must send a written request in Good Order to the VPSC at one of the addresses listed in the “CONTACTING NYLIAC” section of this Prospectus, or utilize any other method we make available. NYLIAC must receive a request no later than five Business Days prior to the date the withdrawals are to begin. If we receive your request less than five Business Days prior to the date you request withdrawals to begin, the withdrawals will begin on the day of the month you specify in the month following the receipt of your request. Faxed and e-mailed requests are not currently accepted; however, we reserve the right to accept them at our discretion. You may specify the Allocation Options from which the periodic partial withdrawals will be made. The minimum amount is $100, or such lower amount as we may permit. Periodic partial withdrawals may be taxable transactions and the 10% penalty tax provisions may be applicable. (See “FEDERAL TAX MATTERS—Taxation of Annuities in General.”) If you do not specify otherwise, we will withdraw money on a pro-rata basis from each Investment Division and/or the Fixed Account. You can elect to receive “Interest Only” periodic partial withdrawals for the interest earned on monies allocated to the Fixed Account. If this option is chosen, the $100 minimum for periodic partial withdrawals will be waived. However, you must have at least $5,000 in the Fixed Account at the time of each periodic partial withdrawal, unless we agree otherwise.
It is important to note that any withdrawal may reduce the Guaranteed Amount and death benefit proportionally.
Hardship Withdrawals
Under certain Qualified Policies, the Plan Administrator (as defined in Code Section 414(g)) may allow, in its sole discretion, certain withdrawals it determines to be “Hardship Withdrawals.” The surrender charge and 10% penalty tax, if applicable, and provisions applicable to partial withdrawals apply to Hardship Withdrawals.
Required Minimum Distributions
The age when required minimum distributions must begin for IRAs, SIMPLE IRAs, SEP IRAs, and TSAs is now based on your “applicable age” as defined in the Code.
If you were born prior to July 1,1949, your applicable age was 70½. If you were born on or after July 1, 1949, and before January 1, 1951, your applicable age was 72. If you were born on or after January 1,1951 and before January 1, 1960, your applicable age is 73. If you were born on or after January 1, 1960, your applicable age is 75.
For IRAs, SIMPLE IRAs and SEP IRAs, the policyowner is generally not required to start taking required minimum distributions until April 1st of the year following the calendar year he or she attains their applicable age. For TSAs, the policyowner is generally not required to start taking required minimum distributions until April 1st of the year following
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the later of the calendar year he or she attains their applicable age or the calendar year he or she retires. For Inherited IRAs and Inherited Roth IRAs, a policyowner is generally required to take the first required minimum distribution on or before December 31 of the calendar year following the year of the original owner’s death. For Inherited Non-Qualified policies, the policyowner is generally required to take the first required minimum distribution prior to the first anniversary of the original owner’s death.
Our Right to Cancel
In most jurisdictions, if we do not receive any premium payments for a period of two years, and the Accumulation Value of your policy would provide Income Payments of less than $20 per month on the Annuity Commencement Date, we reserve the right to terminate your policy subject to any applicable state insurance law or regulation. We will notify you of our intention to exercise this right and, provided that you are not older than the maximum age for making a premium payment as stated on the Policy Data Page, give you 90 days to make a premium payment. If we terminate your policy, we will pay you the Accumulation Value of your policy in one lump sum.
Restrictions Under Code Section 403(b)(11)
With respect to 403(b) TSAs, distributions attributable to salary reduction contributions made in years beginning after December 31, 1988 (including the earnings on these contributions), as well as to earnings in such years on salary reduction accumulations held as of the end of the last year beginning before January 1, 1989, may not begin before the employee attains age 59½, has a severance from employment, dies or becomes disabled. The Code section 403(b) plan may also provide for distribution in the case of hardship. However, hardship distributions are limited to amounts contributed by salary reduction. The earnings on such amounts may not be withdrawn. However, for plan years beginning after December 31, 2023, all amounts are available for a hardship distribution. Even though a distribution may be permitted under these rules (e.g., for hardship or due to a severance from employment), it may still be subject to a 10% additional income tax as a premature distribution.
Under the final Code section 403(b) regulations, which the Department of Treasury published on July 26, 2007, employer contributions made to Code section 403(b) TSA contracts will be subject to new withdrawal restrictions. Under the new rules, amounts attributable to employer contributions to a Code section 403(b) TSA contract that is issued after December 31, 2008 may not be distributed earlier than the earliest of severance from employment or upon the occurrence of a certain event, such as after a fixed number of years, the attainment of a stated age, or disability. These new withdrawal restrictions do not apply to Code section 403(b) TSA contracts issued before January 1, 2009.
Under the terms of your Code section 403(b) plan, you may have the option to invest in other funding vehicles, including Code section 403(b)(7) custodial accounts. You should consult your plan document to make this determination.
Loans
Availability of Loans and Limitations. Loans are available only if you have purchased an Accumulation Value–based M&E Charge policy in connection with a 403(b) Tax–Sheltered Annuity (“TSA”) plan. Under your 403(b) policy, you may borrow against your policy’s Accumulation Value prior to the Annuity Commencement Date. Unless we agree otherwise, only one loan may be outstanding at a time. There must be a minimum Accumulation Value of $5,000 in the policy at the time of the loan. The minimum loan amount is $500, unless you are using the loan to purchase a primary residence, as described below. The maximum loan that you may take is the lesser of: (a) 50% of the policy’s Accumulation Value on the date of the loan or (b) $50,000 minus your highest outstanding principal balance in the previous 12 months from your policy and any qualified employer plan (as defined under Sections 72(p)(4) and 72(p)(2)(D) of the Code). Please note that adverse tax consequences could result from your failure to comply with this limitation. NYLIAC, and its affiliates and agents do not provide legal or tax advice nor assume responsibility or liability for any legal or tax consequences of any TSA loan taken under a 403(b) policy or the compliance of such loan with the Code limitations set forth in this paragraph or for determining whether any plan or loan is subject to and/or complies with ERISA.
Your Policy as Collateral for a Loan. Your policy will be used as collateral to secure this loan. Any amount that secures a loan remains part of your policy’s Accumulation Value, but it is transferred to the Fixed Account. We credit
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any amount that secures a loan (the loaned amount) with an interest rate that we expect to be different than the interest rate we credit any unloaned amount in the Fixed Account.
When you request a loan, a transfer of funds will be made from the Separate Account to the Fixed Account so that the Accumulation Value in the Fixed Account is at least 125% of the requested loan amount. We will transfer these funds from the Investment Divisions of the Separate Account in accordance with your instructions or, if you have not provided us with any instructions, in proportion to the amounts you have in each Investment Division. While any policy loan is outstanding, you may not make any partial withdrawals or transfers which would reduce the Fixed Account Accumulation Value to an amount that is less than 125% of the outstanding loan balance, or which will reduce your Accumulation Value net of the outstanding loan to less than $5,000.
Interest Charged for a Loan. For policies not governed by ERISA, we charge an effective annual loan interest rate of 5%. For policies governed by ERISA, the interest rate we charge will be based on the Prime Rate, as reported in the Wall Street Journal on the first Business Day of a calendar year or the Moody’s Corporate Bond Yield Average as of two months before the date the rate is determined. The rate is determined on the first Business Day of the calendar year. Once set, the interest rate will be fixed for the life of the loan. Interest accrues daily and is charged quarterly as part of your periodic loan repayments.
Interest Credited on the Fixed Account Accumulation Value Held as Collateral for a Policy Loan. When you take a loan against your policy, the loaned amount that we hold in the Fixed Account as collateral for your policy loan may earn interest at a different rate from the rate that we charge you for loan interest. The rate we credit on the loaned amount in the Fixed Account may also be different from the rate we credit on other amounts in the Fixed Account. For the amount held in the Fixed Account that is used to secure 100% of the outstanding loan value, we will credit interest at a rate that is 2% less than the interest rate charged on the loan. The additional 25% being held in the Fixed Account to secure the loan will be credited with the current declared interest rate for the Fixed Account. The credited interest rate will always be at least equal to the minimum guaranteed interest rate stated on the Policy Data Page. Interest is credited on a daily basis.
Requesting a Loan. We reserve the right to withdraw a loan processing fee of $25 from the Accumulation Value on a pro rata basis, unless prohibited by applicable state law or regulation. To request a loan, you must send a written request in Good Order to the VPSC. If your address or bank account information has been on file with us for less than 30 days, we may require additional verification of your identity, in a form acceptable to us, before we will process a request to send loan proceeds electronically to that bank account or through the mail to that address.
When Loan Payments are Due. Once you take a loan, your scheduled loan repayments (which include accrued loan interest), are due quarterly and over a period no greater than five years from the date it is taken (except with respect to loans taken to purchase a principal residence as explained below). If you do not make a loan payment when it is due, we will withdraw the amount in default from your Fixed Accumulation Value to the extent permitted by federal income tax rules. We will take such a repayment on a first–in, first–out (FIFO) basis from amounts allocated to the Fixed Account.
Loan payments must be sent to the VPSC at the address as shown in the “CONTACTING NYLIAC” section of this prospectus (or any other address we indicate to you in writing). Loan repayments are applied in accordance with your existing premium allocation instructions unless you provide alternate instructions in writing.
The entire amount of your outstanding loan may be treated as a taxable distribution.
Loans used to Acquire a Principal Residence. We permit loans to acquire a principal residence under the same terms described above, except that:
(a)
the minimum loan amount is $5,000; and
(b)
repayment of the loan amount may be extended to a maximum of twenty–five years.
The Effects of a Policy Loan on Accumulation Value, Income Payments and the Standard Death Benefit. A loan, repaid or not, has a permanent effect on your Accumulation Value. This effect occurs because amounts borrowed are removed from your Investment Divisions (which receive investment performance) and placed into the Fixed Account (which earns interest at a fixed rate). Investment results will apply only to the amounts remaining in your Investment Divisions. The longer a loan is outstanding, the greater the effect on your Accumulation Value. The effect could be favorable or unfavorable. If the Investment Divisions earn more than the annual interest rate credited to loaned
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amounts held in the Fixed Account, your Accumulation Value will not increase as rapidly as it would have had no loan been made. If the Investment Divisions earn less than the interest credited to loaned amounts held in the Fixed Account, then your Accumulation Value may be greater than it would have been had no loan been made. If not repaid, the aggregate amount of the outstanding loan principal and any accrued loan interest will reduce the proceeds that might otherwise be payable as Income Payments or under your Policy’s Standard Death Benefit.
We deduct any outstanding loan balance including any accrued interest from the Fixed Accumulation Value prior to payment of a surrender or the commencement of the annuity benefits. On death of the policyowner or Annuitant, we deduct any outstanding loan balance plus accrued loan interest from the Fixed Accumulation Value as a partial withdrawal as of the date we receive the notice of death.
Loans are subject to the terms of the policy, your 403(b) plan and the Code, which may impose restrictions upon them. We reserve the right to suspend, modify, or terminate the availability of loans under this policy at any time. However, any action taken by us will not affect already outstanding loans. Also note that for Premium–Based M&E Charge policies purchased in connection with TSA plans, you may not borrow any portion of your Accumulation Value.
Annuity Payments (The Income Phase)

Annuity Commencement Date
The income phase of your policy occurs when you begin receiving regular payments from us (Income Payments). The Annuity Commencement Date is the day those Income Payments begin (sometimes referred to as annuitization of the policy) unless the policy has been surrendered or an amount has been paid as proceeds to the designated Beneficiary prior to that date. The Annuity Commencement Date is the date specified on the Policy Data Page. The earliest possible Annuity Commencement Date is the first Policy Anniversary. If we agree, you may change the Annuity Commencement Date to an earlier date. If we agree, you may also defer the Annuity Commencement Date to a later date provided that we receive notice of the request in Good Order at least one month before the last selected Annuity Commencement Date, and that applicable state law permits a deferral to such date. To request to change or defer the Annuity Commencement Date to a later date, subject to the constraints noted above, you must provide notice in a form acceptable to us (or as required under state law) in Good Order to the VPSC at one of the addresses listed in the “CONTACTING NYLIAC” section of this Prospectus. You may not withdraw any Accumulation Value from your policy after the Annuity Commencement Date. Any request for a partial withdrawal must be received at least 30 days prior to the Annuity Commencement Date.
The Annuity Commencement Date and Income Payment method for Qualified Policies may also be controlled by endorsements, the plan, or applicable law.
Income Payments
Election of Income Payment Options
On the Annuity Commencement Date, the Accumulation Value will be applied to provide a monthly Income Payment. Unless you instruct us otherwise, we will make Income Payments under the Life Income – Guaranteed Period Payment Option, under which we will make equal Income Payments for your lifetime or for ten (10) years, if you die before receiving ten (10) years of Income Payments. (See “ANNUITY PAYMENTS” in the Statement of Additional Information.) However, on or before the Annuity Commencement Date, you can elect to receive Income Payments under such other option we may offer at that time where permitted by state laws. We will require that a lump sum payment be made if the Accumulation Value is an amount that would provide Income Payments of less than $20 a month on the Annuity Commencement Date. If the Life Income – Guaranteed Period Payment Option is not chosen, you may change the Income Payment option or request any other method of payment we agree to at any time before the Annuity Commencement Date. To change the Income Payment option or to request another method of payment prior to the Annuity Commencement Date, you must send a written request in Good Order to the VPSC at one of the addresses listed in the “CONTACTING NYLIAC” section of this Prospectus. However, once payments begin, you may not change the option. If a life Income Payment option is chosen, we may require proof of birth date before Income Payments begin. For Income Payment options involving life income, the actual age of the Annuitant(s) will affect the amount of each payment. Since payments based on older Annuitants are expected to be fewer in number, the amount
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of each annuity payment should be greater. We will make payments under the Life Income Guaranteed Period Payment Option in the same specified amount and over the life of the Annuitant(s) with a guarantee of ten (10) years of payments, even if an Annuitant dies sooner. NYLIAC does not currently offer variable Income Payment options.
A policyowner may elect to apply a portion of the Accumulation Value toward one of the Income Payment options we may offer, while the remainder of the policy continues to accumulate income on a tax–deferred basis. This is called a partial annuitization. A partial annuitization will reduce the benefits provided under the policy. The Accumulation Value will be reduced by the amount placed under one of the Income Payment options we may offer. Under a partial annuitization, the policy’s Accumulation Value, any riders under the policy and any charges assessed will be treated the same as they would under any other withdrawal from the policy’s Accumulation Value, except that surrender charges will not be assessed. (See “FEDERAL TAX MATTERS.”)
It is important to note that partial annuitizations will reduce the Standard Death Benefit and any optional benefit proportionally.
Under Income Payment options involving life income, the Payee may not receive Income Payments equal to the total premium payments made under the policy if the Annuitant dies before the actuarially predicted date of death. We base Income Payment options involving life income on annuity tables that vary on the basis of gender, unless the policy was issued under an employer sponsored plan or in a state which requires unisex rates.
Taxable Income Payments may be subject to an additional 3.8 percent tax on net investment income. (See “FEDERAL TAX MATTERS—3.8 Percent Tax on Certain Investment Income.”)
Proof of Survivorship
We may require satisfactory proof of survival from time to time, before we pay any Income Payments or other benefits. We will request the proof at least 30 days prior to the next scheduled Payment Date.
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The Fixed Account

The Fixed Account is backed by assets in NYLIAC’s general account, which includes all of NYLIAC’s assets except those assets specifically allocated to NYLIAC’s separate accounts. NYLIAC has sole discretion to invest the assets of the Fixed Account subject to applicable law. The Fixed Account is not registered under the federal securities laws and is generally not subject to their provisions. Therefore, generally you do not have the benefits and protections of these statutes for amounts allocated to the Fixed Account. These disclosures regarding the Fixed Account may be subject to certain applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.
Interest Crediting
NYLIAC guarantees that it will credit interest at an annual effective rate of at least the minimum guaranteed interest rate stated on the Policy Data Page of your policy, to amounts allocated or transferred to the Fixed Account under the policies. The guaranteed minimum interest rate will never be lower than 0.05% and as of the date of this Prospectus, the guaranteed minimum interest rate is 1.00%. Please contact your registered representative for the current guaranteed minimum interest rate. We credit interest on a daily basis. NYLIAC may, at its sole discretion, credit a higher rate or rates of interest to amounts allocated or transferred to the Fixed Account.
Interest rates will be set on the anniversary of each premium payment or transfer. All premium payments, and additional amounts (including transfers from other Investment Divisions) allocated to the Fixed Account, plus prior interest earned on such amounts, will receive their applicable interest rate for one–year periods from the anniversary on which the allocation or transfer was made. The Fixed Account Accumulation Value will never be less than the Fixed Account portion of the Nonforfeiture Value.
Information regarding the features of the Fixed Account, including (i) its name and (ii) its guaranteed minimum interest rate, is available in an appendix to the prospectus. See Appendix 1 - Investment Options Available Under the Policy.
Transfers Between the Fixed Account and Investment Divisions or an Asset Allocation Model
Generally, you may transfer amounts from the Fixed Account (if applicable) to the Investment Divisions or an available Asset Allocation Model up to 30 days prior to the Annuity Commencement Date, subject to the following conditions.
1.
The maximum amount you are allowed to transfer from the Fixed Account to the Investment Divisions or an available Asset Allocation Model, including Interest Sweep transfers, during any Policy Year while the Surrender Charge Period for the initial premium payment is in effect is 25% of the highest attained Fixed Account Accumulation Value as of the beginning of each Policy Year. When the Surrender Charge Period for the initial premium payment is no longer in effect, the maximum amount that you are allowed to transfer from the Fixed Account to the Investment Divisions or an Asset Allocation Model may not exceed 50% of the highest attained Fixed Account Accumulation Value as of the beginning of each Policy Year, regardless of any new Surrender Charge Periods applicable to additional premium payments. The highest attained Fixed Account Accumulation Value will decrease by the amount of any withdrawals made from the Fixed Account and increase by the amount of any additional premium payments made to the Fixed Account. When the Fixed Account Accumulation Value is zero, all previous Fixed Account Accumulation values are disregarded, and the next Premium Payment to the Fixed Account will then be considered the highest attained Fixed Account Accumulation Value until a subsequent anniversary results in a higher balance.
2.
The remaining value in the Fixed Account after a transfer from the Fixed Account to the Investment Divisions or an available Asset Allocation Model must be at least $25. If, after a contemplated transfer, the remaining values in the Fixed Account would be less than $25, that amount must be included in the transfer, unless NYLIAC in its discretion permits otherwise. We determine amounts transferred from the Fixed Account on a first–in, first–out (FIFO) basis, for purposes of determining the rate at which we credit interest on amounts remaining in the Fixed Account.
3.
For Premium Based M&E Charge policies, transfers are not allowed into the Fixed Account.
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4.
For Account Value based M&E Charge policies, transfers from the Investment Divisions to the Fixed Account must be at least $500.
For Premium based M&E Charge policies, premium payments transferred from the Fixed Account to the Investment Divisions or an Asset Allocation Model are subject to a Mortality and Expense Risk and Administrative Costs Charge.
Except as part of an existing request relating to the traditional Dollar Cost Averaging or the Interest Sweep option, you may not transfer money into the Fixed Account if you made a transfer out of the Fixed Account during the previous six–month period.
You must make transfer requests in writing in Good Order and send them to the VPSC at one of the addresses listed in the “CONTACTING NYLIAC” section of this Prospectus, by telephone in accordance with established procedures, or through our online service at www.newyorklife.com or the mobile application. Faxed and e-mailed requests are not currently accepted, however, we reserve the right to accept them at our discretion.
We will deduct partial withdrawals and apply any surrender charges to the Fixed Account on a FIFO basis (i.e., from any value in the Fixed Account attributable to premium payments or transfers from Investment Divisions or an Asset Allocation Model in the same order in which you allocated such payments or transfers to the Fixed Account during the life of the policy).
Federal Tax Matters

Introduction
The following discussion is general and is not intended as tax advice. We issue both Qualified and Non-Qualified Policies. Both types of policies offer tax-deferred accumulation. A Non-Qualified Policy can provide for retirement income other than through a tax-qualified plan. Qualified Policies are designed for use by individuals in retirement plans which are intended to qualify as plans qualified for special income tax treatment under Sections 219, 403(b), 408, or 408A of the Code. The ultimate effect of federal income taxes on the Accumulation Value, on Income Payments, and on the economic benefit to you, the Annuitant or the Beneficiary depends on the type of retirement plan for which the Qualified Policy is purchased, on the tax and employment status of the individual concerned and on NYLIAC’s tax status. The following discussion assumes that Qualified Policies are used in retirement plans that qualify for the special federal income tax treatment described above. This discussion is not intended to address the tax consequences resulting from all of the situations in which a person may be entitled to or may receive a distribution under a policy. Any person concerned about these tax implications should consult a tax adviser before making a premium payment. This discussion is based upon NYLIAC’s understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service. We cannot predict the likelihood of continuation of the present federal income tax laws or of the current interpretations by the Internal Revenue Service, which may change from time to time without notice. Any such change could have retroactive effects regardless of the date of enactment. Moreover, this discussion does not take into consideration any applicable state or other tax laws except with respect to the imposition of any state premium taxes. We suggest you consult with your tax adviser.
Taxation of Annuities in General
The following discussion assumes that the policies will qualify as annuity contracts for federal income tax purposes. The Statement of Additional Information discusses such qualifications.
Section 72 of the Code governs taxation of annuities in general. NYLIAC believes that an annuity policyowner generally is not taxed on increases in the value of a policy until distribution occurs either in the form of a lump sum received by withdrawing all or part of the Accumulation Value (i.e., surrenders or partial withdrawals) or as Income Payments under the Income Payment option elected. The exception to this rule is that generally, a policyowner of any deferred annuity policy who is not a natural person must include in income any increase in the excess of the policyowner’s Accumulation Value over the policyowner’s investment in the contract during the taxable year. However, there are some exceptions to this exception. You may wish to discuss these with your tax advisor. The taxable portion of a distribution (in the form of an annuity or lump sum payment) is generally taxed as ordinary income. For this purpose, the assignment, pledge, or agreement to assign or pledge any portion of the Accumulation Value generally will be treated as a distribution.
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In the case of a withdrawal or surrender distributed to a participant or Beneficiary under a Qualified Policy, a ratable portion of the amount received is taxable, generally based on the ratio of the investment in the contract to the total policy value. The “investment in the contract” generally equals the portion, if any, of any premium payments paid by or on behalf of an individual under a policy which is not excluded from the individual’s gross income. For policies issued in connection with qualified plans, the “investment in the contract” can be zero. The law requires the use of special simplified methods to determine the taxable amount of payments that are based in whole or in part on the Annuitant’s life and that are paid from TSAs.
Generally, in the case of a withdrawal under a Non-Qualified Policy before the Annuity Commencement Date, amounts received are first treated as taxable income to the extent that the Accumulation Value immediately before the withdrawal exceeds the “investment in the contract” at that time. Any additional amount withdrawn is not taxable. On the other hand, upon a full surrender of a Non-Qualified Policy, if the “investment in the contract” exceeds the Accumulation Value (less any surrender charges), the loss is treated as an ordinary loss for federal income tax purposes. However, limitations may apply to the amount of the loss that may be deductible.
Although the tax consequences may vary depending on the Income Payment option elected under the policy, in general, only the portion of the Income Payment that represents the amount by which the Accumulation Value exceeds the “investment in the contract” will be taxed. After the investment in the Policy is recovered, the full amount of any additional Income Payments is taxable. For fixed Income Payments, in general, there is no tax on the portion of each payment which represents the same ratio that the “investment in the contract” bears to the total expected value of the Income Payments for the term of the payments. However, the remainder of each Income Payment is taxable until the recovery of the investment in the contract, and thereafter the full amount of each annuity payment is taxable. If death occurs before full recovery of the investment in the contract, the unrecovered amount may be deducted on the Annuitant’s final tax return.
A policyowner may elect to apply a portion of the Accumulation Value towards one of the Income Payment options we may offer, while the remainder of the policy continues to accumulate income on a tax-deferred basis. This is called a partial annuitization. If a policyowner chooses to partially annuitize a policy, the resulting payments will be taxed as fixed Income Payments described above, only if such payments are received for one of the following periods: (1) the Annuitant’s life (or the lives of the joint Annuitants, if applicable), or (2) a period of 10 years or more. Provided such requirements are met, the “investment in the contract” will be allocated pro rata between each portion of the policy from which amounts are received as an annuity and the portion of the policy from which amounts are not received as an annuity.
In the case of a distribution, a penalty tax equal to 10% of the amount treated as taxable income may be imposed. The penalty tax is not imposed in certain circumstances, including, generally, distributions: (1) made on or after the date on which the policyowner attains age 59½, (2) made as a result of the policyowner’s (or, where the policyowner is not an individual, the Annuitant’s) death, (3) made as a result of the policyowner’s disability, (4) which are part of a series of substantially equal periodic payments (at least annually) made for the life (or life expectancy) of the policyowner or the joint lives (or joint life expectancies) of the policyowner and his or her designated beneficiary, or (5) received from an Inherited IRA. Other tax penalties may apply to certain distributions pursuant to a Qualified Policy. For more details regarding this penalty tax and other exemptions that may be applicable, please consult a tax adviser.
All non-qualified, deferred annuity contracts issued by NYLIAC (or its affiliates) to the same policyowner during any calendar year are to be treated as one annuity contract for purposes of determining the extent to which an amount not received as an annuity is includible in an individual’s gross income. In addition, there may be other situations in which the Treasury Department may conclude (under its authority to issue regulations) that it would be appropriate to aggregate two or more annuity contracts purchased by the same policyowner. Accordingly, a policyowner should consult a tax adviser before purchasing more than one policy or other annuity contract.
A transfer of ownership of a policy, or designation of an Annuitant or other Beneficiary who is not also the policyowner, may result in certain income or gift tax consequences to the policyowner. A policyowner contemplating any transfer or assignment of a policy should consult a tax adviser with respect to the potential tax effects of such a transaction.
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3.8 Percent Tax on Certain Investment Income
In general, a tax of 3.8 percent will apply to net investment income (“NII”) received by an individual taxpayer to the extent his or her modified adjusted gross income (“MAGI”) exceeds certain thresholds (e.g., $250,000 in the case of taxpayers filing jointly, $125,000 in the case of a married taxpayer filing separately and $200,000 in the case of other individual taxpayers). For this purpose, NII includes (i) gross income from various investments, including gross income received with respect to annuities that are not held through a tax-qualified plan (e.g., an IRA or Section 403(b) plan) and (ii) net gain attributable to the disposition of property. Such NII (as well as gross income from tax qualified plans) will also increase a taxpayer’s MAGI for purposes of the taxable thresholds described above. This tax also applies to trusts and estates under a special set of rules. In 2012, the IRS and the Treasury Department issued guidance regarding this new tax in the form of proposed regulations, which were finalized in 2013. You should consult your tax advisor to determine the applicability of this tax in your individual circumstances and with respect to any amount received in connection with the surrender of the policy, distributions or withdrawals from the policy, or the exercise of other rights and features under this annuity contract.
Partial Section 1035 Exchanges
Section 1035 of the Code provides that an annuity contract may be exchanged in a tax-free transaction for another annuity contract or a long-term care insurance policy. The IRS has issued guidance which provides that the direct transfer of a portion of an annuity contract into another annuity contract can qualify as a tax-free exchange, provided that no amounts (other than annuity payments made for life or for a term of at least 10 years) are distributed from either contract involved in the exchange for 180 days following the date of the transfer. If a taxpayer takes a distribution during this 180-day waiting period, the IRS guidance provides that the IRS will apply general tax principles to determine the tax treatment of the transfer and/or the distribution (e.g., in appropriate circumstances, as taxable “boot” or as a taxable distribution, effectively negating the tax-free exchange).
This IRS guidance, however, does not address the tax treatment of a partial exchange of an annuity contract for a long-term care insurance policy. Although we believe that taking a distribution or withdrawal from the Contract described in this Prospectus within 180 days of a partial exchange of such Contract for a long-term care insurance policy should not cause such prior partial exchange to be treated as taxable, there can be no assurance that the IRS will not expand the 180-day rule described above to partial exchanges of an annuity contract for a long-term care insurance policy, or that the IRS will not provide other guidance with respect to such partial exchanges. If you contemplate such an exchange, you should consult a tax advisor to discuss the potential tax effects of such a transaction.
Qualified Policies
Qualified Policies are designed for use with retirement plans that qualify for special federal income tax treatment under Sections 219, 403(b), 408, and 408A of the Code. The tax rules applicable to participants and beneficiaries in these plans vary according to the type of plan and the terms and conditions of the plan itself. Special favorable tax treatment may be available for certain types of contributions and distributions (including special rules for certain lump sum distributions to individuals who attained the age of 50 by January 1, 1986). Adverse tax consequences may result from contributions in excess of specified limits, distributions prior to age 59½ (subject to certain exceptions), distributions that do not conform to specified minimum distribution rules and in certain other circumstances. Therefore, this discussion only provides general information about the use of Qualified Policies with the plans described below. Policyowners and participants under these plans, as well as Annuitants and Beneficiaries are cautioned that the rights of any person to any benefits under the plans may be subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the policy issued in connection with the plan. Purchasers of Qualified Policies should seek legal and tax advice regarding the suitability of the policy.
(a) 403(b) Plans.
Under Section 403(b) of the Code, payments made by public school systems and certain tax exempt organizations to purchase annuity policies for their employees are excludible from the gross income of the employee, subject to certain limitations. However, such payments may be subject to FICA (Social Security) taxes.
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Important Information Regarding Final Code Section 403(b) Regulations
On July 26, 2007, the Department of the Treasury published final Code section 403(b) regulations that were largely effective on January 1, 2009. These comprehensive regulations include several new rules and requirements, such as a requirement that employers maintain their Code section 403(b) plans pursuant to a written plan. The final regulations, subsequent IRS guidance, and the terms of the written plan and/or the written information sharing agreement between the employer and NYLIAC may impose new restrictions on both new and existing Code section 403(b) TSA contracts, including restrictions on the availability of loans, distributions, transfers and exchanges, regardless of when a contract was purchased.
Prior to the effective date of the final regulations, IRS guidance applicable to tax-free transfers and exchanges of Code section 403(b) TSA contracts or custodial accounts became effective September 25, 2007, replacing existing rules under IRS Revenue Ruling 90-24 previously applicable to such transfers and exchanges (a “90-24 transfer”). Under this guidance, transfers and exchanges (both referred to below as “transfers”) are available only to the extent permitted under the employer’s written Code section 403(b) plan.
Transfers occurring after September 24, 2007 that do not comply with this guidance can result in the applicable contract becoming taxable on January 1, 2009, or the date of the transfer, whichever is later. If you make a transfer to a contract or custodial account that is not part of the employer’s Code section 403(b) plan (other than a transfer to a different plan), and the contract provider and employer fail to enter into an information sharing agreement by January 1, 2009, the transfer would be considered a “failed” transfer, resulting in the applicable contract becoming subject to tax.
In general, certain contracts originally established by a 90-24 transfer prior to September 25, 2007, are exempt (or grandfathered) from some of the requirements of the final regulations; provided that no salary reduction or other contributions have ever been made to such contracts, and that no additional transfers are made to such contracts on or after September 25, 2007. Further, contracts that are not grandfathered are generally required to be part of, and subject to the requirements of, an employer’s written Code section 403(b) plan no later than by January 1, 2009.
The new rules in the final regulations generally do not affect a participant’s ability to transfer some or all of a Code section 403(b) TSA contract to a state-defined benefit plan to purchase service credits, where such a transfer is otherwise consistent with applicable rules and requirements and with the terms of the employer’s plan.
You should discuss with your tax advisor the final Code section 403(b) regulations and other applicable IRS guidance in order to determine the impact they may have on any existing Code section 403(b) TSA contracts that you may own and/or on any Code section 403(b) TSA contract that you may consider purchasing.
(b) Individual Retirement Annuities.
Sections 219 and 408 of the Code permit individuals or their employers to contribute to an individual retirement program known as an “Individual Retirement Annuity” or “IRA," including an employer-sponsored Simplified Employee Pension or “SEP.” Individual Retirement Annuities are subject to limitations on the amount which may be contributed and deducted and the time when distributions may commence. In addition, distributions from certain other types of qualified plans may be placed into IRAs on a tax-deferred basis.
(c) Roth Individual Retirement Annuities.
Section 408A of the Code permits individuals with incomes below a certain level to contribute to an individual retirement program known as a “Roth Individual Retirement Annuity” or “Roth IRA.” Roth IRAs are subject to limitations on the amount that may be contributed. Contributions to Roth IRAs are not deductible, but distributions from Roth IRAs that meet certain requirements are not included in gross income. Individuals generally may convert their existing non-Roth IRAs into Roth IRAs. A direct rollover may also be made from an eligible retirement plan other than a non-Roth IRA (such as a qualified retirement plan, section 403(b) tax sheltered annuity, or eligible governmental section 457 plan) to a Roth IRA provided applicable requirements are met. Such conversions and rollovers will be subject to income tax at the time of conversion or rollover.
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(d) Deferred Compensation Plans.
Section 457 of the Code, while not actually providing for a qualified plan as that term is normally used, provides for certain deferred compensation plans with respect to service for state governments, local governments, political subdivisions, agencies, instrumentalities, and certain affiliates of such entities and tax exempt organizations which enjoy special treatment. The policies can be used with such plans. Under such plans, a participant may specify the form of investment in which his or her participation will be made. Such investments are generally owned by, and are subject to the claims of the general creditors of, the sponsoring employer, except that Section 457 plans of state and local government must be held and used for the exclusive benefit of participants and beneficiaries in a trust or annuity contract.
(e) SIMPLE IRAs.
SIMPLE IRAs permit certain small employers to establish SIMPLE IRA plans as provided by Section 408(p) of the Code, under which employees may elect to defer to a Simple IRA a percentage of compensation up to a certain amount (which is adjusted each year for cost-of-living increases in accordance with the Code). Employees who attain age 50 or over by the end of the relevant calendar year may also elect to make an additional catch-up contribution up to a certain amount (which is adjusted each year for cost-of-living increases in accordance with the Code). The sponsoring employer is generally required to make matching or non-elective contributions on behalf of employees. Distributions from SIMPLE IRAs are subject to the same restrictions that apply to IRA distributions and are taxed as ordinary income. Subject to certain exceptions, distributions prior to age 59½ are subject to a 10% penalty tax, which is increased to 25% if the distribution occurs within the first two years after the commencement of the employee’s participation in the SIMPLE IRA plan. All references in this Prospectus to the 10% penalty tax should be read to include this limited 25% penalty tax if your Qualified Policy is used as a SIMPLE IRA.
The Qualified Policies (other than Roth IRAs during the owner’s life) are subject to the RMD rules under Code section 401(a)(9) and the regulations issued thereunder. Under these rules, generally, distributions under your Qualified Policy must begin no later than the beginning date required by the Internal Revenue Service (“IRS”). The beginning date is determined by the type of Qualified Policy that you own. As of January 1, 2023, for each calendar year that an RMD is not timely made, a 25% excise tax is imposed on the amount that should have been distributed, but was not. If a failure to take an RMD is corrected in a timely manner, as prescribed under the Code, the excise tax is reduced to 10%.
Unless the distributions are made in the form of an annuity that complies with Code section 401(a)(9) and the regulations issued thereunder, the minimum amount required to be distributed for each calendar year is generally determined by dividing the value of the Qualified Policy as of the end of the prior calendar year by the applicable distribution period (determined under IRS tables).
Beginning in 2006, regulations under Code section 401(a)(9) provide a new method for calculating the amount of RMDs from Qualified Policies. Under these regulations, during the accumulation phase of the Qualified Policy, the actuarial present value of certain additional benefits provided under the policy (such as guaranteed death benefits) must be taken into account in calculating the value of the Qualified Policy for purposes of determining the annual RMD for the Qualified Policy. As a result, under these regulations, it is possible that, after taking account of the value of such benefits, there may not be sufficient Accumulation Value to satisfy the applicable RMD requirement. This generally will depend on the investment performance of your policy. You may need to satisfy such RMD from other tax-qualified plans that you own. You should consult with your tax advisor regarding these requirements and the implications of purchasing any riders or other benefits in connection with your Qualified Policy.
Effective as of December 29, 2022, if distributions from your IRA are made in the form of an annuity, and the annuity payments in a year exceed the amount that would be required to be distributed for the year under the rules for non-annuitized accounts (determined by treating the IRA’s account balance as including the value of the annuity), the excess can be counted towards satisfying the required minimum distribution with respect to any non-annuitized account balance in your IRA(s). You should consult your tax advisor if you want to use this special rule.
Taxation of Death Benefits
The tax treatment of amounts distributed from your contract upon the death of the policyowner or Annuitant depends on whether the policyowner or Annuitant dies before or after the Annuity Commencement Date. If death
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occurs prior to the Annuity Commencement Date, and the Beneficiary receives payments under an annuity payout option, the benefits are generally taxed in the manner described above for annuity payouts. If the benefits are received in a lump sum, they are taxed to the extent they exceed the remaining investment in the contract. If death occurs after the Annuity Commencement Date, amounts received by the Beneficiary are not taxed until they exceed the remaining investment in the contract.
Distribution and Compensation Arrangements

NYLIFE Distributors LLC (“NYLIFE Distributors”), the underwriter and distributor of the policies, is registered with the SEC and the Financial Industry Regulatory Authority, Inc. (FINRA) as a broker-dealer. The firm is an indirect wholly-owned subsidiary of New York Life, and an affiliate of NYLIAC. Its principal business address is 30 Hudson Street, Jersey City, New Jersey 07302.
The policies are sold by registered representatives of NYLIFE Securities, LLC (“NYLIFE Securities”), a broker-dealer that is an affiliate of NYLIFE Distributors. Your registered representative is also a licensed insurance agent with NYLIAC. He or she may be qualified to offer other forms of life insurance, annuities, and other investment products. In certain circumstances, NYLIFE Securities registered representatives can sell both products manufactured and issued by New York Life or its affiliates and products provided by other companies.
NYLIFE Securities and in turn your registered representative, receive compensation for selling you this policy or any other investment product. Compensation may consist of commissions, asset-based compensation, allowances for expenses, and other compensation programs. The amount of compensation will vary depending on the policy, the age of the Owner and whether the source of funds is from an internal exchange. Differing compensation arrangements have the potential to influence the recommendation made by your registered representative or broker-dealer.
The maximum commission and expense allowance paid to NYLIFE Securities registered representatives is typically 5% of all premiums received.
The total commissions paid for New York Life Flexible Premium Variable Annuity II policies during the fiscal years ended December 31, 2025, 2024, and 2023 were $1,016,707, 1,112,806 and $1,025,497, respectively.
NYLIFE Distributors did not retain any of these commissions. The policies are sold and premium payments are accepted on a continuous basis.
New York Life also has other compensation programs where managers and employees involved in the sales process receive additional compensation related to the sale of products manufactured and issued by New York Life or its affiliates.
NYLIFE Securities registered representatives can qualify to attend New York Life-sponsored educational, training, and development conferences based on the sales they make of life insurance, annuities, and investment products during a particular twelve-month period. In addition, qualification for recognition programs sponsored by New York Life depends on the sale of products manufactured and issued by New York Life or its affiliates.
Additional Information about Risks

Information System Failures and Cybersecurity Risks
We rely on technology, including digital communications and data storage networks and systems, to conduct our variable product business activities. Because our business, including our variable product business, is highly dependent upon the effective operation of our computer systems (including online service at www.newyorklife.com or the mobile application, and other systems) and those of our service providers and business partners, our business is vulnerable to disruptions from utility outages and susceptible to operational and information security risks resulting from information system failures and cyber-attacks/ransomware. These risks also apply to other insurance and financial services companies and businesses. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, interference with or denial of service, attacks on websites, and other operational disruption, and unauthorized use, abuse, and/or release of confidential customer information. We have established administrative and technical controls and cybersecurity plans, including a business continuity plan, to identify and protect our operations against system failures and cybersecurity breaches. Despite these controls and
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plans, systems failures and cyber-attacks/ransomware affecting New York Life and any of its affiliates and other affiliated or unaffiliated third-party administrators, underlying funds, intermediaries, and other service providers and business partners may have a material, negative impact on us and your policy Accumulation Value. For instance, system failures and cyber-attacks/ransomware may (i) interfere with our processing of policy transactions (including surrenders, withdrawals, loans, and transfers) and the processing of orders from www.newyorklife.com or the mobile application, or with the underlying funds or cause other operations issues; (ii) impact our ability to calculate Accumulation Unit Values and your policy’s Accumulation Values; (iii) cause the release, loss, and/or possible destruction of confidential customer and/or business information; (iv) subject us and/or our service providers, business partners, and intermediaries to regulatory fines, litigation, and financial losses, and/or cause us reputational damage. System failures and cybersecurity breaches may also impact the issuers of securities in which the underlying funds invest, which may cause the funds underlying your policy to lose value. There can be no assurance that we, or the underlying funds or our service providers and business partners, will be able to avoid these risks at all times or avoid losses affecting your policy due to information systems failures or cyber-attacks/ransomware.
Risks from Serious Infectious Disease Outbreaks
Our ability to administer your policy is subject to certain risks – common to all insurers and financial service providers – that could result from current or future outbreaks of infectious diseases, viruses (including COVID-19), epidemics, or pandemics (“serious infectious disease outbreaks”). Serious infectious diseases may spread rapidly. Serious infectious disease outbreaks – and general concerns about the course and effects of such outbreaks – not only raise serious health concerns, but may significantly disrupt economic activity in the U.S. and globally. The effects of a serious infectious disease outbreak may be short-term or last for extended time periods.
Our business activity and operations, and/or the activities and operations of our service providers and business partners, could be adversely affected or interrupted by serious infectious disease outbreaks. In order to mitigate the possible effects of these types of events, NYLIAC has established business continuity and disaster recovery plans. These plans may, for example, require our employees to work and access our information technology, communications, or other systems remotely. Notwithstanding these plans, a serious infectious disease outbreak and public health measures taken by government officials to combat an outbreak – may have a material, adverse effect on us, our ability to administer your policy, and your policy Accumulation Value. For example, a serious infectious disease outbreak or public health measures implemented to combat it may adversely affect our business and operations by (i) interfering with our processing of policy transactions (including surrenders, withdrawals, loans, and transfers) and the processing of orders from online service requests at www.newyorklife.com or the mobile application or with the underlying funds or cause other operational issues; (ii) delaying or interrupting our receipt of pricing or other services provided by third parties, thereby affecting, among other things, our ability to calculate accumulation unit values and policy cash values or to administer policy transactions dependent on systems and services provided by third parties; (iii) preventing our workforce from being able to be physically present at one or more of our worksites or from traveling to alternative worksites needed to implement our business continuity and disaster recovery plans, thereby resulting in lengthy interruptions of service; or (iv) subjecting us and/or our service providers, business partners, and intermediaries to regulatory fines, litigation, financial losses, and/or cause us reputational damage. In addition, our operations require experienced professional staff. Loss of a substantial number of such persons or an inability to provide properly equipped places for them to work may disrupt our operations and adversely affect our business. Serious infectious disease outbreaks may also affect the issuers of securities in which the underlying funds invest, which may cause the funds underlying your policy's Accumulation Value to decrease in value. Serious infectious disease outbreaks may also affect market interest rates, which may affect the interest crediting rates we may declare on the Fixed Account under your policy (subject to the guaranteed minimum interest crediting rate). There can be no assurance that we, the underlying funds, the companies in which they invest, or our services providers and business partners will be able to avoid these risks at all times or avoid losses affecting your policy due to serious infectious disease.
Legal Proceedings

NYLIAC is a defendant in lawsuits arising from its agency sales force, insurance (including variable contracts registered under the federal securities laws) and/or other operations. Some of these actions seek substantial or unspecified compensatory and punitive damages. NYLIAC is from time to time involved in various governmental, administrative, and investigative proceedings and inquiries.
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Notwithstanding the uncertain nature of litigation and regulatory inquiries, the outcome of which cannot be predicted, NYLIAC believes that, after provisions made in the financial statements, the ultimate liability that could result from litigation and proceedings would not have a material adverse effect on the Separate Accounts, the ability of NYLIFE Distributors to perform its contract with the Separate Accounts, NYLIAC's financial position, or the ability of NYLIAC to meet its obligations under the Contracts; however, it is possible that settlements or adverse determinations in one or more actions or other proceedings in the future could have a material adverse effect on NYLIAC's operating results for a given year.
Voting Rights

The Portfolios are not required to and typically do not hold routine annual stockholder meetings. Special stockholder meetings will be called when necessary. Based on our current interpretation of applicable law, NYLIAC will vote the Portfolio shares held in the Investment Divisions at special shareholder meetings of the Portfolios in accordance with instructions we receive from persons having voting interests in the corresponding Investment Division. If, however, the federal securities laws are amended, or if NYLIAC’s present interpretation should change, and as a result, NYLIAC determines that it is allowed to vote the Portfolio shares in its own right, we may elect to do so.
We may, if required by state insurance regulations, disregard voting instructions if they would require shares to be voted so as to cause a change in the sub-classification or investment objectives of one or more of the available Investment Divisions or to approve or disapprove an investment advisory contract for a Portfolio. In addition, we may disregard voting instructions that would require changes in the investment policy or investment adviser of one or more of the Portfolios associated with the available Investment Divisions, provided that we reasonably disapprove such changes in accordance with applicable federal or state regulations. If we disregard policyowner voting instructions, we will advise policyowners of our action and the reasons for such action in the next available annual or semi-annual report.
Prior to the Annuity Commencement Date, you hold a voting interest in each Investment Division to which you have money allocated. We will determine the number of votes which are available to you by dividing the Accumulation Value attributable to an Investment Division by the net asset value per share of the applicable Portfolios. We will calculate the number of votes which are available to you separately for each Investment Division. We will determine that number by applying your percentage interest, if any, in a particular Investment Division to the total number of votes attributable to the Investment Division.
We will determine the number of votes of the Portfolio which are available as of the date established by the Portfolio of the relevant Fund. Voting instructions will be solicited by written or electronic communication prior to such meeting in accordance with procedures established by the relevant Fund.
If we do not receive timely instructions, we will vote those shares in proportion to the voting instructions which are received with respect to all policies participating in that Investment Division. Any shares owned by NYLIAC and its affiliates will also be voted proportionately in accordance with those instructions. As a result, a small number of policyowners may control the outcome of the vote. Each person having a voting interest in an Investment Division will receive proxy material, reports and other materials relating to the appropriate Portfolio.
Financial Statements

The statutory statements of financial position of NYLIAC as of December 31, 2025 and 2024, and the related statutory statements of operations, of changes in capital and surplus, and of cash flows for each of the three years in the period ended December 31, 2025 (including the report of the independent registered public accounting firm) and each of the Investment Divisions of each Separate Account's statement of assets and liabilities as of December 31, 2025, and the statements of operations and of changes in net assets and the financial highlights for each of the periods indicated in the Financial Statements (including the report of the independent registered public accounting firm) are incorporated by reference in the SAI. The independent registered public accounting firm is PricewaterhouseCoopers LLP.
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Appendix 1
Investment Options Available Under the Policy
The following is a list of Portfolios available under the policy, which is subject to change, as discussed in the prospectus. You can find the prospectuses and other information about the Portfolios online at https://dfinview.com/NewYorkLife/TAHD/flex-ii. You can also request this information at no cost by calling the VPSC at 1-800-598-2019 or by sending an email request with your name and mailing address to FlexIIProspectus@newyorklife.com.
The current expenses and performance information below reflects fees and expenses of the Portfolios but does not reflect the other fees and expenses that your policy may charge. Expenses would be higher and performance would be lower if these charges were included. Each Portfolio’s past performance is not necessarily an indication of future performance.
Type	Portfolio Adviser/Sub-adviser	Current Expenses*	Average Annual Total Returns (as of 12/31/25)
			1 year	5 year	10 year
Large Cap Equity	NYLIM VP American Century Large Cap Equity (formerly NYLI VP American Century Sustainable Equity) — Service Class Adviser: New York Life Investment Management LLC (“New York Life Investments”) / Subadviser: American Century Investment Management, Inc.	0.93%	11.06%	13.68%	11.58%
Asset Allocation	NYLIM VP Balanced (formerly NYLI VP Balanced) — Service Class Adviser: New York Life Investments / Subadvisers: NYL Investors LLC (“NYL Investors”) and Wellington Management Company LLP (“Wellington”)	0.97%	11.16%	7.14%	7.04%
Investment Grade Bond	NYLIM VP Bond (formerly NYLI VP Bond) — Service Class Adviser: New York Life Investments / Subadviser: NYL Investors	0.80%	6.57%	(0.88)%	1.71%
International/Global Equity	NYLIM VP Candriam Emerging Markets Equity (formerly NYLI VP Candriam Emerging Markets Equity) — Service Class+ Adviser: New York Life Investments / Subadviser: Candriam	1.45%	35.54%	2.52%	7.39%
Sector	NYLIM VP CBRE Global Infrastructure (formerly NYLI VP CBRE Global Infrastructure) — Service Class Adviser: New York Life Investments / Subadviser: CBRE Investment Management Listed Real Assets LLC	1.20%	15.31%	6.79%	2.39%
Appendix 1-1

Type	Portfolio Adviser/Sub-adviser	Current Expenses*	Average Annual Total Returns (as of 12/31/25)
			1 year	5 year	10 year
Asset Allocation	NYLIM VP Conservative Allocation (formerly NYLI VP Conservative Allocation) — Service Class Adviser: New York Life Investments	0.80%	9.29%	3.67%	5.14%
Large Cap Equity	NYLIM VP Dimensional U.S. Equity (formerly NYLI VP Dimensional U.S. Equity) — Service Class Adviser: New York Life Investments / Subadviser: Dimensional Fund Advisors LP	0.79%	13.46%	12.11%	12.40%
Large Cap Equity	NYLIM VP Epoch U.S. Equity Yield (formerly NYLI VP Epoch U.S. Equity Yield) — Service Class Adviser: New York Life Investments / Subadviser: Epoch Investment Partners, Inc. (“Epoch”)	0.93%	13.96%	11.74%	9.69%
Asset Allocation	NYLIM VP Equity Allocation (formerly NYLI VP Equity Allocation) — Service Class Adviser: New York Life Investments	0.94%	13.69%	7.90%	9.07%
Sector	NYLIM VP Fidelity Institutional AM® Utilities (formerly NYLI VP Fidelity Institutional AM® Utilities) — Service Class Adviser: New York Life Investments / Subadviser: FIAM LLC (“FIAM”)	0.93%	13.50%	12.06%	10.69%
Non-Investment Grade Bond	NYLIM VP Floating Rate (formerly NYLI VP Floating Rate) — Service Class Adviser: New York Life Investments / Subadviser: NYL Investors	0.89%	4.86%	5.16%	4.74%
Asset Allocation	NYLIM VP Growth Allocation (formerly NYLI VP Growth Allocation) — Service Class Adviser: New York Life Investments	0.89%	12.24%	7.06%	8.05%
Alternatives	NYLIM VP Hedge Multi-Strategy (formerly NYLI VP Hedge Multi-Strategy) — Service Class Adviser: New York Life Investments	1.26%	7.78%	2.67%	1.81%
Asset Allocation	NYLIM VP Income Builder (formerly NYLI VP Income Builder) — Service Class Adviser: New York Life Investments / Subadvisers: Epoch and MacKay Shields LLC (“MacKay”)	0.88%	16.70%	6.29%	7.13%
Appendix 1-2

Type	Portfolio Adviser/Sub-adviser	Current Expenses*	Average Annual Total Returns (as of 12/31/25)
			1 year	5 year	10 year
Asset Allocation	NYLIM VP Janus Henderson Balanced (formerly NYLI VP Janus Henderson Balanced) — Service Class Adviser: New York Life Investments / Subadviser: Janus Henderson Investors US LLC (“Janus Henderson”)	0.83%	14.76%	8.30%	9.91%
Non-Investment Grade Bond	NYLIM VP MacKay Convertible (formerly NYLI VP MacKay Convertible) — Service Class Adviser: New York Life Investments / Subadviser: MacKay	0.84%	16.11%	5.34%	10.10%
Non-Investment Grade Bond	NYLIM VP MacKay High Yield Corporate Bond (formerly NYLI VP MacKay High Yield Corporate Bond) — Service Class Adviser: New York Life Investments / Subadviser: MacKay	0.84%	6.60%	4.18%	5.87%
Non-Investment Grade Bond	NYLIM VP MacKay Strategic Bond (formerly NYLI VP MacKay Strategic Bond) — Service Class Adviser: New York Life Investments / Subadviser: MacKay	0.90%	8.60%	3.73%	4.14%
Investment Grade Bond	NYLIM VP MacKay U.S. Infrastructure Bond (formerly NYLI VP MacKay U.S. Infrastructure Bond) — Service Class Adviser: New York Life Investments / Subadviser: MacKay	0.82%	8.17%	(0.15)%	1.13%
Large Cap Equity	NYLIM VP MFS® Investors Trust (formerly NYLI VP MFS® Investors Trust) — Service Class Adviser: New York Life Investments / Subadviser: Massachusetts Financial Services Company (“MFS”)	1.00%	N/A	N/A	N/A
Large Cap Equity	NYLIM VP MFS® Research (formerly NYLI VP MFS® Research) — Service Class Adviser: New York Life Investments / Subadviser: MFS	1.01%	N/A	N/A	N/A
Asset Allocation	NYLIM VP Moderate Allocation (formerly NYLI VP Moderate Allocation) — Service Class Adviser: New York Life Investments	0.83%	11.02%	5.36%	6.61%
Appendix 1-3

Type	Portfolio Adviser/Sub-adviser	Current Expenses*	Average Annual Total Returns (as of 12/31/25)
			1 year	5 year	10 year
Sector	NYLIM VP Natural Resources (formerly NYLI VP Natural Resources) — Initial Class Adviser: New York Life Investments / Subadviser: Newton Investment Management North America, LLC ("NIMNA")	0.85%	15.20%	17.27%	10.88%
Sector	NYLIM VP Newton Technology Growth (formerly NYLI VP Newton Technology Growth) — Service Class Adviser: New York Life Investments / Subadviser: NIMNA	1.03%	N/A	N/A	N/A
Investment Grade Bond	NYLIM VP PIMCO Real Return (formerly NYLI VP PIMCO Real Return) — Service Class Adviser: New York Life Investments / Subadviser: Pacific Investment Management Company LLC (“PIMCO”)	1.34%	7.89%	1.11%	3.03%
International/Global Equity	NYLIM VP PineStone International Equity (formerly NYLI VP PineStone International Equity) — Service Class Adviser: New York Life Investments / Subadviser: PineStone Asset Management Inc.	1.11%	12.01%	(0.05)%	5.18%
Large Cap Equity	NYLIM VP S&P 500 Index (formerly NYLI VP S&P 500 Index) — Service Class Adviser: New York Life Investments	0.37%	17.43%	14.00%	14.34%
Small/Mid Cap Equity	NYLIM VP Schroders Mid Cap Opportunities (formerly NYLI VP Schroders Mid Cap Opportunities) — Service Class Adviser: New York Life Investments / Subadviser: Schroder Investment Management North America Inc.	1.08%	7.00%	4.79%	7.12%
Small/Mid Cap Equity	NYLIM VP Small Cap Growth (formerly NYLI VP Small Cap Growth) — Service Class Adviser: New York Life Investments / Subadvisers: Brown Advisory, LLC and Segall Bryant & Hamill, LLC	1.11%	4.63%	1.38%	8.68%
Money Market	NYLIM VP U.S. Government Money Market (formerly NYLI VP U.S. Government Money Market) — Initial Class Adviser: New York Life Investments / Subadviser: NYL Investors	0.28%	4.05%	3.02%	1.89%
Appendix 1-4

Type	Portfolio Adviser/Sub-adviser	Current Expenses*	Average Annual Total Returns (as of 12/31/25)
			1 year	5 year	10 year
Large Cap Equity	NYLIM VP Wellington Growth (formerly NYLI VP Wellington Growth) — Service Class+ Adviser: New York Life Investments / Subadviser: Wellington	0.98%	16.77%	10.10%	13.17%
Small/Mid Cap Equity	NYLIM VP Wellington Small Cap (formerly NYLI VP Wellington Small Cap) — Service Class Adviser: New York Life Investments / Subadviser: Wellington	1.00%	9.26%	5.66%	7.15%
Large Cap Equity	NYLIM VP Winslow Large Cap Growth (formerly NYLI VP Winslow Large Cap Growth) — Service Class Adviser: New York Life Investments / Subadviser: Winslow Capital Management, LLC	1.00%	14.07%	12.41%	15.85%
Large Cap Equity	AB VPS Relative Value Portfolio — Class B Adviser: AllianceBernstein L.P.	0.85%	10.20%	11.15%	10.30%
Asset Allocation	American Funds® IS Asset Allocation Fund — Class 4 Adviser: Capital Research and Management CompanySM (“CRMC”)	0.79%	15.59%	8.70%	9.50%
Investment Grade Bond	American Funds® IS The Bond Fund of America® — Class 4 Adviser: CRMC	0.72%	6.98%	(0.38)%	2.11%
Investment Grade Bond	American Funds® IS Capital World Bond Fund® — Class 4 Adviser: CRMC	0.98%	9.03%	(2.76)%	0.97%
Large Cap Equity	American Funds® IS Growth Fund — Class 4 Adviser: CRMC	0.83%	19.93%	13.09%	17.67%
Large Cap Equity	American Funds® IS Growth-Income Fund — Class 4 Adviser: CRMC	0.78%	17.77%	13.62%	13.63%
International/Global Equity	American Funds® IS New World Fund® — Class 4 Adviser: CRMC	1.07%	27.92%	5.06%	8.98%
Appendix 1-5

Type	Portfolio Adviser/Sub-adviser	Current Expenses*	Average Annual Total Returns (as of 12/31/25)
			1 year	5 year	10 year
International/Global Equity	American Funds® IS SMALLCAP World Fund® (formerly American Funds® IS Global Small Capitalization Fund) — Class 4 Adviser: CRMC	1.15%	14.33%	0.23%	6.96%
Investment Grade Bond	American Funds® IS U.S. Government Securities Fund® — Class 4 Adviser: CRMC	0.75%	7.54%	(0.49)%	1.45%
Large Cap Equity	American Funds® IS Washington Mutual Investors Fund — Class 4 Adviser: CRMC	0.75%	16.90%	13.60%	12.08%
Asset Allocation	BlackRock® Global Allocation V.I. Fund — Class III Adviser: BlackRock Advisors, LLC (“BlackRock”) / Subadvisers: BlackRock (Singapore) Limited and BlackRock International Limited	1.01%	19.42%	5.51%	7.33%
Non-Investment Grade Bond	BlackRock® High Yield V.I. Fund — Class III Adviser: BlackRock / Subadviser: BlackRock International Limited	0.78%	9.09%	4.57%	6.07%
Large Cap Equity	BNY Mellon Sustainable U.S. Equity Portfolio — Service Shares Adviser: BNY Mellon Investment Adviser, Inc. / Subadviser: Newton Investment Management Limited	0.91%	15.67%	11.65%	13.27%
Sector	Columbia Variable Portfolio — Commodity Strategy Fund — Class 2++ Adviser: Columbia Management Investment Advisers, LLC (“Columbia”) / Subadviser: Threadneedle International Limited	1.00%	15.30%	12.44%	6.46%
Non-Investment Grade Bond	Columbia Variable Portfolio — Emerging Markets Bond Fund — Class 2 Adviser: Columbia	1.00%	12.65%	1.47%	4.03%
Investment Grade Bond	Columbia Variable Portfolio — Intermediate Bond Fund — Class 2 Adviser: Columbia	0.77%	8.84%	(0.68)%	2.52%
Small/Mid Cap Equity	Columbia Variable Portfolio — Small Cap Value Discovery Fund (formerly Columbia Variable Portfolio — Small Cap Value Fund) — Class 2 Adviser: Columbia	1.13%	14.66%	12.19%	11.20%
Appendix 1-6

Type	Portfolio Adviser/Sub-adviser	Current Expenses*	Average Annual Total Returns (as of 12/31/25)
			1 year	5 year	10 year
Small/Mid Cap Equity	Columbia Variable Portfolio — Small Company Growth Fund — Class 2 Adviser: Columbia	1.12%	21.69%	3.32%	14.89%
Alternatives	DWS Alternative Asset Allocation VIP — Class B Adviser: DWS Investment Management Americas Inc. / Subadviser: RREEF America LLC	1.31%	10.03%	4.88%	4.52%
Investment Grade Bond	Fidelity® VIP Bond Index Portfolio — Service Class 2 Adviser: Fidelity Management & Research Company LLC (“FMR”) / Subadvisers: Other investment advisers	0.39%	6.76%	(0.81)%	N/A
Large Cap Equity	Fidelity® VIP ContrafundSM Portfolio — Service Class 2 Adviser: FMR / Subadvisers: Other investment advisers	0.79%	21.24%	15.08%	15.49%
International/Global Equity	Fidelity® VIP Emerging Markets Portfolio — Service Class 2 Adviser: FMR / Subadvisers: Other investment advisers	1.12%	40.79%	5.62%	10.66%
Large Cap Equity	Fidelity® VIP Equity-Income PortfolioSM — Service Class 2 Adviser: FMR / Subadvisers: Other investment advisers	0.71%	18.75%	12.13%	11.32%
Small/Mid Cap Equity	Fidelity® VIP Extended Market Index Portfolio — Service Class 2 Adviser: FMR / Subadviser: Geode Capital Management, LLC (“Geode”)	0.37%	12.03%	7.75%	N/A
Asset Allocation	Fidelity® VIP FundsManager® 60% Portfolio — Service Class Adviser: FMR	0.63%	15.71%	6.67%	8.19%
Large Cap Equity	Fidelity® VIP Growth Opportunities Portfolio — Service Class 2 Adviser: FMR / Subadvisers: Other investment advisers	0.81%	21.73%	11.04%	19.64%
Appendix 1-7

Type	Portfolio Adviser/Sub-adviser	Current Expenses*	Average Annual Total Returns (as of 12/31/25)
			1 year	5 year	10 year
Sector	Fidelity® VIP Health Care Portfolio — Service Class 2 Adviser: FMR / Subadvisers: Other investment advisers	0.84%	14.10%	3.92%	N/A
International/Global Equity	Fidelity® VIP International Capital Appreciation Portfolio — Service Class 2 Adviser: FMR / Subadvisers: FIL Investment Advisors	1.02%	18.36%	5.99%	9.53%
International/Global Equity	Fidelity® VIP International Index Portfolio — Service Class 2 Adviser: FMR / Subadviser: Geode	0.41%	32.82%	7.76%	N/A
Investment Grade Bond	Fidelity® VIP Investment Grade Bond Portfolio — Service Class 2 Adviser: FMR / Subadvisers: Other investment advisers	0.62%	6.93%	(0.21)%	2.45%
Small/Mid Cap Equity	Fidelity® VIP Mid Cap Portfolio — Service Class 2 Adviser: FMR / Subadvisers: Other investment advisers	0.80%	11.49%	9.83%	10.31%
Sector	Franklin Gold and Precious Metals VIP Fund — Class 2 Adviser: Franklin Advisers, Inc. (“Franklin Advisers”)	0.95%	N/A	N/A	N/A
Asset Allocation	Franklin Templeton Aggressive Model Portfolio — Class II Adviser: Franklin Templeton Fund Adviser, LLC (“FTFA”) / Subadviser: Franklin Advisers	0.88%	17.04%	10.14%	N/A
Asset Allocation	Franklin Templeton Moderately Aggressive Model Portfolio — Class II Adviser: FTFA / Subadviser: Franklin Advisers	0.82%	15.01%	7.87%	N/A
Asset Allocation	Franklin Templeton Moderate Model Portfolio — Class II Adviser: FTFA / Subadviser: Franklin Advisers	0.82%	13.18%	6.49%	N/A
Asset Allocation	Franklin Templeton Moderately Conservative Model Portfolio — Class II Adviser: FTFA / Subadviser: Franklin Advisers	0.82%	11.51%	4.91%	N/A
Appendix 1-8

Type	Portfolio Adviser/Sub-adviser	Current Expenses*	Average Annual Total Returns (as of 12/31/25)
			1 year	5 year	10 year
Asset Allocation	Franklin Templeton Conservative Model Portfolio — Class II Adviser: FTFA / Subadviser: Franklin Advisers	0.85%	9.04%	2.65%	N/A
International/Global Equity	Goldman Sachs VIT International Equity Insights Fund — Service Class Adviser: Goldman Sachs Asset Management, L.P.	1.06%	38.15%	10.80%	7.96%
International/Global Equity	Invesco V.I. EQV International Equity Fund — Series II Shares Adviser: Invesco Advisers, Inc. (“Invesco”)	1.15%	16.23%	3.42%	5.95%
Small/Mid Cap Equity	Invesco V.I. Main Street Small Cap Fund® — Series II Shares Adviser: Invesco	1.09%	8.44%	8.07%	10.31%
Small/Mid Cap Equity	Janus Henderson Enterprise Portfolio — Service Shares Adviser: Janus Henderson	0.97%	7.41%	7.35%	12.51%
International/Global Equity	Janus Henderson Global Research Portfolio — Service Shares Adviser: Janus Henderson	1.07%	20.60%	12.23%	12.64%
Investment Grade Bond	Lord Abbett Series Fund, Inc. — Short Duration Income Portfolio — Class VC Adviser: Lord, Abbett & Co. LLC	0.72%	5.90%	2.25%	2.62%
Large Cap Equity	LVIP ClearBridge Appreciation Fund (formerly ClearBridge Variable Appreciation Portfolio) — Service Class Adviser: Lincoln Financial Investments Corporation / Subadviser: ClearBridge Investments, LLC	0.95%	14.19%	12.44%	13.05%
International Equity	MFS® International Intrinsic Equity Portfolio (formerly MFS® International Intrinsic Value Portfolio) — Service Class Adviser: MFS	1.14%	32.96%	7.02%	9.68%
Mid Cap Equity	MFS® Mid Cap Value Portfolio — Service Class Adviser: MFS	1.04%	5.75%	9.90%	9.69%
Appendix 1-9

Type	Portfolio Adviser/Sub-adviser	Current Expenses*	Average Annual Total Returns (as of 12/31/25)
			1 year	5 year	10 year
International/Global Equity	MFS® Research International Portfolio — Service Class Adviser: MFS	1.15%	21.75%	5.25%	7.27%
Small/Mid Cap Equity	Neuberger Berman AMT Mid Cap Growth Portfolio — Class S Adviser: Neuberger Berman Investment Advisers LLC	1.11%	5.23%	4.27%	10.71%
Small/Mid Cap Equity	Nomura VIP Small Cap Value Series (formerly Macquarie VIP Small Cap Value Series) — Service Class Adviser: Delaware Management Company, a series of Nomura Investment Management Business Trust	1.04%	7.83%	8.93%	8.84%
Investment Grade Bond	PIMCO VIT Income Portfolio — Advisor Class Adviser: PIMCO	1.02%	10.08%	3.31%	N/A
Investment Grade Bond	PIMCO VIT International Bond Portfolio (U.S. Dollar-Hedged) — Advisor Class Adviser: PIMCO	1.19%	3.85%	0.93%	2.78%
Investment Grade Bond	PIMCO VIT Low Duration Portfolio — Advisor Class Adviser: PIMCO	0.76%	5.42%	1.47%	1.69%
Investment Grade Bond	PIMCO VIT Short-Term Portfolio — Advisor Class Adviser: PIMCO	0.75%	4.57%	3.14%	2.65%
Investment Grade Bond	PIMCO VIT Total Return Portfolio — Advisor Class Adviser: PIMCO	0.83%	8.78%	(0.08)%	2.26%
Sector	Principal VC Real Estate Securities Account — Class 2 Adviser: Principal Global Investors, LLC / Subadviser: Principal Real Estate Investors, LLC	1.03%	0.92%	4.61%	5.67%
International/Global Equity	Putnam VT International Value Fund — Class IB Adviser: Putnam Investment Management, LLC / Subadvisers: Franklin Advisers, Inc., Franklin Templeton Investment Management Limited and The Putnam Advisory Company, LLC	1.06%	34.68%	12.49%	8.86%
Appendix 1-10

Type	Portfolio Adviser/Sub-adviser	Current Expenses*	Average Annual Total Returns (as of 12/31/25)
			1 year	5 year	10 year
Large Cap Equity	Voya Growth and Income Portfolio — Class S Adviser: Voya Investments, LLC (“Voya”) / Subadviser: Voya Investment Management Co. LLC (“VIM”)	0.92%	17.94%	15.18%	14.33%
Investment Grade Bond	Voya Intermediate Bond Portfolio — Class S Adviser: Voya / Subadviser: VIM	0.80%	7.46%	(0.09)%	2.42%
Investment Grade Bond	Western Asset Core Plus VIT Portfolio — Class II+++ Adviser: FTFA / Subadvisers: Western Asset Management Company, LLC; Western Asset Management Company Limited; Western Asset Management Company Ltd.; and Western Asset Management Company Pte. Ltd.	0.79%	7.69%	(1.67)%	1.85%
*
Current Expenses take into account expense reimbursement or fee waiver arrangements in place that are generally expected to continue through April 30, 2027 and may be terminated at any time thereafter at the option of the Fund. Annual expenses for the Portfolio for the year ended December 31, 2025 reflect temporary fee reductions under such an arrangement.
+
Closed for policyowners who were not invested in the Investment Division on November 13, 2017, and closed for other policyowners if all your Accumulation Value is removed from the Investment Division on or after November 13, 2017.
++
Closed for policyowners who were not invested in the Investment Division on November 23, 2020, and closed for other policyowners if all your Accumulation Value is removed from the Investment Division on or after November 23, 2020.
+++
Closed for policyowners who were not invested in the Investment Division on May 1, 2026, and closed for other policyowners if all your Accumulation Value is removed from the Investment Division on or after May 1, 2026.
The following is a list of fixed options currently available under the policy. We may change the features of the fixed options listed below and offer new fixed options. We will provide you with written notice before doing so.
Name	Term	Guaranteed Minium Interest Rate
Fixed Account	N/A	0.05%
Appendix 1-11

Back Cover Page
The Statement of Additional Information (SAI) dated May 1, 2026 contains more information about the policies and the Separate Accounts. The SAI has been filed with the SEC and is incorporated by reference into this Summary Prospectus. The SAI is posted on our website, https://dfinview.com/NewYorkLife/TAHD/flex-ii. For a free paper copy of the SAI, to request other information about the policies, and to make investor inquiries call us at (800) 598-2019 or write to us at NYLIAC Variable Product Service Center, Madison Square Station, P.O. Box 922, New York, NY 10159.
Reports and other information about the Separate Accounts are available on the SEC’s website at https://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.
Separate Account III EDGAR contract identifier #C000099458

Separate Account IV EDGAR contract identifier #C000099457

PROSPECTUS Dated May 1, 2026
for
New York Life Flexible Premium Variable Annuity III
From
NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
(a Delaware Corporation)
51 Madison Avenue,
New York, New York 10010
Investing in
NYLIAC Variable Annuity Separate Account–III
NYLIAC Variable Annuity Separate Account–IV
This Prospectus describes the individual flexible premium New York Life Flexible Premium Variable Annuity III policies issued by New York Life Insurance and Annuity Corporation (NYLIAC). We designed these policies to assist individuals with their long-term retirement planning or other long-term needs. The policies offer flexible premium payments, access to your money through partial withdrawals (some withdrawals may be subject to a surrender charge, federal and state income taxes and/or a 10% federal penalty tax if withdrawn before age 59½ ), a choice of when Income Payments commence, and a guaranteed death benefit if the Owner dies before Income Payments have commenced. NYLIAC’s obligations under the policies are subject to its financial strength and claims-paying ability. Please note that your policy may vary depending on your state. Any material variations are disclosed in the prospectus or in APPENDIX 3–State Variations.
If you are a new investor in the policy, you may cancel your policy within 10 days of delivery of the policy without paying fees or penalties. In some states, this cancellation period may be longer. Upon cancellation, you will receive either (i) a full refund of the amount you paid with your application, or (ii) your policy value (Accumulation Value), less any e-delivery credit. You should review this Prospectus, or consult with your registered representative, for additional information about the specific cancellation terms that apply.
The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy or accuracy of this Prospectus. Any representation to the contrary is a criminal offense.
The policies are complex investments and involve risks, including potential loss of principal invested. The policies are not short-term investments and are not appropriate for investors who plan or need ready access to withdrawals as some withdrawals could result in surrender charges, taxes and tax penalties, as applicable. The policies are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the FDIC, the Federal Reserve Board, or any other agency.
Additional information about certain investment products, including variable annuities, has been prepared by the SEC’s staff and is available at www.Investor.gov.
Your premium payments accumulate on a tax-deferred basis. This means your earnings are not taxed until you take money out of your policy, which can be done in several ways. You can invest your premium payments among a Fixed Account, the Dollar Cost Averaging Advantage Account, and up to 18 separate Investment Divisions. Each Investment Division invests exclusively in the shares of a specified corresponding portfolio (“Portfolio”). The Portfolios and the fixed options are listed in APPENDIX 1.
We do not guarantee the investment performance of the Investment Divisions. Depending on current market conditions, you can make or lose money in any of the Investment Divisions.

i

ii

Definitions

Accumulation Unit—An accounting unit we use to calculate the Variable Accumulation Value prior to the Annuity Commencement Date. Each Investment Division of the Separate Account has a distinct variable Accumulation Unit value.
Accumulation Value—The sum of the Variable Accumulation Value, the Fixed Account Accumulation Value (if applicable), and the DCA Advantage Account Accumulation Value of a policy.
ADBR—Annual Death Benefit Reset Rider.
ADBR Reset Value—On the First Policy Anniversary, the ADBR Reset Value is the greater of (a) the Accumulation Value on the first Policy Anniversary or (b) the Return of Premium Death Benefit. The ADBR Reset Value on the second and each subsequent Reset Anniversary is defined as the greater of (a) the Accumulation Value on the current Reset Anniversary or (b) the Reset Value on the prior Reset Anniversary, plus any premium payments applied since the prior Reset Anniversary, less any ADBR Reset Value Proportional Reductions since the prior Reset Anniversary.
ADBR Reset Value Proportional Reduction—An amount equal to the amount withdrawn from the policy after the first policy anniversary (including applicable surrender charges), divided by the policy’s Accumulation Value immediately preceding the withdrawal, multiplied by the ADBR Reset Value immediately preceding the withdrawal.
Adjusted Premium Payment—The total dollar amount of premium payments made under the policy and allocated to the Investment Divisions of the Separate Account and DCA Advantage Account reduced by any withdrawals (including Future Income Purchases, if any) and applicable surrender charges in excess of any gain in the policy.
Allocation Options —The Investment Divisions of the Separate Account, any available Asset Allocation Model, the DCA Advantage Account and the Fixed Account.
Annuitant—The person or persons named on the Policy Data Page and whose life or lives determine the Income Payments and, if any, Future Income Payments.
Annuity Commencement Date—The date on which we are to make the first Income Payment under the policy, which cannot be later than the date you attain age 115.
Asset Allocation Category(ies)—A group of Investment Divisions of the Separate Account categorized based on investment risk determined by NYLIAC.
Asset Allocation Model—A model portfolio comprised of Investment Divisions of the Separate Account. The Asset Allocation Models are no longer available for new investment. The Asset Allocation Model program was discontinued as of May 1, 2020.
Base Contract Charge—Mortality and Expense Risk and Administrative Costs Charge (M&E Charge).
Beneficiary or beneficiary—The person or entity having the right to receive the death benefit proceeds set forth in the policy and who is the “designated beneficiary” for purposes of Section 72 of the Code (as defined below).
Business Day—Generally, any day on which the New York Stock Exchange (NYSE) is open for trading. Our Business Day ends at 4:00 p.m. Eastern Time or the close of regular trading of the NYSE, if earlier.
Code—The Internal Revenue Code of 1986, as amended.
Consideration—A premium payment, or a portion thereof and/or, if allowable, a transfer amount from an Investment Division to the Fixed Account.
Dollar Cost Averaging (DCA) Advantage Account Accumulation Value—The sum of premium payments allocated to the DCA Advantage Account, plus interest credited on those premium payments, less any transfers and partial withdrawals from the DCA Advantage Account, and less any surrender charges, policy service charges and rider charges deducted from the DCA Advantage Account. The DCA Advantage Account Accumulation Value will never be less than the DCA Advantage Account portion of the Nonforfeiture Value.
Dollar Cost Averaging (DCA) Advantage Account— A non-variable Allocation Option to which you may allocate Premium Payments, subject to the limitations described on the Policy Data Page, and from which amounts are transferred to the Investment Divisions proportionally on a monthly basis. The DCA Advantage Account duration is shown on the Policy Data Page. We credit the DCA Advantage Account with a fixed interest rate. The benefits payable under the DCA Advantage Account (including principal and interest) are payable from NYLIAC’s general account and are subject to the claims-paying ability of NYLIAC.
Eligible Designated Beneficiary—Eligible Designated Beneficiaries include spouses, minor children (until they reach the age of majority), someone who is disabled or chronically ill (including certain trusts for the disabled or chronically ill), or an individual not more than 10 years younger than the original IRA owner or plan participant.
Fixed Account—An account that is credited with a fixed interest rate which NYLIAC declares and is not part of the Separate Account. The benefits payable under the Fixed Account (including principal and interest) are payable from NYLIAC’s general account and are subject to the claims-paying ability of NYLIAC.
Fixed Account Accumulation Value—The sum of premium payments and, if allowable, transfers allocated to the Fixed Account, plus interest credited on those premium payments and, if allowable, transfers, less any transfers and partial withdrawals from the Fixed Account, and less any surrender charges, policy service charges and rider charges assessed on and deducted from the Fixed Account. The Fixed Account Accumulation Value will never be less than the Fixed Account portion of the Nonforfeiture Value.
Fund—A mutual fund that has multiple series or Portfolios.
Future Income Payments—Fixed periodic income payments that NYLIAC makes through the Future Income Rider (FIR) after the Future Income Start Date.
Future Income Purchases—Purchases of future income through the Future Income Rider, through deductions from your Variable Accumulation Value. Future Income Purchases are considered withdrawals for the purposes of calculating the amount of the Standard Death Benefit under the base policy or the Annual Death Benefit Reset Rider.
Future Income Start Date—A date selected by you (in accordance with the terms of your policy) once you make your first Future Income Purchase. You can only change your Future Income Start Date one time.
Good Order—Good Order is the standard that we apply when we determine whether an instruction is satisfactory. An instruction will be considered in Good Order if it complies with our administrative procedures and is sufficiently complete and clear that we do not need to exercise any discretion to follow such instruction or complete the transaction and that it complies with all relevant laws and regulations. We may delay or reject a request if it is not in Good Order. Good Order means the actual receipt by us of instructions relating to the requested transaction in writing or by other means we then permit (such as by telephone or electronic transmission), along with all forms and other information or documentation necessary to complete the request.
Income Payments—Periodic payments NYLIAC makes after the Annuity Commencement Date.
Investment Division—The variable investment options available under the policy. Each Investment Division invests exclusively in shares of a specified Portfolio.
Life Income—Guaranteed Period Payment Option—The default Income Payment option available under this policy. Monthly payments made under this option are made over the life of the Annuitant(s) with a guarantee of 10 years of payments, even if the Annuitant dies before the 10–year period has expired.
M&E Charge—The Mortality and Expense Risk and Administrative Costs Charge. Also referred to as a “Base Contract Charge.”
Non–Qualified Policies—Policies that are not available for use by individuals in connection with employee retirement plans intended to qualify for special federal income tax treatment under Sections 403(b), 408, and 408A of the Code. Non–Qualified Policies include policies issued for other retirement plans or arrangements, including plans qualifying under Section 401(a) of the Code.
Nonforfeiture Rate—The rate used to calculate the Fixed Account and DCA Advantage Account Nonforfeiture Values. This rate, as shown on the Policy Data Page, is equal to the lesser of: a) 3.00%, and b) a rate that is not less than 1.00% and determined by using the six–month average of the five–year Constant Maturity Treasury Rate reported by the Federal Reserve for December through May (for period beginning July 1) and June through November (for period beginning January 1), rounded to the nearest .05%, minus 1.25%.

Nonforfeiture Value—The Nonforfeiture Value is equal to 87.50% of the Consideration(s) allocated to the Fixed Account and/or to the DCA Advantage Account accumulated at the Nonforfeiture Rate since the Payment Date or transfer date, minus any amounts withdrawn or transferred from the Fixed Account and/or the DCA Advantage Account, with the remaining amount accumulated at the Nonforfeiture Rate since the date of withdrawal or transfer.
NYLIAC, we, our or us—New York Life Insurance and Annuity Corporation.
Owner (you, your)—The individual(s) or entity(ies) designated as the Owner in the policy, or as subsequently changed after issue, who is entitled to exercise all rights under the policy.
Payee—The individual designated to receive Income Payments under the policy or the Future Income Rider.
Payment Date—The Business Day on which we receive a premium payment at the address specified in this Prospectus to receive such payment.
Policy Anniversary—An anniversary of the Policy Date shown on the Policy Data Page.
Policy Data Page—Page 2 of the policy which contains the policy specifications.
Policy Date—The date from which we measure Policy Years, quarters, months, and Policy Anniversaries. It is shown on the Policy Data Page.
Policy Year—A year starting on the Policy Date. Subsequent Policy Years begin on each Policy Anniversary, unless otherwise indicated.
Portfolios —The mutual fund portfolios in which the corresponding Investment Divisions invest.
Qualified Policies—Policies for use by individuals under employee retirement plans that are intended to qualify for special federal income tax treatment under Sections 403(b), 408, and 408A of the Code. Qualified Policies do not include policies issued for any other retirement plans or arrangements, including plans qualifying under Section 401(a) of the Code.
Return of Premium Death Benefit—The total dollar amount of premium payments made under this Policy reduced by any Return of Premium Death Benefit Proportional Withdrawals.
Return of Premium Death Benefit Proportional Withdrawal—An amount equal to the amount withdrawn from this Policy (including any amount withdrawn that may include surrender charges), divided by this Policy’s Accumulation Value immediately preceding the withdrawal, multiplied by the Return of Premium Death Benefit immediately preceding the withdrawal.
Sales Standards—The criteria used to evaluate whether a recommended transaction, relating to your policy, complies with applicable standards of conduct.
Separate Account—NYLIAC Variable Annuity Separate Account–III or NYLIAC Variable Annuity Separate Account–IV, each a segregated asset account we established to receive and invest premium payments paid under the policies. The Separate Account’s Investment Divisions, in turn, purchase shares of Portfolios.
Standard Death Benefit—The death benefit that comes standard under the base policy. It guarantees that your beneficiaries will receive the greatest of: (i) your Accumulation Value; (ii) the Return of Premium Death Benefit; or (iii) the Step-up Death Benefit.
Step–up Death Benefit—the Accumulation Value as of the Policy Anniversary immediately following the expiration of the Surrender Charge Period for the first premium payment, plus any other premium payments made since that Policy Anniversary, reduced proportionally by any amounts withdrawn from the policy since that Policy Anniversary.
Surrender Charge Free Amount—You may withdraw a certain amount from your policy each Policy Year without having to pay a surrender charge on that amount. We call this the Surrender Charge Free Amount.
Surrender Charge Period—The period of time during which a partial withdrawal or surrender could be subject to a surrender charge.
Variable Accumulation Value—The sum of the current Accumulation Unit value(s) for each of the Investment Divisions multiplied by the number of Accumulation Units held in the respective Investment Division.

VPSC—The Variable Products Service Center.

Overview Of The Policy

Q.
What is this policy, and what is it designed to do?
A.
The New York Life Flexible Premium Variable Annuity III is designed to assist individuals with their long-term retirement planning or other long-term needs through investments in a variety of Allocation Options during an accumulation (savings) phase of the policy. The policy also offers death benefits to protect your designated beneficiaries. You can also elect to supplement your retirement income by converting your Accumulation Value into a stream of Income Payments (sometimes called annuity payments). This policy is only appropriate if you have a long investment time horizon. It is not intended for people who may need to make early or frequent withdrawals or intend to engage in frequent trading in the Portfolios.
Q.
How do I accumulate assets in the policy and receive income from the policy?
A.
Your policy has two phases:
●
the accumulation (savings) phase, when you make premium payments to us, and
●
the annuity (income) phase, when we make Income Payments to you.
Accumulation (Savings) Phase
During the accumulation (savings) phase of the policy, you can invest your premium payments in:
●
a variety of Investment Divisions (you may choose up to 18). Each Investment Division invests in a corresponding (mutual fund) Portfolio, each of which has its own investment strategies, investment adviser(s), expense ratios, and returns.
●
a Fixed Account option, which offers a guaranteed fixed interest rate for one–year periods; and
●
a DCA Advantage Account, which transfers amounts automatically to the Investment Divisions you choose in up to six monthly increments and pays you interest on amounts remaining in the DCA Advantage Account.
Additional information about the Portfolios, the Fixed Account and the DCA Advantage Account is provided in Appendix 1: Investment Options Available Under the Policy.
Annuity (Income) Phase
You can elect to annuitize your policy and turn your Accumulation Value into a fixed stream of Income Payments (sometimes called annuity payments) from NYLIAC. If you do that, we will make payments over the life of the Annuitant (s) for 10 years, even if the Annuitant dies sooner. This is called the Life Income – Guaranteed Period Payment Option. We may offer other options, at our discretion, where permitted by state law. We do not currently offer variable Income Payment options.
Please note that when you annuitize your policy, your Accumulation Value will be converted to Income Payments and you may no longer withdraw money at will from your policy. However, you may elect partial annuitization and apply a portion of your Accumulation Value towards one of the Income Payment options we may offer, while the remainder of the policy can remain invested in your Allocation Options and will continue to provide the opportunity to accumulate Accumulation Value on a tax-deferred basis. All benefits (including guaranteed minimum death benefits and living benefits) terminate when you annuitize your entire Accumulation Value.
Q.
What are the policy’s primary features and options?
A.Base Contract Charge (M&E Charge) options. You can choose to have your Mortality and Expense Risk and Administrative Costs Charge (“M&E Charge”) assessed based on either the Accumulation Value of the policy (which invests in Separate Account III) or your Adjusted Premium Payments (which invests in Separate Account IV). You must choose your M&E Charge option at the time of application. The M&E Charge assessed to your policy will be based on the option that you choose. Once the M&E Charge option is chosen it cannot be changed. For Accumulation Value-based M&E Charge policies, the M&E Charge is assessed based on the Accumulation Value of the policy and will vary with fluctuations in the policy’s Accumulation Value. For Premium-based M&E Charge policies, the M&E Charge is assessed based on your Adjusted Premium Payments and will not vary with fluctuations in the policy’s Accumulation Value. Please see “CHARGES AND DEDUCTIONS—Annual Policy Expenses—Base Contract Charges (M&E Charge)” for more information.

The amount of Premium-based M&E Charges deducted from your Accumulation Value will be unaffected by fluctuations in market performance. In a rising market, the Premium-based M&E Charge structure will benefit you because, when calculated as a percentage of separate account assets, the Premium-based M&E Charge will be reduced. In a flat or declining market, the Premium-based M&E Charge will result in a higher charge when calculated as a percentage of separate account assets. The amount of Accumulation Value-based M&E Charges assessed to your policy will be affected by fluctuations in market performance. However, the Accumulation Value-based M&E Charge structure may be more advantageous in a flat or declining market.
Accessing your money. Until you annuitize (begin Income Payments), you have full access to your money. You can choose to withdraw part or all of your Accumulation Value at any time (through partial withdrawals, periodic partial withdrawals, hardship withdrawals or surrendering the policy). See “ANNUITY PAYMENTS (THE INCOME PHASE)— Annuity Commencement Date.” However, if you withdraw more than the Surrender Charge Free Amount during the Surrender Charge Period before age 59½, you may have to pay a surrender charge and/or taxes, including tax penalties (see “CHARGES AND DEDUCTIONS—Transaction Expenses—Exceptions to Surrender Charges”).
Tax treatment. Your premium payments accumulate on a tax-deferred basis. This means your earnings are not taxed until you take money out of your policy, such as when (1) you make a withdrawal; (2) you receive an Income Payment from the policy; or (3) upon payment of a death benefit.
Loans—TSA plans/Accumulation Value–based M&E Charge policies only. You may be able to borrow some of your Accumulation Value subject to certain conditions only if you (i) purchased your policy in connection with a 403(b) (TSA) plan, and (ii) chose to have your M&E charges based on the Accumulation Value of your policy.
Death benefits. Your policy includes a Standard Death Benefit. It guarantees that your beneficiaries will receive the greatest of: (i) your Accumulation Value; (ii) the Return of Premium Death Benefit; or (iii) the Step-up Death Benefit. For an additional fee, you can also purchase the ADBR at the time of application. The ADBR may increase the amount of money payable to your designated beneficiaries upon your death. This rider is only available when you apply(ied) for your policy. (See “DESCRIPTION OF BENEFITS – Annual Death Benefit Reset Rider" in the Prospectus for more information about ADBR).
Optional benefits that occur during your lifetime. Policies that were applied for prior to May 1, 2017 also included a Future Income Rider that enables you to purchase a stream of guaranteed lifetime income to help protect you from outliving your assets (not included with certain qualified plans).
Living Needs Benefit/Unemployment benefit. At no additional charge, we currently include a Living Needs Benefit/Unemployment Rider with all policies. This benefit increases the amount that can be withdrawn from your policy without a surrender charge when certain qualifying events occur.
Waiver of Surrender Charges for Home Health Care Benefit. At no additional charge, we include a Waiver of Surrender Charges for Home Health Care Rider with all policies issued after May 1, 2022 to owners who are age 76 or greater. This benefit waives surrender charges if you begin receiving home health care services from a licensed home health care provider, for at least 60 days during the six month period immediately preceding the partial withdrawal or surrender. Before you are entitled to benefits under this rider, the policy must have been in force for at least one Policy Year and have a minimum Accumulation Value of $5,000.
Automatic asset rebalancing and dollar cost averaging. At no additional charge, you may select automatic asset rebalancing, which automatically rebalances your value in the Investment Divisions to maintain your chosen percentage allocation. Also, at no additional charge, you may select either (i) traditional dollar cost averaging, which automatically transfers a specific amount of money from any Investment Division to any combination of Investment Divisions and/or Fixed Account at set intervals, or (ii) the DCA Advantage Account, which is an Allocation Option that transfers amounts automatically to the Investment Divisions you choose in up to six monthly increments and pays you interest on amounts remaining in the account. (You may not elect traditional dollar cost averaging if you have elected automatic asset rebalancing.)

Interest sweep. At no additional charge, you may select the interest sweep option which automatically transfers interest earned on the Fixed Account to one or any combination of Investment Divisions or an available Asset Allocation Model.
Electronic Delivery. You may elect to receive electronic delivery of current prospectuses related to this policy, as well as other policy-related documents.

Important Information You Should Consider About The Policy

FEES, EXPENSES AND ADJUSTMENTS	LOCATION IN PROSPECTUS
Are There Charges for Early Withdrawals?
Yes. In most jurisdictions,* if you withdraw more than the Surrender
Charge Free Amount within the first nine Policy Years, you will be assessed a surrender charge. The maximum surrender charge is 7% of the amount withdrawn during the first three Policy Years, declining to
0% over that nine-year period. For example, if you make an early withdrawal within the first three Policy Years, you could pay a surrender charge of up to $7,000 on a $100,000 investment. The withdrawal amount could be reduced by taxes or tax penalties. *Policies issued in
New York are subject to a different surrender charge schedule. See
APPENDIX 3 – State Variations for details.

CHARGES AND DEDUCTIONS – Transaction Expenses –Surrender Charges FEE TABLE
Are There Transaction Charges?
Yes. In addition to surrender charges, we reserve the right to assess a transaction charge if you transfer cash value between investment options more than 12 times a year, or if a premium payment is returned for insufficient funds. A loan processing fee may apply if you take a policy loan. Although we do not currently charge for such transactions, we reserve the right to charge up to $30 per transaction.
CHARGES AND DEDUCTIONS –Transaction Expenses FEE TABLE
Are There Ongoing Fees and Expenses?
Yes. The table below describes the fees and expenses that you may pay each year, depending on the investment options and optional benefits you choose. Please refer to your Policy Data Page for information about the specific fees you will pay each year based on the options you have elected.
CHARGES AND DEDUCTIONS -Annual Policy Expenses; Annual Portfolio Expenses; Optional Benefit Expenses FEE TABLE

ANNUAL FEE*	MINIMUM	MAXIMUM
Base contract[1]	1.10%	1.55%	CHARGES AND DEDUCTIONS – Annual Policy Expenses
Portfolio fees and expenses[2]	0.37%	1.45%	CHARGES AND DEDUCTIONS – Annual Portfolio Expenses
Optional benefits available for an additional charge (for a single optional benefit, if elected)[3]	0.25%	0.35%	CHARGES AND DEDUCTIONS – Optional Benefit Expenses

1 As a percentage of Accumulation Value after the Surrender Charge
Period for the initial premium (Minimum Base Contract Charge) and as a percentage of Adjusted Premium Payments during the Surrender
Charge Period for the initial premium (Maximum Base Contract Charge plus a percentage attributable to the Annual Policy Service Charge).
2 As a percentage of average net Portfolio assets. The range in fees and expenses is for the year ended December 31, 2025 and will change from year to year.
3As an annualized percentage of the ADBR Reset Value.
*Applicable fees may vary depending on purchase date. See FEE
TABLE.

Because your policy is customizable, the choices you make affect how much you will pay. To help you understand the cost of owning your policy, the following table shows the lowest and highest cost you could pay each year, based on current charges. This estimate assumes that you do not take withdrawals from the policy, which could add surrender charges that substantially increase costs.

LOWEST ANNUAL COST $1,413.26	HIGHEST ANNUAL COST $2,731.83

Assumes:
•Investment of $100,000
•5% annual appreciation
•Least expensive combination of
Base Contract Charges and
Portfolio fees and expenses
•No optional benefits
•No sales charges
•No additional purchase
payments, transfers or
withdrawals

Assumes:
•Investment of $100,000
•5% annual appreciation
•Most expensive combination of
Base Contract Charges,
optional benefits, and Portfolio
fees and expenses
•No sales charges
•No additional purchase
payments, transfers or
withdrawals

	RISKS	LOCATION IN PROSPECTUS
Is There a Risk of Loss from Poor Performance?	Yes. You can lose money by investing in this policy.	PRINCIPAL RISKS OF INVESTING IN THE POLICY
Is This a Short-Term Investment?
No. This policy is not designed for short-term investing and is not appropriate for an investor who readily needs access to cash.
Surrender charges apply for up to the first nine Policy Years. They will reduce the value of your policy if you withdraw money during that time.
Withdrawals may also be subject to federal and state income taxes and tax penalties. The benefits of tax deferral and living benefit protections also mean the policy is more beneficial to investors with a long time horizon.
PRINCIPAL RISKS OF INVESTING IN THE POLICY

What Are the Risks Associated with the Investment Options?
•An investment in this policy is subject to the risk of poor investment performance and can vary depending on the performance of the variable investment options (e.g., Portfolios) and guaranteed options
(e.g., the Fixed Account and DCA Advantage Account) you choose.
•Each investment option, including the Fixed Account and DCA
Advantage Account, has its own unique risks.
•You should review the prospectuses for the available Portfolios and the description in this prospectus of the Fixed Account and the DCA
Advantage Account before making an investment decision.
PRINCIPAL RISKS OF INVESTING IN THE POLICY
What Are the Risks Related to the Insurance Company?
An investment in the policy is subject to the risks related to NYLIAC, including that any obligations, guarantees, and benefits of the policy are subject to the claims-paying ability of NYLIAC. If NYLIAC experiences financial distress, it may not be able to meet its obligations to you. More information about NYLIAC is available upon request from
NYLIAC by calling the VPSC at 1-800-598-2019.
PRINCIPAL RISKS OF INVESTING IN THE POLICY
	RESTRICTIONS	LOCATION IN PROSPECTUS
Are There Limits on the Investment Options?
Yes.
•We limit the number of Investment Divisions you may choose. You may allocate premium payments and Accumulation Value to up to 18 separate Investment Divisions, plus the Fixed Account and DCA
Advantage Account, some of which may not be available under your policy.
•We reserve the right to charge $30 for each transfer when you transfer money between Investment Divisions in excess of 12 times in a Policy Year.
•Additional restrictions apply with respect to transfers to and from the
Fixed Account and DCA Advantage Account.
•We reserve the right to limit transfers in circumstances of frequent transfers or to prevent market timing.
•We reserve the right to remove, close, or substitute Portfolios as investment options that are available under the policy.
THE POLICIES—Policy Application and Premium Payments, Transfers, and Limits on Transfers NYLIAC AND THE SEPARATE ACCOUNTS— Additions, Deletions, or Substitutions of Investments
Are There Restrictions on Policy Benefits?
Yes.
•Certain optional benefits may limit withdrawals or other rights under the policy.
•Under certain benefits, a withdrawal could reduce the value of a benefit by more than the dollar amount of the withdrawal and/or could terminate the benefit.
•You are required to have a minimum Accumulation Value for some optional benefits.
•We may modify or discontinue an optional benefit at any time.
•Some optional benefits cannot be cancelled without surrendering your policy.
DESCRIPTION OF BENEFITS

	TAXES	LOCATION IN PROSPECTUS
What are the Policy’s Tax Implications?
•Consult with a tax professional to determine the tax implications of an investment in, withdrawals from and surrenders of this policy.
•If you purchase the policy through a tax-qualified plan or individual retirement account (IRA), such plan or IRA already provides tax deferral under the Code and there are fees and charges in an annuity that may not be included in such other investments. Therefore, the tax deferral of the policy does not provide additional benefits.
•Premiums that are made on a pre-tax basis as well as earnings on your policy are taxed at ordinary income tax rates when you withdraw them, and you may have to pay a 10% penalty tax if you take a withdrawal before age 59½.
FEDERAL TAX MATTERS
	CONFLICTS OF INTEREST	LOCATION IN PROSPECTUS
How are Investment Professionals Compensated?
Your registered representative may receive compensation for selling this policy to you, in the form of commissions, asset-based
compensation, allowances for expenses, and other compensation programs. Your registered representative may have a financial incentive to offer or recommend this policy over another investment.
DISTRIBUTION AND COMPENSATION ARRANGEMENTS
Should I Exchange My Policy?
Your registered representative may have a financial incentive to offer you a new policy in place of the one you own. You should consider exchanging your policy if you determine, after comparing the features, fees, risks of both policies, and any fees or penalties to terminate the existing policy, that it is in your best interest to purchase the new policy rather than continue to own your existing policy.
THE POLICIES – Tax-Free Section 1035 Exchanges; Selecting the Variable Annuity That’s Right for You

Fee Table

The following tables describe the fees and expenses that you will pay when buying, owning, making withdrawals from, or surrendering the policy. Please refer to your Policy Data Page for information about the specific fees you will pay each year based on the options you have elected.
The first table describes the fees and expenses that you will pay at the time that you buy the policy, surrender, or make withdrawals from the policy, or transfer Accumulation Value between investment options. State premium taxes may also be deducted.
Transaction Expenses
Surrender Charges (as a percentage of amount withdrawn). Applied to amounts in excess of the Surrender Charge Free Amount that you may withdraw each Policy Year. For the surrender charge schedule applicable for policies issued in New York with an application signed on or after November 13, 2023, see APPENDIX 3 – State Variations.
Policy Year	1	2	3	4	5	6	7	8	9	10+
Surrender Charge	7.00%	7.00%	7.00%	6.00%	5.00%	4.00%	3.00%	2.00%	1.00%	0.00%

Other Transaction Charges	Guaranteed Maximum Charge	Current Charge
Transfer Fee (charged for transfers in excess of 12 in a Policy Year)	$30	$0
Payments Returned for Insufficient Funds	$20	$0
Loan Processing Fee (TSA Plans only)	$25	$0
The next table describes the fees and expenses that you will pay each year during the time that you own the policy (not including Portfolio fees and expenses).
If you choose to purchase an optional benefit, you will pay additional charges, as shown below.

Annual Policy Expenses
Base Contract Charges (Without Optional Benefits)
	Policies with Accumulation Value-based Base Contract Charges[1]		Policies with Premium-based Base Contract Charges[2]
Administrative Expense[3]	$30		$30
Base Contract Expenses[4] for Policies applied for on or after May 1, 2016	Guaranteed Maximum Charge	Current Charge	Guaranteed Maximum Charge	Current Charge
	1.35% (During the Surrender Charge Period)	1.30% (During the Surrender Charge Period)	1.55% (During the Surrender Charge Period)	1.40% (During the Surrender Charge Period)
	1.15% (After the Surrender Charge Period)	1.10% (After the Surrender Charge Period)	1.35% (After the Surrender Charge Period)	1.20% (After the Surrender Charge Period)
Base Contract Expenses[4] for Policies applied for before May 1, 2016	Guaranteed Maximum Charge	Current Charge	Guaranteed Maximum Charge	Current Charge
	1.35% (During the Surrender Charge Period)	1.35% (During the Surrender Charge Period)	1.55% (During the Surrender Charge Period)	1.55% (During the Surrender Charge Period)
	1.15% (After the Surrender Charge Period)	1.15% (After the Surrender Charge Period)	1.35% (After the Surrender Charge Period)	1.35% (After the Surrender Charge Period)
1
As an annualized percentage of daily Variable Accumulation Value.
2
As an annualized percentage of Adjusted Premium Payments.
3
We call this fee the “Annual Policy Service Charge” in your policy and elsewhere in the prospectus. This fee is waived for policies that have $50,000 or more of Accumulation Value on a given Policy Anniversary.
4
We call this the “Mortality and Expense Risk and Administrative Costs Charge (M&E)” in your policy and elsewhere in this prospectus.
Optional Benefit Expenses
Annual Death Benefit Reset Rider Applied for After May 1, 2016	Guaranteed Maximum Charge	Current Charge
(calculated as an annualized percentage of the ADBR Reset Value as of the last Policy Anniversary (or as of the Policy Date if within the first Policy Year), deducted on a quarterly basis; for a detailed explanation of the term “ADBR Reset Value,” see “DESCRIPTION OF BENEFITS – Annual Death Benefit Reset (ADBR) Rider”).	1.00%	0.25%

Annual Death Benefit Reset Rider Applied for Before May 1, 2016	Guaranteed Maximum Charge	Current Charge
(calculated as an annualized percentage of the ADBR Reset Value as of the last Policy Anniversary (or as of the Policy Date if within the first Policy Year), deducted on a quarterly basis; for a detailed explanation of the term “ADBR Reset Value,” see “DESCRIPTION OF BENEFITS––Annual Death Benefit Reset (ADBR) Rider”).	1.00%	0.30% (if the oldest Owner was age 65 or younger when the policy was issued)
		0.35% (if the oldest Owner was age 66 to 75 inclusive when the policy was issued)
The next table shows the minimum and maximum total operating expenses charged by the Portfolios that you may pay periodically during the time that you own the policy. The expenses may change over time and may be higher or lower in the future. A complete list of Portfolios available under the policy, including their annual expenses, may be found in APPENDIX 1.
Annual Portfolio Expenses
	Minimum	Maximum
Expenses that are deducted from the Portfolio assets, including management fees, distribution and/or service (12b-1) fees, and other expenses.[1]
Before fee waivers and expense reimbursements	0.37%	1.45%
After fee waivers and expense reimbursements[2]	0.28%	1.45%
1
Shown as a percentage of average net assets for the fiscal year ended December 31, 2025.
2
Fee waivers and expense reimbursements are expected to continue through April 30, 2027 and may be terminated at any time thereafter at the option of the Portfolio company.
Example
This Example is intended to help you compare the cost of investing in the Investment Divisions with the cost of investing in other annuity contracts that offer variable options. These costs include transaction expenses, annual policy expenses and Annual Portfolio Expenses.
These Examples assume all Accumulation Value is allocated to the Investment Divisions. Your costs could differ from those shown below if you invest in the Fixed Account or the DCA Advantage Account.
These Examples assume that you invest $100,000 in the Investment Divisions for the time periods indicated. The Examples also assumes that your investment has a 5% return each year, and assumes the most expensive combination of Base Contract Charges, Annual Portfolio Expenses and optional benefits for an additional charge.* Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Policies applied for on or after May 1, 2016:

	Years
	1 yr	3 yr	5 yr	10 yr
If you surrender your policy at the end of the applicable time period:	$9,525.32	$16,160.39	$21,072.13	$33,596.85
If you annuitize at the end of the applicable time period:	$9,525.32	$9,495.60	$16,129.52	$33,596.85
If you do not surrender your policy:	$3,106.00	$9,495.60	$16,129.52	$33,596.85
*Assumes you have elected a policy with premium-based Base Contract charges with the ADBR.
Policies applied for before May 1, 2016:
	Years
	1 yr	3 yr	5 yr	10 yr
If you surrender your policy at the end of the applicable time period:	$9,821.88	$16,964.61	$22,295.11	$35,471.40
If you annuitize at the end of the applicable time period:	$9,821.88	$10,357.04	$17,417.27	$35,471.40
If you do not surrender your policy:	$3,422.50	$10,357.04	$17,417.27	$35,471.40
*Assumes you have elected a policy with premium-based Base Contract charges with the ADBR.

Principal Risks of Investing in the Policy

This section is intended to summarize the principal risks of investing in the policy.
Market Risk.You can lose money by investing in this policy, including loss of principal. An investment in this policy is subject to the risk of poor investment performance and can vary depending on the performance of the Allocation Options you choose. You bear the risk of any decline in your policy’s value resulting from the performance of the Portfolios you have chosen. Amounts allocated to a Portfolio or an Asset Allocation Model are subject to the risks inherent in the securities markets and, specifically, to price fluctuations in the Portfolio’s investments. Each investment option (including the Fixed Account) has its own unique risks. For more information about the risks of investing in a particular Portfolio, see that Portfolio's prospectus, which can be found online at https://dfinview.com/NewYorkLife/TAHD/flex-iii. You can also request this information at no cost by calling the VPSC at 1-800-598-2019 or by sending an email request with your name and mailing address to FlexIIIProspectus@newyorklife.com. You should review the prospectuses for the available Portfolios before making an investment decision.
Early Withdrawal Risk.This policy is not designed for short-term investing and is not appropriate for an investor who needs ready access to cash. Surrender charges apply for up to the first nine Policy Years. They will reduce the value of your policy if you withdraw money during that time. Withdrawals could substantially reduce or even terminate the benefits available under the policy. Withdrawals may also be subject to federal and state income taxes, and tax penalties if the withdrawal is made before the owner attains age 59½. The benefits of tax deferral and the policy’s living benefit protections also mean the policy is better for investors with a long time horizon.
Policy Benefits Risk.Certain benefits under the policy are contingent on several conditions being met. If those conditions are not met you may not realize a benefit from the policy or the optional benefits for which you have been charged a fee. For example:
●
You may need to take withdrawals which have the potential to substantially reduce or terminate the Standard Death Benefit available under the policy. Withdrawals could reduce the value of the Standard Death Benefit by more than the dollar amount of the withdrawal.
●
The Future Income Rider allows you to purchase a future stream of guaranteed income, however there are limits as to the amount of future income that can be purchased and you are subject to an initial waiting period. Additionally, you must make all purchases at least two years before the Future Income Start Date or annuitization of the base policy, whichever comes first.
●
The Annual Death Benefit Reset Rider only provides a benefit if your policy value increases over time. In addition, withdrawals will reduce the value of the benefits in proportion to the amount of the withdrawal relative to the total policy value at the time of the withdrawal. Accordingly, under certain circumstances, a withdrawal could reduce the value of the ADBR benefit by more than the dollar amount of the withdrawal.
●
The Living Needs Benefit/Unemployment Rider only provides a benefit after the policy has been in force for at least one year and only if a Qualifying Event occurs, and requires a minimum Accumulation Value of $5,000.
●
The Waiver of Surrender Charges for Home Health Care Qualifying Event Rider only provides a benefit if you are 76 or older when you purchase the policy and if you receive Home Health Care Services from a Home Health Care Provider for at least 60 days during the 6 months immediately prior to requesting a partial withdrawal or surrender.
Alternatives to the Policy.Other policies or investments may provide more favorable returns or benefits than the policy and may have lower fees and expenses.
Policy Changes and Investment Restrictions Risk.We reserve the right to limit transfers, and we reserve the right to charge $30 for each transfer when you transfer money to or from the Investment Divisions and the Fixed Account more than 12 times in a Policy Year. We also reserve the right to terminate certain policy features such as dollar cost averaging, Automatic Asset Rebalancing, Asset Allocation Models and Interest Sweep.
We may impose limits on the minimum and maximum amounts that you may invest in the policy or other transaction limits that may limit your use of the policy. In addition, we reserve the right to remove Investment Divisions or substitute Portfolios as investment options that are available under the policy.

Potentially Harmful Transfer Activity.This policy is not designed as a vehicle for market timing. Accordingly, your ability to make transfers under the policy is subject to limitation if we determine, in our sole opinion, that the exercise of that privilege may disadvantage or potentially hurt the rights or interests of other policyowners. We have limitations and restrictions on transfer activity, which we apply to all owners of the policy without exception. (See “THE POLICIES–Limits on Transfers” for more information.) We cannot guarantee that these limitations and restrictions will be effective in detecting and preventing all transfer activity that could potentially disadvantage or hurt the rights or interests of other policyowners. Potentially harmful transfer activity could result in reduced performance results for one or more Investment Divisions, due to among other things:
●
Portfolio management decisions driven by the need to maintain higher than normal liquidity or the inability to sustain an investment objective;
●
Increased administrative and Fund brokerage expenses; and/or
●
Dilution of the interests of long-term investors.
A Portfolio may reject any order from us if it suspects potentially harmful transfer activity, thereby preventing us from implementing your Request for a transfer. (See “THE POLICIES–Limits on Transfers” for more information on the risks of frequent trading.)
Change in Fees and Charges Risk.Deduction of policy fees and charges (including surrender charges), and optional benefit fees, may result in loss of principal. We reserve the right to increase the fees and charges under the policy and optional benefits up to the maximum guaranteed fees and charges stated on your Policy Data Page.
The amount of premium-based M&E Charges assessed to your policy will be unaffected by fluctuations in market performance. In a rising market, the premium-based M&E Charge structure will benefit the policyowner because the premium-based M&E Charge, when calculated as a percentage of separate account assets, will be reduced. In a flat or declining market, the premium-based M&E Charge structure will result in an increase in the charge when calculated against separate account assets. The amount of Accumulation Value-based M&E Charges assessed to your policy will be affected by fluctuations in market performance. However, the Accumulation Value-based M&E Charge structure may be more advantageous in a flat or declining market and disadvantageous in a rising market.
Change in Rates Risk.The rate we declare for the Fixed Account may be lower than you would find acceptable. The crediting rate that we declare for the DCA Advantage Account may be lower than what you would find acceptable.
Adverse Tax Consequences.There are a number of tax risks that may arise in connection with purchasing the policy. These risks include: (1) the possibility that the Internal Revenue Service (“IRS”) may interpret the rules that apply to variable annuities in a manner that could result in you being treated as the owner of your policy’s pro rata portion of the assets of the Separate Account; (2) the possibility that the IRS may take the position that the policy does not qualify as an annuity for federal tax purposes resulting in the loss of favorable tax treatment accorded your policy; and (3) the possibility of a change in the present federal income tax laws that apply to your policy, or of the current interpretations by the IRS, which may change from time to time without notice, and could have retroactive effects regardless of the date of enactment or publication, as the case may be.
Insurance Company Risks.Any obligations (including those of the Fixed Account), guarantees, and benefits of the policy are subject to the claims-paying ability of NYLIAC. If NYLIAC experiences financial distress, it may not be able to meet its obligations to you. More information about NYLIAC is available upon request from NYLIAC by calling the VPSC at 1-800-598-2019.
Risks Affecting our Administration of Your Policy.NYLIAC’s business activity and operations, and/or the activities and operations of our service providers and business partners, are subject to certain risks, including, those resulting from information systems failures, cyberattack/ransomware, or current or future outbreaks of infectious diseases, viruses (including COVID-19), epidemics or pandemics (“serious infectious disease outbreaks”). These risks are common to all insurers and financial service providers and may materially impact our ability to administer the policy (and to keep policyowner information confidential). (See “ADDITIONAL INFORMATION ABOUT RISKS (Non-Principal Risks)” for more information.)

Contacting NYLIAC

Where do I send written service requests?
Certain service requests, including but not limited to death benefit claims and surrenders, are required to be in writing.
All written service requests (except for subsequent premium payments and loan repayments) must be sent to the NYLIAC Variable Products Service Center (“VPSC”) at one of the following addresses:
	Regular Mail	Express Mail
	NYLIAC Variable Products Service Center Madison Square Station P.O. Box 922 New York, NY 10159	NYLIAC Variable Products Service Center 51 Madison Avenue Floor 3B, Room 0304 New York, NY 10010
Death Claim forms may also be submitted to	Regular Mail
New York Life P.O. Box 130539 Dallas, TX 75313–0539
Subsequent premium payments and loan repayments should be sent to the VPSC at one of the following addresses (acceptance of subsequent premium payments is subject to our Sales Standards):
	Regular Mail	Express Mail
Subsequent Premium Payments and loan repayments	NYLIAC 75 Remittance Drive Suite 3021 Chicago, IL 60675–3021	NYLIAC 5450 N Cumberland Avenue Suite 100 Chicago, IL 60656-1422
Written service requests will be effective as of the Business Day they are received in Good Order at the VPSC at one of the addresses listed above.
Faxed and e-mailed requests are not currently accepted, however, we reserve the right to accept them at our discretion. All service requests must be in Good Order. Please review all service request forms carefully and provide all required information that is applicable to the transaction. If your request is not in Good Order, we will not process it. We will make every reasonable attempt to notify you in writing of this situation. It is important that you inform NYLIAC of an address change so that you can receive important policy statements and other information.
How do I contact NYLIAC or Submit Service Requests by Telephone or Online?
a. By Telephone:
Certain service requests, including but not limited to obtaining current unit values may be made by telephone. You may reach our customer service representatives at 1-800-598-2019 on Business Days between the hours of 9:00 a.m. and 6:00 p.m. (Eastern Time).
b. Online:
Certain service requests, including but not limited to, transferring assets between Allocation Options and e-mailing the Registered Representative, may be made online. For online requests please visit www.newyorklife.com or the New York Life Mobile Application (“mobile application” or “mobile app”), available for download on the Apple App Store and Google Play Store, and enter your username and password. (See “THE POLICIES—Online Service at www.newyorklife.com and through the New York Life Mobile Application”).
We make online services available at our discretion. In addition, availability of online services may be interrupted temporarily at certain times. We do not assume responsibility for any loss if the online service should become unavailable. E-mail inquiries that are non-transactional may be sent through www.newyorklife.com or the mobile application once they have passed all security protocols to identify the policyowner.
NYLIAC is not liable for any loss, cost or expense for action on instructions from authorized third parties which are believed to be genuine in accordance with our procedures. (See “THE POLICIES—Third Party and Registered Representative Actions”). You are responsible for and bear the consequence of their instructions and other actions, including exceeding any limits on transfers, taken by parties acting on your behalf. Transfer requests received after the close of regular trading on the New York Stock Exchange, generally 4:00 p.m. Eastern Time, or received on a non-Business Day, will be priced as of the next Business Day.
NYLIAC And The Separate Accounts

New York Life Insurance and Annuity Corporation
The obligations under the policies (including Fixed Account and DCA Advantage Account obligations, death benefits, living benefits, or other benefits available under the policy) are obligations of NYLIAC and are subject to NYLIAC’s claims-paying ability and financial strength. NYLIAC’s business address is 51 Madison Avenue, New York, NY 10010.
The Separate Accounts
Separate Account III and Separate Account IV are segregated asset accounts we established to receive and invest premium payments paid under the policies and allocated to the Investment Divisions. The Investment Divisions, in turn, purchase shares of Portfolios.
Although the assets of the Separate Accounts belong to NYLIAC, these assets are held separately from our other assets. The Separate Accounts’ assets may not be used to pay any liabilities of NYLIAC (except to the extent that assets in the Separate Accounts exceed the reserves and other liabilities of that Separate Account). The income, capital gains, and capital losses credited to, or charged against the Separate Accounts reflect the Separate Account’s own investment experience and not the investment experience of NYLIAC’s other assets. Therefore, the investment performance of the Separate Accounts is entirely independent of the investment performance of the Fixed Account, the DCA Advantage Account and any other separate account of NYLIAC.
NYLIAC is obligated to pay all amounts promised to investors under the policies.
Separate Account III and Separate Account IV are each divided into Investment Divisions, some of which may not be available under your policy. Premium payments allocated to the Investment Divisions are invested solely in the corresponding Portfolios of the relevant Fund. The Portfolios in which the Investment Divisions currently invest are listed in APPENDIX 1 of this Prospectus.
The Portfolios
The assets of each Portfolio are separate from the others, and each Portfolio has different investment objectives and policies. As a result, each Portfolio operates as a separate investment fund, and the investment performance of one Portfolio has no effect on the investment performance of any other Portfolio. You can make or lose money in any of the Investment Divisions. Accumulation Value allocated to the Investment Divisions (including the Asset Allocation) will vary based on the investment experience of the corresponding Portfolio in which the Investment Division invests. There is a risk of loss of the entire amount invested. Portfolios described in this Prospectus are different from portfolios that may have similar names but are available directly to the general public. The funds available directly to the general public may have the same adviser, same name, same investment objectives and policies, and substantially similar portfolio securities, but the investment performance may not be the same.
We offer no assurance that any of the Portfolios will attain their respective stated objectives.
The Portfolios also may make their shares available to certain other separate accounts funding variable life insurance policies offered by NYLIAC. This is called “mixed funding.” The Portfolios also may make their shares available to separate accounts of insurance companies unaffiliated with NYLIAC. This is called “shared funding.” Although we do not anticipate any inherent difficulties arising from mixed and shared funding, it is theoretically possible that, due to differences in tax treatment or other considerations, the interests of owners of various policies participating in a certain Portfolio might at some time be in conflict. In the event that any material conflicts arise from the use of the Portfolios for mixed and shared funding, we could be required to withdraw from a Portfolio. For more information about the risks of mixed and shared funding, please refer to the relevant Portfolio prospectus.
The Portfolios offered through this product are selected by NYLIAC based on several criteria, including asset class coverage, the strength of the manager’s reputation and tenure, brand recognition, performance, and the capability and qualification of each sponsoring investment firm. An affiliate of NYLIAC manages the NYLIM VP Funds Trust and that was a factor in its selection. Another factor that NYLIAC considers during the selection process is whether the Portfolio or an affiliate of the Fund will compensate NYLIAC for providing administrative, marketing, and support services that would otherwise be provided by the Portfolio, the Portfolio’s investment adviser, or its distributor.
We may receive payments or compensation from the Portfolios or their investment advisers, or from other service providers of the Portfolios (who may be affiliates of NYLIAC) in connection with administration, distribution, and other services we provide with respect to the Portfolios and their availability through the policies. These payments may be derived, in whole or in part, from the advisory fee charged by the Portfolio and deducted from Portfolio assets and/or from “Rule 12b-1” fees charged by the Portfolio and deducted from Portfolio assets. These payments are also a factor in our selection of Portfolios. NYLIAC may use these payments for any corporate purpose, including payment of expenses that NYLIAC and/or its affiliates incur in promoting, marketing, and administering the policies, and in its role as an intermediary of the Portfolios. Policyowners, through their indirect investment in the Portfolios, bear the costs of these fees.
The amounts we receive may be substantial, may vary by Portfolio, and may depend on how much policy value is invested in the particular Portfolio or Fund. NYLIAC and its affiliates may profit from these payments. Currently, we receive payments or revenue under various arrangements in amounts up to 0.40% annually of the aggregate net asset value of the shares of some of the Portfolios held by the Investment Divisions. We also receive compensation under various 12b-1 distribution services arrangements in amounts up to 0.25% annually of the aggregate net asset value of the shares of some of the Portfolios held by the Investment Divisions. The compensation that your registered representative receives remains the same regardless of which Investment Divisions you choose or the particular arrangements applicable to those Investment Divisions.
NYLIAC’s parent company, New York Life Insurance Company (“New York Life”), may also receive fixed dollar payments for marketing and education support services and for the participation of investment advisers and sub-advisers in training and educational meetings which includes the opportunity to discuss and promote their Funds.
The Portfolios, along with their respective name, type (e.g., large cap equity fund, bond fund, asset allocation fund), investment adviser (and any sub-adviser(s)), current expenses, and performance are listed in APPENDIX 1. More detailed information about the Portfolios is available in the prospectuses for the Portfolios, which may be amended from time to time and can be found online at https://dfinview.com/NewYorkLife/TAHD/flex-iii. You can also request this information at no cost by contacting your Registered Representative, calling the VPSC at 1-800-598-2019 or by sending an email with your name and mailing address to FlexIIIProspectus@newyorklife.com. You should read the Portfolios’ prospectuses before deciding how to allocate premium payments to an Investment Division corresponding to a Portfolio.
Asset Allocation Models
The Asset Allocation Model program was discontinued as of May 1, 2020. As of May 1, 2020, you may not select an Asset Allocation Model or transfer from one Asset Allocation Model to another Asset Allocation Model. If any portion of your Accumulation Value is currently allocated to an Asset Allocation Model, you may continue to allocate all or a portion of your premium payments to such model. We will not reallocate your Accumulation Value or change your premium allocation instructions in response to these changes unless you direct us to do so. If, however, you transfer your entire allocation out of an Asset Allocation Model, you will not be able to transfer back into that model or transfer to any other Asset Allocation Model.
Information for Policyowners Currently Allocated to an Asset Allocation Model
Each Asset Allocation Model was designed to seek to achieve a different investment objective. The Asset Allocation Models are general in nature and are not tailored or personalized for you. The Asset Allocation Models are static but gains and/or losses from the Portfolios in a model will cause the model’s original percentages to shift. However, amounts allocated to a model will be rebalanced to reflect the model’s original percentages using the policy’s Automatic Asset Rebalancing (“AAR”) feature, unless you opted not to have AAR applied to your policy. (See “DESCRIPTION OF BENEFITS—Automatic Asset Rebalancing” for more information.)
In addition, the Investment Divisions and allocation percentages for your model could change due to events such as mergers, substitutions, liquidations or closures. We will notify you in writing of any such events and seek your instructions on how you want your Accumulation Value or premium payments reallocated.
If you wish to keep your policy’s Accumulation Value allocated to an Asset Allocation Model, you should consult with your registered representative, who can help you evaluate whether it continues to be suitable and appropriate for you in light of your financial situation, risk tolerance, time horizon and investment objectives. While the Asset Allocation Models can facilitate asset allocation discussions and decisions between you and your registered representative, we have no discretionary authority or control over your investment decisions.
Rebalancing can cause the Investment Divisions that make up a model to need to undertake efforts to raise cash for money flowing out of the Portfolios or vice versa. In order to raise cash, those Portfolios may need to sell assets at prices lower than otherwise expected, which can hurt Portfolio share prices. Moreover, large outflows of money from the Portfolios may increase the expenses attributable to the assets remaining in the Portfolios. These transactions and expenses can adversely affect the performance of the relevant Portfolios and of the Asset Allocation Models. In addition, these inflows and outflows may cause a Portfolio to hold a large portion of its assets in cash, which could detract from the achievement of the Portfolio’s investment objective, particularly in periods of rising market prices. For additional information regarding the risks of investing in a particular Portfolio, see that Portfolio’s prospectus.
Asset allocation does not guarantee that your Accumulation Value will increase or protect against losses in a declining market. Tools used to assess your risk tolerance, such as the Client Profile, could be less effective if your circumstances change over time. In addition, an Asset Allocation Model may not perform as intended. Therefore, it may not achieve its investment objective or reduce volatility. When considering whether to remain in an Asset Allocation Model, you should consider your other assets, income and investments in addition to this policy. An Asset Allocation Model may perform better or worse than any single investment option or any other combination of investment options. In addition, the timing of your investment and any rebalancing may affect performance. For additional information regarding the risks of investing in a particular Portfolio within the Asset Allocation Model, see that Portfolio’s prospectus.
Conflicts of Interest Relating to the Asset Allocation Models
The Asset Allocation Models were designed in 2018 on our behalf by an unaffiliated third-party investment adviser, Franklin Templeton Fund Adviser, LLC (“FTFA”), an indirect, wholly-owned subsidiary of Franklin Resources, Inc. (“Franklin Resources”). FTFA’s affiliated subadviser, Franklin Advisers, Inc. (successor by merger to QS Investors, LLC (“QS”)), selected the initial composition of each Model Portfolio. The models are referred to herein as the “QS Models.” The QS Models are no longer available for new investment. Earlier versions of the models were designed by New York Life Investment Management LLC, an affiliate of NYLIAC and the Investment Advisor to the NYLIM VP Funds Trust (the “NYL Models”). You can get information about each of the Asset Allocation Models by contacting your registered representative.
QS received a fee from NYLIAC to design the QS Models. While the QS Models were designed to offer you a convenient way to work with your registered representative in making allocation decisions, you should be aware that QS was subject to competing interests that may have influenced its design of the QS Models. For example, because QS and FTFA were affiliated with the LVIP ClearBridge Appreciation Fund, QS and FTFA may have benefited from including the LVIP ClearBridge Appreciation Fund in one or more of the QS Models. Payments from NYLIAC to FTFA and QS to design the QS Models may have also influenced QS in its selection of Investment Divisions affiliated with NYLIAC for inclusion in the models. QS considered many factors in selecting Investment Divisions for the QS Models, including, but not limited to, risk and return profile, prior investment performance and underlying fund fees.
New York Life Investment Management LLC (“New York Life Investments”) was also subject to competing interests that impacted the composition of the QS Models as well as its design of the NYL Models. For example, because New York Life Investments receives fees for advising the NYLIM VP Funds Trust, it benefits from the inclusion of a significant percentage of these Investment Divisions in the QS Models and NYL Models. NYLIM VP Investment Divisions represent such a significant percentage of the QS Models and the NYL Models because they constitute the majority of Investment Divisions offered with the policy and are prevalent among the low – and moderate – risk Investment Divisions that make up those models.
In addition, New York Life Investments may not have included certain non-proprietary Investment Divisions in the NYL Models because their investment profile (e.g., sector-specific concentration or shifting asset composition) was determined to be incompatible with the risk and return profile of those models. Finally, New York Life Investments may have included Investment Divisions in a NYL Model based on asset class exposure and they may have also been selected over Investment Divisions with better past investment performance or lower fees.
As noted above, we receive payments or compensation from the Portfolios or their Investment Advisers, or from other service providers of the Portfolios (who may be affiliates of NYLIAC) in connection with administration, distribution and other services that we provide with respect to the Portfolios and their availability through the policies. The amount of this revenue and how it is computed varies by Portfolio, may be significant, and may create conflicts of interest in the design of the QS Models and the NYL Models.
NYLIAC does not provide investment advice and does not recommend or endorse any Portfolios. NYLIAC is not responsible for choosing the Investment Divisions or the amounts allocated to each. You are responsible for determining that these decisions are appropriate for your own individual circumstances and your investment goals, financial situation, and risk tolerance. Decisions regarding investment allocations should be carefully considered. You bear the risk of any decline in the value of your policy resulting from the performance of the Portfolios you have chosen.
You should consult with your registered representative to determine which combination of investment options is most appropriate for you, and periodically review your choices.
Certain portfolios, generally referred to as “funds of funds” or “master-feeder arrangements,” may invest all or substantially all their assets in portfolios of other funds. In such case, you will indirectly pay fees and expenses at both portfolio levels, which would reduce your investment return.
Hedging strategies may be employed by certain portfolios to attempt to provide downside protection during sharp downward movements in equity markets. The cost of these strategies could limit the upside participation of the portfolio in rising equity markets relative to other portfolios.
So-called “alternative” investment strategies may also be used by certain portfolios, which may involve non-traditional asset classes. These alternative investment strategies may be riskier than more traditional investment strategies and may involve leverage or use complex hedging techniques, such as options and derivatives. These may offer potential diversification benefits beyond traditional investment strategies.
Investment decisions should be based on a thorough investigation of all the information regarding the Portfolios that are available to you, including each Portfolio’s prospectus, statement of additional information, and annual and semi-annual reports. Other sources, such as the Portfolio’s website, provide more current information, including information about any regulatory actions or investigations relating to a Fund or Portfolio. After you select Portfolios for your initial premium, you should monitor and periodically re-evaluate your allocations to determine if they are still appropriate.
Money Market Fund Fees
The SEC has adopted rules that provide that all money market funds can impose liquidity fees under certain circumstances. All government money market funds are permitted to impose discretionary liquidity fees, up to 2% of the amount redeemed, under circumstances where mandatory liquidity fees do not apply and the fund board determines that the fee is in the best interest of the fund. These discretionary fees can be imposed based on the liquidity of the fund's assets, redemptions, and other factors. Liquidity fees could be applied to all policy transfers, surrenders, partial withdrawals and benefit payments from that portfolio.
All types of money market funds can impose these fees, but government money market funds (that invest at least 99.5% of their assets in cash, U.S. government securities and/or repurchase agreements that are secured by cash or government securities) are less likely to impose fees. Nevertheless, there remains a possibility that a government money market fund such as the NYLIM VP U.S. Government Money Market Portfolio could impose such fees, which could be applied to all policy transfers, surrenders, withdrawals and benefit payments from the portfolio.

The Franklin Templeton Model Portfolios – Conflicts of Interest
The Franklin Templeton Model Portfolio Funds (the “Model Portfolios”) were created on our behalf by an unaffiliated third-party investment manager, Franklin Templeton Fund Adviser, LLC (“FTFA”). FTFA, an indirect wholly-owned subsidiary of Franklin Resources, Inc., created the Model Portfolios for the exclusive use of NYLIAC’s variable annuity and variable life insurance policyowners. Each Model Portfolio, itself an eligible Portfolio, will actively invest in multiple other funds of various asset classes and strategies (the “Underlying Funds”), to seek to achieve a different investment objective depending on the risk tolerance for the particular Model Portfolio.
The Underlying Funds available to the Model Portfolios for investment are comprised primarily of the initial class or similar shares of the Portfolios available under your policy (except for (i) Portfolios that are themselves, funds of funds, and (ii) Portfolios that did not agree to sell their shares to the Model Portfolios). However, the Model Portfolios may also invest in noninsurance-dedicated mutual funds and ETFs.
FTFA’s affiliated subadviser, Franklin Advisers, Inc. (“Franklin Advisers”), selected the initial composition of each Model Portfolio. Thereafter, Franklin Advisers manages the Model Portfolios, evaluating assets on a frequent basis and making changes to the investments of the Model Portfolios as deemed necessary. To the extent that NYLIAC adds, deletes, closes or substitutes the Portfolios available under your policy, the composition of the Underlying Funds available to the Model Portfolios for investment will likewise change. FTFA and Franklin Advisers have sole discretion relating to investment by the Model Portfolios in the Underlying Funds. Neither NYLIAC, nor its parent company, affiliates, or subsidiaries have input into the investment decisions of FTFA and/or Franklin Advisers. For additional information regarding the risks of investing in a Model Portfolio, see that Model Portfolio's prospectus.
For providing certain administrative support to FTFA and Franklin Advisers, Franklin Distributors, LLC (“Franklin Distributors”), the distributor of the Model Portfolios, compensates NYLIAC based on the aggregate net asset value of the shares of the Model Portfolios held by the Separate Account and other NYLIAC separate accounts (the “NYLIAC Separate Accounts”). NYLIAC also receives Rule 12b-1 fees from Franklin Distributors, which are deducted from the assets of certain share classes of the Model Portfolios. For administrative services that NYLIAC performs with respect to NYLIAC Separate Account assets invested in the Model Portfolios and allocated to the Underlying Funds, NYLIAC receives compensation from the Underlying Funds or their investment advisers, or from other service providers of the Underlying Funds based on the aggregate net asset value of the Underlying Fund shares held by the Model Portfolios and attributable to investment by the NYLIAC Separate Accounts. The fees paid by the Underlying Funds for such services are paid at the same annual rate and fee schedule as the fees paid by the Underlying Funds for administrative services with respect to net assets of the Portfolios held directly by the NYLIAC Separate Accounts. (See “NYLIAC AND THE SEPARATE ACCOUNTS—The Portfolios” for more information about these payments).
The payments described above are a factor in our selection of the Portfolios, which in turn, are available to the Model Portfolios for investment. Policyowners, through their direct investment in the Model Portfolios and their indirect investment in the Underlying Funds, bear the costs of these fees. However, only FTFA and Franklin Advisers will determine the portion of the Model Portfolios’ assets, if any, that are invested in particular Underlying Funds. FTFA and Franklin Advisers receive no payments from the Underlying Funds in connection with an investment by the Model Portfolios (except to the extent described below), nor do they know the terms of the payment arrangements (if any) between the unaffiliated Underlying Funds and NYLIAC.
FTFA and Franklin Advisers are also subject to competing interests that may influence their investment decisions with respect to the Model Portfolios. For example, FTFA is the investment manager for both the Model Portfolios and certain of the available Underlying Funds, and receives a management fee from those funds. FTFA and Franklin Advisers, therefore, have an incentive to allocate a greater portion of a Model Portfolio’s assets to those funds rather than to unaffiliated funds.
As noted above, we receive payments or compensation from the Underlying Funds or their investment advisers, or from other service providers of the Underlying Funds (who may be affiliates of NYLIAC) in connection with administration, distribution and other services that we provide with respect to such Underlying Fund and their availability through the Model Portfolios. The amount of this revenue and how it is computed varies by each Underlying Fund, may be significant, and may create conflicts of interest in the selection of the Portfolios that are available to the Model Portfolios for investment.

Additions, Deletions, or Substitutions of Investments
NYLIAC retains the right, subject to any applicable law (including any required regulatory approval), to make additions to, deletions from, or substitutions for the Portfolio shares held by any Investment Division. NYLIAC reserves the right to eliminate the shares of any of the Portfolios and to substitute shares of another portfolio of a Fund, or of another registered open-end management investment company.
To the extent required by law, we will not make substitutions of shares attributable to your interest in an Investment Division until you have been notified of the change. This does not prevent the Separate Account from purchasing other securities for other series or classes of policies, or from processing a conversion between series or classes of policies on the basis of requests made by policyowners.
We may establish new Investment Divisions when we determine, in our sole discretion, that marketing, tax, investment, or other conditions so warrant. We will make any new Investment Divisions available to existing policyowners on a basis we determine. We may also eliminate one or more Investment Divisions, if we determine, in our sole discretion, that marketing, tax, investment, or other conditions warrant. Please note that any such changes could affect the performance of your investments.
In the event of any substitution or change in Investment Divisions, NYLIAC may, by appropriate endorsement, change the policies to reflect such substitution or change. We also reserve the right to: (a) operate the Separate Account as a management company under the Investment Company Act of 1940, (b) deregister it under such Act in the event such registration is no longer required, (c) combine it with one or more other separate accounts, and (d) restrict or eliminate the voting rights of persons having voting rights as to the Separate Account as permitted by law.
Reinvestment
We automatically reinvest all dividends and capital gain distributions from Portfolios in shares of the distributing Portfolio at their net asset value on the payable date.
The Policies

This is a flexible premium policy, which means additional premium payments can be made. The policy is issued based on the lives of individual Annuitants.
The policies are variable. This means that the Accumulation Value will fluctuate based on the investment experience of the Investment Divisions or available Asset Allocation Model you select, as well as the interest credited on the Fixed Account Accumulation Value and the DCA Advantage Account Accumulation Value. NYLIAC does not guarantee the investment performance of the Separate Account or of the Portfolios. You bear the entire investment risk with respect to amounts allocated to the Investment Divisions of the Separate Account or an Asset Allocation Model. We offer no assurance that the investment objectives of the Investment Divisions or an Asset Allocation Model will be achieved. Accordingly, amounts allocated to the Investment Divisions of the Separate Account or an Asset Allocation Model are subject to the risks inherent in the securities markets and, specifically, to price fluctuations in the Portfolios’ investments.
As the Owner of the policy, you have the right to (a) change a revocable Beneficiary, (b) name a new Owner (on Non-Qualified Policies only), (c) receive Income Payments, (d) name a Payee to receive Income Payments, and (e) transfer funds among the Investment Divisions. You cannot lose these rights. However, all rights of ownership cease upon your death.
The current policyowner of a Non-Qualified Policy has the right to transfer ownership to another person(s) or entity. To transfer ownership, the policyowner must complete our approved “Transfer of Ownership” form in effect at the time of the request. This change, unless otherwise specified by you, will take effect as of the date you signed the form, subject to any payment we made or action we took before we received the form in Good Order. When this change takes effect, all rights of ownership in the Policy will pass to the new Owner. Changing the Owner of the Policy does not change an Annuitant or any Beneficiary. Federal law requires all financial institutions to obtain, verify, and record information that identifies each person or entity that becomes the Owner of an existing policy. This means the new policyowner(s) will be required to provide their name, address, date of birth, and other identifying information. To complete a transfer of ownership, the new policyowner(s) may also be required to submit financial and suitability information to conform to our Sales Standards.

Certain provisions of the policies may be different than the general description in this Prospectus, and certain riders and options may not be available, because of legal requirements or restrictions in your state. See your policy for specific variations because any such state variations will be included in your policy or in riders or endorsements attached to your policy. See also "APPENDIX 3 – State Variations" for specific information that may be applicable for your state.
Selecting the Variable Annuity That’s Right for You
In addition to the policies described in this Prospectus, we offer other variable annuities, each having different features, fees, and charges. Your registered representative can help you decide which is best for you based on your individual circumstances, time horizon, and policy feature preferences.
The availability of optional policy features may increase the cost of the policy. Therefore, when selecting a policy, you should consider what policy features you plan to use within your variable annuity. You should also consider the different surrender charge period associated with each policy in light of the length of time you plan to hold your policy (i.e., your time horizon). If you intend to make multiple contributions to your policy over time, you may want to consider a surrender charge period that is based on the Policy Date. If you intend to make a single contribution or limited contributions over time, you may want to consider a policy with a surrender charge period that is based on each premium payment. In addition to the surrender charges, you should also evaluate the available policy features and the different fees associated with each of the features and of the policy.
If you are considering exchanging an annuity or life insurance policy that you already own for a policy described in this Prospectus, you should be aware that your registered representative could have a financial incentive to offer you a new policy in place of the one you own. NYLIAC has procedures in place designed to ensure that the purchase of a policy is in your best interest. You should only exchange your policy if you determine, after comparing the features, fees, risks of both policies, and any fees or penalties to terminate the existing policy, that it is better for you to purchase the new policy rather than continue to own your existing policy.
You should consider the investment objectives, risks, charges and expenses of an investment carefully before investing. Both the product and underlying fund prospectuses contain this and other information about the variable annuities and underlying investment options. Your registered representative can provide you with prospectuses for one or more of these variable annuities and the underlying funds. Please read the prospectuses carefully before investing.
Qualified and Non-Qualified Policies
We designed the policies primarily for the accumulation of retirement savings, and to provide income at a future date by annuitizing the policy or purchasing future income through the Future Income Rider, if available (See “DESCRIPTION OF BENEFITS - The Future Income Rider” below, for more information). We issue both Qualified and Non-Qualified Policies. Both types of policies offer tax-deferred accumulation. You may purchase a Non-Qualified Policy to provide for retirement income other than through a tax-qualified plan. You may purchase a Qualified Policy for use with any one of the tax-qualified plans listed below. Other tax-qualified plan types may be made available in the future. For more information, contact your registered representative.
(1)
TSAs purchased by employees of certain tax–exempt organizations and certain state–supported educational institutions, in each case in accordance with the employer’s plan document and/or applicable tax requirements (see “FEDERAL TAX MATTERS—Qualified Policies—Important Information Regarding Final Code Section 403(b) Regulations”). We are no longer accepting contributions or issuing new policies for ERISA 403(b) plans;
(2)
Section 408 or 408A Individual Retirement Annuities (IRAs), including: IRAs, Roth IRAs, SEP and SIMPLE IRAs; and
(3)    Section 457 Deferred Compensation Plans.
Please see “FEDERAL TAX MATTERS” for a detailed description of these plans.
If you are considering the purchase of a Qualified Policy or a Non–Qualified Policy to fund another type of tax– qualified retirement plan, such as a plan qualifying under Section 401(a) of the Code, you should be aware that this policy will fund a retirement plan that already provides tax deferral under the Code and there are fees and charges in an annuity that may not be included in other types of investments. Therefore, the tax deferral of the annuity does not provide additional benefits. However, this annuity is designed to provide certain payment guarantees and features other than tax deferral, some of which may not be available in other investments. These additional features and benefits include:
•
A Standard Death Benefit, as explained in this Prospectus.
•
The option for you to receive a guaranteed stream of Income Payments for life after you have owned the policy for one year.
•
The option to purchase a future income stream through a Future Income Rider, (not available for applications signed on or after May 1, 2017).
•
A Fixed Account that features a guaranteed fixed interest rate.
•
An optional Interest Sweep feature that automatically transfers interest earned on monies in the Fixed Account to Investment Divisions offered under the policy.
•
The flexibility to easily transfer money among Investment Divisions in the annuity managed by different investment managers and to have your investment mix automatically rebalanced periodically.
These features are explained in detail in this Prospectus. You should purchase this annuity with tax–qualified money because of the additional features the annuity provides and not for the tax deferral to which the tax–qualified plan is already entitled. You should consult with your tax or legal adviser to determine if the policy is suitable for your tax qualified plan. See APPENDIX 2 for more information about when the policy can be issued under certain types of qualified plans.
Policy Application and Premium Payments
To purchase a policy, you must complete an application. Your registered representative will submit your application, along with your initial premium payment, to us at one of our Service Centers (see “CONTACTING NYLIAC”). If the application is in Good Order, we will credit the initial premium payment to the Allocation Options you have selected within two Business Days after we receive it. If we cannot credit the initial premium payment within five Business Days after we receive it because the application is not in Good Order, we will contact you and explain the reason for the delay. Unless you consent to NYLIAC’s retaining the initial premium payment and crediting it as soon as the necessary requirements are fulfilled, we will refund the initial premium payment immediately; however, if you paid the initial premium by check, we can delay that refund payment until your check has cleared.
Acceptance of applications is subject to NYLIAC’s rules. We reserve the right to reject any application or initial premium payment. Generally, only one policyowner is named. If we issue a jointly owned policy, ownership rights and privileges under the policy must be exercised jointly and benefits under the policy will be paid upon the death of any joint owner. Acceptance of premium payments is subject to our Sales Standards.
You may allocate premium payments in up to 18 of the Investment Divisions, some of which may not be available under your policy, as well as the DCA Advantage Account and the Fixed Account. If in Good Order, we will credit subsequent premium payments to the policy at the close of the Business Day on which they are received by NYLIAC. You may increase or decrease the percentages of the premium payments (which must be in whole number percentages) allocated to each Allocation Option or the DCA Advantage Account at the time a premium payment is made. You must allocate a minimum of $2,000 to the DCA Advantage Account.
If your application is not in Good Order, we will contact you to get the missing information. We will not issue your policy until your application is in Good Order and you give us complete instructions about how to allocate your premium payment, including information about how to allocate the premium payment among the Allocation Options. We will apply any later premium payments according to the allocation instructions we have on file at the time of the premium payment.
Unless we permit otherwise, the minimum initial premium payment is $5,000 (or $2,500 plus $100 per month from a pre-authorized billing arrangement) for Non-Qualified Policies. For Qualified Policies, the minimum initial payment is $2,000, but we accept lower amounts in connection with a pre-authorized billing arrangement. For Pension/Keogh plans, the minimum initial premium is $10,000. Additional non-scheduled premium payments must be at least $500 for

Qualified Policies and Non-Qualified Policies, or such lower amount as we may permit at any time. Subsequent premium payments must be sent to NYLIAC at one of the addresses listed in the “CONTACTING NYLIAC” section of this Prospectus. We may agree to other methods of payment. The maximum aggregate amount of premium payments we accept without prior approval from NYLIAC is set forth on the Policy Data Page.
Unless we permit otherwise, the minimum initial premium payment for Qualified Policies is as follows:
(a)
for Code Section 403(b) Tax Sheltered Annuities (“TSAs”), a $2,000 single premium or $50 per month;
(b)
for IRAs and Roth IRAs, a $2,000 single premium or a $1,200 initial premium payment plus pre-authorized monthly deductions of $100 per month;
(c)
for deferred compensation plans, $50 per month;
(d)
for SEP plans, $2,000 initial premium payment or $50 per month if part of a pre-authorized billing arrangement; and
(e)
for SIMPLE IRAs, $2,000 initial premium payment or $50 per month if part of a pre-authorized billing arrangement.
For Qualified Policies you may not make premium payments in excess of the amount permitted by law for the plan indicated.
Additional premium payments can be made until 12 months after you reach age 80. The currently available methods of payment are direct payments to NYLIAC or any other method agreed to by us. The maximum aggregate amount of premium payments we accept is less than $2,000,000 without prior approval. NYLIAC reserves the right to limit the dollar amount of any premium payment.
Acceptance of subsequent premium payments is subject to our Sales Standards.
Accumulation (Savings) Phase
Crediting of Premium Payments
When you purchase your policy, you tell us how to allocate your premium payments. You can allocate a portion of each premium payment to one or more Investment Divisions, one Asset Allocation Model (if you are already allocated to such Model), the DCA Advantage Account, and/or the Fixed Account (if available). The minimum amount that you may allocate to any one Investment Division or the Fixed Account is $25. The minimum amount that you can allocate to an available Asset Allocation Model is $25 per Investment Division. You may also allocate all or a portion of each premium payment to the DCA Advantage Account. The minimum amount that you may allocate to the DCA Advantage Account is $2,000. If you select the DCA Advantage Account, any additional premium payment you make that is $2,000 or more will be allocated automatically to the DCA Advantage Account unless you instruct us otherwise. Any additional premium payment you make that is less than $2,000 will be allocated directly to your Allocation Options in accordance with the instructions we have on file and will not be allocated to the DCA Advantage Account. (See “THE DCA ADVANTAGE ACCOUNT.”) We will allocate additional premium payments to the Allocation Options and/or the DCA Advantage Account at the close of the Business Day on which they are received by NYLIAC in Good Order.
We will credit that portion of each premium payment that you allocate to an Investment Division (or to each of the Investment Divisions that make up an Asset Allocation Model), including from a premium payment or transfer, in the form of Accumulation Units. We cancel such Accumulation Units when we remove amounts from that Investment Division, including as a result of a withdrawal, transfer, policy surrender, and certain charges we may deduct. We determine the number of Accumulation Units we credit to a policy or cancel by dividing the dollar amount allocated to or removed from each Investment Division by the Accumulation Unit value for that Investment Division as of the close of the Business Day as of which we are making the credit or removal. The value of an Accumulation Unit will increase or decrease depending on the investment experience of the Portfolio in which the Investment Division invests (including Portfolio expenses), and the deduction of the Accumulation Value–based M&E Charge. We assess all policy and rider fees and charges applicable to Separate Account assets (other than Accumulation Value–based M&E Charges) by reducing the number of Accumulation Units credited to your policy. The number of Accumulation Units we credit to a policy will not, however, change as a result of any fluctuations in the value of an Accumulation Unit. (See “THE FIXED ACCOUNT” for a description of interest crediting.)

Valuation of Accumulation Units
The value of Accumulation Units in each Investment Division will change daily to reflect the investment experience of the corresponding Portfolio (including Portfolio expenses) as well as the deduction of the Accumulation Value–based M&E Charge. The Statement of Additional Information contains a detailed description of how we determine the Accumulation Unit values.
Tax-Free Section 1035 Exchanges
Subject to certain restrictions, you can make a tax-free exchange under Section 1035 of the Code of all or a portion of one annuity contract, or all of a life insurance policy for an annuity contract. Section 1035 also provides that an annuity contract may be exchanged in a tax-free transaction for a long-term care insurance policy. Before making an exchange, you should compare both contracts carefully. Remember that if you exchange a life insurance policy or annuity contract for the policy described in this Prospectus:
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you might have to pay a withdrawal charge on your previous policy or contract,
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there will be a new withdrawal charge period for this policy,
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other charges under this policy may be higher (or lower),
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the benefits may be different,
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you will no longer have access to any benefits from your previous policy (or the benefits may be different), and
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access to your cash value following a partial exchange may be subject to tax-related limitations.
If the exchange does not qualify for Section 1035 treatment, you also may have to pay federal income tax, including a 10% federal penalty tax, on the exchange. You should not exchange an existing life insurance policy or another annuity contract for this policy unless you determine that the exchange is in your best interest. NYLIAC may accept electronically transmitted instructions from your registered representative or from another insurance carrier for the purpose of effecting a 1035 exchange. If you contemplate such an exchange, you should consult a tax advisor to discuss the potential tax effects of such a transaction.
Your Right to Cancel (“Free Look”)
You can cancel the policy within 10 days of delivery of the policy or such longer period as required under state law. To cancel your policy, you must return it and/or provide a written request for cancellation to NYLIAC at one of the addresses listed in the “CONTACTING NYLIAC” section of this Prospectus or to the registered representative through whom you purchased it. Unless otherwise required by state law you will receive back your Accumulation Value, calculated as of the Business Day we receive your written request for cancellation in Good Order, less any e–delivery credit, (see “THE POLICIES – Electronic Delivery”), but without any deduction for premium taxes or a surrender charge. This amount may be more or less than your premium payments depending upon the performance of the Allocation Options you have chosen to invest in during the Free Look period (including any interest credited by the Fixed Account, if applicable). This means that you bear the risk of any decline in the value of your policy due to investment performance during the Free Look period. In certain states, we are required to give you back your premium payments less any prior partial withdrawals. We will set forth the provision in your policy. See “APPENDIX 3 — State Variations” for more information about free look provisions in particular states (including California, Florida, New York and North Dakota).
If you are entitled to receive the total of premium payments less any prior withdrawals, but your Accumulation Value is higher than that amount as of the date your written request for cancellation is received in Good Order, we will return the Accumulation Value, calculated as set forth above and without deductions for premium taxes or surrender charges.
Issue Ages
To purchase a Non–Qualified Policy you must not be older than age 80 (oldest Owner, if the policy is jointly owned). We will accept additional premium payments until 12 months after you reach age 80. The Owner, or if the policy is owned by an entity, the Annuitant must not be older than 80 (oldest Annuitant, if the policy has joint Annuitants).

For IRA, Roth IRA, SIMPLE IRA, TSA and SEP plans, you must also be the Annuitant. We can issue Qualified Policies if you are between the ages of 18 and 80. We will accept additional premium payments until 12 months after you reach age 80, unless otherwise limited by the terms of a particular plan.
To qualify for the above referenced maximum age limits to purchase a policy, the policy application must be signed and received at the VPSC prior to the day the Owner, or if the policy is owned by an entity, the Annuitant becomes age 81. In addition, all funds must be received by VPSC no later than 60 days from the date the Owner or Annuitant, as applicable, becomes age 81, whichever occurs first. Any funds received after such time will be returned.
Transfers
You may transfer amounts among Investment Divisions of the Separate Account, an Asset Allocation Model if you are already allocated to such model, or to the Fixed Account any time prior to 30 days before the Annuity Commencement Date, although certain restrictions may apply with respect to transfers into the Fixed Account if you have chosen premium-based Base Contract charges. You may not make transfers into the DCA Advantage Account. If you transfer all of your Accumulation Value out of an Asset Allocation Model, you cannot transfer back into that Asset Allocation Model in the future. Transfers made from the DCA Advantage Account to the Investment Divisions are subject to different limitations (See “THE DCA ADVANTAGE ACCOUNT”). No transfers are allowed from the DCA Advantage Account to the Fixed Account. Except in connection with transfers made pursuant to traditional Dollar Cost Averaging, Automatic Asset Rebalancing, Interest Sweep and the DCA Advantage Account, the minimum amount that you may transfer from one Investment Division to other Investment Divisions, an available Asset Allocation Model or to the Fixed Account is $500. Except for traditional Dollar Cost Averaging, Automatic Asset Rebalancing, Interest Sweep and the DCA Advantage Account, if the value of the remaining Accumulation Units in an Investment Division would be less than $500 or the Fixed Account would be less than $25 after you make a transfer, we will transfer the entire value unless NYLIAC in its discretion determines otherwise. The amount(s) transferred to other Investment Divisions must be a minimum of $25 for each Investment Division.
Currently, we do not charge for transfers under the policy. However, we reserve the right to charge up to $30 for each transfer after the first 12 in a given Policy Year, subject to any applicable state insurance law requirements. Any transfer into or out of an available Asset Allocation Model counts as one transfer. Any transfer made in connection with traditional Dollar Cost Averaging, Automatic Asset Rebalancing, Interest Sweep or the DCA Advantage Account will not count as a transfer toward the twelve-transfer limit. You may make transfers from the Fixed Account to the Investment Divisions in connection with Interest Sweep and in certain other situations. (See “THE FIXED ACCOUNT”).
You can request a transfer by any of the three methods listed below. Transfer requests are subject to limitations and must be made in accordance with our established procedures. (See “THE POLICIES—Online Service at www.newyorklife.com and through the New York Life Mobile Application.”).
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submit your request in writing on a form we approve to the VPSC at one of the addresses listed in the “CONTACTING NYLIAC” section of this prospectus (or any other address we indicate to you in writing);
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speak to a Customer Service Representative at 800-598-2019 on Business Days between the hours of 9:00 a.m. and 6:00 p.m. (Eastern Time); or
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make your request through www.newyorklife.com or the mobile application.
We do not currently accept faxed or e-mailed transfer requests, however, we reserve the right to accept them at our discretion. NYLIAC is not liable for any loss, cost or expense for action based on telephone or electronic instructions which are believed to be genuine in accordance with these procedures. Transfer requests received after the close of regular trading on the New York Stock Exchange, generally 4:00 p.m. Eastern Time or received on a non-Business Day, will be priced as of the next Business Day.
Limits on Transfers
Procedures Designed to Limit Potentially Harmful Transfers—This policy is not intended as a vehicle for market timing. Accordingly, your ability to make transfers under the policy is subject to limitation if we determine, in our sole opinion, that the exercise of that privilege may disadvantage or potentially hurt the rights or interests of other policyowners.

Any modification of the transfer privilege could be applied to transfers to or from some or all of the Investment Divisions. If not expressly prohibited by the policy, we may, for example:
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reject a transfer request from you or from any person acting on your behalf;
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restrict the method of making a transfer;
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charge you for any redemption fee imposed by an underlying fund; or
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limit the dollar amount, frequency, or number of transfers.
Currently, if you or someone acting on your behalf requests by telephone and/or electronically transfers into or out of one or more Investment Divisions or an available Asset Allocation Model on three or more days within any 60-day period, we will send you a letter notifying you that the transfer limitation has been exceeded. If we receive an additional transfer request that would result in transfers into or out of one or more Investment Divisions or an Asset Allocation Model on three or more days within any 60-day period, we will process the transfer request. Thereafter, we will immediately suspend your ability to make transfers electronically and by telephone, regardless of whether you have received the warning letter. All subsequent transfer requests for your policy must then be made in writing through the U.S. mail or an overnight courier and received by the VPSC at one of the addresses listed in the “CONTACTING NYLIAC” section of this Prospectus. We will provide you with written notice when we take this action.
We currently do not include the following transfers in these limitations, although we reserve the right to include them in the future: transfers to and from the Fixed Account, the first transfer out of the NYLIM VP U.S. Government Money Market Investment Division within six months of the issuance of a policy, and transfers made pursuant to traditional Dollar Cost Averaging, the DCA Advantage Account, Interest Sweep, and Automatic Asset Rebalancing.
We may change these limitations or restrictions or add new ones at any time without prior notice; your policy will be subject to these changes regardless of the issue date of your policy. All transfers are subject to the limits set forth in this Prospectus in effect on the date of the transfer request, regardless of when your policy was issued. Note, also, that any applicable transfer rules, either as indicated above or that we may utilize in the future, will be applied even if we cannot identify any specific harmful effect from any particular transfer.
We apply our limits on transfers procedures to all owners of this policy without exception.
Orders for the purchase of Eligible Portfolio shares are subject to acceptance by the relevant Portfolio. We will reject or reverse, without prior notice, any transfer request into an Investment Division if the purchase of shares in the corresponding Portfolio is not accepted by the Portfolio for any reason. For transfers into multiple Investment Divisions and/or an available Asset Allocation Model, the entire transfer request will be rejected or reversed if any part of it is not accepted by any one of the Portfolios or is restricted for any reason. Standing allocation instructions into a Portfolio that has been restricted will also be rejected, reversed or modified until further allocation instructions are received from you. For transfers through the Dollar Cost Averaging programs, the restricted portion of the transfer will be temporarily allocated to the Money Market investment division. For other programs, including Automatic Asset Rebalancing and Interest Sweep, the whole program may be terminated or suspended if any portion of the transfer is to a restricted Portfolio. We will provide you with written notice of any transfer request we reject, reverse or modify. You should read the Portfolio prospectuses for more details regarding their ability to refuse or restrict purchases or redemptions of their shares. In addition, a Portfolio may require us to share specific policyowner transactional data with them, such as taxpayer identification numbers and transfer information.
Risks Associated with Potentially Harmful Transfers—Our procedures are designed to limit potentially harmful transfers. However, we cannot guarantee that our procedures will be effective in detecting and preventing all transfer activity that could disadvantage or potentially hurt the rights or interests of other policyowners. The risks described below apply to policyowners and other persons having material rights under the policies.
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We do not currently impose redemption fees on transfers or expressly limit the number or size of transfers in a given period. Redemption fees, transfer limits, and other procedures or restrictions may be more or less successful than our procedures in deterring or preventing potentially harmful transfer activity.
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Our ability to detect and deter potentially harmful transfer activity may be limited by policy provisions.

(1)
The underlying Portfolios may have adopted their own policies and procedures with respect to trading of their respective shares. The prospectuses for the underlying Portfolios, in effect at the time of any trade, describe any such policies and procedures. The trading policies and procedures of an underlying Portfolio may vary from ours and be more or less effective at preventing harm. Accordingly, the sole protection you may have against potentially harmful frequent transfers is the protection provided by the procedures described in this prospectus.
(2)
The purchase and redemption orders received by the Portfolios reflect the aggregation and netting of multiple orders from owners of this policy and other variable policies issued by us. The nature of these combined orders may limit the underlying Portfolios’ ability to apply their respective trading policies and procedures. In addition, if an underlying Portfolio believes that a combined order we submit may reflect one or more transfer requests from owners engaged in potentially harmful transfer activity, the underlying fund portfolio may reject the entire order and thereby prevent us from implementing any transfers that day. We do not generally expect this to happen. Alternatively, Portfolios may request information on individual policyowner transactions and may impose restrictions on individual policyowner transfer activity.
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Other insurance companies that invest in the Portfolios underlying this policy, may have adopted their own policies and procedures to detect and prevent potentially harmful transfer activity. The policies and procedures of other insurance companies may vary from ours and be more or less effective at preventing harm. If their policies and procedures fail to successfully discourage potentially harmful transfer activity, there could be a negative effect on the owners of all of the variable policies, including ours, whose Investment Divisions correspond to the affected Portfolios.
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Potentially harmful transfer activity could result in reduced performance results for one or more Investment Divisions, due to among other things:
(1)
an adverse effect on portfolio management, such as:
a)
impeding a portfolio manager’s ability to sustain an investment objective;
b)
causing the Portfolio to maintain a higher level of cash than would otherwise be the case; or
c)
causing a Portfolio to liquidate investments prematurely (or at an otherwise inopportune time) in order to pay withdrawals or transfers out of the Portfolio.
(2)
increased administrative and Fund brokerage expenses.
(3)
dilution of the interests of long-term investors in an Investment Division if purchases or redemptions into or out of a Portfolio are made when, and if, the Portfolio’s investments do not reflect an accurate value (sometimes referred to as “time-zone arbitrage” and “liquidity arbitrage”).
Speculative Investing
Do not purchase the policy if you plan to use it, or any of its riders, for speculation, arbitrage, viatication or any other type of collective investment scheme. Your policy may not be traded on any stock exchange or secondary market. By purchasing the policy, you represent and warrant that you are not using the policy, or any of its riders, for speculation, arbitrage, viatication or any other type of collective investment scheme.
Online Service at www.newyorklife.com and through the New York Life Mobile Application
The online service at www.newyorklife.com or through the mobile application enables you to sign up to receive future prospectuses and policyowner annual and semi-annual reports electronically for your policy online at www.newyorklife.com or through the mobile application. Electronic delivery is not available for policies that are owned by corporations, trusts or organizations at this time.
Through www.newyorklife.com or the mobile application you can get up-to-date information about your policy and request fund transfers, allocation changes and partial withdrawals. Policies that are jointly owned may not request transactions through www.newyorklife.com or the mobile application. We may revoke online service for certain policyowners (see “THE POLICIES—Limits on Transfers”).

In order to obtain policy information online at www.newyorklife.com or through the mobile application which is available for download on the Apple App Store and Google Play Store, you are required to register for access. You will be required to register a unique Username and Password to gain access
We will use reasonable procedures to make sure that the instructions we receive through www.newyorklife.com or the mobile application are genuine. We are not responsible for any loss, cost, or expense for any actions we take based on instructions received online at www.newyorklife.com or through the mobile application that we believe are genuine. We will confirm all transactions.
Financial requests received after 4:00 p.m. (Eastern Time) or on non-Business Days will be processed as of the next Business Day.
Currently, online service at www.newyorklife.com or through the mobile application is open Monday through Friday, from 6 a.m. until 4 a.m., Saturday, from 6 a.m. until 2 a.m. and Sunday from 7 a.m. until 1 a.m. (Eastern Time).
By logging in at www.newyorklife.com or through the mobile application, you can conduct a number of transactions. These include managing your allocations, viewing details about your policy, changing your address, submitting policy transactions, uploading documents and forms, and downloading statements and other correspondence. You can see all of the transactions which can be conducted online or through the mobile application by logging in at www.newyorklife.com or through the mobile application.
We make the online service at www.newyorklife.com and through the mobile application available at our discretion. In addition, availability of online service may temporarily be interrupted at certain times. We do not assume responsibility for any loss while online service at www.newyorklife.com or through the mobile application is unavailable. If you are experiencing problems, you can send service requests to us at one of the addresses listed in the “CONTACTING NYLIAC” section of this Prospectus.
Telephone Transactions
Certain service requests may be made by telephone. We will use reasonable procedures to make sure that the instructions we receive by telephone are genuine. For jointly owned policies, requests must be exercised jointly. We are not responsible for any loss, cost, or expense or any actions we take based on instructions we receive by telephone that we believe are genuine. We will confirm all transactions in writing.
Currently, you can reach our customer service representatives at 1-800-598-2019 on Business Days between the hours of 9:00 a.m. and 6:00 p.m. (Eastern Time).
Financial requests received after 4:00 p.m. (Eastern Time) or on non-Business Days will be processed as of the next Business Day.
Currently, subject to certain limitations, you can do the following by calling one of our customer service representatives and/or by using our Interactive Voice Response (IVR) system:
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obtain current policy values;
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transfer assets between Investment Divisions;
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request or modify partial withdrawals;
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request a stop and reissue check on an outgoing payment;
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set up one-time electronic funds transfer for incoming payments;
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change the allocation of future premium payments;
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establish a new or modify an existing automatic transfer arrangement;
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change your address, phone number or email address;
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review and update beneficiary information;
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revoke an authorized third-party caller from a policy; and

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request a fax of policy-related documents.
If you experience any problems reaching us by telephone, you can access the online service or send service requests to us at one of the addresses listed in the “CONTACTING NYLIAC” section of the prospectus.
Third Party and Registered Representative Actions
You may authorize a third party, including a joint policyowner, to have access to your policy information and to independently make transfers among Investment Divisions and/or the Fixed Account, allocation changes and other permitted transactions by telephone. To do so, you must send the VPSC a Telephone Authorization Form in Good Order to one of the addresses noted in the “CONTACTING NYLIAC” section of this Prospectus. We will require certain identifying information (e.g., Social Security Number, address of record, date of birth) before taking any requests or providing any information to ensure that the individual giving instructions is authorized. See “THE POLICIES—Transfers” for information on how to transfer assets between Investment Divisions and/or an available Asset Allocation Model.
You may authorize us to accept electronic instructions from a registered representative or a registered service assistant assigned to your policy in order to make premium allocation updates, transfers among investment options, Automatic Asset Rebalancing (AAR), partial withdrawals and changes to your investment objective and/or risk tolerance. (Your AAR may be cancelled if a premium allocation change or fund transfer is submitted on your behalf and the AAR is not also modified at that time to be consistent with your investment option transfer and premium allocation changes). You may also authorize us to accept telephone instructions from a registered representative to make transfers among investment options as well as updates to premium allocations, take partial withdrawals, cease a periodic partial withdrawal, and update Dollar Cost Averaging (DCA), DCA Advantage (DCAA) and Interest Sweep. To authorize the registered representative(s) or registered service assistants assigned to your policy to make premium allocations, electronic transfers or telephone transfers, you must send a completed Trading and Partial Withdrawal Authorization Form to the VPSC at one of the addresses listed in the “CONTACTING NYLIAC” section of this Prospectus. You must provide a separate authorization on that form in order for your registered representative or the registered service assistant assigned to your policy to be able to make electronic or telephone partial withdrawals on your behalf or cease a periodic partial withdrawal. Any partial withdrawal is subject to dollar amount limits that we establish. Not all periodic partial withdrawals can be ceased by your registered representative or their registered service assistant. We may revoke trading authorization privileges for certain policyowners (See “THE POLICIES—Limits on Transfers”). Trading authorization may be elected, changed or canceled at any time. We will confirm all transactions in writing. Not all transactions are available on the Internet.
NYLIAC is not liable for any loss, cost or expense for action on instructions which are believed to be genuine in accordance with the procedures. As these parties act on your behalf, you are responsible for and bear the consequences of their instructions and other actions, including any limits on transfers.
We may choose to accept forms you have completed that your registered representative transmits to us electronically via our internal secured network. We will accept electronically-transmitted service forms only. For information on how to initiate a transfer between Investment Divisions, or request a withdrawal, please refer to "THE POLICIES––Transfers" or "DISTRIBUTIONS UNDER THE POLICY––Surrenders and Withdrawals––Partial Withdrawals." We do not currently accept faxed or e-mailed requests for transactions affecting your investments under the policy, but reserve the right to accept them at our discretion.
Electronic Delivery
We are required to send you, free of charge, an Initial Summary Prospectus and an Updating Summary Prospectus (as applicable), and any updates to such Summary Prospectus documents. If you register to have these documents sent to you using electronic delivery, we will apply a $30 e-delivery credit to your Accumulation Value in the Policy Year in which you register.  We will apply this e-delivery credit only one time while the policy remains in force. If you cancel the electronic delivery of those documents, then reinstate electronic delivery later, you will not be entitled to another e-delivery credit. The e-delivery credit will be applied to the Allocation Options and/or the DCA Advantage Account in the same percentages used to allocate your premium payments. If you selected e-delivery, we will still provide you, free of charge, paper copies of these documents upon request.

Paper copies of a Portfolio’s annual and semi-annual shareholder reports will not be sent by mail unless you specifically request paper copies of the reports from NYLIAC. Instead, the shareholder reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive the Portfolios' annual and semi-annual reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive any other communications from NYLIAC electronically by contacting the VPSC.
You may elect to receive all future annual and semi-annual financial reports in paper free of charge. You can inform NYLIAC that you wish to receive paper copies of those reports by contacting NYLIAC, as described in the “CONTACTING NYLIAC” section of this Prospectus. Your election to receive annual and semi-annual shareholder reports will apply to all Portfolios described herein.
Records and Reports

NYLIAC will mail to you at your last known address of record, at least semi-annually after the first Policy Year, reports (or, if permitted, notice of online availability of reports; see “THE POLICIES––Electronic Delivery,” above) containing information required under the federal securities laws or by any other applicable law or regulation. Generally, NYLIAC will promptly mail to you confirmation of any transactions involving the Separate Account. However, when we (i) process automatic rebalancing transactions through AAR, (ii) process automatic transfers from the DCA Advantage Account, (iii) receive premium payments on your behalf involving the Separate Account initiated through pre-authorized monthly deductions from banks, (iv) receive payments forwarded by your employer, or (v)  receive other payments made by pre-authorized deductions to which we agree, a summary of these policy transactions will only appear on your quarterly statement and you will not receive an immediate confirmation statement after each such transaction. If you believe that a transaction has been processed incorrectly, it is your responsibility to contact us in writing and provide us with all relevant details. You must provide us with the nature of the error, the date of the error and any other relevant details. It is important that you review your confirmation and quarterly statements carefully and promptly report any errors and discrepancies to us, preferably, within fifteen (15) days of the date of the statement in question. It is important that you inform NYLIAC of an address change so that you can receive these policy statements (See “CONTACTING NYLIAC”). In the event your statement is returned from the U.S. Postal Service as undeliverable, we reserve the right to suspend mailing future correspondence and also suspend current transaction processing until an accurate address is obtained. In addition, no new service requests can be processed until a valid current address is provided.
Designation of Beneficiary
You may select one or more Beneficiaries and name them in the application. Thereafter, before the Annuity Commencement Date and while the Annuitant(s) is living, you may change the Beneficiary by written notice in Good Order sent to one of the addresses listed in the “CONTACTING NYLIAC” section of this Prospectus, at www.newyorklife.com or through the mobile application, or you can utilize any other method we make available. If, before the Annuity Commencement Date, the Annuitant dies while you are still living, you will become the new Annuitant under the policy. If you are the Annuitant, the proceeds pass to your Beneficiary.
If no Beneficiary for any amount payable, or for a stated share, survives you, the right to this amount or this share will pass to your estate. Payment of the proceeds will be made in a single sum to your estate. If any Beneficiary dies at the same time as you, or within fifteen (15) days after your death, but before we receive proof of death and all claim information in Good Order, we will pay any amount payable as though the Beneficiary died before you did. If you have designated only one Beneficiary, this could mean that the proceeds will be payable to your estate.
Every state has unclaimed property laws, which generally declare an annuity policy to be abandoned after a period of inactivity of three to five years from the policy’s Annuity Commencement Date or the date the death benefit is due and payable. If, after a thorough search, we are unable to locate you after your policy’s Annuity Commencement Date, or if we are unable to locate your Beneficiary if you die before the Annuity Commencement Date, or you or the Beneficiary do not come forward to claim the policy proceeds or death benefit in a timely manner, the proceeds or death benefit may be paid to the abandoned property division or unclaimed property office of the state in which the beneficiary or the Annuitant last resided, as shown on our books and records, or to Delaware (our state of domicile).

This escheatment is revocable, however, and the state is obligated to pay back the escheated amount if you or your beneficiary steps forward to claim it with the proper documentation. To prevent such escheatment, it is important that you update your Beneficiary designation, including addresses, if and as they change. Please contact us at the VPSC at 1-800-598-2019 or send written notice to one of the addresses in the “CONTACTING NYLIAC” section of this Prospectus.
Delay of Payments
We will pay any amounts due from the Separate Account under the policy within seven (7) days of the date the VPSC receives all documents (including documents necessary to comply with federal and state tax law) in connection with a payment request in Good Order at one of the addresses listed in the “CONTACTING NYLIAC” section of this Prospectus.
Situations where payments may be delayed:
1.
We may delay payment of any amounts due from the Separate Account under the policy and transfers among Investment Divisions during any period that:
(a)
The New York Stock Exchange (“NYSE”) is closed, for other than usual weekends or holidays; trading is restricted by the Securities and Exchange Commission (“SEC”); or the SEC declares that an emergency exists as a result of which it is not reasonably practical to dispose of securities in a Portfolio or to fairly determine the value of the assets of a Portfolio;
(b)
The SEC, by order, permits us to delay payment in order to protect our policyowners; or
(c)
The check used to pay the premium has not cleared through the banking system. This may take up to fifteen (15) days.
2.
We may delay payment of any amounts due from the Fixed Account and/or the DCA Advantage Account. When permitted by law, we may defer payment of any partial withdrawal or full surrender request for up to six months from the date of surrender from the Fixed Account and/or the DCA Advantage Account. In most jurisdictions, we will pay interest on any amount deferred for thirty days or more. If we defer payments, we will pay interest at the rate specified by the insurance department of the state where your policy is issued from the Business Day that we receive your partial withdrawal or surrender request in Good Order. This rate will be at least 1.0% per year. For more information about when interest is payable for policies issued in New York, see APPENDIX 3.
3.
Federal laws enacted to combat terrorism and prevent money laundering by criminals might, in certain circumstances, require us to reject a premium payment and/or “freeze” a policy. If these laws apply to a particular policy(ies), we would not be allowed to pay any request for transfers, partial withdrawals, surrenders or death benefits. If a policy or an account is frozen, the Accumulation Value would be moved to a special segregated interest-bearing account and held in that account until we receive instructions from the appropriate federal regulator.

Benefits Available Under The Policies

The following tables summarize information about the benefits available under the policy.
STANDARD DEATH BENEFIT
(automatically included with the policy)
NAME OF BENEFIT	PURPOSE	MAXIMUM FEE	BRIEF DESCRIPTION OF RESTRICTIONS/ LIMITATIONS
Standard Death Benefit	Guarantees your beneficiaries will receive a benefit at least equal to the greatest of: (i) your Accumulation Value or (ii) the Return of Premium Death Benefit or (iii) the Step-up Death Benefit.	No additional charge	•Withdrawals could significantly reduce the benefit (possibly by an amount substantially greater than the actual amount withdrawn).
OPTIONAL DEATH BENEFIT AVAILABLE FOR A FEE
NAME OF BENEFIT	PURPOSE	MAXIMUM FEE	BRIEF DESCRIPTION OF RESTRICTIONS/ LIMITATIONS
Annual Death Benefit Reset (ADBR) Rider	Provides a new locked–in higher death benefit each year from the Policy Date (“Reset Anniversary”), if your investments increase in value.
Maximum Charge: 1.00%

(Charge calculated as an
annualized percentage of the
ADBR Reset Value as of the
last Policy Anniversary or as
of the Policy Date if within
the first Policy Year,
deducted quarterly)

•Only available at the time
of application to
policyowners aged 75 or
younger.
•Resets will continue on
Reset Anniversaries until
the Owner (or Annuitant if
the Owner is not a natural
person) is age 80 or 85
(depending when the policy
was purchased).
•In certain jurisdictions, an
ownership change or
assignment will terminate
the benefit.
•Withdrawals could
significantly reduce the
benefit (possibly by an
amount substantially
greater than the actual
amount withdrawn).
•You cannot cancel the rider
without surrendering the
policy.

OTHER OPTIONAL BENEFITS INCLUDED WITH ALL POLICIES AT NO ADDITIONAL COST

NAME OF BENEFIT	PURPOSE	MAXIMUM FEE	BRIEF DESCRIPTION OF RESTRICTIONS/ LIMITATIONS
Living Needs Benefit / Unemployment Rider
Waives Surrender Charges if
the Owner experiences
certain “qualifying events”
such as: (i) confinement to a
health care facility for 60
consecutive days;
(ii) terminal illness; or
(iii) disability. If the Owner
becomes unemployed, the
rider waives Surrender
Charges on a one-time
withdrawal of up to 50% of
your Accumulation Value.
None
•Policy must have been in
force for at least one year
and have a minimum
Accumulation Value of
$5,000.
•Qualifying Event (as
defined in the rider) must
occur after the Policy Date.
•Not available if any Owner
has attained age 86 on the
Policy Date.
•For the Disability portion of
the rider, any withdrawal
after your 66th birthday will
not be eligible for the rider
benefit and surrender
charges may apply.
•Unemployment must be for
at least 60 consecutive
days.
•A determination letter from
your state’s Department of
Labor is required for
unemployment benefit.

Waiver of Surrender Charges for Home Health Care Qualifying Event Rider	Waives 100% of Surrender Charges if eligible Owner receives Home Health Care Services by a Home Health Care Provider.	None
•Policy must have been in
force for at least one year
and have a minimum
Accumulation Value of
$5,000.
•Qualifying Event (as
defined in the rider) must
occur after the Policy Date.
•Only available at time of
application for Owners who
are age 76 or greater when
the policy is issued.
•Owner must have received
Home Health Care
Services from a Home
Health Care Provider for at
least 60 days during the
six-month period
immediately preceding the
partial withdrawal or
surrender. The Home
Health Care Provider must
be an organization or
individual that is licensed to
provide home health care
to chronically ill individuals
in their home or residence.

NAME OF BENEFIT	PURPOSE	MAXIMUM FEE	BRIEF DESCRIPTION OF RESTRICTIONS/ LIMITATIONS
•We reserve the right to request satisfactory proof of eligibility prior to each request for a partial withdrawal or full policy surrender.
Future Income Rider (no longer available for applications signed on or after May 1, 2017)	Allows you to apply a portion of your policy’s Variable Accumulation Value to purchase a stream of guaranteed annuity Income Payments for the lifetime of the Annuitant(s).	None
•A Future Income Purchase
will proportionally reduce
the guaranteed amount of
your death benefit.
•Future Income Payment
amounts are based on a
variety of factors in effect
at the time of each Future
Income Purchase.
•Amounts used for a Future
Income Purchase are no
longer available for
withdrawal or annuitization.
•Future Income Start Date
is subject to minimum and
maximum waiting periods.

Automatic Asset Rebalancing	Automatically rebalances your Variable Accumulation Value (either quarterly, semi-annually, or annually) to maintain the percentage allocated to each Investment Division at a pre-set level.	None	•Cannot be used with the traditional Dollar Cost Averaging option. •You must have a minimum Accumulation Value of $2,500 to elect this option, and a minimum of $2,500 to continue it as scheduled.
Traditional Dollar Cost Averaging	Automatically transfers a specific amount of money from any Investment Division to any combination of Investment Divisions and/or Fixed Account at set intervals.	None
•Cannot be used with the
Automatic Asset
Rebalancing option.
•For premium based M&E
Charge policies, amounts
cannot be transferred to
the Fixed Account (if
applicable).
•You must have a minimum
Accumulation Value of
$2,500 to elect this option,
and a minimum of $2,000
to continue as scheduled.

The DCA Advantage Account	Allows you to set up automatic dollar cost averaging using the DCA Advantage Account when an initial premium payment or a subsequent premium payment of at least $2,000 is	None	•DCA Advantage Account duration may not extend beyond the Annuity Commencement Date. •You may not have more than one DCA Advantage Account open at the same

NAME OF BENEFIT	PURPOSE	MAXIMUM FEE	BRIEF DESCRIPTION OF RESTRICTIONS/ LIMITATIONS

made. The DCA Advantage
Account transfers amounts
automatically to the
Investment Divisions you
choose in six monthly
increments and pays you
interest on amounts
remaining in the DCA
Advantage Account.

time.
•You must allocate a
minimum of $2,000 to the
DCA Advantage Account;
any premium payment less
than $2,000 will be
allocated directly to the
Investment Divisions in
accordance with the
instructions we have on
file.
•You cannot make transfers
into the DCA Advantage
Account from any
Allocation Option.
•The annual effective
interest rate for the DCA
Advantage Account shown
on your Policy Data Page
applies only to your initial
premium payment. Interest
rates applied to
subsequent premium
payments allocated to the
DCA Advantage Account
may differ.
•The benefits payable under
the DCA Advantage
Account (including principal
and interest) are payable
from NYLIAC's general
account and are subject to
its claims-paying ability.

Interest Sweep	Automatically transfers interest earned on the Fixed Account to one or any combination of Investment Divisions.	None
•Frequency of the transfers
can be monthly, quarterly,
semi-annually, or annually.
•You must have a minimum
of $2,500 in the Fixed
Account to elect this option
(but this amount may be
reduced at our discretion)
and a minimum of $2,000
to continue as scheduled.

Description of Benefits

The Standard Death Benefit – Death Before Annuity Commencement
Unless amended by any rider attached to the policy, if the Owner dies prior to the Annuity Commencement Date, we will pay the Standard Death Benefit amount as proceeds to the designated Beneficiary(ies), as of the date the VPSC receives proof of death and all other required information in Good Order at one of the addresses listed in the “CONTACTING NYLIAC” section of this Prospectus. With a jointly owned policy, ownership rights and privileges under the policy must be exercised jointly and benefits under the policy will be paid upon the death of any joint owner, unless the surviving spouse has been designated the sole primary beneficiary. In that case, the surviving spouse can choose to continue the policy as discussed below. (See “FEDERAL TAX MATTERS— Taxation of Annuities in General.”) For policies purchased before February 13, 2023 and owned by a grantor trust, benefits will be paid upon the death of any grantor. For policies owned by grantor trusts and purchased after February 13, 2023, benefits will be paid upon the death of the Annuitant. The Standard Death Benefit amount will be the greatest of:
(a)
the Accumulation Value; or
(b)
the Return of Premium Death Benefit; or
(c)
the Step–up Death Benefit.
If more than one Beneficiary is named, each Beneficiary will be paid a pro rata portion from each Investment Division, the Fixed Account and the DCA Advantage Account in which the policy is invested as of the date we receive proof of death and all requirements necessary to make the payment to that Beneficiary. The remaining balance in the policy after paying each Beneficiary will remain in each Allocation Option in which the policy was invested as of the date we received proof of death in Good Order. We will keep the remaining balance in the policy to pay the other Beneficiaries. Due to market fluctuations, the remaining Accumulation Value may increase or decrease and we may pay subsequent Beneficiaries a different amount. Beneficiary(ies) may not make transfers between Investment Divisions of the Separate Account, the Fixed Account or any other investment option that we may offer at any time.
We will make payments in a lump sum to the Beneficiary unless you have elected or the Beneficiary elects otherwise in a signed written notice in Good Order. If such an election is properly made, we will apply all or part of these proceeds:
(i)
under a Life Income Payment option to provide an immediate annuity for the Beneficiary who will be the policyowner and Annuitant; or
(ii)
under another Income Payment option we may offer at the time.
Payments under the annuity or under any other method of payment we make available must be for the life of the Beneficiary, or for a number of years that is not more than the life expectancy of the Beneficiary at the time of the policyowner’s death (as determined for federal tax purposes), and must begin within one year after the policyowner’s death. (See “ANNUITY PAYMENTS (THE INCOME PHASE)—Income Payments.”)
If your spouse (as defined under Federal law) is designated as the sole primary Beneficiary, we can pay the proceeds to the surviving spouse if you die before the Annuity Commencement Date or the policy can continue with the surviving spouse as (a) the new policyowner and, (b) the Annuitant, if you were the Annuitant. Please note: if your spouse is not designated as the sole primary beneficiary, when you die, the death benefit will be paid to the beneficiary(ies) you named, even if your spouse was the joint owner of the policy. For policies with one Annuitant, if the Annuitant is not an Owner and the Annuitant dies before the Annuity Commencement Date, when we receive proof of death for the Annuitant, the Owner will become the Annuitant, and the policy will continue. If the policy is jointly owned, the first Owner named will become the Annuitant. For more information about spousal continuance for policies issued in New Jersey, see “APPENDIX 3 –State Variations.”
We will make any distribution or application of policy proceeds within 7 days after the VPSC receives all documents (including documents necessary to comply with federal and state tax law) in connection with the event or election that causes the distribution to take place at one of the addresses listed in the “CONTACTING NYLIAC” section of this Prospectus in Good Order, subject to postponement in certain circumstances. (See “The POLICIES—Delay of Payments.”)
How the Standard Death Benefit is Calculated
Here is an example of how the Standard Death Benefit is calculated.
Assume that:
(1)
You purchase this policy with a $200,000 premium payment;

(2)
A $20,000 withdrawal is made at the end of the second Policy Year, and the Accumulation Value immediately preceding the withdrawal is $240,000;
(3)
The Accumulation Value as of the ninth Policy Anniversary is $225,000; and
(4)
You die in the tenth Policy Year, and the Accumulation Value upon death is $175,000
At issue, the Adjusted Death Benefit Premium Payments are equal to $200,000
Due to the $20,000 withdrawal at the end of the second Policy Year, the Adjusted Death Benefit Premium Payments were reduced by $16,666.67, calculated as follows: ($20,000 / $240,000) * $200,000 = $16,666.67.
Upon death in the tenth policy year, the Standard Death Benefit is $225,000, which is the greater of:
a)
the Accumulation Value upon death
= $175,000, or
b)
Premium payments less any Return of Premium Death Benefit Proportional Withdrawal;
= $183,333.33 (calculated as follows: $200,000 - $16,666.67 = $183,333.33), or
c)
The Step-Up Death Benefit;
=$225,000 (in most jurisdictions, the Step-up Death Benefit would be the Accumulation Value as of the ninth Policy Anniversary; in New York, for policies with an application signed on or after November 13, 2023, the Step-up Death Benefit would be the Accumulation Value as of the seventh Policy Anniversary)
In this example, your Beneficiary would receive $225,000.
Annual Death Benefit Reset Rider
You may enhance your Policy’s Standard Death Benefit by purchasing the optional ADBR Rider. The ADBR Rider is available only at the time of application, in jurisdictions where approved, to policyowners aged 75 or younger. You cannot cancel this Rider without surrendering your policy. If you purchase this rider and you die prior to the Annuity Commencement Date, we will pay an amount as proceeds to the designated Beneficiary, as of the date we receive proof of death and all requirements necessary to make the payment at the VPSC. For policies owned by a grantor trust, all of whose grantors are individuals, benefits will be paid upon the death of any grantor. With this rider, your death benefit will be the greater of:
(a)
the Standard Death Benefit payable under the policy (See “DESCRIPTION OF BENEFITS –The Standard Death Benefit–Death Before Annuity Commencement”); or
(b)
the “ADBR Reset Value”, as defined in the next paragraph, plus any additional premium payments made since the most recent “Reset Anniversary,” less proportional withdrawals (“ADBR Reset Value Proportional Reductions”) made since the most recent Reset Anniversary; or
(c)
any death benefit available under any other rider attached to the policy.
We automatically calculate the ADBR Reset Value, with respect to any policy, every year from the Policy Date (“Reset Anniversary”) until, for Policies applied for on or after May 1, 2019, you reach age 85 and, for Policies applied for before May 1, 2019, until you reach age 80 (or the Annuitant if the Owner is not a natural person). For policies owned by a grantor trust applied for on or after May 1, 2019, the ADBR Reset Value will be calculated until any grantor reaches age 85, and for Policies applied for before May 1, 2019, reaches age 80. On the First Policy Anniversary, the ADBR Reset Value is defined as the greater of (a) the Accumulation Value on the first Policy Anniversary; and (b) the Return of Premium Death Benefit. The ADBR Reset Value on the second and each subsequent Reset Anniversary is defined as the greatest of (a) the Accumulation Value on the current Reset Anniversary; and (b) the ADBR Reset Value on the prior Reset Anniversary, plus any premium payments applied since the prior Reset Anniversary, less any ADBR Reset Value Proportional Reductions since the prior Reset Anniversary.
The rider benefit will no longer reset after the Owner’s death or for grantor trust owned policies, the death of any grantor. The only exception is if the policy remains in-force under the spousal option provision of the Policy, if available. If the Owner is not a natural person, or a grantor trust, the rider benefit will no longer reset after the death of the Annuitant. In addition, in jurisdictions where approved, if an ownership change or assignment of the policy is made, other than as explicitly described in the rider, the rider will terminate and no ADBR Reset Value will be payable. If the rider is terminated, the death benefit payable will be the benefit provided in the “DESCRIPTION OF BENEFITS – The Standard Death Benefit–Death Before Annuity Commencement” section of this Prospectus.
An ADBR Reset Value Proportional Reduction is an amount equal to the amount withdrawn from the policy, after the first Policy Anniversary, (including applicable surrender charges), divided by the policy’s Accumulation Value immediately preceding the withdrawal, multiplied by the ADBR Reset Value immediately preceding the withdrawal.
We have set forth below an example of how the ADBR Rider works for an owner who is age 63. The current annual rider charge is 0.25% (for policies applied for on and after May 1, 2016) of the ADBR Reset Value as of the last Policy Anniversary, deducted quarterly. In this example, we have assumed the following:
(1)
you purchase this policy with a $200,000 initial premium payment (no additional premium payments are made)
(2)
the Accumulation Value as of the first Policy Anniversary is $250,000 (this is the Policy Year 1 ADBR Reset Value)
(3)
the current Accumulation Value is $240,000
(4)
you make a withdrawal of $15,000 in the Policy Year 2 (no surrender charges are applicable)
(5)
you die at the beginning of the second policy quarter of Policy Year 2 after the withdrawal
(6)
the Accumulation Value on the date we receive the necessary requirements to pay the death benefit is $225,000 ($240,000 – $15,000)
(7)
the charge for the ADBR Rider is assessed (for policies applied for on and after May 1, 2016): 0.25% annually (0.0625% per quarter)
(8)
the Death Benefit is the greatest of:
a)
the Accumulation Value
= $225,000
b)
the Return of Premium Death Benefit
= $187, 500 calculated as described below:
To calculate the Return of Premium Death Benefit, you must first determine the value of any Return of Premium Death Benefit Proportional Withdrawal. The Return of Premium Death Benefit Proportional Withdrawal equals the amount of partial withdrawals ($15,000) divided by the policy’s Accumulation Value immediately preceding the withdrawal ($240,000), multiplied by the Return of Premium Death Benefit immediately preceding the withdrawal ($200,000):
•
($15,000/$240,000) x $200,000 = $12,500 is the proportional reduction.
The total amount of premium payments made under the policy ($200,000) minus the Return of Premium Death Benefit Proportional Withdrawal ($12,500) equals the Return of Premium Death Benefit ($187,500).
c)
the Policy Year 2 ADBR Reset Value, which is the greatest of:
1.
the Accumulation Value
= $225,000
2.
the prior ADBR Reset Value as of the last Reset Anniversary ($250,000), plus any premium payments made since the prior Reset Anniversary ($0), less ADBR Reset Value Proportional Reductions since the prior Reset Anniversary ($15,625).
= $234,375 calculated as described below:
To calculate the ADBR Reset Value, you must first determine the value of any ADBR Reset Value Proportional Reduction. The ADBR Reset Value Proportional Reduction is an amount equal to the amount withdrawn from the policy, after the first Policy Anniversary, ($15,000), divided by the policy’s Accumulation Value immediately preceding the withdrawal ($240,000), multiplied by the ADBR Reset Value immediately preceding the withdrawal ($250,000).
•
($15,000/$240,000) x $250,000 = $15,625.
The prior ADBR Reset Value as of the last Reset Anniversary ($250,000), plus any premium payments since the prior Reset Anniversary ($0), less ADBR Reset Value Proportional Reductions since the prior Reset Anniversary ($15,625) equals $234,375.00
In this example, your Beneficiary would receive $234,375.00.
The ADBR Rider ends upon the earliest of the following:
1)
the Annuity Commencement Date,
2)
the date you surrender the policy,
3)
an ownership change or assignment of the policy, other than as described in the rider, or
4)
the date we terminate the policy.
Notwithstanding the foregoing, if your spouse, as the sole primary Beneficiary, elects to continue the policy as the new Owner upon your death, the Rider will not end and all of the Rider’s provisions and quarterly charges will continue to be deducted as if the new Owner had purchased the policy on the original Policy Date.
You cannot cancel this Rider without surrendering your policy.
Waiver of Surrender Charges for Home Health Care Qualifying Event Rider
This rider is automatically included for all policyowners who are at least age 76 on the Policy Date. This rider waives 100% of surrender charges if the Owner begins receiving Home Health Care Services provided by a Home Health Care provider, as recommended by a licensed physician. In order to receive the benefit associated with this rider, your policy must have been in force for at least one year and have a minimum Accumulation Value of $5,000 and the Qualifying Event must occur on or after the Policy Date. The Owner must have received Home Health Care Services for at least 60 days during the six-month period preceding the partial withdrawal or full surrender. The Home Health Care Provider must be an organization or individual that is licensed to provide home health care to chronically ill individuals in their home or residence for an hourly or daily charge. The Owner must have received Home Health Care Services for at least 60 days during the six-month period preceding the partial withdrawal or full surrender. We receive the right to request satisfactory proof of eligibility each time the Owner requests a partial withdrawal or full surrender of the policy.
Living Needs Benefit/Unemployment Rider
This rider is available at no additional cost. Rider benefits and requirements to qualify for the rider benefits may not be the same in all jurisdictions. We include a Living Needs Benefit/Unemployment Rider for all types of policies. In Connecticut, the rider is named the “Living Needs Benefit Rider” and the Unemployment and Disability portions of the rider are not available. In New York, the rider is named “Waiver Of Surrender Charges For Living Needs Qualifying Events” and the Unemployment portion of the rider is not available. In New Jersey, the rider is named the “Living Needs Benefit Rider” and the Unemployment portion of the rider is not available.
The Living Needs Benefit/Unemployment Rider will waive all surrender charges (or a portion of surrender charges in the case of Unemployment), if you provide satisfactory proof that the Owner has experienced a Qualifying Event (as defined below). In order to receive the benefit associated with this rider, your policy must have been in force for at least one year and have a minimum Accumulation Value of $5,000 and the Qualifying Event must occur on or after the Policy Date. For the Disability portion of the rider, any withdrawal after your 66th birthday will not be eligible for the rider benefit and surrender charges may apply. For the Unemployment portion of the rider, we will waive surrender charges on a one-time withdrawal of up to 50% of your Accumulation Value. Surrender charges will apply on amounts withdrawn in excess of that amount and on subsequent withdrawals. In addition, none of the benefits of this rider are available for policies where any Owner(s) has attained their 86th birthday on the Policy Date. If the Owner(s) is not a natural person, all restrictions and benefits of the rider are based on the Annuitant.
The types of Qualifying Events are defined as follows:
(a)
Health Care Facility (defined as a state licensed/certified nursing home/assisted living facility): The Owner is enrolled and living in a Health Care Facility for 60 consecutive days.
(b)
Terminal Illness: A determination by a licensed physician that the Owner has a life expectancy of 12 months or less.
(c)
Disability: A determination by a licensed physician that the Owner has a disability that prevents them from performing any work for pay or profit for at least 12 consecutive months. We may require proof of continued disability as of the date of the withdrawal.
(d)
Unemployment: A determination letter from the applicable state’s Department of Labor that the Owner qualifies for and has been receiving state unemployment benefits for 60 consecutive days.
A Health Care Facility is defined as a state licensed/certified nursing home/assisted living facility. In addition, we may also require proof of continued disability as of the date of the withdrawal.
For example, if an Owner with $100,000 in Accumulation Value experiences one of the Qualifying Events described in (a) – (c) above in Policy Year 3, he or she will be able to take withdrawals from his or her policy without having to pay a surrender charge on such withdrawals for as long as the Owner satisfies the conditions of eligibility. If the Owner were to experience the Qualifying Event of Unemployment in (d) in Policy Year 3, he or she would be able to make a one-time withdrawal of up to $50,000 without having to pay a surrender charge on such withdrawal. If he or she were to withdraw in excess of $50,000, he or she would pay a surrender charge on the amount exceeding $50,000 and on any subsequent withdrawals.
You will be able to receive benefits under this rider the later of the date you meet the above requirements or the date we receive your documentation in Good Order at the VPSC at one of the addresses listed in the “CONTACTING NYLIAC” section of this Prospectus.
The Future Income Rider
The Future Income Rider (“FIR”) is not available for applications signed on or after May 1, 2017. The FIR was included with most policies issued prior to May 1, 2017 at no additional charge (other than certain qualified plans; see APPENDIX 2 for more information). The FIR allows you to apply a portion of your policy’s Variable Accumulation Value to purchase a stream of guaranteed annuity Income Payments for the lifetime of the Annuitant(s) (a “Future Income Purchase”), starting on the Future Income Start Date. Future Income Purchases are maintained in NYLIAC’s general account, and guarantees under the FIR are backed solely by the claims–paying ability of the NYLIAC general account.
Future Income Purchases. You can choose if and when to make a Future Income Purchase, subject to an initial waiting period. Generally, you must wait until after the first Policy Anniversary following a Premium Payment to make a Future Income Purchase using amounts from that Premium Payment. However, before the first Policy Anniversary, you can make Future Income Purchases that are less than or equal to the amount by which the Accumulation Value exceeds the value of Premium Payments during that time. After the waiting period, you can make a Future Income Purchase at any time before you annuitize the policy and until two years before the Future Income Start Date. You choose a Future Income Start Date when you make your first Future Income Purchase. Currently, there is no limit on the total number of Future Income Purchases you can make while your policy is in effect. However, in the future we may limit the total number of Future Income Purchases you can make. If we decide to impose a limit, we will provide you with at least thirty (30) days’ notice. Future Income Purchases are not required.
The minimum Future Income Purchase amount is $5,000 for the initial Future Income Purchase, and $100 for subsequent purchases. Total Future Income Purchases cannot be more than $1,000,000. You can make no more than twelve (12) Future Income Purchases in any Policy Year. Future Income Purchases are made through deductions taken from your Policy’s Variable Accumulation Value. To make a Future Income Purchase, you can send a written request to one of the addresses provided the “CONTACTING NYLIAC” section of this Prospectus. We will process your request at the close of the Business Day on which it is received by NYLIAC. NYLIAC may limit total Future

Income Purchases to 25% of Accumulation Value in a given Policy Year. If we decide to impose a limit, we will provide you with at least thirty (30) days’ notice.
When you make a Future Income Purchase, you can specify from which Investment Divisions the Future Income Purchase amount should be deducted. You can choose to fund the Future Income Purchase with a pro-rata deduction from all your Investment Divisions, or you can select particular Investment Divisions from which to deduct the Future Income Purchase amount. You cannot use amounts in the DCA Advantage Account or the Fixed Account for a Future Income Purchase. There are no surrender charges on amounts deducted from your Variable Accumulation Value to make a Future Income Purchase. For the purposes of calculating the guaranteed amount of a death benefit under the base policy or the ADBR, a Future Income Purchase will be considered to be a withdrawal from the policy and will proportionally reduce the guaranteed amounts under these riders.
You can also make Future Income Purchases on a recurring basis by setting up systematic Future Income Purchases. The VPSC must receive a completed Future Income Purchase Form requesting systematic purchases at least five (5) Business Days before the date purchases are scheduled to begin. If your request for this option is received less than five (5) Business Days prior to the date you request purchases to begin, the systematic purchases will begin the month following the receipt of your request on the day of the month you specified, or if that day is not a Business Day, on the next Business Day.
The amount of future income purchased depends on the Future Income Purchase rate in effect on the day you make the purchase, as determined by NYLIAC, as well as other factors, including the Age and sex of the Annuitant(s), the Future Income Purchase amount and the length of time before Future Income Payments are scheduled to begin. After each Future Income Purchase, we will send you a confirmation statement containing the amount of income you purchased.
You can cancel a Future Income Purchase by sending a written notice to one of the addresses provided in the “CONTACTING NYLIAC” section of this Prospectus within ten (10) days after you receive written confirmation of that Future Income Purchase. If you do not cancel a Future Income Purchase, it will be deemed final and will be used to provide the Future Income Payment amount noted in the confirmation. Once final, the amount of the Future Income Purchase cannot be returned to the Investment Divisions and cannot be withdrawn or surrendered. If you cancel a Future Income Purchase, you cannot make another Future Income Purchase for ninety (90) days from the date of the cancelled purchase. Any Variable Accumulation Value used for a Future Income Purchase can only be accessed through the receipt of Future Income Payments, starting on the Future Income Start Date. Once a portion of your Variable Accumulation Value is used to make a Future Income Purchase, it is no longer available to you on a full or partial surrender of your Policy, or upon a full or partial annuitization, unless the Future Income Purchase is reversed during the cancellation period. Accordingly, before making a Future Income Purchase, you should consider your liquidity needs. Variable Accumulation Value used to make Future Income Purchases is no longer invested in the Investment Divisions and will not earn any interest.
Future Income Payments. If an Annuitant is living, we will make Future Income Payments to the Payee you designate, beginning on the Future Income Start Date. Future Income Payments will continue for the lifetime of the Annuitant (or last surviving Annuitant, for joint Annuitant policies). The amount of a Future Income Payment is based on, among other things, the Future Income Purchase rates in effect when you make the Future Income Purchase, the Age and sex of the Annuitant(s), the Future Income Purchase amount and the length of time before Future Income Payments are scheduled to begin. The guaranteed lifetime income from the FIR could be higher or lower than the amount you might receive if you purchased a similar product that is offered by us or by another company.
If you choose to make multiple Future Income Purchases, the amount of your Future Income Payments will be greater after each purchase. We will send you a written confirmation of the change in the Future Income Payment amount after each purchase. Please refer to the rider Data Page for more information about how the Future Income Purchase rate and the resulting Future Income Payment amount are determined.
Full or partial surrenders or annuitizations will not affect Future Income Payment amounts. Please note, however, even if you surrender the Policy, we will not make any Future Income Payments until the Future Income Start Date.
You can make a one–time change to the Future Income Start Date that you chose when you made your first Future Income Purchase. The earliest Future Income Payment Start Date you can change to is thirteen (13) months from the date of your last Future Income Purchase, and the latest date is five (5) years after the original Future Income Start Date you chose, or the year in which the Annuitant (oldest joint Annuitant, if applicable) is age 85, if earlier. Note, however that with Traditional IRA policies, the Future Income Start Date cannot be deferred later than April 1 of the year following the year when the Owner reaches their applicable age (see “DISTRIBUTIONS UNDER THE POLICY – Required Minimum Distributions”). For Qualified Policies, a change in the Future Income Start Date to an earlier date may be subject to Code restrictions applicable to required minimum distributions. If a change in the Future Income Start Date would result in Future Income Payments that violate those Code restrictions, we will inform you that you may revise your request to an allowable Future Income Start Date. If the Future Income Start Date is accelerated by five (5) years or less, we will increase the Future Income Payments, if necessary, to an amount that will satisfy Code restrictions. Accelerating the Future Income Start Date would likely result in a lower Future Income Payment and deferring the date would likely result in a higher payment. However, if you defer the date, you increase the chance that you may die before payments begin, or you could receive fewer payments before you die. If you choose to change the Future Income Start Date, the interest rate for recalculating your Future Income Payments will be determined according to a formula that appears on your rider Data Page. The formula includes a factor that will increase the interest rate used to recalculate the Future Income Payments for accelerations and decrease the interest rate used to recalculate Future Income Payments for deferrals. The rider Data Page has additional information about how accelerating or deferring the Future Income Start Date will affect your Future Income Payments. APPENDIX 2 has information about restrictions on Income Start Dates under qualified plans.
To change the Future Income Start Date, you must send the VPSC a request in writing or by any other method we make available, to one of the addresses listed in the “CONTACTING NYLIAC” section of this Prospectus.
If the Annuitant is living on the Future Income Start Date, we will make Future Income Payments under the life with cash refund option to the designated Payee. For Non–Qualified Policies only, you also have the option to receive any eight (8) consecutive Future Income Payments in advance in a lump sum. This option can be exercised only three (3) times over the life of the Policy. This option is not available if you are under age 59½.
Death Benefits under the FIR.
Death benefits under the FIR are in addition to death benefits payable under the base policy, which are described in “DESCRIPTION OF BENEFITS – The Standard Death Benefit–Death Before Annuity Commencement” and death benefits under the optional Annual Death Benefit Reset Rider, which are described in “DESCRIPTION OF BENEFITS—Annual Death Benefit Reset (ADBR) Rider”. If you have made a Future Income Purchase, the FIR provides for the following death benefits:
●
If the Policy ends due to the death of an Owner or Annuitant before the Policy is annuitized (i.e. when Income Payments under the policy begin) and before the Future Income Start Date, the FIR ends and we will pay the Beneficiary a death benefit in an amount equal to the cumulative Future Income Purchases.
●
If the Policy ends because an Owner or Annuitant dies before the policy is annuitized and after the Future Income Start Date, we will continue to make Future Income Payments to the Payee, while an Annuitant is living. If no Annuitant is living or when the Annuitant dies (last surviving Annuitant for joint Annuitant policies), we will pay to your Beneficiary, even if the Payee is still living, a death benefit, if any, in an amount equal to the cumulative Future Income Purchases less the sum of Future Income Payments made as of the date of death of the Annuitant (last surviving Annuitant for joint Annuitant policies). The Payee is the individual or entity you have designated to receive Future Income Payments.
●
If an Owner dies after the policy is annuitized and before the Future Income Start Date, the FIR ends and we will pay the Beneficiary a death benefit in an amount equal to the cumulative Future Income Purchases even if an Annuitant is still living.
●
If an Owner dies after the policy is annuitized and after the Future Income Start Date, we will continue making Future Income Payments to the Payee while an Annuitant is living. If the Payee dies before the Annuitant, then we will make Future Income Payments to the Annuitant, unless you specify otherwise. If no Annuitant is living, or when the Annuitant dies (last surviving Annuitant for joint Annuitant policies), we will pay the Beneficiary, even if the Payee is still living, a death benefit, if any, in an amount equal to the cumulative Future Income Purchases less the sum of Future Income Payments made as of the date of death of the Annuitant (last surviving Annuitant for joint Annuitant policies).
Death of an Annuitant under the FIR

If the policy is issued with one Annuitant, who is not the Owner, and the Annuitant dies before the Future Income Start Date, then you (the primary Owner) become the new Annuitant. We will increase the Variable Accumulation Value by an amount equal to the cumulative Future Income Purchases made while the Annuitant was living. We will apply the increase to the Investment Divisions on a pro–rata basis, based on the allocations in effect as of the date of the Annuitant’s death. We will make this adjustment as of the date we receive proof of death for the Annuitant. No Future Income Payments will be made with the Future Income Purchases based on the original Annuitant’s life. However, the Owner (who is now the new Annuitant) may make subsequent Future Income Purchases based on his or her own life.
For joint Annuitant policies, if an Annuitant who is not an Owner dies prior to the Future Income Start Date, you cannot add a new joint Annuitant, and we will not make any adjustments to the Variable Accumulation Value when a non–Owner Annuitant dies. You may continue to make Future Income Purchases based on the life of the surviving Annuitant. These purchases will be added to any joint life Future Income Purchases, made prior to the Annuitant’s death, to provide Future Income Payments at the Future Income Start Date.
Spousal Continuation and the FIR
If the Owner dies before annuitizing the policy, and the Owner’s spouse is eligible to continue the policy (see “DESCRIPTION OF BENEFITS – The Standard Death Benefit–Death Before Annuity Commencement”, below), the following will occur if your spouse continues the policy:
●
If you die before the Future Income Start Date, and you were the only Annuitant, and you have not made any Future Income Purchases, your Spouse may make Future Income Purchases based on his or her own life as the new Annuitant, subject to certain limitations specified in the FIR.
●
If you die before the Future Income Start Date, and you were the only Annuitant, and you made Future Income Purchases, we will not make any Future Income Payments based on those Future Income Purchases. Instead, we will increase the Policy’s Variable Accumulation Value by an amount equal to the total Future Income Purchases. We will apply the increase on a pro–rata basis, based on the Investment Division allocations in effect as of the date of your death. We will make this adjustment as of the date we receive proof of death for you. Following this adjustment, your spouse, who is now the Annuitant, may make Future Income Purchases based on his or her own life, subject to certain limitations in the FIR.
●
If you and your spouse were joint Annuitants, after you die your spouse may make Future Income Purchases based on his or her own life, subject to certain limitations in the FIR, even if you made joint–life Future Income Purchases prior to your death. We will apply all Future Income Purchases that either or both of you made to Future Income Payments at the Future Income Start Date.
●
If you were not an Annuitant, after you die your spouse may make Future Income Purchases based on the life of the Annuitant, or joint Annuitants, as applicable, and subject to the limitations of the FIR. We will apply all Future Income Purchases that either or both of you made to Future Income Payments.
If you die after the Future Income Start Date but before annuitizing the policy, the following will occur:
●
We will continue to make Future Income Payments to the Payee for as long as an Annuitant is living. Your spouse may continue the policy.
Set forth below is an example of how the benefit under the FIR may be realized. In this example, we have assumed the following:
(1)
The policyowner is a 60-year-old woman in her fourth Policy Year;
(2)
The policy has $100,000 of Accumulation Value;
(3)
On May 1, 2021, the policyowner purchases $15,000 in Future Income with the Cash Refund Income Option and has chosen a Future Income Start Date of May 1, 2025; and
(4)
The Accumulation Value of the policy decreased to $85,000 as a result. No surrender charges are assessed;
Based on the rate in effect for this policyowner on May 1, 2021, the policyowner will receive annual income starting on May 1, 2025 in the amount of $755.28.

Automatic Asset Rebalancing
This policy feature, which is available at no additional cost, allows you to automatically maintain the percentage of your Variable Accumulation Value allocated to each Investment Division at a pre-set level. Unless you opt out of AAR on your application or in a subsequent notice, your policy will be subject to AAR.
AAR works as follows:
You might specify that 50% of the Variable Accumulation Value of your policy be allocated to the NYLIM VP MacKay Convertible Investment Division and 50% of the Variable Accumulation Value be allocated to the NYLIM VP PineStone International Equity Investment Division. Over time, the fluctuations in returns from each of these Investment Divisions will shift the percentages of your Variable Accumulation Value in each Investment Division. Using AAR, NYLIAC will automatically transfer your Variable Accumulation Value back to the percentages you specify.
 AAR also applies if your Variable Accumulation Value is allocated to an Asset Allocation Model.
You can choose to have AAR transfers made on your quarterly, semi-annual, or annual Policy Anniversary.
If at any time you elect not to use the AAR feature and then change your mind, you must send a completed AAR request form to the VPSC at one of the addresses listed in the “CONTACTING NYLIAC” section of this Prospectus or by any other method we make available. The VPSC must receive the completed AAR request form at least five Business Days before the date that the rebalancing is scheduled to begin. If we receive your completed AAR request form for this option less than five Business Days prior to the date you request rebalancing to begin, the reallocation will begin on the next rebalancing date based on the rebalancing frequency you selected. Faxed and e-mailed AAR requests are not currently accepted; however, we reserve the right to accept them at our discretion. You may modify an existing AAR by contacting us by phone at the number provided in the “CONTACTING NYLIAC” section of this Prospectus. We will suspend AAR automatically if the Variable Accumulation Value is less than $2,500 on a reallocation date. Once the Variable Accumulation Value equals or exceeds this amount, AAR will resume automatically as scheduled. There is no minimum amount that you must allocate among the Investment Divisions under this option. AAR may be cancelled if a premium allocation change or transfer is submitted on your behalf that is inconsistent with your current AAR arrangement. You may prevent this cancellation if a conforming AAR change is processed within one Business Day of the inconsistent premium allocation change or transfer.
You may cancel the AAR feature at any time by sending a written cancellation request in Good Order to the VPSC or by contacting us by phone or online as described in the “CONTACTING NYLIAC” section of this Prospectus. You may not elect the AAR feature if you have selected the traditional Dollar Cost Averaging option. However, you have the option of alternating between these two features.
Dollar Cost Averaging Programs
The main objective of dollar cost averaging is to achieve an average cost per Accumulation Unit that is lower than the average price per Accumulation Unit during volatile market conditions. Since you transfer the same dollar amount to an Investment Division with each transfer, you purchase more units in an Investment Division if the value per unit is low and fewer units if the value per unit is high. Therefore, you may achieve a lower-than-average cost per unit if prices fluctuate over the long term. Similarly, for each transfer out of an Investment Division, you sell more units in an Investment Division if the value per unit is low and fewer units if the value per unit is high. Dollar cost averaging does not assure a profit in rising markets or protect against a loss in declining markets. Because it involves continuous investing regardless of price levels, you should consider your financial ability to continue to make purchases during periods of varying price levels. We do not count transfers under dollar cost averaging as part of your 12 free transfers each Policy Year. There is no charge imposed for either of the Dollar Cost Averaging programs.
We have set forth below an example of how dollar cost averaging works. In the example, we have assumed that you want to transfer $100 from the NYLIM VP U.S. Government Money Market Investment Division to the NYLIM VP Dimensional U.S. Equity—Service Class Investment Division each month. Assuming the Accumulation Unit values below, you would purchase the following number of Accumulation Units:

Month	Amount Transferred	Accumulation Unit Value	Accumulation Units Purchased
1	$100	$10.00	10.00
2	$100	$8.00	12.50
3	$100	$12.50	8.00
4	$100	$7.50	13.33
Total	$400	$38.00	43.83
The average unit price is calculated as follows:
Total unit price	=	$38.00	=	$9.50
Number of months		4
The average unit cost is calculated as follows:
Total amount transferred	=	$400.00	=	$9.13
Total units purchased		43.83
In this example, with dollar cost averaging you would have paid an average of $9.13 per unit while the average price per unit during the purchase period was $9.50. Keep in mind that it is also possible for dollar cost averaging to result in a loss. For example, if Accumulation Unit Values had increased rapidly over the four-month period used in the example above, you would have achieved a lower average unit cost by making the entire purchase in the first month.
Traditional Dollar Cost Averaging
This option, which is available at no additional cost, permits systematic investing to be made in equal installments over various market cycles to help reduce risk. You may specify, prior to the Annuity Commencement Date, a specific dollar amount to be transferred from any Investment Division to any combination of Investment Divisions and/or the Fixed Account. Please note that for Premium based Base Contract Charge policies, amounts cannot be transferred to the Fixed Account (if applicable) You will specify the Investment Divisions to transfer money from, the Investment Divisions and/or Fixed Account to transfer money to, the amounts to be transferred, the date on which transfers will be made, subject to our rules, and the frequency of the transfers (monthly, quarterly, semi-annually or annually). You may not use traditional dollar cost averaging to make transfers into or from an Asset Allocation Model. You may not make transfers from the Fixed Account, but you may make transfers into the Fixed Account. Each transfer from an Investment Division must be at least $100. You must have a minimum Accumulation Value of $2,500 to elect this option. Once all money has been allocated to the Investment Divisions of your choice or the balance in the Investment Division you are transferring from is less than $100, the Dollar Cost Averaging option will cease. A new request must be submitted to reactivate this feature. NYLIAC may reduce the minimum transfer amount and minimum Accumulation Value at its discretion.
NYLIAC will make all Dollar Cost Averaging transfers on the day of each calendar month that you specify or on the next Business Day (if the day you have specified is not a Business Day). You may specify any day of the month except the 29th, 30th, or 31st. In order to process transfers under the Dollar Cost Averaging Option, the VPSC must have received a completed Dollar Cost Averaging request form in Good Order at one of the addresses listed in the “CONTACTING NYLIAC” section of this Prospectus no later than five Business Days prior to the date transfers are to begin. You may also process a Dollar Cost Averaging transfer by any other method we make available. If your Dollar Cost Averaging request form for this option is received less than five Business Days prior to the date you request it to begin, the transfers will begin on the day of the month you specify in the month following the receipt of your request. All completed Dollar Cost Averaging request forms must be sent to the VPSC at one of the addresses listed in the “CONTACTING NYLIAC” section of this Prospectus. Faxed and e-mailed requests are not currently accepted, however, we reserve the right to accept them at our discretion.

You may cancel the Dollar Cost Averaging option at any time. To cancel the Dollar Cost Averaging option, you must send a written cancellation request in Good Order to the VPSC or contact us by phone at the number provided in the “CONTACTING NYLIAC” section of this Prospectus. NYLIAC may also cancel this option if the Accumulation Value is less than $2,000, or such lower amount as we may determine. You may not elect the Dollar Cost Averaging option if you have selected the Automatic Asset Rebalancing option. However, you have the option of alternating between these two features.
The DCA Advantage Account
This feature, which is available at no additional cost, permits you to set up automatic dollar cost averaging using the DCA Advantage Account when an initial premium payment or a subsequent premium payment is made. The DCA Advantage Account transfers amounts automatically to the Investment Divisions you choose in six monthly increments, as described below. We credit amounts in the DCA Advantage Account with interest. You can request the DCA Advantage Account in addition to traditional Dollar Cost Averaging, Automatic Asset Rebalancing or Interest Sweep. To set up a DCA Advantage Account you must send a completed DCA Advantage Account request form in Good Order to the VPSC at one of the addresses listed in the “CONTACTING NYLIAC” section of this Prospectus.
If you wish to allocate to the DCA Advantage Account, each premium payment you allocate to it must be at least $2,000. If your payment is less than the $2,000 minimum, it will not be allocated to the DCA Advantage Account. Instead, it will be automatically applied to the Investment Divisions that you have specified to receive transfers from the DCA Advantage Account. You must specify the Investment Divisions or available Asset Allocation Model into which transfers from the DCA Advantage Account are to be made. However, you may not select the DCA Advantage Account if its duration would extend beyond the Annuity Commencement Date. You may not make transfers from the DCA Advantage Account into the Fixed Account. We do not count transfers out of the DCA Advantage Account as part of your 12 free transfers each Policy Year. Dollar cost averaging will begin one month from the date NYLIAC receives the premium payment and transfers will be made on the same day (on the next Business Day if the day is not a Business Day) each subsequent month for the duration of the DCA Advantage Account. If a transfer is scheduled to occur on a day that does not exist in a month, it will be processed on the last day of that month or on the next Business Day if the last day of that month is not a Business Day. The amount of each transfer will be calculated at the time of the transfer based on the number of remaining monthly transfers and the remaining value in the DCA Advantage Account. For example, the amount of the first monthly transfer out of the DCA Advantage Account will equal 1/6 of the value of the DCA Advantage Account on the date of the transfer. The amount of each of the five remaining transfers will equal 1/5, 1/4, 1/3, 1/2 and the remainder of the balance, respectively, of the value of the DCA Advantage Account on the date of each transfer.
You may not have more than one DCA Advantage Account open at the same time. Accordingly, any subsequent premium payment we receive for a DCA Advantage Account that is already open will be allocated to that same DCA Advantage Account and will earn the same interest rate. The entire value of the DCA Advantage Account will be completely transferred to the Investment Divisions or Asset Allocation Model within the duration specified. For example, if you allocate an initial premium payment to the DCA Advantage Account under which the 6-month term will end on December 31 and you make a subsequent premium payment to the 6-month DCA Advantage Account before December 31, we will allocate the subsequent premium payment to the same 6-month DCA Advantage Account already opened and transfer the entire value of the 6-month DCA Advantage Account to the Investment Divisions or Asset Allocation Model by December 31 even though a portion of the money was not in that DCA Advantage Account for the entire 6-month period. If an additional premium payment of $2,000 or more is allocated to the DCA Advantage Account after the duration has expired, the DCA Advantage Account will be re–activated and will earn the interest rate in effect on the Business Day the new premium payment is received at the VPSC.
You can make partial withdrawals and transfers (in addition to the automatic transfers described above) from the DCA Advantage Account. We will make partial withdrawals and transfers first from the DCA Advantage Account Accumulation Value attributed to the initial premium payment and then from the DCA Advantage Account Accumulation Value attributed to subsequent allocations in the order received.
You cannot make transfers into the DCA Advantage Account from any Allocation Option.

Interest Sweep
This optional benefit, which is available at no additional cost, allows the interest earned on monies allocated to the Fixed Account to be transferred from the Fixed Account to one or any combination of Investment Divisions or an available Asset Allocation Model. You must specify the Investment Divisions and/or Asset Allocation Model, the frequency of the transfers (monthly, quarterly, semi-annually, or annually), and the day of each calendar month to make the transfers (except the 29th, 30th, and 31st of a month). NYLIAC will make all Interest Sweep transfers on the day of each calendar month you have specified or on the next Business Day (if the day you have specified is not a Business Day). To request an Interest Sweep transfer, you must send an Interest Sweep request form in Good Order to the VPSC at one of the addresses listed in the “CONTACTING NYLIAC” section of this Prospectus. The VPSC must receive a completed Interest Sweep request form at least five Business Days prior to the date transfers are scheduled to begin. If the VPSC does not receive a completed Interest Sweep request form within the five Business Days prior to the date you request it to begin, the transfer will begin on the day of the month you specify in the month following the receipt of your request.
The Interest Sweep option may be utilized in addition to traditional Dollar Cost Averaging, Automatic Asset Rebalancing, or the DCA Advantage Account. With an Asset Allocation Model, the Interest Sweep option may be utilized with Automatic Asset Rebalancing and the DCA Advantage Account. If an Interest Sweep transfer is scheduled for the same day as a transfer related to the traditional Dollar Cost Averaging option, the Automatic Asset Rebalancing option or the DCA Advantage Account, we will process the Interest Sweep transfer first.
You may cancel the Interest Sweep option at any time. To cancel the Interest Sweep Option, you must send a written cancellation request in Good Order to the VPSC or contact us by telephone as described in the “CONTACTING NYLIAC” section of this Prospectus. We may also cancel this option if the Fixed Account Accumulation Value is less than $2,000, or such a lower amount as we may determine.
To establish a new Interest Sweep transfer after the option has been cancelled, you must send an Interest Sweep request form in Good Order to the VPSC at one of the addresses listed in the “CONTACTING NYLIAC” section of this Prospectus. You may also process an Interest Sweep transfer by any other method we make available. The VPSC must receive an Interest Sweep request form in Good Order at least five Business Days prior to the date transfers are scheduled to begin. If the VPSC does not receive an Interest Sweep request form in Good Order at least five Business Days prior to the date you request it to begin, transfers will begin on the day of the month you specify in the month following the receipt of your request. Faxed and e-mailed requests are not currently accepted, however, we reserve the right to accept them at our discretion. The minimum Fixed Account Accumulation Value required to elect this option is $2,500, but this amount may be reduced at our discretion.
Charges And Deductions

Transaction Expenses
Surrender Charges
Since no deduction for a sales charge is made from each premium payment, we impose a surrender charge on certain partial withdrawals and surrenders of the policies. The surrender charge covers certain expenses relating to the sale of the policies, including commissions to registered representatives and other promotional expenses. We measure the surrender charge as a percentage of the amount withdrawn or surrendered. The surrender charge applies to certain amounts applied under certain Income Payment options.
If you surrender your policy, we deduct the surrender charge from the amount paid to you. If you make a partial withdrawal, you can direct NYLIAC to take surrender charges either from the remaining value of the Allocation Options from which the partial withdrawals are made, or from the amount paid to you. If you specify the Allocation Options from which to make the withdrawal, we will deduct the surrender charge pro-rata according to your instructions. If you do not specify the Allocation Options from which to make the withdrawal, we will deduct the surrender charge pro-rata from each Allocation Option. If the remaining value in an Allocation Option and/or the DCA Advantage Account, is less than the necessary surrender charge, we will not process the withdrawal. However, you can withdraw any investment gains under your policy without a surrender charge (see “CHARGES AND DEDUCTIONS—Transaction Expenses—Exceptions to Surrender Charges,” below).

In most jurisdictions, the surrender charge is 7% of the amounts withdrawn or surrendered during the first three Policy Years. The percentage of the charge declines 1% for each additional Policy Year, until the ninth Policy Year, after which no surrender charge is made, as shown in the following chart:
Amount of Surrender Charge
Policy Year	Surrender Charge
1	7%
2	7%
3	7%
4	6%
5	5%
6	4%
7	3%
8	2%
9	1%
10+	0%
The duration of the surrender charge schedule is based solely on the Policy Date. Additional premium payments do not begin their own surrender charge schedules. For the surrender charge schedule applicable for policies issued in New York with an application signed on or after November 13, 2023, see APPENDIX 3 –State Variations.
Exceptions to Surrender Charges
We will not assess a surrender charge:
(a)
For policies issued to policyowners age 75 and under on amounts you withdraw in any one Policy Year that are less than or equal to the greatest of: (i) 10% of the Accumulation Value at the time of surrender or withdrawal, less any prior Surrender Charge free withdrawals during the Policy Year; (ii) 10% of the Accumulation Value as of the prior Policy Anniversary (10% of the premium payment if the withdrawal is made in the first Policy Year), less any prior Surrender Charge free withdrawals during the Policy Year; or (iii) the Accumulation Value less accumulated premium payments;
(b)
For policies issued to policyowners age 76 to 80 who applied for policies on or after May 1, 2022 on amounts you withdraw in any one Policy Year that are less than or equal to the greatest of: (i) 25% of the Accumulation Value at the time of surrender or withdrawal, less any prior Surrender Charge free withdrawals during the Policy Year; (ii) 25% of the Accumulation Value as of the prior Policy Anniversary (25% of the premium payment if the withdrawal is made in the first Policy Year), less any prior Surrender Charge free withdrawals during the Policy Year; or (iii) 25% of the Accumulation Value less accumulated premium payments;
(c)
if NYLIAC cancels the policy;
(d)
if you exercise your right to cancel your policy during the Free Look period;
(e)
when we pay proceeds upon the death of the policyowner;
(f)
when you select an Income Payment option involving life income in any Policy Year after the first Policy Anniversary;
(g)
when a required minimum distribution calculated based on the value of this policy is made under a Qualified Policy or an Inherited Non-Qualified policy (the amount of a required minimum distribution will, however, be included when calculating the amount in item (a), above);
(h)
on withdrawals you make under the Living Needs Benefit/Unemployment Rider;
(i)
on monthly or quarterly periodic partial withdrawals made pursuant to Section 72(t)(2)(A)(iv) of the Code;
(j)
when the aggregate surrender charges under a policy exceed 9.0% of the total premium payments.

(k)
on amounts applied to Future Income Purchases, if applicable; and
(l)   on withdrawals at age 59½ or older if the policy is tax-qualified and if the money withdrawn from the policy was transferred or rolled over from a NYLIAC fixed deferred annuity policy.
Transfer Fees
Currently, we do not charge for transfers under the policy. However, we reserve the right to charge up to $30 for each transfer after the first 12 in a given Policy Year, subject to any applicable state insurance law requirements. The charge is to compensate us for the expense of processing the transfer. The transfer charge, if applicable, will be assessed at the time that the transfer is processed and will be deducted from your Accumulation Value and taken pro rata from each Allocation Option. Each time you request a transfer, we will assess the transfer charge, if applicable. Separate requests submitted on the same day will each be treated as separate transfers. Transfers made under traditional Dollar Cost Averaging, Interest Sweep, the DCA Advantage Account, and Automatic Asset Rebalancing do not count toward this transfer limit.
Payments Returned for Insufficient Funds
If your premium payment is returned for insufficient funds, we reserve the right to reverse your allocation(s) and charge you a $20 fee for each returned payment. The charge is to compensate us for the expense of processing the returned payment. This charge, if applicable, will be assessed at the time the payment is reversed and will be deducted from your Accumulation Value and taken pro rata from each Allocation Option. In addition, the Portfolio may also redeem shares to cover any losses it incurs as result of a returned payment. If a payment is returned for insufficient funds for two consecutive periods, the privileges to pay by check or electronically will be suspended until the VPSC receives a written request to reinstate it in Good Order at one of the addresses noted in the “CONTACTING NYLIAC” section of the Prospectus, and we agree.
Annual Policy Expenses
Base Contract Charges (M&E Charge)
Prior to the Annuity Commencement Date, we deduct a charge from the assets of the Separate Account to compensate us for certain mortality and expense risks and administrative costs (M&E Charge) we assume under the policies and for providing policy administration services. You may choose to have the M&E Charge assessed based on either the Accumulation Value of the policy or the Adjusted Premium Payments.
We reduce the M&E Charge at the end of the Surrender Charge Period.
M&E Charges for Policies Applied For On or After May 1, 2016
For policies applied for on and after May 1, 2016 whose M&E Charges are based on your policy’s Accumulation Value, we assess the following M&E Charges daily:
●
During the Surrender Charge Period the M&E Charge is 1.30% (annualized) of the daily average Variable Accumulation Value.
●
After the end of the Surrender Charge Period the M&E Charge is 1.10% (annualized) of the daily average Variable Accumulation Value.
For policies applied for on and after May 1, 2016 whose M&E Charges are based on the amount of your Adjusted Premium Payments, we assess the following M&E Charges, which are deducted from the Investment Divisions through a reduction in Accumulation Units each policy quarter (excluding premiums allocated to the Fixed Account that are not transferred to the Investment Divisions):
●
During the Surrender Charge Period the M&E Charge is 1.55% (annualized) of the Adjusted Premium Payments.
●
After the end of the Surrender Charge Period the M&E Charge is 1.20% (annualized) of the Adjusted Premium Payments.

M&E Charges for Policies Applied For Before May 1, 2016
For policies applied for before May 1, 2016 whose M&E Charges are based on your policy’s Accumulation Value, we assess the following M&E Charges daily:
●
During the Surrender Charge Period the M&E Charge is 1.35% (annualized) of the daily average Variable Accumulation Value.
●
After the end of the Surrender Charge Period the M&E Charge is 1.15% (annualized) of the daily average Variable Accumulation Value.
For policies applied for before May 1, 2016 whose M&E Charges are based on the amount of your Adjusted Premium Payments, we assess the following M&E Charges, which are deducted from the Investment Divisions through a reduction in Accumulation Units each policy quarter (excluding premiums allocated to the Fixed Account that are not transferred to the Investment Divisions):
●
During the Surrender Charge Period the M&E Charge is 1.55% (annualized) of the Adjusted Premium Payments.
●
After the end of the Surrender Charge Period the M&E Charge is 1.35% (annualized) of the Adjusted Premium Payments.
For Accumulation Value based M&E Charge policies, the M&E Charge may vary based on the Accumulation Value of the policy when the M&E Charge is deducted. For Premium-based M&E Charge policies, the M&E Charge is assessed based on the Adjusted Premium Payments and will not vary with fluctuations in the policy’s Accumulation Value. We guarantee that this charge will not increase. If the charge is insufficient to cover actual costs and assumed risks, the loss will fall on NYLIAC. We expect to profit from this charge. We may use these proceeds for any corporate purpose, including expenses relating to the sale of the policies, to the extent that surrender charges do not adequately cover sales expenses.
The amount of Premium-based M&E Charges deducted from your Accumulation Value will be unaffected by fluctuations in market performance. In a rising market, the Premium-based M&E Charge structure will benefit the policyowner because the Premium based M&E Charge, when measured as a percentage of separate account assets, will be reduced. In a flat or declining market, the Premium based M&E Charge structure will result in an increase in the charge when measured against separate account assets. The amount of Accumulation Value based M&E Charges assessed to your policy will be affected by fluctuations in market performance. However, the Accumulation Value based M&E Charge structure may be more advantageous in a flat or declining market.
The mortality risk assumed is the risk that Annuitants as a group will live for a longer time than our actuarial tables predict. As a result, we would be paying more Income Payments than we planned. We also assume a risk that the mortality assumptions reflected in our guaranteed annuity payment tables, shown in each policy, will differ from actual mortality experience. Lastly, we assume a mortality risk that, at the time of death, the guaranteed minimum death benefit will exceed the policy’s Accumulation Value. The expense risk assumed is the risk that the cost of issuing and administering the policies will exceed the amount we charge for these services. We expect to make a profit from this charge, which we may use for any purpose.
Administrative Expense – Policy Service Charge
We deduct an annual policy service charge of $30 each Policy Year on the Policy Anniversary and upon surrender of the policy. However, we will waive the annual policy service charge if your policy has $50,000 or more of Accumulation Value on a given Policy Anniversary.
We deduct the annual policy service charge from each Allocation Option and the DCA Advantage Account, if applicable, in proportion to its percentage of the Accumulation Value in each option on the Policy Anniversary or date of surrender. This charge is designed to cover the costs for providing services under the policy such as collecting, processing, and confirming premium payments and establishing and maintaining the available methods of payment.

Optional Benefit Expenses
Annual Death Benefit Reset (ADBR) Rider Charge
If you purchase the ADBR Rider, we will deduct a charge each policy quarter that the rider is in effect based on the amount that is guaranteed as of the last Reset Anniversary, less any Reset Value Proportional Reductions. This charge is to compensate NYLIAC for the risk of the underlying guarantee provided by the rider. In most jurisdictions, this charge will be deducted from each Investment Division, the DCA Advantage Account and the Fixed Account, in proportion to its percentage of the Accumulation Value of the applicable quarter and will not reduce your Adjusted Premium Payments. However, for policies issued in New York, this charge will be deducted only from the Variable Accumulation Value. This charge will continue to be deducted while the policy remains in–force.
If you applied for your policy before May 1, 2016, the charge for the ADBR Rider is based upon your age when the policy is issued, which will not change. The maximum annual charge is 1.00% of the most recent reset amount, or the initial premium payment in the first Policy Year. You should check with your registered representative to determine the percentage we are currently charging. For policies applied for before May 1, 2016, the ADBR Rider charge is as follows:
Age of Oldest Owner at Issue	Annual Charge
65 or younger	0.30%	(.0750% per quarter)
66 to 75 inclusive	0.35%	(.0875% per quarter)
If you applied for your policy on and after May 1, 2016, the current charge for the ADBR Rider, for policyowners of all ages, is 0.25% per year (0.0625% per quarter).
Annual Portfolio Expenses
Portfolio fees and expenses are deducted from and paid out of the assets of the Portfolios. The value of the assets of the Separate Account will indirectly reflect the Portfolios’ total fees and expenses. The Portfolios’ total fees and expenses are not part of the policy. They may vary in amount from year to year. These fees and expenses are described in detail in the relevant Portfolio’s prospectus and/or SAI. A complete list of Portfolios available under the policy, including their annual expenses, may be found in APPENDIX 1.
Certain Portfolios may also impose liquidity or redemption fees on withdrawals (including transfers) pursuant to SEC rules, including Rules 2a-7 or 22c-2 under the Investment Company Act of 1940. In such cases, we would administer the Portfolio fees and deduct them from your Accumulation Value or transaction proceeds.
Group and Sponsored Arrangements
For certain group or sponsored arrangements, we may reduce the surrender charge and the policy service charge or change the minimum initial and additional premium payment requirements. Group arrangements include those in which a trustee or an employer, for example, purchases policies covering a group of individuals on a group basis. Sponsored arrangements include those in which an employer allows us to sell policies to its employees or retirees on an individual basis.
Our costs for sales, administration, and mortality generally vary with the size and stability of the group among other factors. We take all these factors into account when reducing charges. To qualify for reduced charges, a group or sponsored arrangement must meet certain requirements, including our requirements for size and number of years in existence. Group or sponsored arrangements that have been set up solely to buy policies or that have been in existence less than six months will not qualify for reduced charges.
We will make any reductions according to our rules in effect when an application or enrollment form for a policy is approved. We may change these rules from time to time. Any variation in the surrender charge or policy service charge will reflect differences in costs or services and will not be unfairly discriminatory.

Taxes
NYLIAC may, where premium taxes are imposed by state law, deduct such taxes from your policy either: (i) when a surrender, Future Income Purchase or cancellation occurs, or (ii) at the Annuity Commencement Date or the Future Income Start Date. Applicable premium tax rates depend upon such factors as your current state of residency, and the insurance laws and NYLIAC’s status in states where premium taxes are incurred. Current premium tax rates range from 0% to 3.5%. Applicable premium tax rates are subject to change by legislation, administrative interpretations or judicial acts.
We may in the future seek to amend the policies to deduct premium taxes when a premium payment is received.
Under present laws, NYLIAC will also incur state and local taxes (in addition to the premium taxes described above) in several states. NYLIAC may assess charges for such taxes.
NYLIAC does not expect to incur any federal income tax liability attributable to investment income or capital gains retained as part of the Separate Account reserves under the policies. (See “FEDERAL TAX MATTERS.”) Based upon these expectations, no charge is being made currently for corporate federal income taxes which may be attributable to the Separate Account. Such a charge may be made in future years for any federal income taxes NYLIAC incurs.
Distributions Under The Policy

Surrenders and Withdrawals
You can make partial withdrawals, periodic partial withdrawals, hardship withdrawals, or surrender the policy to receive part or all of the Accumulation Value at any time before the Annuity Commencement Date and while the Annuitant is living. To request a surrender or withdrawal, you can send a written request in Good Order to the VPSC at one of the addresses listed on the “CONTACTING NYLIAC” section of this Prospectus or utilize any other method we make available. Faxed and e-mailed requests are not currently accepted, however, we reserve the right to accept them at our discretion. If the request is in Good Order, the amount available for withdrawal is the Accumulation Value at the end of the Business Day that the VPSC receives the written request, less any outstanding loan balance, surrender charges, taxes that we may deduct, and the annual policy service charge, if applicable. If you have not provided us with a written election not to withhold federal income taxes at the time you make a withdrawal or surrender request, NYLIAC must by law withhold such taxes from the taxable portion of any surrender or withdrawal. We will remit that amount to the federal government. In addition, some states have enacted legislation requiring withholding. You can also request a partial withdrawal online at www.newyorklife.com or the mobile application. NYLIAC will pay all surrenders or withdrawals within seven days of receipt of all required information in Good Order (including documents necessary to comply with federal and state tax law), subject to postponement in certain circumstances. (See “THE POLICIES—Delay of Payments”).
Since you assume the investment risk with respect to amounts allocated to the Separate Account and because certain surrenders or withdrawals are subject to a surrender charge and premium tax deduction, the total amount paid upon surrender of the policy (taking into account any prior withdrawals) may be more or less than the total premium payments made.
Surrenders and withdrawals may be taxable transactions, and the Code provides that a 10% penalty tax may be imposed on certain early surrenders or withdrawals made before the Owner attains age 59½ (the penalty tax is increased to 25% in the case of a distribution from a SIMPLE IRA within the first two years of your participation in the SIMPLE IRA Plan.) (See “FEDERAL TAX MATTERS—Taxation of Annuities in General.”) In addition, taxable surrenders and withdrawals may be subject to an additional 3.8 percent tax on net investment income. (See “FEDERAL TAX MATTERS—3.8 Percent Tax on Certain Investment Income.”)
Surrenders
We may deduct a surrender charge and any state premium tax, if applicable, any outstanding loan balance, and the annual policy service charge, if applicable, from the amount paid. For surrender requests over $50,000, we may require additional verification of your identity before the request can be deemed in Good Order. For surrender requests of any size, if your address or bank account information has been on file with us for less than thirty (30) days, we may require additional verification of your identity before we will process a request to send surrender proceeds electronically to that bank account or through the mail to that address. (See “ANNUITY PAYMENTS (THE INCOME PHASE)—Income Payments.”) Surrenders may be taxable transactions and a 10% penalty tax may be applicable if the surrender is made before the Owner attains age 59½. (See “FEDERAL TAX MATTERS—Taxation of Annuities in General.”)
Partial Withdrawals
The minimum amount that can be withdrawn is $500 unless we agree otherwise. We will withdraw the amount from the Allocation Options in accordance with your request. However, if you do not specify how to allocate a partial withdrawal among the Allocation Options, we will deduct the partial withdrawal on a pro-rata basis.  Your requested partial withdrawal will be effective on the date we receive your request in Good Order at the VPSC or online at www.newyorklife.com or the mobile application. However, if that day is not a Business Day or if your request is received after the close of the NYSE, then the requested partial withdrawal will be effective on the next Business Day. Generally, we will pay the partial withdrawal within seven days of that date. Partial withdrawals may be taxable transactions and the 10% penalty tax provisions may be applicable. (See “FEDERAL TAX MATTERS—Taxation of Annuities in General.”)
If a surrender charge applies to your partial withdrawal, surrender charges will be deducted from the amount paid to you unless you instruct us otherwise. You may, however, request to have the surrender charges taken from the remaining value of the Allocation Options from which partial withdrawals are made. If you specify the Allocation Options from which to make the withdrawal, we will deduct the surrender charge pro-rata according to your instructions. If you do not specify the Allocation Options from which to make the withdrawal, we will deduct the surrender charge pro-rata from each Allocation Option.
If the requested partial withdrawal is equal to the value in any of the Allocation Options from which the partial withdrawal is being made, we will pay the entire value of that Allocation Option and/or the DCA Advantage Account, less any surrender charge that may apply to you. If honoring a partial withdrawal request would result in an Accumulation Value that would provide Income Payments of less than $20 per month on the Annuity Commencement Date, we reserve the right to terminate your policy and pay you the Accumulation Value in a single sum, subject to any applicable state insurance law or regulation. We will notify you of our intention to exercise this right and give you 90 days to make a premium payment. If we terminate your policy, we will pay you the Accumulation Value of your policy in one lump sum.
Currently, online withdrawals cannot exceed $250,000 and telephone partial withdrawals cannot exceed $100,000. We may require additional verification of your identity for written or telephone partial withdrawal requests for amounts greater than $50,000 before the request can be deemed in Good Order. For withdrawal requests of any size, if your address or bank account information has been on file with us for less than 30 days, we may require the request in writing or require additional verification of your identity, in a means acceptable to us, before we will process a request to send partial withdrawal proceeds electronically to that bank account or through the mail to that address. In addition, partial withdrawal requests made from policies that are less than 90 days old or that had an ownership change within 30 days of such partial withdrawal request must be made in writing and sent to the VPSC at one of the addresses noted in the “CONTACTING NYLIAC” section of this Prospectus. Faxed and e-mailed requests are not currently accepted; however, we reserve the right to accept them at our discretion.
It is important to note that any withdrawal may reduce the death benefit proportionally.
Periodic Partial Withdrawals
You may elect to receive regularly scheduled partial withdrawals from the policy. These periodic partial withdrawals may be paid on a monthly, quarterly, semi-annual, or annual basis. You will elect the frequency of the withdrawals and the day of the month for the withdrawals to be made (may not be the 29th, 30th, or 31st of a month). We will make all withdrawals on the day of each calendar month you specify, or on the next Business Day (if the day you have specified is not a Business Day). To process Periodic Partial Withdrawals, you must send a written request in Good Order to the VPSC at one of the addresses listed in the “CONTACTING NYLIAC” section of this Prospectus, or utilize any other method we make available. NYLIAC must receive a request no later than five Business Days prior to the date the withdrawals are to begin. If we receive your request less than five Business Days prior to the date you request withdrawals to begin, the withdrawals will begin on the day of the month you specify in the month following the receipt of your request. Faxed and e-mailed requests are not currently accepted; however, we reserve the right to accept them at our discretion. You may specify the Allocation Options from which the periodic partial withdrawals will be made. The minimum amount is $100, or such lower amount as we may permit. Periodic partial withdrawals may be taxable transactions and the 10% penalty tax provisions may be applicable. (See “FEDERAL TAX MATTERS—Taxation of Annuities in General.”) If you do not specify otherwise, we will withdraw money on a pro-rata basis from each Investment Division and/or the Fixed Account. You may not make periodic partial withdrawals from the DCA Advantage Account. You can elect to receive “Interest Only” periodic partial withdrawals for the interest earned on monies allocated to the Fixed Account. If this option is chosen, the $100 minimum for periodic partial withdrawals will be waived. However, you must have at least $5,000 in the Fixed Account at the time of each periodic partial withdrawal, unless we agree otherwise.
It is important to note that any withdrawal may reduce the death benefit proportionally.
Hardship Withdrawals
Under certain Qualified Policies, the Plan Administrator (as defined in Code Section 414(g)) may allow, in its sole discretion, certain withdrawals it determines to be “Hardship Withdrawals.” The surrender charge and 10% penalty tax, if applicable, and provisions applicable to partial withdrawals apply to Hardship Withdrawals.
Required Minimum Distributions
The age when required minimum distributions must begin for IRAs, SIMPLE IRAs, SEP IRAs, and TSAs is now based on your “applicable age” as defined in the Code.
If you were born prior to July 1,1949, your applicable age was 70½. If you were born on or after July 1, 1949, and before January 1, 1951, your applicable age was 72. If you were born on or after January 1,1951 and before January 1, 1960, your applicable age is 73. If you were born on or after January 1, 1960, your applicable age is 75.
For IRAs, SIMPLE IRAs and SEP IRAs, the policyowner is generally not required to start taking required minimum distributions until April 1st of the year following the calendar year he or she attains their applicable age. For TSAs, the policyowner is generally not required to start taking required minimum distributions until April 1st of the year following the later of the calendar year he or she attains their applicable age or the calendar year he or she retires. For Inherited IRAs and Inherited Roth IRAs, a policyowner is generally required to take the first required minimum distribution on or before December 31 of the calendar year following the year of the original owner’s death. For Inherited Non-Qualified policies, the policyowner is generally required to take the first required minimum distribution prior to the first anniversary of the original owner’s death.
Our Right to Cancel
In most jurisdictions, if we do not receive any premium payments for a period of two years, and the Accumulation Value of your policy would provide Income Payments of less than $20 per month on the Annuity Commencement Date, we reserve the right to terminate your policy subject to any applicable state insurance law or regulation. We will notify you of our intention to exercise this right and, provided that you are not older than the maximum age for making a premium payment as stated on the Policy Data Page, give you 90 days to make a premium payment. If we terminate your policy, we will pay you the Accumulation Value of your policy in one lump sum. For more information about our right to cancel policies issued in New York, see APPENDIX 3 – State Variations.
Restrictions Under Code Section 403(b)(11)
With respect to 403(b) TSAs, distributions attributable to salary reduction contributions made in years beginning after December 31, 1988 (including the earnings on these contributions), as well as to earnings in such years on salary reduction accumulations held as of the end of the last year beginning before January 1, 1989, may not begin before the employee attains age 59½, has a severance from employment, dies or becomes disabled. The Code section 403(b) plan may also provide for distribution in the case of hardship. However, hardship distributions are limited to amounts contributed by salary reduction. The earnings on such amounts may not be withdrawn. However, for plan years beginning after December 31, 2023, all amounts are available for a hardship distribution. Even though a distribution may be permitted under these rules (e.g., for hardship or due to a severance from employment), it may still be subject to a 10% additional income tax as a premature distribution.

Under the final Code section 403(b) regulations, which the Department of Treasury published on July 26, 2007, employer contributions made to Code section 403(b) TSA contracts will be subject to new withdrawal restrictions. Under the new rules, amounts attributable to employer contributions to a Code section 403(b) TSA contract that is issued after December 31, 2008 may not be distributed earlier than the earliest of severance from employment or upon the occurrence of a certain event, such as after a fixed number of years, the attainment of a stated age, or disability. These new withdrawal restrictions do not apply to Code section 403(b) TSA contracts issued before January 1, 2009.
Under the terms of your Code section 403(b) plan, you may have the option to invest in other funding vehicles, including Code section 403(b)(7) custodial accounts. You should consult your plan document to make this determination.
Loans
Availability of Loans and Limitations. Loans are available only if you have purchased an Accumulation Value–based M&E Charge policy in connection with a 403(b) Tax–Sheltered Annuity (“TSA”) plan. Under your 403(b) policy, you may borrow against your policy’s Accumulation Value prior to the Annuity Commencement Date. Unless we agree otherwise, only one loan may be outstanding at a time. There must be a minimum Accumulation Value of $5,000 in the policy at the time of the loan. The minimum loan amount is $500, unless you are using the loan to purchase a primary residence, as described below. The maximum loan that you may take is the lesser of: (a) 50% of the policy’s Accumulation Value on the date of the loan or (b) $50,000 minus your highest outstanding principal balance in the previous 12 months from your policy and any qualified employer plan (as defined under Sections 72(p)(4) and 72(p)(2)(D) of the Code). Please note that adverse tax consequences could result from your failure to comply with this limitation. NYLIAC, and its affiliates and agents do not provide legal or tax advice nor assume responsibility or liability for any legal or tax consequences of any TSA loan taken under a 403(b) policy or the compliance of such loan with the Code limitations set forth in this paragraph or for determining whether any plan or loan is subject to and/or complies with ERISA.
Your Policy as Collateral for a Loan. Your policy will be used as collateral to secure this loan. Any amount that secures a loan remains part of your policy’s Accumulation Value, but it is transferred to the Fixed Account. We credit any amount that secures a loan (the loaned amount) with an interest rate that we expect to be different than the interest rate we credit any unloaned amount in the Fixed Account.
When you request a loan, a transfer of funds will be made from the Separate Account (and/or DCA Advantage Accounts, if so requested) to the Fixed Account so that the Accumulation Value in the Fixed Account is at least 125% of the requested loan amount. We will transfer these funds from the Investment Divisions of the Separate Account (and/or DCA Advantage Accounts, if so requested) in accordance with your instructions or, if you have not provided us with any instructions, in proportion to the amounts you have in each Investment Division (and/or DCA Advantage Accounts, if so requested). While any policy loan is outstanding, you may not make any partial withdrawals or transfers which would reduce the Fixed Account Accumulation Value to an amount that is less than 125% of the outstanding loan balance, or which will reduce your Accumulation Value net of the outstanding loan to less than $5,000.
Interest Charged for a Loan. For policies not governed by ERISA, we charge an effective annual loan interest rate of 5%. For policies governed by ERISA, the interest rate we charge will be based on the Prime Rate, as reported in the Wall Street Journal on the first Business Day of a calendar year or the Moody’s Corporate Bond Yield Average as of two months before the date the rate is determined. The rate is determined on the first Business Day of the calendar year. Once set, the interest rate will be fixed for the life of the loan. Interest accrues daily and is charged quarterly as part of your periodic loan repayments.
Interest Credited on the Fixed Account Accumulation Value Held as Collateral for a Policy Loan. When you take a loan against your policy, the loaned amount that we hold in the Fixed Account as collateral for your policy loan may earn interest at a different rate from the rate that we charge you for loan interest. The rate we credit on the loaned amount in the Fixed Account may also be different from the rate we credit on other amounts in the Fixed Account. For the amount held in the Fixed Account that is used to secure 100% of the outstanding loan value, we will credit interest at a rate that is 2% less than the interest rate charged on the loan. The additional 25% being held in the Fixed Account to secure the loan will be credited with the current declared interest rate for the Fixed Account. The credited interest rate will always be at least equal to the minimum guaranteed interest rate stated on the Policy Data Page. Interest is credited on a daily basis.
Requesting a Loan. We reserve the right to withdraw a loan processing fee of $25 from the Accumulation Value on a pro rata basis, unless prohibited by applicable state law or regulation. To request a loan, you must send a written request in Good Order to the VPSC. If your address or bank account information has been on file with us for less than 30 days, we may require additional verification of your identity, in a form acceptable to us, before we will process a request to send loan proceeds electronically to that bank account or through the mail to that address.
When Loan Payments are Due. Once you take a loan, your scheduled loan repayments (which include accrued loan interest), are due quarterly and over a period no greater than five years from the date it is taken (except with respect to loans taken to purchase a principal residence as explained below). If you do not make a loan payment when it is due, we will withdraw the amount in default from your Fixed Accumulation Value to the extent permitted by federal income tax rules. We will take such a repayment on a first–in, first–out (FIFO) basis from amounts allocated to the Fixed Account.
Loan payments must be sent to the VPSC at the address as shown in the “CONTACTING NYLIAC” section of this prospectus (or any other address we indicate to you in writing). Loan repayments are applied in accordance with your existing premium allocation instructions unless you provide alternate instructions in writing.
The entire amount of your outstanding loan may be treated as a taxable distribution.
Loans used to Acquire a Principal Residence. We permit loans to acquire a principal residence under the same terms described above, except that:
(a)
the minimum loan amount is $5,000; and
(b)
repayment of the loan amount may be extended to a maximum of twenty–five years.
The Effects of a Policy Loan on Accumulation Value, Income Payments and the Standard Death Benefit. A loan, repaid or not, has a permanent effect on your Accumulation Value. This effect occurs because amounts borrowed are removed from your Investment Divisions (which receive investment performance) and placed into the Fixed Account (which earns interest at a fixed rate). Investment results will apply only to the amounts remaining in your Investment Divisions. The longer a loan is outstanding, the greater the effect on your Accumulation Value. The effect could be favorable or unfavorable. If the Investment Divisions earn more than the annual interest rate credited to loaned amounts held in the Fixed Account, your Accumulation Value will not increase as rapidly as it would have had no loan been made. If the Investment Divisions earn less than the interest credited to loaned amounts held in the Fixed Account, then your Accumulation Value may be greater than it would have been had no loan been made. If not repaid, the aggregate amount of the outstanding loan principal and any accrued loan interest will reduce the proceeds that might otherwise be payable as Income Payments or under your Policy’s Standard Death Benefit.
We deduct any outstanding loan balance including any accrued interest from the Fixed Accumulation Value prior to payment of a surrender or the commencement of the annuity benefits. On death of the policyowner or Annuitant, we deduct any outstanding loan balance plus accrued loan interest from the Fixed Accumulation Value as a partial withdrawal as of the date we receive the notice of death.
Loans are subject to the terms of the policy, your 403(b) plan and the Code, which may impose restrictions upon them. We reserve the right to suspend, modify, or terminate the availability of loans under this policy at any time. However, any action taken by us will not affect already outstanding loans. Also note that for Premium–Based M&E Charge policies purchased in connection with TSA plans, you may not borrow any portion of your Accumulation Value.
Annuity Payments (The Income Phase)

Annuity Commencement Date
The income phase of your policy occurs when you begin receiving regular payments from us (Income Payments). The Annuity Commencement Date is the day those Income Payments begin (sometimes referred to as annuitization of the policy) unless the policy has been surrendered or an amount has been paid as proceeds to the designated Beneficiary prior to that date. The Annuity Commencement Date is the date specified on the Policy Data Page, but is usually the date you attain age 95. The earliest possible Annuity Commencement Date is the first Policy Anniversary. If we agree, you may change the Annuity Commencement Date to an earlier date. If we agree, you may also defer the Annuity Commencement Date to a later date, which could be as late as the date you attain age 115, provided that we receive notice of the request in Good Order at least one month before the last selected Annuity Commencement Date, and that applicable state law permits a deferral to such date. To request to change or defer the Annuity Commencement Date to a later date, subject to the constraints noted above, you must provide notice in a form acceptable to us (or as required under state law) in Good Order to the VPSC at one of the addresses listed in the “CONTACTING NYLIAC” section of this Prospectus. You may not withdraw any Accumulation Value from your policy after the Annuity Commencement Date. Any request for a partial withdrawal must be received at least 30 days prior to the Annuity Commencement Date.
The Annuity Commencement Date and Income Payment method for Qualified Policies may also be controlled by endorsements, the plan, or applicable law.
Income Payments
Election of Income Payment Options
On the Annuity Commencement Date, the Accumulation Value will be applied to provide a monthly Income Payment. For most policies, Income Payments will not be less than those that we would provide to the same class of Annuitants if the Accumulation Value, less any applicable Surrender Charges, was used to purchase any single premium immediate annuity offered by NYLIAC on the Annuity Commencement Date.  For more information about policies issued in New York, California, Delaware, Florida, North Dakota, South Dakota, and Washington DC, see APPENDIX 3-- State Variations.
Unless you instruct us otherwise, we will make Income Payments under the Life Income – Guaranteed Period Payment Option, under which we will make equal Income Payments for your lifetime or for ten (10) years, if you die before receiving ten (10) years of Income Payments. (See “ANNUITY PAYMENTS” in the Statement of Additional Information.) However, on or before the Annuity Commencement Date, you can elect to receive Income Payments under such other option we may offer at that time where permitted by state laws. We will require that a lump sum payment be made if the Accumulation Value is an amount that would provide Income Payments of less than $20 a month on the Annuity Commencement Date. If the Life Income – Guaranteed Period Payment Option is not chosen, you may change the Income Payment option or request any other method of payment we agree to at any time before the Annuity Commencement Date. To change the Income Payment option or to request another method of payment prior to the Annuity Commencement Date, you must send a written request in Good Order to the VPSC at one of the addresses listed in the “CONTACTING NYLIAC” section of this Prospectus. However, once payments begin, you may not change the option. If a life Income Payment option is chosen, we may require proof of birth date before Income Payments begin. For Income Payment options involving life income, the actual age of the Annuitant(s) will affect the amount of each payment. Since payments based on older Annuitants are expected to be fewer in number, the amount of each annuity payment should be greater. We will make payments under the Life Income Guaranteed Period Payment Option in the same specified amount and over the life of the Annuitant(s) with a guarantee of ten (10) years of payments, even if an Annuitant dies sooner. NYLIAC does not currently offer variable Income Payment options.
A policyowner may elect to apply a portion of the Accumulation Value toward one of the Income Payment options we may offer, while the remainder of the policy continues to accumulate income on a tax–deferred basis. This is called a partial annuitization. A partial annuitization will reduce the benefits provided under the policy. The Accumulation Value will be reduced by the amount placed under one of the Income Payment options we may offer. Under a partial annuitization, the policy’s Accumulation Value, any riders under the policy and any charges assessed will be treated the same as they would under any other withdrawal from the policy’s Accumulation Value, except that surrender charges will not be assessed. (See “FEDERAL TAX MATTERS.”) Partial annuitization is not available for Inherited Non-Qualified or Inherited Roth IRA policies.
It is important to note that partial annuitizations will reduce the Standard Death Benefit and any optional benefit proportionally.
Under Income Payment options involving life income, the Payee may not receive Income Payments equal to the total premium payments made under the policy if the Annuitant dies before the actuarially predicted date of death. We base Income Payment options involving life income on annuity tables that vary on the basis of gender, unless the policy was issued under an employer sponsored plan or in a state which requires unisex rates.
Taxable Income Payments may be subject to an additional 3.8 percent tax on net investment income. (See “FEDERAL TAX MATTERS—3.8 Percent Tax on Certain Investment Income.”)
Proof of Survivorship
We may require satisfactory proof of survival from time to time, before we pay any Income Payments or other benefits. We will request the proof at least 30 days prior to the next scheduled Payment Date.
The Fixed Account

The Fixed Account is backed by assets in NYLIAC’s general account, which includes all of NYLIAC’s assets except those assets specifically allocated to NYLIAC’s separate accounts. NYLIAC has sole discretion to invest the assets of the Fixed Account subject to applicable law. The Fixed Account is not registered under the federal securities laws and is generally not subject to their provisions. Therefore, generally you do not have the benefits and protections of these statutes for amounts allocated to the Fixed Account. These disclosures regarding the Fixed Account may be subject to certain applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses. If the five–year Constant Maturity Treasury Rate, less 125 basis points, is below 3%, we may refuse the allocation of all or a portion of your Premium Payment to the Fixed Account.
Interest Crediting
NYLIAC guarantees that it will credit interest at an annual effective rate of at least the minimum guaranteed interest rate stated on the Policy Data Page of your policy, to amounts allocated or transferred to the Fixed Account under the policies. The guaranteed minimum interest rate will never be lower than 0.05% and as of the date of this Prospectus, the guaranteed minimum interest rate is 0.05%. Please contact your registered representative for the current guaranteed minimum interest rate. We credit interest on a daily basis. NYLIAC may, at its sole discretion, credit a higher rate or rates of interest to amounts allocated or transferred to the Fixed Account.
Interest rates will be set quarterly on the first day of each new calendar quarter. All premium payments and additional payments (including transfers from other Investment Divisions) allocated to the Fixed Account during a calendar quarter will receive the interest rate declared for that quarter until the end of that Policy Year. All other amounts in the Fixed Account are credited with the rate set for the quarter in which the last Policy Anniversary occurred, guaranteed for the current Policy Year. The Fixed Account Accumulation Value will never be less than the Fixed Account portion of the Nonforfeiture Value.
Information regarding the features of the Fixed Account, including (i) its name, and (ii) its guaranteed minimum interest rate, is available in Appendix 1 to the prospectus. See Appendix 1: Investment Options Available Under the Policy.
Transfers Between the Fixed Account and Investment Divisions or an Asset Allocation Model
Generally, you may transfer amounts from the Fixed Account (if applicable) to the Investment Divisions or an available Asset Allocation Model up to 30 days prior to the Annuity Commencement Date, subject to the following conditions.
1.
The maximum amount you are allowed to transfer from the Fixed Account to the Investment Divisions or an available Asset Allocation Model, including Interest Sweep transfers, during any Policy Year while the Surrender Charge Period for the initial premium payment is in effect is 25% of the highest attained Fixed Account Accumulation Value as of the beginning of each Policy Year. When the Surrender Charge Period for the initial premium payment is no longer in effect, the maximum amount that you are allowed to transfer from the Fixed Account to the Investment Divisions or an Asset Allocation Model may not exceed 50% of the highest attained Fixed Account Accumulation Value as of the beginning of each Policy Year, regardless of any new Surrender Charge Periods applicable to additional premium payments. The highest attained Fixed Account Accumulation Value will decrease by the amount of any withdrawals made from the Fixed Account and increase by the amount of any additional premium payments made to the Fixed Account. When the Fixed

Account Accumulation Value is zero, all previous Fixed Account Accumulation values are disregarded, and the next Premium Payment to the Fixed Account will then be considered the highest attained Fixed Account Accumulation Value until a subsequent anniversary results in a higher balance.
2.
The remaining value in the Fixed Account after a transfer from the Fixed Account to the Investment Divisions or an available Asset Allocation Model must be at least $25. If, after a contemplated transfer, the remaining values in the Fixed Account would be less than $25, that amount must be included in the transfer, unless NYLIAC in its discretion permits otherwise. We determine amounts transferred from the Fixed Account on a first–in, first–out (FIFO) basis, for purposes of determining the rate at which we credit interest on amounts remaining in the Fixed Account.
3.
For Premium Based M&E Charge policies, transfers are not allowed into the Fixed Account.
4.
For Account Value based M&E Charge policies, transfers from the Investment Divisions to the Fixed Account must be at least $500.
For Premium based M&E Charge policies, premium payments transferred from the Fixed Account to the Investment Divisions or an Asset Allocation Model are subject to a Mortality and Expense Risk and Administrative Costs Charge.
Except as part of an existing request relating to the traditional Dollar Cost Averaging or the Interest Sweep option, you may not transfer money into the Fixed Account if you made a transfer out of the Fixed Account during the previous six–month period.
You must make transfer requests in writing in Good Order and send them to the VPSC at one of the addresses listed in the “CONTACTING NYLIAC” section of this Prospectus, by telephone in accordance with established procedures, or through our online service at www.newyorklife.com or the mobile application. Faxed and e-mailed requests are not currently accepted, however, we reserve the right to accept them at our discretion.
We will deduct partial withdrawals and apply any surrender charges to the Fixed Account on a FIFO basis (i.e., from any value in the Fixed Account attributable to premium payments or transfers from Investment Divisions or an Asset Allocation Model in the same order in which you allocated such payments or transfers to the Fixed Account during the life of the policy).
The DCA Advantage Account

Like the Fixed Account, the DCA Advantage Account is also held in NYLIAC’s general account. The DCA Advantage Account is not registered under the federal securities laws. The information contained in the first paragraph under “THE FIXED ACCOUNT” applies equally to the DCA Advantage Account.
Information regarding the features of the DCA Advantage Account, including (i) its name, (ii) its term, and (iii) its guaranteed minimum interest rate, is available in an appendix to the prospectus. See Appendix 1: Investment Options Available Under the Policy.
NYLIAC will set interest rates in advance for each date on which we may receive a premium payment to the DCA Advantage Account. We will never declare less than the minimum guaranteed interest rate stated on the Policy Data Page of your policy. The guaranteed minimum interest rate will never be lower than 0.05% and as of the date of this Prospectus, the guaranteed minimum interest rate is 0.05%. If you choose to allocate your initial premium payment to the DCA Advantage Account, the initial premium, and any subsequent premium payments we receive for an initial DCA Advantage Account that is already open, will earn interest at the rate in effect on the date you signed your application. If an additional premium payment is allocated to the DCA Account after the duration of the initial account has expired, the DCA Advantage Account will be re-activated and will earn interest at the rate in effect on the Business Day we receive the premium payment.
Interest rates for subsequent premium payments made into the DCA Advantage Account may be different from the rate applied to prior premium payments made into the DCA Advantage Account. The DCA Advantage Account Accumulation Value will never be less than the DCA Advantage Account portion of the Nonforfeiture Value.
The annual effective rate that we declare is credited only to amounts remaining in the DCA Advantage Account. We credit the interest on a daily basis. Because money is periodically transferred out of the DCA Advantage Account, amounts in the DCA Advantage Account will not achieve the declared annual effective rate. Please note that interest credited under the DCA Advantage Account will exceed the actual investment earnings of NYLIAC less appropriate risk and expense adjustments. Excess interest amounts credited to the DCA Advantage Account will be recovered by fees and charges associated with the Investment Divisions in later Policy Years. The interest credited in later Policy Years may be less than that for the first Policy Year.
Federal Tax Matters

Introduction
The following discussion is general and is not intended as tax advice. We issue both Qualified and Non-Qualified Policies. Both types of policies offer tax-deferred accumulation. A Non-Qualified Policy can provide for retirement income other than through a tax-qualified plan. Qualified Policies are designed for use by individuals in retirement plans which are intended to qualify as plans qualified for special income tax treatment under Sections 219, 403(b), 408, or 408A of the Code. The ultimate effect of federal income taxes on the Accumulation Value, on Income Payments, and on the economic benefit to you, the Annuitant or the Beneficiary depends on the type of retirement plan for which the Qualified Policy is purchased, on the tax and employment status of the individual concerned and on NYLIAC’s tax status. The following discussion assumes that Qualified Policies are used in retirement plans that qualify for the special federal income tax treatment described above. This discussion is not intended to address the tax consequences resulting from all of the situations in which a person may be entitled to or may receive a distribution under a policy. Any person concerned about these tax implications should consult a tax adviser before making a premium payment. This discussion is based upon NYLIAC’s understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service. We cannot predict the likelihood of continuation of the present federal income tax laws or of the current interpretations by the Internal Revenue Service, which may change from time to time without notice. Any such change could have retroactive effects regardless of the date of enactment. Moreover, this discussion does not take into consideration any applicable state or other tax laws except with respect to the imposition of any state premium taxes. We suggest you consult with your tax adviser.
Taxation of Annuities in General
The following discussion assumes that the policies will qualify as annuity contracts for federal income tax purposes. The Statement of Additional Information discusses such qualifications.
Section 72 of the Code governs taxation of annuities in general. NYLIAC believes that an annuity policyowner generally is not taxed on increases in the value of a policy until distribution occurs either in the form of a lump sum received by withdrawing all or part of the Accumulation Value (i.e., surrenders or partial withdrawals) or as Income Payments under the Income Payment option elected. The exception to this rule is that generally, a policyowner of any deferred annuity policy who is not a natural person must include in income any increase in the excess of the policyowner’s Accumulation Value over the policyowner’s investment in the contract during the taxable year. However, there are some exceptions to this exception. You may wish to discuss these with your tax advisor. The taxable portion of a distribution (in the form of an annuity or lump sum payment) is generally taxed as ordinary income. For this purpose, the assignment, pledge, or agreement to assign or pledge any portion of the Accumulation Value generally will be treated as a distribution.
In the case of a withdrawal or surrender distributed to a participant or Beneficiary under a Qualified Policy, a ratable portion of the amount received is taxable, generally based on the ratio of the investment in the contract to the total policy value. The “investment in the contract” generally equals the portion, if any, of any premium payments paid by or on behalf of an individual under a policy which is not excluded from the individual’s gross income. For policies issued in connection with qualified plans, the “investment in the contract” can be zero. The law requires the use of special simplified methods to determine the taxable amount of payments that are based in whole or in part on the Annuitant’s life and that are paid from TSAs.
Generally, in the case of a withdrawal under a Non-Qualified Policy before the Annuity Commencement Date, amounts received are first treated as taxable income to the extent that the Accumulation Value immediately before the withdrawal exceeds the “investment in the contract” at that time. Any additional amount withdrawn is not taxable. On the other hand, upon a full surrender of a Non-Qualified Policy, if the “investment in the contract” exceeds the Accumulation Value (less any surrender charges), the loss is treated as an ordinary loss for federal income tax purposes. However, limitations may apply to the amount of the loss that may be deductible.

Although the tax consequences may vary depending on the Income Payment option elected under the policy, in general, only the portion of the Income Payment that represents the amount by which the Accumulation Value exceeds the “investment in the contract” will be taxed. After the investment in the Policy is recovered, the full amount of any additional Income Payments is taxable. For fixed Income Payments, in general, there is no tax on the portion of each payment which represents the same ratio that the “investment in the contract” bears to the total expected value of the Income Payments for the term of the payments. However, the remainder of each Income Payment is taxable until the recovery of the investment in the contract, and thereafter the full amount of each annuity payment is taxable. If death occurs before full recovery of the investment in the contract, the unrecovered amount may be deducted on the Annuitant’s final tax return.
A policyowner may elect to apply a portion of the Accumulation Value towards one of the Income Payment options we may offer, while the remainder of the policy continues to accumulate income on a tax-deferred basis. This is called a partial annuitization. If a policyowner chooses to partially annuitize a policy, the resulting payments will be taxed as fixed Income Payments described above, only if such payments are received for one of the following periods: (1) the Annuitant’s life (or the lives of the joint Annuitants, if applicable), or (2) a period of 10 years or more. Provided such requirements are met, the “investment in the contract” will be allocated pro rata between each portion of the policy from which amounts are received as an annuity and the portion of the policy from which amounts are not received as an annuity. It is our understanding that the commencement of Future Income Payments before the Annuity Commencement Date will be treated as a partial annuitization of the policy. As such, the investment in the contract will be allocated pro rata between the Future Income Payments and the Accumulation Value. Although there is some uncertainty regarding when the investment in the contract should be allocated, we believe that allocation at commencement of Future Income Payments is consistent with Code Section 72(a)(2), which provides for partial annuitization treatment if any amount is “received” as an annuity (and other applicable requirements are met).  In light of this uncertainty, however, you should consult a tax adviser before making a Future Income Purchase.
In the case of a distribution, a penalty tax equal to 10% of the amount treated as taxable income may be imposed. The penalty tax is not imposed in certain circumstances, including, generally, distributions: (1) made on or after the date on which the policyowner attains age 59½, (2) made as a result of the policyowner’s (or, where the policyowner is not an individual, the Annuitant’s) death, (3) made as a result of the policyowner’s disability, (4) which are part of a series of substantially equal periodic payments (at least annually) made for the life (or life expectancy) of the policyowner or the joint lives (or joint life expectancies) of the policyowner and his or her designated beneficiary, or (5) received from an Inherited IRA. Other tax penalties may apply to certain distributions pursuant to a Qualified Policy. For more details regarding this penalty tax and other exemptions that may be applicable, please consult a tax adviser.
All non-qualified, deferred annuity contracts issued by NYLIAC (or its affiliates) to the same policyowner during any calendar year are to be treated as one annuity contract for purposes of determining the extent to which an amount not received as an annuity is includible in an individual’s gross income. In addition, there may be other situations in which the Treasury Department may conclude (under its authority to issue regulations) that it would be appropriate to aggregate two or more annuity contracts purchased by the same policyowner. Accordingly, a policyowner should consult a tax adviser before purchasing more than one policy or other annuity contract.
A transfer of ownership of a policy, or designation of an Annuitant or other Beneficiary who is not also the policyowner, may result in certain income or gift tax consequences to the policyowner. A policyowner contemplating any transfer or assignment of a policy should consult a tax adviser with respect to the potential tax effects of such a transaction.
3.8 Percent Tax on Certain Investment Income
In general, a tax of 3.8 percent will apply to net investment income (“NII”) received by an individual taxpayer to the extent his or her modified adjusted gross income (“MAGI”) exceeds certain thresholds (e.g., $250,000 in the case of taxpayers filing jointly, $125,000 in the case of a married taxpayer filing separately and $200,000 in the case of other individual taxpayers). For this purpose, NII includes (i) gross income from various investments, including gross income received with respect to annuities that are not held through a tax-qualified plan (e.g., an IRA or Section 403(b) plan) and (ii) net gain attributable to the disposition of property. Such NII (as well as gross income from tax qualified plans) will also increase a taxpayer’s MAGI for purposes of the taxable thresholds described above. This tax also applies to trusts and estates under a special set of rules. In 2012, the IRS and the Treasury Department issued guidance regarding this new tax in the form of proposed regulations, which were finalized in 2013. You should consult your tax advisor to determine the applicability of this tax in your individual circumstances and with respect to any amount received in connection with the surrender of the policy, distributions or withdrawals from the policy, or the exercise of other rights and features under this annuity contract.
Partial Section 1035 Exchanges
Section 1035 of the Code provides that an annuity contract may be exchanged in a tax-free transaction for another annuity contract or a long-term care insurance policy. The IRS has issued guidance which provides that the direct transfer of a portion of an annuity contract into another annuity contract can qualify as a tax-free exchange, provided that no amounts (other than annuity payments made for life or for a term of at least 10 years) are distributed from either contract involved in the exchange for 180 days following the date of the transfer. If a taxpayer takes a distribution during this 180-day waiting period, the IRS guidance provides that the IRS will apply general tax principles to determine the tax treatment of the transfer and/or the distribution (e.g., in appropriate circumstances, as taxable “boot” or as a taxable distribution, effectively negating the tax-free exchange).
This IRS guidance, however, does not address the tax treatment of a partial exchange of an annuity contract for a long-term care insurance policy. Although we believe that taking a distribution or withdrawal from the Contract described in this Prospectus within 180 days of a partial exchange of such Contract for a long-term care insurance policy should not cause such prior partial exchange to be treated as taxable, there can be no assurance that the IRS will not expand the 180-day rule described above to partial exchanges of an annuity contract for a long-term care insurance policy, or that the IRS will not provide other guidance with respect to such partial exchanges. If you contemplate such an exchange, you should consult a tax advisor to discuss the potential tax effects of such a transaction.
Qualified Policies
Qualified Policies are designed for use with retirement plans that qualify for special federal income tax treatment under Sections 219, 403(b), 408, and 408A of the Code. The tax rules applicable to participants and beneficiaries in these plans vary according to the type of plan and the terms and conditions of the plan itself. Special favorable tax treatment may be available for certain types of contributions and distributions (including special rules for certain lump sum distributions to individuals who attained the age of 50 by January 1, 1986). Adverse tax consequences may result from contributions in excess of specified limits, distributions prior to age 59½ (subject to certain exceptions), distributions that do not conform to specified minimum distribution rules and in certain other circumstances. Therefore, this discussion only provides general information about the use of Qualified Policies with the plans described below. Policyowners and participants under these plans, as well as Annuitants and Beneficiaries are cautioned that the rights of any person to any benefits under the plans may be subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the policy issued in connection with the plan. Purchasers of Qualified Policies should seek legal and tax advice regarding the suitability of the policy.
(a) 403(b) Plans.
Under Section 403(b) of the Code, payments made by public school systems and certain tax exempt organizations to purchase annuity policies for their employees are excludible from the gross income of the employee, subject to certain limitations. However, such payments may be subject to FICA (Social Security) taxes.
Important Information Regarding Final Code Section 403(b) Regulations
On July 26, 2007, the Department of the Treasury published final Code section 403(b) regulations that were largely effective on January 1, 2009. These comprehensive regulations include several new rules and requirements, such as a requirement that employers maintain their Code section 403(b) plans pursuant to a written plan. The final regulations, subsequent IRS guidance, and the terms of the written plan and/or the written information sharing agreement between the employer and NYLIAC may impose new restrictions on both new and existing Code section 403(b) TSA contracts, including restrictions on the availability of loans, distributions, transfers and exchanges, regardless of when a contract was purchased.
Prior to the effective date of the final regulations, IRS guidance applicable to tax-free transfers and exchanges of Code section 403(b) TSA contracts or custodial accounts became effective September 25, 2007, replacing existing rules under IRS Revenue Ruling 90-24 previously applicable to such transfers and exchanges (a “90-24 transfer”).

Under this guidance, transfers and exchanges (both referred to below as “transfers”) are available only to the extent permitted under the employer’s written Code section 403(b) plan.
Transfers occurring after September 24, 2007 that do not comply with this guidance can result in the applicable contract becoming taxable on January 1, 2009, or the date of the transfer, whichever is later. If you make a transfer to a contract or custodial account that is not part of the employer’s Code section 403(b) plan (other than a transfer to a different plan), and the contract provider and employer fail to enter into an information sharing agreement by January 1, 2009, the transfer would be considered a “failed” transfer, resulting in the applicable contract becoming subject to tax.
In general, certain contracts originally established by a 90-24 transfer prior to September 25, 2007, are exempt (or grandfathered) from some of the requirements of the final regulations; provided that no salary reduction or other contributions have ever been made to such contracts, and that no additional transfers are made to such contracts on or after September 25, 2007. Further, contracts that are not grandfathered are generally required to be part of, and subject to the requirements of, an employer’s written Code section 403(b) plan no later than by January 1, 2009.
The new rules in the final regulations generally do not affect a participant’s ability to transfer some or all of a Code section 403(b) TSA contract to a state-defined benefit plan to purchase service credits, where such a transfer is otherwise consistent with applicable rules and requirements and with the terms of the employer’s plan.
You should discuss with your tax advisor the final Code section 403(b) regulations and other applicable IRS guidance in order to determine the impact they may have on any existing Code section 403(b) TSA contracts that you may own and/or on any Code section 403(b) TSA contract that you may consider purchasing.
(b) Individual Retirement Annuities.
Sections 219 and 408 of the Code permit individuals or their employers to contribute to an individual retirement program known as an “Individual Retirement Annuity” or “IRA," including an employer-sponsored Simplified Employee Pension or “SEP.” Individual Retirement Annuities are subject to limitations on the amount which may be contributed and deducted and the time when distributions may commence. In addition, distributions from certain other types of qualified plans may be placed into IRAs on a tax-deferred basis.
(c) Roth Individual Retirement Annuities.
Section 408A of the Code permits individuals with incomes below a certain level to contribute to an individual retirement program known as a “Roth Individual Retirement Annuity” or “Roth IRA.” Roth IRAs are subject to limitations on the amount that may be contributed. Contributions to Roth IRAs are not deductible, but distributions from Roth IRAs that meet certain requirements are not included in gross income. Individuals generally may convert their existing non-Roth IRAs into Roth IRAs. A direct rollover may also be made from an eligible retirement plan other than a non-Roth IRA (such as a qualified retirement plan, section 403(b) tax sheltered annuity, or eligible governmental section 457 plan) to a Roth IRA provided applicable requirements are met. Such conversions and rollovers will be subject to income tax at the time of conversion or rollover.
(d) Deferred Compensation Plans.
Section 457 of the Code, while not actually providing for a qualified plan as that term is normally used, provides for certain deferred compensation plans with respect to service for state governments, local governments, political subdivisions, agencies, instrumentalities, and certain affiliates of such entities and tax exempt organizations which enjoy special treatment. The policies can be used with such plans. Under such plans, a participant may specify the form of investment in which his or her participation will be made. Such investments are generally owned by, and are subject to the claims of the general creditors of, the sponsoring employer, except that Section 457 plans of state and local government must be held and used for the exclusive benefit of participants and beneficiaries in a trust or annuity contract.
(e) SIMPLE IRAs.
SIMPLE IRAs permit certain small employers to establish SIMPLE IRA plans as provided by Section 408(p) of the Code, under which employees may elect to defer to a Simple IRA a percentage of compensation up to a certain amount (which is adjusted each year for cost-of-living increases in accordance with the Code). Employees who attain age 50 or over by the end of the relevant calendar year may also elect to make an additional catch-up contribution up to a certain amount (which is adjusted each year for cost-of-living increases in accordance with the Code). The sponsoring employer is generally required to make matching or non-elective contributions on behalf of employees. Distributions from SIMPLE IRAs are subject to the same restrictions that apply to IRA distributions and are taxed as ordinary income. Subject to certain exceptions, distributions prior to age 59½ are subject to a 10% penalty tax, which is increased to 25% if the distribution occurs within the first two years after the commencement of the employee’s participation in the SIMPLE IRA plan. All references in this Prospectus to the 10% penalty tax should be read to include this limited 25% penalty tax if your Qualified Policy is used as a SIMPLE IRA.
The Qualified Policies (other than Roth IRAs during the owner’s life) are subject to the RMD rules under Code section 401(a)(9) and the regulations issued thereunder. Under these rules, generally, distributions under your Qualified Policy must begin no later than the beginning date required by the Internal Revenue Service (“IRS”). The beginning date is determined by the type of Qualified Policy that you own. As of January 1, 2023, for each calendar year that an RMD is not timely made, a 25% excise tax is imposed on the amount that should have been distributed but was not. If a failure to take an RMD is corrected in a timely manner, as prescribed under the Code, the excise tax is reduced to 10%.
Unless the distributions are made in the form of an annuity that complies with Code section 401(a)(9) and the regulations issued thereunder, the minimum amount required to be distributed for each calendar year is generally determined by dividing the value of the Qualified Policy as of the end of the prior calendar year by the applicable distribution period (determined under IRS tables). Once Future Income Payments begin, we believe you will be treated as having two separate policies for purposes of satisfying these RMD rules. The Future Income Payments should automatically satisfy the RMD requirements with respect to the cumulative Future Income Purchases. A separate RMD will have to be calculated and withdrawn each year with respect to the Accumulation Value. The Future Income Payments generally cannot be applied towards satisfying the RMD requirements with respect to the Accumulation Value.
Beginning in 2006, regulations under Code section 401(a)(9) provide a new method for calculating the amount of RMDs from Qualified Policies. Under these regulations, during the accumulation phase of the Qualified Policy, the actuarial present value of certain additional benefits provided under the policy (such as guaranteed death benefits) must be taken into account in calculating the value of the Qualified Policy for purposes of determining the annual RMD for the Qualified Policy. As a result, under these regulations, it is possible that, after taking account of the value of such benefits, there may not be sufficient Accumulation Value to satisfy the applicable RMD requirement. This generally will depend on the investment performance of your policy. You may need to satisfy such RMD from other tax–qualified plans that you own. You should consult with your tax advisor regarding these requirements and the implications of purchasing any riders or other benefits in connection with your Qualified Policy.
Effective as of December 29, 2022, if distributions from your IRA are made in the form of an annuity, and the annuity payments in a year exceed the amount that would be required to be distributed for the year under the rules for non-annuitized accounts (determined by treating the IRA’s account balance as including the value of the annuity), the excess can be counted towards satisfying the required minimum distribution with respect to any non-annuitized account balance in your IRA(s). You should consult your tax advisor if you want to use this special rule.
Taxation of Death Benefits
The tax treatment of amounts distributed from your contract upon the death of the policyowner or Annuitant depends on whether the policyowner or Annuitant dies before or after the Annuity Commencement Date. If death occurs prior to the Annuity Commencement Date, and the Beneficiary receives payments under an annuity payout option, the benefits are generally taxed in the manner described above for annuity payouts. If the benefits are received in a lump sum, they are taxed to the extent they exceed the remaining investment in the contract. If death occurs after the Annuity Commencement Date, amounts received by the Beneficiary are not taxed until they exceed the remaining investment in the contract.
Distribution and Compensation Arrangements

NYLIFE Distributors LLC (“NYLIFE Distributors”), the underwriter and distributor of the policies, is registered with the SEC and the Financial Industry Regulatory Authority, Inc. (FINRA) as a broker-dealer. The firm is an indirect wholly-owned subsidiary of New York Life, and an affiliate of NYLIAC. Its principal business address is 30 Hudson Street, Jersey City, New Jersey 07302.
The policies are sold by registered representatives of NYLIFE Securities, LLC (“NYLIFE Securities”), a broker-dealer that is an affiliate of NYLIFE Distributors. Your registered representative is also a licensed insurance agent with NYLIAC. He or she may be qualified to offer other forms of life insurance, annuities, and other investment products. In certain circumstances, NYLIFE Securities registered representatives can sell both products manufactured and issued by New York Life or its affiliates and products provided by other companies.
NYLIFE Securities and in turn your registered representative, receive compensation for selling you this policy or any other investment product. Compensation may consist of commissions, asset-based compensation, allowances for expenses, and other compensation programs. The amount of compensation will vary depending on the policy, the age of the Owner and whether the source of funds is from an internal exchange. Differing compensation arrangements have the potential to influence the recommendation made by your registered representative or broker-dealer.
The maximum commission and expense allowance paid to NYLIFE Securities registered representatives is typically 5% of all premiums received.
The total commissions paid for New York Life Flexible Premium Variable Annuity III policies during the fiscal years ended December 31, 2025, 2024, and 2023 were $18,406,762, $15,696,442 and $12,432,469, respectively.
NYLIFE Distributors did not retain any of these commissions. The policies are sold and premium payments are accepted on a continuous basis.
New York Life also has other compensation programs where managers and employees involved in the sales process receive additional compensation related to the sale of products manufactured and issued by New York Life or its affiliates.
NYLIFE Securities registered representatives can qualify to attend New York Life-sponsored educational, training, and development conferences based on the sales they make of life insurance, annuities, and investment products during a particular twelve-month period. In addition, qualification for recognition programs sponsored by New York Life depends on the sale of products manufactured and issued by New York Life or its affiliates.
Additional Information about Risks

Information System Failures and Cybersecurity Risks
We rely on technology, including digital communications and data storage networks and systems, to conduct our variable product business activities. Because our business, including our variable product business, is highly dependent upon the effective operation of our computer systems (including online service at www.newyorklife.com or the mobile application, and other systems) and those of our service providers and business partners, our business is vulnerable to disruptions from utility outages and susceptible to operational and information security risks resulting from information system failures and cyber-attacks/ransomware. These risks also apply to other insurance and financial services companies and businesses. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, interference with or denial of service, attacks on websites, and other operational disruption, and unauthorized use, abuse, and/or release of confidential customer information. We have established administrative and technical controls and cybersecurity plans, including a business continuity plan, to identify and protect our operations against system failures and cybersecurity breaches. Despite these controls and plans, systems failures and cyber-attacks/ransomware affecting New York Life and any of its affiliates and other affiliated or unaffiliated third-party administrators, underlying funds, intermediaries, and other service providers and business partners may have a material, negative impact on us and your policy Accumulation Value. For instance, system failures and cyber-attacks/ransomware may (i) interfere with our processing of policy transactions (including surrenders, withdrawals, loans, and transfers) and the processing of orders from www.newyorklife.com or the mobile application, or with the underlying funds or cause other operations issues; (ii) impact our ability to calculate Accumulation Unit Values and your policy’s Accumulation Values; (iii) cause the release, loss, and/or possible destruction of confidential customer and/or business information; (iv) subject us and/or our service providers, business partners, and intermediaries to regulatory fines, litigation, and financial losses, and/or cause us reputational damage. System failures and cybersecurity breaches may also impact the issuers of securities in which the underlying funds invest, which may cause the funds underlying your policy to lose value. There can be no assurance that we, or the underlying funds or our service providers and business partners, will be able to avoid these risks at all times or avoid losses affecting your policy due to information systems failures or cyber-attacks/ransomware.
Risks from Serious Infectious Disease Outbreaks
Our ability to administer your policy is subject to certain risks – common to all insurers and financial service providers – that could result from current or future outbreaks of infectious diseases, viruses (including COVID-19), epidemics, or pandemics (“serious infectious disease outbreaks”). Serious infectious diseases may spread rapidly. Serious infectious disease outbreaks – and general concerns about the course and effects of such outbreaks – not only raise serious health concerns, but may significantly disrupt economic activity in the U.S. and globally. The effects of a serious infectious disease outbreak may be short-term or last for extended time periods.
Our business activity and operations, and/or the activities and operations of our service providers and business partners, could be adversely affected or interrupted by serious infectious disease outbreaks. In order to mitigate the possible effects of these types of events, NYLIAC has established business continuity and disaster recovery plans. These plans may, for example, require our employees to work and access our information technology, communications, or other systems remotely. Notwithstanding these plans, a serious infectious disease outbreak and public health measures taken by government officials to combat an outbreak – may have a material, adverse effect on us, our ability to administer your policy, and your policy Accumulation Value. For example, a serious infectious disease outbreak or public health measures implemented to combat it may adversely affect our business and operations by (i) interfering with our processing of policy transactions (including surrenders, withdrawals, loans, and transfers) and the processing of orders from online service requests at www.newyorklife.com or the mobile application or with the underlying funds or cause other operational issues; (ii) delaying or interrupting our receipt of pricing or other services provided by third parties, thereby affecting, among other things, our ability to calculate accumulation unit values and policy cash values or to administer policy transactions dependent on systems and services provided by third parties; (iii) preventing our workforce from being able to be physically present at one or more of our worksites or from traveling to alternative worksites needed to implement our business continuity and disaster recovery plans, thereby resulting in lengthy interruptions of service; or (iv) subjecting us and/or our service providers, business partners, and intermediaries to regulatory fines, litigation, financial losses, and/or cause us reputational damage. In addition, our operations require experienced professional staff. Loss of a substantial number of such persons or an inability to provide properly equipped places for them to work may disrupt our operations and adversely affect our business. Serious infectious disease outbreaks may also affect the issuers of securities in which the underlying funds invest, which may cause the funds underlying your policy's Accumulation Value to decrease in value. Serious infectious disease outbreaks may also affect market interest rates, which may affect the interest crediting rates we may declare on the Fixed Account under your policy (subject to the guaranteed minimum interest crediting rate). There can be no assurance that we, the underlying funds, the companies in which they invest, or our services providers and business partners will be able to avoid these risks at all times or avoid losses affecting your policy due to serious infectious disease.
Legal Proceedings

NYLIAC is a defendant in lawsuits arising from its agency sales force, insurance (including variable contracts registered under the federal securities laws) and/or other operations. Some of these actions seek substantial or unspecified compensatory and punitive damages. NYLIAC is from time to time involved in various governmental, administrative, and investigative proceedings and inquiries.
Notwithstanding the uncertain nature of litigation and regulatory inquiries, the outcome of which cannot be predicted, NYLIAC believes that, after provisions made in the financial statements, the ultimate liability that could result from litigation and proceedings would not have a material adverse effect on the Separate Accounts, the ability of NYLIFE Distributors to perform its contract with the Separate Accounts, NYLIAC's financial position, or the ability of NYLIAC to meet its obligations under the Contracts; however, it is possible that settlements or adverse determinations in one or more actions or other proceedings in the future could have a material adverse effect on NYLIAC's operating results for a given year.

Voting Rights

The Portfolios are not required to and typically do not hold routine annual stockholder meetings. Special stockholder meetings will be called when necessary. Based on our current interpretation of applicable law, NYLIAC will vote the Portfolio shares held in the Investment Divisions at special shareholder meetings of the Portfolios in accordance with instructions we receive from persons having voting interests in the corresponding Investment Division. If, however, the federal securities laws are amended, or if NYLIAC’s present interpretation should change, and as a result, NYLIAC determines that it is allowed to vote the Portfolio shares in its own right, we may elect to do so.
We may, if required by state insurance regulations, disregard voting instructions if they would require shares to be voted so as to cause a change in the sub-classification or investment objectives of one or more of the available Investment Divisions or to approve or disapprove an investment advisory contract for a Portfolio. In addition, we may disregard voting instructions that would require changes in the investment policy or investment adviser of one or more of the Portfolios associated with the available Investment Divisions, provided that we reasonably disapprove such changes in accordance with applicable federal or state regulations. If we disregard policyowner voting instructions, we will advise policyowners of our action and the reasons for such action in the next available annual or semi-annual report.
Prior to the Annuity Commencement Date, you hold a voting interest in each Investment Division to which you have money allocated. We will determine the number of votes which are available to you by dividing the Accumulation Value attributable to an Investment Division by the net asset value per share of the applicable Portfolios. We will calculate the number of votes which are available to you separately for each Investment Division. We will determine that number by applying your percentage interest, if any, in a particular Investment Division to the total number of votes attributable to the Investment Division.
We will determine the number of votes of the Portfolio which are available as of the date established by the Portfolio of the relevant Fund. Voting instructions will be solicited by written or electronic communication prior to such meeting in accordance with procedures established by the relevant Fund.
If we do not receive timely instructions, we will vote those shares in proportion to the voting instructions which are received with respect to all policies participating in that Investment Division. Any shares owned by NYLIAC and its affiliates will also be voted proportionately in accordance with those instructions. As a result, a small number of policyowners may control the outcome of the vote. Each person having a voting interest in an Investment Division will receive proxy material, reports and other materials relating to the appropriate Portfolio.
Financial Statements

The statutory statements of financial position of NYLIAC as of December 31, 2025 and 2024, and the related statutory statements of operations, of changes in capital and surplus, and of cash flows for each of the three years in the period ended December 31, 2025 (including the report of the independent registered public accounting firm) and each of the Investment Divisions of each Separate Account's statement of assets and liabilities as of December 31, 2025, and the statements of operations and of changes in net assets and the financial highlights for each of the periods indicated in the Financial Statements (including the report of the independent registered public accounting firm) are incorporated by reference in the SAI. The independent registered public accounting firm is PricewaterhouseCoopers LLP.

Appendix 1
Investment Options Available Under the Policy
The following is a list of Portfolios available under the policy, which is subject to change, as discussed in the prospectus. Depending on the optional benefits you choose, you may not be able to invest in certain Portfolios. You can find the prospectuses and other information about the Portfolios online at https://dfinview.com/NewYorkLife/TAHD/flex-iii. You can also request this information at no cost by calling the VPSC at 1-800-598-2019 or by sending an email request with your name and mailing address to FlexIIIProspectus@newyorklife.com.
The current expenses and performance information below reflects fees and expenses of the Portfolios but does not reflect the other fees and expenses that your policy may charge. Expenses would be higher and performance would be lower if these charges were included. Each Portfolio’s past performance is not necessarily an indication of future performance.
Type	Portfolio Adviser/Sub-adviser	Current Expenses*	Average Annual Total Returns (as of 12/31/25)
			1 year	5 year	10 year
Large Cap Equity	NYLIM VP American Century Large Cap Equity (formerly NYLI VP American Century Sustainable Equity) — Service Class Adviser: New York Life Investment Management LLC (“New York Life Investments”) / Subadviser: American Century Investment Management, Inc.	0.93%	11.06%	13.68%	11.58%
Asset Allocation	NYLIM VP Balanced (formerly NYLI VP Balanced) — Service Class Adviser: New York Life Investments / Subadvisers: NYL Investors LLC (“NYL Investors”) and Wellington Management Company LLP (“Wellington”)	0.97%	11.16%	7.14%	7.04%
Investment Grade Bond	NYLIM VP Bond (formerly NYLI VP Bond) — Service Class Adviser: New York Life Investments / Subadviser: NYL Investors	0.80%	6.57%	(0.88)%	1.71%
International/Global Equity	NYLIM VP Candriam Emerging Markets Equity (formerly NYLI VP Candriam Emerging Markets Equity) — Service Class+ Adviser: New York Life Investments / Subadviser: Candriam	1.45%	35.54%	2.52%	7.39%
Sector	NYLIM VP CBRE Global Infrastructure (formerly NYLI VP CBRE Global Infrastructure) — Service Class Adviser: New York Life Investments / Subadviser: CBRE Investment Management Listed Real Assets LLC	1.20%	15.31%	6.79%	2.39%
Appendix 1-1

Type	Portfolio Adviser/Sub-adviser	Current Expenses*	Average Annual Total Returns (as of 12/31/25)
			1 year	5 year	10 year
Asset Allocation	NYLIM VP Conservative Allocation (formerly NYLI VP Conservative Allocation) — Service Class Adviser: New York Life Investments	0.80%	9.29%	3.67%	5.14%
Large Cap Equity	NYLIM VP Dimensional U.S. Equity (formerly NYLI VP Dimensional U.S. Equity) — Service Class Adviser: New York Life Investments / Subadviser: Dimensional Fund Advisors LP	0.79%	13.46%	12.11%	12.40%
Large Cap Equity	NYLIM VP Epoch U.S. Equity Yield (formerly NYLI VP Epoch U.S. Equity Yield) — Service Class Adviser: New York Life Investments / Subadviser: Epoch Investment Partners, Inc. (“Epoch”)	0.93%	13.96%	11.74%	9.69%
Asset Allocation	NYLIM VP Equity Allocation (formerly NYLI VP Equity Allocation) — Service Class Adviser: New York Life Investments	0.94%	13.69%	7.90%	9.07%
Sector	NYLIM VP Fidelity Institutional AM® Utilities (formerly NYLI VP Fidelity Institutional AM® Utilities) — Service Class Adviser: New York Life Investments / Subadviser: FIAM LLC (“FIAM”)	0.93%	13.50%	12.06%	10.69%
Non-Investment Grade Bond	NYLIM VP Floating Rate (formerly NYLI VP Floating Rate) — Service Class Adviser: New York Life Investments / Subadviser: NYL Investors	0.89%	4.86%	5.16%	4.74%
Asset Allocation	NYLIM VP Growth Allocation (formerly NYLI VP Growth Allocation) — Service Class Adviser: New York Life Investments	0.89%	12.24%	7.06%	8.05%
Alternatives	NYLIM VP Hedge Multi-Strategy (formerly NYLI VP Hedge Multi-Strategy) — Service Class Adviser: New York Life Investments	1.26%	7.78%	2.67%	1.81%
Asset Allocation	NYLIM VP Income Builder (formerly NYLI VP Income Builder) — Service Class Adviser: New York Life Investments / Subadvisers: Epoch and MacKay Shields LLC (“MacKay”)	0.88%	16.70%	6.29%	7.13%
Appendix 1-2

Type	Portfolio Adviser/Sub-adviser	Current Expenses*	Average Annual Total Returns (as of 12/31/25)
			1 year	5 year	10 year
Asset Allocation	NYLIM VP Janus Henderson Balanced (formerly NYLI VP Janus Henderson Balanced) — Service Class Adviser: New York Life Investments / Subadviser: Janus Henderson Investors US LLC (“Janus Henderson”)	0.83%	14.76%	8.30%	9.91%
Non-Investment Grade Bond	NYLIM VP MacKay Convertible (formerly NYLI VP MacKay Convertible) — Service Class Adviser: New York Life Investments / Subadviser: MacKay	0.84%	16.11%	5.34%	10.10%
Non-Investment Grade Bond	NYLIM VP MacKay High Yield Corporate Bond (formerly NYLI VP MacKay High Yield Corporate Bond) — Service Class Adviser: New York Life Investments / Subadviser: MacKay	0.84%	6.60%	4.18%	5.87%
Non-Investment Grade Bond	NYLIM VP MacKay Strategic Bond (formerly NYLI VP MacKay Strategic Bond) — Service Class Adviser: New York Life Investments / Subadviser: MacKay	0.90%	8.60%	3.73%	4.14%
Investment Grade Bond	NYLIM VP MacKay U.S. Infrastructure Bond (formerly NYLI VP MacKay U.S. Infrastructure Bond) — Service Class Adviser: New York Life Investments / Subadviser: MacKay	0.82%	8.17%	(0.15)%	1.13%
Large Cap Equity	NYLIM VP MFS® Investors Trust (formerly NYLI VP MFS® Investors Trust) — Service Class Adviser: New York Life Investments / Subadviser: Massachusetts Financial Services Company (“MFS”)	1.00%	N/A	N/A	N/A
Large Cap Equity	NYLIM VP MFS® Research (formerly NYLI VP MFS® Research) — Service Class Adviser: New York Life Investments / Subadviser: MFS	1.01%	N/A	N/A	N/A
Asset Allocation	NYLIM VP Moderate Allocation (formerly NYLI VP Moderate Allocation) — Service Class Adviser: New York Life Investments	0.83%	11.02%	5.36%	6.61%
Appendix 1-3

Type	Portfolio Adviser/Sub-adviser	Current Expenses*	Average Annual Total Returns (as of 12/31/25)
			1 year	5 year	10 year
Sector	NYLIM VP Natural Resources (formerly NYLI VP Natural Resources) — Initial Class Adviser: New York Life Investments / Subadviser: Newton Investment Management North America, LLC ("NIMNA")	0.85%	15.20%	17.27%	10.88%
Sector	NYLIM VP Newton Technology Growth (formerly NYLI VP Newton Technology Growth) — Service Class Adviser: New York Life Investments / Subadviser: NIMNA	1.03%	N/A	N/A	N/A
Investment Grade Bond	NYLIM VP PIMCO Real Return (formerly NYLI VP PIMCO Real Return) — Service Class Adviser: New York Life Investments / Subadviser: Pacific Investment Management Company LLC (“PIMCO”)	1.34%	7.89%	1.11%	3.03%
International/Global Equity	NYLIM VP PineStone International Equity (formerly NYLI VP PineStone International Equity) — Service Class Adviser: New York Life Investments / Subadviser: PineStone Asset Management Inc.	1.11%	12.01%	(0.05)%	5.18%
Large Cap Equity	NYLIM VP S&P 500 Index (formerly NYLI VP S&P 500 Index) — Service Class Adviser: New York Life Investments	0.37%	17.43%	14.00%	14.34%
Small/Mid Cap Equity	NYLIM VP Schroders Mid Cap Opportunities (formerly NYLI VP Schroders Mid Cap Opportunities) — Service Class Adviser: New York Life Investments / Subadviser: Schroder Investment Management North America Inc.	1.08%	7.00%	4.79%	7.12%
Small/Mid Cap Equity	NYLIM VP Small Cap Growth (formerly NYLI VP Small Cap Growth) — Service Class Adviser: New York Life Investments / Subadvisers: Brown Advisory, LLC and Segall Bryant & Hamill, LLC	1.11%	4.63%	1.38%	8.68%
Money Market	NYLIM VP U.S. Government Money Market (formerly NYLI VP U.S. Government Money Market) — Initial Class Adviser: New York Life Investments / Subadviser: NYL Investors	0.28%	4.05%	3.02%	1.89%
Appendix 1-4

Type	Portfolio Adviser/Sub-adviser	Current Expenses*	Average Annual Total Returns (as of 12/31/25)
			1 year	5 year	10 year
Large Cap Equity	NYLIM VP Wellington Growth (formerly NYLI VP Wellington Growth) — Service Class+ Adviser: New York Life Investments / Subadviser: Wellington	0.98%	16.77%	10.10%	13.17%
Small/Mid Cap Equity	NYLIM VP Wellington Small Cap (formerly NYLI VP Wellington Small Cap) — Service Class Adviser: New York Life Investments / Subadviser: Wellington	1.00%	9.26%	5.66%	7.15%
Large Cap Equity	NYLIM VP Winslow Large Cap Growth (formerly NYLI VP Winslow Large Cap Growth) — Service Class Adviser: New York Life Investments / Subadviser: Winslow Capital Management, LLC	1.00%	14.07%	12.41%	15.85%
Large Cap Equity	AB VPS Relative Value Portfolio — Class B Adviser: AllianceBernstein L.P.	0.85%	10.20%	11.15%	10.30%
Asset Allocation	American Funds® IS Asset Allocation Fund — Class 4 Adviser: Capital Research and Management CompanySM (“CRMC”)	0.79%	15.59%	8.70%	9.50%
Investment Grade Bond	American Funds® IS The Bond Fund of America® — Class 4 Adviser: CRMC	0.72%	6.98%	(0.38)%	2.11%
Investment Grade Bond	American Funds® IS Capital World Bond Fund® — Class 4 Adviser: CRMC	0.98%	9.03%	(2.76)%	0.97%
Large Cap Equity	American Funds® IS Growth Fund — Class 4 Adviser: CRMC	0.83%	19.93%	13.09%	17.67%
Large Cap Equity	American Funds® IS Growth-Income Fund — Class 4 Adviser: CRMC	0.78%	17.77%	13.62%	13.63%
International/Global Equity	American Funds® IS New World Fund® — Class 4 Adviser: CRMC	1.07%	27.92%	5.06%	8.98%
Appendix 1-5

Type	Portfolio Adviser/Sub-adviser	Current Expenses*	Average Annual Total Returns (as of 12/31/25)
			1 year	5 year	10 year
International/Global Equity	American Funds® IS SMALLCAP World Fund® (formerly American Funds® IS Global Small Capitalization Fund) — Class 4 Adviser: CRMC	1.15%	14.33%	0.23%	6.96%
Investment Grade Bond	American Funds® IS U.S. Government Securities Fund® — Class 4 Adviser: CRMC	0.75%	7.54%	(0.49)%	1.45%
Large Cap Equity	American Funds® IS Washington Mutual Investors Fund — Class 4 Adviser: CRMC	0.75%	16.90%	13.60%	12.08%
Asset Allocation	BlackRock® Global Allocation V.I. Fund — Class III Adviser: BlackRock Advisors, LLC (“BlackRock”) / Subadvisers: BlackRock (Singapore) Limited and BlackRock International Limited	1.01%	19.42%	5.51%	7.33%
Non-Investment Grade Bond	BlackRock® High Yield V.I. Fund — Class III Adviser: BlackRock / Subadviser: BlackRock International Limited	0.78%	9.09%	4.57%	6.07%
Large Cap Equity	BNY Mellon Sustainable U.S. Equity Portfolio — Service Shares Adviser: BNY Mellon Investment Adviser, Inc. / Subadviser: Newton Investment Management Limited	0.91%	15.67%	11.65%	13.27%
Sector	Columbia Variable Portfolio — Commodity Strategy Fund — Class 2++ Adviser: Columbia Management Investment Advisers, LLC (“Columbia”) / Subadviser: Threadneedle International Limited	1.00%	15.30%	12.44%	6.46%
Non-Investment Grade Bond	Columbia Variable Portfolio — Emerging Markets Bond Fund — Class 2 Adviser: Columbia	1.00%	12.65%	1.47%	4.03%
Investment Grade Bond	Columbia Variable Portfolio — Intermediate Bond Fund — Class 2 Adviser: Columbia	0.77%	8.84%	(0.68)%	2.52%
Small/Mid Cap Equity	Columbia Variable Portfolio — Small Cap Value Discovery Fund (formerly Columbia Variable Portfolio — Small Cap Value Fund) — Class 2 Adviser: Columbia	1.13%	14.66%	12.19%	11.20%
Appendix 1-6

Type	Portfolio Adviser/Sub-adviser	Current Expenses*	Average Annual Total Returns (as of 12/31/25)
			1 year	5 year	10 year
Small/Mid Cap Equity	Columbia Variable Portfolio — Small Company Growth Fund — Class 2 Adviser: Columbia	1.12%	21.69%	3.32%	14.89%
Alternatives	DWS Alternative Asset Allocation VIP — Class B Adviser: DWS Investment Management Americas Inc. / Subadviser: RREEF America LLC	1.31%	10.03%	4.88%	4.52%
Investment Grade Bond	Fidelity® VIP Bond Index Portfolio — Service Class 2 Adviser: Fidelity Management & Research Company LLC (“FMR”) / Subadvisers: Other investment advisers	0.39%	6.76%	(0.81)%	N/A
Large Cap Equity	Fidelity® VIP ContrafundSM Portfolio — Service Class 2 Adviser: FMR / Subadvisers: Other investment advisers	0.79%	21.24%	15.08%	15.49%
International/Global Equity	Fidelity® VIP Emerging Markets Portfolio — Service Class 2 Adviser: FMR / Subadvisers: Other investment advisers	1.12%	40.79%	5.62%	10.66%
Large Cap Equity	Fidelity® VIP Equity-Income PortfolioSM — Service Class 2 Adviser: FMR / Subadvisers: Other investment advisers	0.71%	18.75%	12.13%	11.32%
Small/Mid Cap Equity	Fidelity® VIP Extended Market Index Portfolio — Service Class 2 Adviser: FMR / Subadviser: Geode Capital Management, LLC (“Geode”)	0.37%	12.03%	7.75%	N/A
Asset Allocation	Fidelity® VIP FundsManager® 60% Portfolio — Service Class Adviser: FMR	0.63%	15.71%	6.67%	8.19%
Large Cap Equity	Fidelity® VIP Growth Opportunities Portfolio — Service Class 2 Adviser: FMR / Subadvisers: Other investment advisers	0.81%	21.73%	11.04%	19.64%
Appendix 1-7

Type	Portfolio Adviser/Sub-adviser	Current Expenses*	Average Annual Total Returns (as of 12/31/25)
			1 year	5 year	10 year
Sector	Fidelity® VIP Health Care Portfolio — Service Class 2 Adviser: FMR / Subadvisers: Other investment advisers	0.84%	14.10%	3.92%	N/A
International/Global Equity	Fidelity® VIP International Capital Appreciation Portfolio — Service Class 2 Adviser: FMR / Subadvisers: FIL Investment Advisors	1.02%	18.36%	5.99%	9.53%
International/Global Equity	Fidelity® VIP International Index Portfolio — Service Class 2 Adviser: FMR / Subadviser: Geode	0.41%	32.82%	7.76%	N/A
Investment Grade Bond	Fidelity® VIP Investment Grade Bond Portfolio — Service Class 2 Adviser: FMR / Subadvisers: Other investment advisers	0.62%	6.93%	(0.21)%	2.45%
Small/Mid Cap Equity	Fidelity® VIP Mid Cap Portfolio — Service Class 2 Adviser: FMR / Subadvisers: Other investment advisers	0.80%	11.49%	9.83%	10.31%
Sector	Franklin Gold and Precious Metals VIP Fund — Class 2 Adviser: Franklin Advisers, Inc. (“Franklin Advisers”)	0.95%	N/A	N/A	N/A
Asset Allocation	Franklin Templeton Aggressive Model Portfolio — Class II Adviser: Franklin Templeton Fund Adviser, LLC (“FTFA”) / Subadviser: Franklin Advisers	0.88%	17.04%	10.14%	N/A
Asset Allocation	Franklin Templeton Moderately Aggressive Model Portfolio — Class II Adviser: FTFA / Subadviser: Franklin Advisers	0.82%	15.01%	7.87%	N/A
Asset Allocation	Franklin Templeton Moderate Model Portfolio — Class II Adviser: FTFA / Subadviser: Franklin Advisers	0.82%	13.18%	6.49%	N/A
Asset Allocation	Franklin Templeton Moderately Conservative Model Portfolio — Class II Adviser: FTFA / Subadviser: Franklin Advisers	0.82%	11.51%	4.91%	N/A
Appendix 1-8

Type	Portfolio Adviser/Sub-adviser	Current Expenses*	Average Annual Total Returns (as of 12/31/25)
			1 year	5 year	10 year
Asset Allocation	Franklin Templeton Conservative Model Portfolio — Class II Adviser: FTFA / Subadviser: Franklin Advisers	0.85%	9.04%	2.65%	N/A
International/Global Equity	Goldman Sachs VIT International Equity Insights Fund — Service Class Adviser: Goldman Sachs Asset Management, L.P.	1.06%	38.15%	10.80%	7.96%
International/Global Equity	Invesco V.I. EQV International Equity Fund — Series II Shares Adviser: Invesco Advisers, Inc. (“Invesco”)	1.15%	16.23%	3.42%	5.95%
Small/Mid Cap Equity	Invesco V.I. Main Street Small Cap Fund® — Series II Shares Adviser: Invesco	1.09%	8.44%	8.07%	10.31%
Small/Mid Cap Equity	Janus Henderson Enterprise Portfolio — Service Shares Adviser: Janus Henderson	0.97%	7.41%	7.35%	12.51%
International/Global Equity	Janus Henderson Global Research Portfolio — Service Shares Adviser: Janus Henderson	1.07%	20.60%	12.23%	12.64%
Investment Grade Bond	Lord Abbett Series Fund, Inc. — Short Duration Income Portfolio — Class VC Adviser: Lord, Abbett & Co. LLC	0.72%	5.90%	2.25%	2.62%
Large Cap Equity	LVIP ClearBridge Appreciation Fund (formerly ClearBridge Variable Appreciation Portfolio) — Service Class Adviser: Lincoln Financial Investments Corporation / Subadviser: ClearBridge Investments, LLC	0.95%	14.19%	12.44%	13.05%
International Equity	MFS® International Intrinsic Equity Portfolio (formerly MFS® International Intrinsic Value Portfolio) — Service Class Adviser: MFS	1.14%	32.96%	7.02%	9.68%
Mid Cap Equity	MFS® Mid Cap Value Portfolio — Service Class Adviser: MFS	1.04%	5.75%	9.90%	9.69%
Appendix 1-9

Type	Portfolio Adviser/Sub-adviser	Current Expenses*	Average Annual Total Returns (as of 12/31/25)
			1 year	5 year	10 year
International/Global Equity	MFS® Research International Portfolio — Service Class Adviser: MFS	1.15%	21.75%	5.25%	7.27%
Small/Mid Cap Equity	Neuberger Berman AMT Mid Cap Growth Portfolio — Class S Adviser: Neuberger Berman Investment Advisers LLC	1.11%	5.23%	4.27%	10.71%
Small/Mid Cap Equity	Nomura VIP Small Cap Value Series (formerly Macquarie VIP Small Cap Value Series) — Service Class Adviser: Delaware Management Company, a series of Nomura Investment Management Business Trust	1.04%	7.83%	8.93%	8.84%
Investment Grade Bond	PIMCO VIT Income Portfolio — Advisor Class Adviser: PIMCO	1.02%	10.08%	3.31%	N/A
Investment Grade Bond	PIMCO VIT International Bond Portfolio (U.S. Dollar-Hedged) — Advisor Class Adviser: PIMCO	1.19%	3.85%	0.93%	2.78%
Investment Grade Bond	PIMCO VIT Low Duration Portfolio — Advisor Class Adviser: PIMCO	0.76%	5.42%	1.47%	1.69%
Investment Grade Bond	PIMCO VIT Short-Term Portfolio — Advisor Class Adviser: PIMCO	0.75%	4.57%	3.14%	2.65%
Investment Grade Bond	PIMCO VIT Total Return Portfolio — Advisor Class Adviser: PIMCO	0.83%	8.78%	(0.08)%	2.26%
Sector	Principal VC Real Estate Securities Account — Class 2 Adviser: Principal Global Investors, LLC / Subadviser: Principal Real Estate Investors, LLC	1.03%	0.92%	4.61%	5.67%
International/Global Equity	Putnam VT International Value Fund — Class IB Adviser: Putnam Investment Management, LLC / Subadvisers: Franklin Advisers, Inc., Franklin Templeton Investment Management Limited and The Putnam Advisory Company, LLC	1.06%	34.68%	12.49%	8.86%
Appendix 1-10

Type	Portfolio Adviser/Sub-adviser	Current Expenses*	Average Annual Total Returns (as of 12/31/25)
			1 year	5 year	10 year
Large Cap Equity	Voya Growth and Income Portfolio — Class S Adviser: Voya Investments, LLC (“Voya”) / Subadviser: Voya Investment Management Co. LLC (“VIM”)	0.92%	17.94%	15.18%	14.33%
Investment Grade Bond	Voya Intermediate Bond Portfolio — Class S Adviser: Voya / Subadviser: VIM	0.80%	7.46%	(0.09)%	2.42%
Investment Grade Bond	Western Asset Core Plus VIT Portfolio — Class II+++ Adviser: FTFA / Subadvisers: Western Asset Management Company, LLC; Western Asset Management Company Limited; Western Asset Management Company Ltd.; and Western Asset Management Company Pte. Ltd.	0.79%	7.69%	(1.67)%	1.85%
*
Current Expenses take into account expense reimbursement or fee waiver arrangements in place that are generally expected to continue through April 30, 2027 and may be terminated at any time thereafter at the option of the Fund. Annual expenses for the Portfolio for the year ended December 31, 2025 reflect temporary fee reductions under such an arrangement.
+
Closed for policyowners who were not invested in the Investment Division on November 13, 2017, and closed for other policyowners if all your Accumulation Value is removed from the Investment Division on or after November 13, 2017.
++
Closed for policyowners who were not invested in the Investment Division on November 23, 2020, and closed for other policyowners if all your Accumulation Value is removed from the Investment Division on or after November 23, 2020.
+++
Closed for policyowners who were not invested in the Investment Division on May 1, 2026, and closed for other policyowners if all your Accumulation Value is removed from the Investment Division on or after May 1, 2026.

The following is a list of fixed options currently available under the policy. We may change the features of the fixed options listed below and offer new fixed options. We will provide you with written notice before doing so.
Name	Term	Guaranteed Minimum Interest Rate
Fixed Account	N/A	0.05%
DCA Advantage Account	6 months	0.05%
Appendix 1-11

Appendix 2
FIR AVAILABILITY BY PLAN TYPE
(not available for applications signed on or after May 1, 2017)
Other types of plans may also be made available. Contact your registered representative for more information.
Non Qualified	Base Policy Issue Ages *	0–80
	FIR Availability **	0–80
	Earliest FIR Income Start Date	Age 20
	Latest FIR Income Start Date	Age ˂ 86
	Latest FIR Purchase	Age ˂ 84
Traditional IRA	Base Policy Issue Ages*	18–80
	FIR Availability **	18–two years prior to the Future Income Start Date
	Earliest FIR Income Start Date	Age 18
	Latest FIR Income Start Date	April 1 after year you attain age 73
	Latest FIR Purchase	Two years prior to the Future Income Start Date
Roth IRA	Base Policy Issue Ages*	18–80
	FIR Availability **	20–80
	Earliest FIR Income Start Date	Age 59½
	Latest FIR Income Start Date	Age ˂ 86
	Latest FIR Purchase	Age ˂ 84
Inherited IRA	Base Policy Issue Ages*	0–80
	FIR Availability **	Not available
	Earliest FIR Income Start Date	N/A
	Latest FIR Income Start Date	N/A
	Latest FIR Purchase	N/A
SEP IRA / SIMPLE IRA	Base Policy Issue Ages*	18–80
	FIR Availability **	Not available
	Earliest FIR Income Start Date	N/A
	Latest FIR Income Start Date	N/A
	Latest FIR Purchase	N/A
Non–Erisa TSA / 403(b) / One Person Pension / Keogh	Base Policy Issue Ages*	18–80
	FIR Availability **	Not available
	Earliest FIR Income Start Date	N/A
	Latest FIR Income Start Date	N/A
	Latest FIR Purchase	N/A
*
Base policy issue ages are based on owner(s) age
**
Based on age of the Annuitant. We automatically issue the FIR if the Annuitant falls within the range displayed
Appendix 2-1

Appendix 3
State Variations
State	Features/Benefits	State Variation
California	Your Right to Cancel (“Free Look”)
If you are age 60 or older at the time the policy is issued, you may cancel the policy within 30 days from the date you received it and receive a refund as follows:
(a) If you do not direct the premium payment(s) be invested
in the Investment Divisions, we will return your (i) policy
charge and (ii) premium payment(s), less any
withdrawals.
(b) If you direct the premium payment(s) be invested in the
Investment Divisions, we will return your (i) policy charge
and (ii) Account Value, on the day we receive your
request, in Good Order, less any withdrawals.

	E- Delivery Credit	You may select electronic delivery; however, the e-delivery credit is not available.
Income Payments
Income Payments may be less than those that we would
provide to the same class of Annuitants if the Accumulation
Value, less any applicable Surrender Charges, was used to
purchase any single premium immediate annuity we offer on
the Annuity Commencement Date.

	Ownership changes or assignment of the Annual Death Benefit Reset (ADBR) Rider	An ownership change or assignment of the policy does not terminate the ADBR Rider.
	Waiver of Surrender Charges for Home Health Care Rider	Not available.
Delaware	Income Payments
Income Payments may be less than those that we would
provide to the same class of Annuitants if the Accumulation
Value, less any applicable Surrender Charges, was used to
purchase any single premium immediate annuity we offer on
the Annuity Commencement Date.

Florida	Your Right to Cancel (“Free Look”)	You may cancel the policy within 21 days from the date you received it and receive (i) any policy charge, (ii) and Accumulation Value.
	E- Delivery Credit	You may select electronic delivery; however, the e-delivery credit is not available.
Income Payments
Income Payments may be less than those that we would
provide to the same class of Annuitants if the Accumulation
Value, less any applicable Surrender Charges, was used to
purchase any single premium immediate annuity we offer on
the Annuity Commencement Date.

	Ownership changes or assignment of the Annual Death Benefit Reset (ADBR) Rider	An ownership change or assignment of the policy does not terminate the ADBR Rider.
Appendix 3-1

State	Features/Benefits	State Variation
New Jersey	Civil Union Partner Endorsement
Civil Union partners are permitted to continue the policy under the spousal continuance provisions with the following
exceptions. If your Civil Union Partner continues the policy after your death, your Civil Union Partner will have all rights of ownership. However, to comply with the Internal Revenue Code and the applicable Treasury Regulations, the entire proceeds of the policy must be either be:
(a) disbursed within five years of the original Owner’s death;
or
(b) placed under the Life Income – Guaranteed Period
Payment Option or any other Income Payment option
that is available at that time, provided that such
payments are made over the life of the Civil Union
Partner or over a number of years that is not more than
the life expectancy of the Civil Union Partner (as
determined for federal tax purposes) at the time of the
original Owner’s death, and begin within one year after
the original Owner’s death.

New York	Nonforfeiture Value
Nonforfeiture Value—The Nonforfeiture Value is equal to 100%
of the Consideration(s) allocated to the Fixed Account and/or to the DCA Advantage Account accumulated at the crediting rate
(which shall be no less than the Nonforfeiture Rate) since the
Payment Date or transfer date, minus any amounts withdrawn
or transferred from the Fixed Account and/or from the DCA
Advantage Account, with the remaining amount accumulated at
the crediting rate since the date of withdrawal or transfer.

	Annual Death Benefit Reset (ADBR) Rider	(a) The name of the ADBR rider is “Guaranteed Minimum Death Benefit Rider”. (b) An ownership change or assignment of the policy does not terminate the ADBR rider.
Annual Death Benefit Reset (ADBR) Rider Charge
The ADBR rider charge will be deducted from each Investment
Division in proportion to its percentage of the Variable Account
Value of the applicable quarter and will not reduce your
Adjusted Premium Payments.

Future Income Rider
(a) Total Future Income Purchases may not be more than
25% of your Accumulation Value in a given Policy Year.
(b) The Future Income Payment amount purchased will be
no less than the greater of: a) the amount that could be
purchased by applying the Future Income Purchase to
the Future Income purchase rate guarantees in this
Rider; and b) the amount that could be purchased by
applying the Future Income Purchase under any
guaranteed paid-up deferred annuity policy offered by
NYLIAC to the same class of annuitants on the Future
Income Start Date.
(c) The name of the FIR is “Guaranteed Paid-Up Deferred
Annuity Benefit Rider”.

Appendix 3-2

State	Features/Benefits	State Variation
	Definition of Adjusted Premium Payment
The definition of “Adjusted Premium Payment”—is the total
dollar amount of premium payments made under the policy and
allocated to the Investment Divisions of the Separate Account
reduced by any withdrawals (including Future Income
Purchases) and applicable surrender charges in excess of any gain in the policy.

	Income Payments
Income Payments will not be less than those that we would
provide to the same class of Annuitants if the Accumulation
Value was used to purchase any single premium immediate
annuity offered by NYLIAC on the Annuity Commencement
Date.

	Your Right to Cancel (“Free Look”)	You may cancel the policy within ten (10) days from the date you received it and receive (i) any policy charge, (ii) and premium payment(s), less any withdrawals.
	Automatic Asset Rebalancing (AAR)	You must affirmatively elect AAR on your application or in a subsequent notice for your policy to be subject to AAR.
	Delay of Payments	We will pay interest on deferred payments of any partial withdrawal or full surrender request deferred for ten (10) days or more.
	Our Right to Cancel for policies with less than $20 per month of Accumulation Value
If we do not receive premium payments for a period of three
years, and the Accumulation Value of your policy would provide
Income Payments of less than $20 per month on the Annuity
Commencement Date, we reserve the right to terminate your
policy.

	Surrender Charges – for policies with an application signed on or after November 13, 2023	Policy Year	Surrender Charge
		1	8%
		2	8%
		3	7%
		4	6%
		5	5%
		6	4%
		7	3%
		8+	0%
North Dakota	Your Right to Cancel (“Free Look”)	You may cancel the policy within twenty (20) days from the date you received it and receive (i) any rider charge, and (ii) the account value.
	E-Delivery Credit	You may select electronic delivery; however, the e-delivery credit is not available.
	Income Payments
Income Payments may be less than those that we would
provide to the same class of Annuitants if the Accumulation
Value, less any applicable Surrender Charges, was used to
purchase any single premium immediate annuity we offer on
the Annuity Commencement Date.

Appendix 3-3

State	Features/Benefits	State Variation
South Dakota	Income Payments
Income Payments may be less than those that we would
provide to the same class of Annuitants if the Accumulation
Value, less any applicable Surrender Charges, was used to
purchase any single premium immediate annuity we offer on
the Annuity Commencement Date.

Washington DC	Income Payments
Income Payments may be less than those that we would
provide to the same class of Annuitants if the Accumulation
Value, less any applicable Surrender Charges, was used to
purchase any single premium immediate annuity we offer on
the Annuity Commencement Date.

Appendix 3-4

Back Cover Page
The Statement of Additional Information (SAI) dated May 1, 2026 contains more information about the policies and the Separate Accounts. The SAI has been filed with the SEC and is incorporated by reference into this Summary Prospectus. The SAI is posted on our website, https://dfinview.com/NewYorkLife/TAHD/flex-iii. For a free paper copy of the SAI, to request other information about the policies, and to make investor inquiries call us at (800) 598-2019 or write to us at NYLIAC Variable Product Service Center, Madison Square Station, P.O. Box 922, New York, NY 10159.
Reports and other information about the Separate Accounts are available on the SEC’s website at https://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.
Separate Account III EDGAR contract identifier #C000154618

Separate Account IV EDGAR contract identifier #C000154619